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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05547
                                   ---------------------------------------------
Laudus Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                  3435 Stelzer Road, Columbus, Ohio 43219-8006
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

        BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219-8006
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:      (614)470-8000
                                                     ---------------------------

Date of fiscal year end:   March 31, 2005
                           -----------------------------------

Date of reporting period:  September 30, 2004
                           -----------------------------------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

                                  LAUDUS TRUST

                       SUPPLEMENT DATED NOVEMBER 30, 2004
                                       TO
                  SEMI-ANNUAL REPORT DATED SEPTEMBER 30, 2004

    This supplement is provided to update, and should be read in conjunction with, the information provided in the Semi-Annual Report of the Trust, dated September 30, 2004. This supplement relates only to the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund and does not amend, supersede, or otherwise affect any information contained in the Semi-Annual Report for any other Fund.

On page 127 of the Laudus Semi-Annual Report, the following paragraph should read:

    Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.05% of its average daily net assets attributable to Adviser Shares for sub-transfer agent services in connection with such shares.

         Investors should retain this supplement for future reference.

SEMI-ANNUAL REPORT                                           (LAUDUS FUNDS LOGO)
September 30, 2004


                                                         COMMAND PERFORMANCE(TM)


U.S. EQUITY FUNDS

Laudus Rosenberg U.S. Large Capitalization Fund
Laudus Rosenberg U.S. Large Capitalization Growth Fund
Laudus Rosenberg U.S. Discovery Fund
Laudus Rosenberg U.S. Small Capitalization Fund

INTERNATIONAL EQUITY FUNDS

Laudus Rosenberg International Equity Fund
Laudus Rosenberg International Small Capitalization Fund

LONG/SHORT EQUITY FUNDS

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund Laudus Rosenberg Global Long/Short Equity Fund
Laudus Rosenberg Value Long/Short Equity Fund




Each of the Funds is a series of Laudus Trust, which is an open-end management investment company offering diversified portfolios with different investment objectives and strategies.

Charles Schwab Investment Management, Inc. is the Investment Adviser to the Funds and AXA Rosenberg Investment Management LLC is the Subadviser.

Table of Contents




1   President's Message
2   Management's Discussion
8   Performance and Fund Facts
22  Fund Expenses

Financial Statements

24  Statements of Portfolio Investments
108 Statements of Assets and Liabilities
110 Statements of Operations
112 Statements of Changes in Net Assets
120 Financial Highlights
124 Notes to Financial Statements
130 Trustees and Officers of Laudus Trust
132 Definitions, Terms and Other Information




NOTICE ABOUT DUPLICATE MAILINGS

In order to reduce expenses of the Laudus Trust incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Laudus Trust may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at 800.555.5737.

Each of the Funds is a series of the Laudus Trust (the "Trust"), an open-end management investment company offering multiple portfolios with different investment objectives and strategies. Except as explicitly described otherwise, the investment objective and policies of each of the Funds may be changed without shareholder approval. The Funds are advised by Charles Schwab Investment Management, Inc. ("CSIM"). AXA Rosenberg Investment Management LLC ("AXA Rosenberg") acts as Subadviser to the Funds. The Funds are distributed by Laudus Distributor, Inc.

                                              Laudus Funds Semi-Annual Report  1

President's Message

                     There is no doubt that it has been a turbulent six months for equity markets, as evidenced by many indices reporting negative numbers for the report period. And while there is little we can do to alter the market sentiment, there are things we are doing to try to help our shareholders weather this rough climate.

                     As I mentioned in the annual report, we closed the Laudus Rosenberg U. S. Small Capitalization Fund to new investors earlier this year to ensure that the fund stays true to its goal of maximizing the investment opportunity and potential returns for our shareholders. In positioning ourselves for future growth, we also made the decision to liquidate the Laudus Rosenberg European Fund. One of the outcomes of this decision is that it allows us to focus more on funds that are of greater interest to you.
                     With our eyes to the future, we remain committed to expanding the funds we offer under the Laudus name. We plan to do this by identifying additional funds that complement our existing fund line-up. The Schwab MarketMasters Funds(R) meet our standards, and we are happy to announce that, as of November 1, 2004, they are being offered under the Laudus name.

                     While I am proud of the long-term performance of all of our funds, I want to single out the Laudus Rosenberg U.S. Discovery Fund, which hit an important milestone when it passed its three-year anniversary in September. Now that the fund, which invests in small/mid-cap stocks, has a longer-term track record, it is eligible for ratings from more of the major rating agencies. We believe that its three-year track record will make the fund more attractive to a broader audience in a time when many small-cap funds are closing to new investors.

                     On behalf of Laudus Funds, I want to thank you for investing with us and remind you that our commitment to our shareholders will never waver.

                     Sincerely,

                     (SIGNATURE)
(PHOTO OF JANA D. THOMPSON)

JANA D. THOMPSON is
President and CEO of
Laudus Funds, and is
president of each of
the funds covered in
this report. Prior to
joining Charles Schwab
& Co., Inc. in 2000,
Jana enjoyed a 16-year
career in asset
management and client
services.

2  Laudus Funds Semi-Annual Report

Management's Discussion for the six months ended September 30, 2004

U.S. MARKET OVERVIEW

Following five consecutive quarters of gains, U.S. equity markets fell in third-quarter 2004, bringing the numbers for the April through September report period into negative territory. More specifically, the S&P 500(R) Index was down 0.18%, while the Russell 2000(R) was down 2.40%. The Russell 2500(TM), which covers the small- to mid-cap segment of the U.S. equity universe, also was down 2.19% for the period. Small-cap stocks, which historically lead the way out of a recession, had led the market for more than a year, up until the beginning of the report period. At that point, with many economic indicators continuing to be positive and the economy seemingly on track, larger-cap stocks became the more dominant asset class. In terms of style, value edged out growth early in the period and gained momentum, significantly outperforming growth at the end of the report period.

During the early part of the report period, despite the light volume, stocks traded slightly higher. Also helpful was that investors' concerns about a "jobless recovery" diminished, when American businesses added the most jobs in a quarter (based on forecasts for June payrolls) since fourth-quarter 1999. Unfortunately, following a few months of strong employment numbers, the early summer figures, along with other key economic data, such as retail sales, came in lower than expected.

Second-quarter Gross Domestic Product (GDP), for example, had dipped to an annualized 3.32%, down from 4.50% in first quarter. With consumer spending comprising about 70% of GDP, higher inflation had eroded purchasing power and consumers responded by slowing their spending. Market watchers ascribed the weakness to geo-political uncertainty, terrorism, and the presidential election. The price of oil also was a factor and after a brief decline in oil prices following OPEC's decision to boost production, a confluence of supply concerns and robust global demand pushed crude to new highs.

Business, meanwhile, seemed to be strong, with both capital spending and especially corporate earnings up versus the previous year. This positive news, along with the mixed news resulting from the concerns cited above, led investors to ask if this is a summer soft patch or an actual economic slowdown. The Federal Reserve Open Market Committee (the Fed) viewed it as a soft patch, because at its September 2004 meeting, it increased its Fed funds target rate another 0.25% for the third time in four months, bringing it up to 1.75%.

U. S. EQUITY FUNDS PERFORMANCE OVERVIEW

In 2003 and early 2004 when the market was rising, investors seemed less interested in companies' fundamentals and earnings prospects, but rather sought out high-beta stocks or tried to position industry bets based on which sectors they thought might benefit most from the ongoing economic recovery. With the market down over the report period ending September 30, 2004, the focus shifted more toward quality earnings, and our active performance improved as well. In this environment, three of the four U. S. long funds beat their respective benchmarks, even though all four ended the report period in negative territory. At the beginning of the period, growth was the favored style, while small cap performed better than large cap. As the period unfolded and the economic recovery matured, large cap replaced small cap as the more dominant asset class, with the Russell 1000(R) Index down just 0.43%. In terms of growth and value, all the Russell Value Indices outperformed all the Russell Growth Indices.

TOTAL RETURNS below are for the six months ended 9/30/04 (not annualized). For performance details see pages 8-11.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND(1)
---------------------------------------------------
                                       Russell
AXLIX                 AXLVX            1000(R)
Institutional shares  Investor shares  Index
-1.01%                -1.19%           -0.43%
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH
FUND(1)
---------------------------------------------------
                                       Russell
REDIX                 REFIX            1000(R)
Institutional shares  Investor shares  Growth Index
-2.17%                -2.27%           -3.39%
LAUDUS ROSENBERG U.S. DISCOVERY FUND(1,2)
---------------------------------------------------
                                       Russell
RDISX                 RDIVX            2500(TM)
Institutional shares  Investor shares  Index
-1.84%                -1.91%           -2.19%

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND(1,2)
-------------------------------------------------------------------
(closed to new investors)
                                                       Russell
USCIX                 LIFUX           BRSCX            2000(R)
Institutional shares  Adviser shares  Investor shares  Index
-1.45%                -1.53%          -1.54%           -2.40%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Management's Discussion continued

                                              Laudus Funds Semi-Annual Report  3

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

Investors cannot invest directly in any index.

(1) Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND Performance of the Laudus Rosenberg U. S. Large Capitalization Fund, like the overall market, experienced a lot of volatility, moving up and then retreating several times. By the end of the report period, the Laudus Rosenberg U.S. Large Capitalization Fund had underperformed its benchmark, the Russell 1000(R) Index, by 0.76%.

The overall effect of exposure to common risk factors and industry positions was positive over the period, offset by a negative stock specific impact. The Fund benefited from having a slight value tilt in a market in which value was the more dominant style, and the Fund's lower beta was also a contributor. Inclusion of stocks with more volatile earnings than the benchmark detracted from performance. In terms of market capitalization, the Fund held slightly smaller-cap stocks than the benchmark. As large-cap stocks were more dominant over the period, this focus on smaller-cap stocks was also a minor drag on the Fund's performance.

Minimizing positions in the poorly performing IT Hardware and Drugs and Pharmaceuticals stocks provided the biggest positive contribution relative to the benchmark from an industry perspective. This was modestly offset by above benchmark-weight positions in Finance and Construction and Homebuilding. As to individual securities, the Fund was helped by being overweight in ChevronTexaco and United Health Group.

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND In a market more notable for volatile swings, rather than moving in a clear direction, the Laudus Rosenberg U.S. Large Capitalization Growth Fund was down for the report period, but nonetheless outperformed its benchmark, the Russell 1000(R) Growth Index, by 1.12%. Overall, exposure to common risk factors and industries was positive, as was specific stock selection during the period.

The largest contributions to this performance are attributed to below-benchmark weights in the poorly performing IT Hardware and Drugs and Pharmaceuticals industries, aided by the Fund's slight value tilt in a period when value stocks led the market. Exposure to the Construction and Homebuilding and Biotechnology industries worked against performance to a lesser extent. As to individual securities, the Fund was helped by being overweight in high-end audio manufacturer Harman International Industries.

LAUDUS ROSENBERG U.S. DISCOVERY FUND Performance of the Laudus Rosenberg U.S. Discovery Fund, a small/mid-cap fund, beat its benchmark, the Russell 2500(TM) Index by 0.28%. Working in the Fund's favor was that value was the dominant style over the report period, and the Fund had a value tilt. The Fund also benefited from lower financial leverage risk and beta than the benchmark.

The overall effect of exposure to common risk factors and industry positions was positive over the period, offset by a negative stock-specific impact. In terms of industries, minimizing positions in the poorly performing IT Hardware and Drugs and Pharmaceuticals industries provided the biggest contribution relative to the benchmark. This performance, however, was offset by below benchmark-weight positions in Real Estate Investment Trusts (REITs), which performed well over the period, and overweight positions in the underperforming Construction and Homebuilding sector. Interestingly, the three top performers - Ultra Petroleum, Frontline, Ltd. and Teekay Shipping -- were not in the benchmark.

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND The Laudus Rosenberg U.S. Small Capitalization Fund outperformed its benchmark, the Russell 2000(R) Index by 0.86%. Working in the Fund's favor was that value was the dominant style over the report period, and the Fund had a value tilt. The Fund also benefited from lower beta and financial-leverage risk than the benchmark. The Fund's performance received a small boost from holding stocks with better recent price performance and slightly

Management's Discussion continued

4  Laudus Funds Semi-Annual Report

smaller-cap stocks than the benchmark. Overall, exposure to common risk factors and industries was positive, as was specific stock selection during the period.

Minimizing positions in the poorly performing IT Hardware industry helped performance, as did holding an above-benchmark weighting in Land and Water Transportation stocks. This performance, however, was offset by holding below-benchmark weight positions in REITs, which performed well over the period, and overweight positions in underperforming Agriculture and Food and Beverage stocks. The three top performers were Frontline, Ltd., and General Maritime, neither of which is in the benchmark, and Ocular Sciences, in which the Fund held an overweight position.

LAUDUS INTERNATIONAL OVERVIEW

International equities were mixed over the six-month period, with some regions experiencing strong performance reversals. European stocks, in particular were up in the first half of the report period (April-June), down in July, flat in August and strongly positive as the period drew to a close in September. European stocks ended the period with positive returns. Japanese stocks were negative through April and May, strong in June, but negative in the final three months of the period. Overall, Japanese stocks ended the period deep in negative territory, reaching the double-digit mark. In contrast, Asia Pacific markets saw a consistent climb in returns as rotation in country performance built momentum. The region ended the period with the strongest returns worldwide among developed markets. In aggregate, the MSCI-EAFE(R) Index was fairly flat for the period, with each quarter forming a staircase of returns, beginning negatively and then climbing into positive territory. Small stocks modestly outperformed their large-cap counterparts, ending the period slightly up. As with performance overall, industry returns experienced rotation. IT Hardware, for example, was quite strong in the first half of the period but fell sharply in the later half.

IN EUROPE, the MSCI Index returned 3.71%. Strong showings were made in Belgium, Norway, Finland and Sweden, with Belgium gaining more than 11.0% over the report period. Other positive performers were Italy, Denmark, Ireland, Austria and France. Underperforming markets were Spain, United Kingdom, Germany and Switzerland. Oil Drilling, Oil and Coal Resources and Basic Minerals and Metals fared well while Airlines, Food and Beverage and Soaps and Cosmetics industries were laggards. In September, Germany again reported a higher-than-expected rise in unemployment which implied that the fragile economic rebound had yet to reach the labor market. Estimated growth for the region was revised upwards, mitigating concerns slightly. Over the period, the Euro gained against the dollar, ending up 1.07%. Sterling lost 1.50%.

IN JAPAN, in a reversal of the strong performance at the beginning of the calendar year, the market dropped sharply in 4 of the 6 months. The two up months could not counter the rounds of profit taking that occurred in response to soft economic data. The yen continued to depreciate against the U.S. dollar, losing 5.60% over the period. Basic Mineral and Metals and Auto Manufacturing outperformed the market while Construction, Healthcare and IT Hardware underperformed.

IN ASIA PACIFIC, equities generated strong accelerating returns over the period despite concerns about inflation, global growth and the persistent rise in oil prices. The region outperformed the MSCI World by almost 7% in the final quarter alone. Strong domestic demand, rebounding risk tolerance and foreign inflows all contributed to the activity. Strong returns in China suggested that investors felt that economic measures taken by the government may have successfully controlled the overwhelming growth. On the political front, leadership transitions in Indonesia (presidential elections) and China (transition of military power) progressed smoothly, lending stability to markets. At the corporate level, merger and acquisition activity continued to be widespread. The technology sector bore the brunt of profit downgrades. Retail, Healthcare and Pharmaceutical sectors were strong performers, while IT Hardware and Instruments were weak.

INTERNATIONAL FUNDS PERFORMANCE OVERVIEW

International markets were broadly impacted by the same concerns that faced domestic investors. The Fed's series of interest rate increases, evolving reports on the state of the U.S. economic recovery - including the upward revision of U.S. real GDP - weak consumer spending data and high oil prices created a mixed economic picture. Other factors weighing on consumer sentiment included a bleak outlook on the job market, a downward trend in stock prices and a

Management's Discussion continued

                                              Laudus Funds Semi-Annual Report  5

decline in mortgage refinancing. Nonetheless, Europe and Asia Pacific regions saw gains.

TOTAL RETURNS below are for the six months ended 9/30/04 (not annualized). For performance details see pages 12-15.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND(1)
-------------------------------------------------
                                       MSCI-
REQIX                 RIEIX            EAFE(R)
Institutional shares  Investor shares  Index
-0.35%                -0.71%           0.21%

LAUDUS ROSENBERG INTERNATIONAL SMALL
CAPITALIZATION FUND(1,2)
-------------------------------------------------
ICSIX                 RISIX            NGSCexUS
Institutional shares  Investor shares  Index
0.93%                 0.87%            2.16%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OF LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

Investors cannot invest directly in any index.

(1) International investing involves increased risk and volatility.

(2) Small capitalization funds typically carry additional risks since smaller companies generally have experienced a greater degree of market volatility than average.

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND The Laudus Rosenberg International Equity Fund fell 0.71% during the six-month report period, underperforming its benchmark, the MSCI-EAFE(R) Index, which was up 0.21%. The Fund was hurt by an overweight in the Agriculture, Foods and Beverage industry and a near-benchmark weight in IT Hardware, which strongly underperformed the market over the period. Exposure to these two industries combined cost the Fund nearly 0.40%. On the upside, the Fund was rewarded for overweights in Basic Minerals and Metals and Cars and Trucks, as well as an underweight in Drug and Pharmaceutical stocks. As is typical of the strategy, these rather small industry bets (relative to the MSCI-EAFE(R) Index) delivered a modest but consistent source of positive return. Value-type factors, such as book-to-price, yield and earnings-to-price, generated positive contributions for the Fund and were the strongest source of positive returns in a market in which value outperformed growth. As is typical, the Fund had virtually no contribution from its very slight country exposures relative to the benchmark.

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND The Laudus Rosenberg International Small Capitalization Fund was up 0.87%, underperforming its benchmark, the Nomura Global Small Cap World ex-US (NGSCexUS) Index, which was up 2.16% for the six-month report period. Under-benchmark weights in Banks and Credit Institutions, Oil Drilling and Services and Land and Water Transportation industries all hurt performance, as these areas of the market outperformed. Exposure to negatively performing REITs weighed on performance as well. Strong contributors to the Fund were an overweight in Basic Minerals and Metals, and Financial Investments stocks, as well as an underweight in the poorly performing IT Hardware sector. As expected, in aggregate, the Fund's industry bets contributed modestly to performance. The Fund benefited more substantially from its moderate value exposures (book-to-price, yield and earnings-to-price) in a market that favored value over growth. Also contributing to the bottom line was our persistent but modest bet on near-term earnings growth. These risk exposures in aggregate were the largest positive contributors to performance over the period.

LAUDUS ROSENBERG LONG/SHORT EQUITY FUNDS PERFORMANCE OVERVIEW

The Laudus Rosenberg Value Long/Short Equity Fund outperformed its benchmark, the 90-day T-bill, which was up 0.67% over the six-month report period. The other two long/short funds -- the Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund and the Laudus Rosenberg Global Long/Short Equity
Fund -- underperformed their benchmark. During the report period, market volatility declined, and lower market volatility is generally associated with lower long/short-return volatility (although unrelated to direction of returns). Some characteristics common to all the Laudus Rosenberg Long/Short Funds, such as underweighting more-leveraged companies (stocks with high debt-to-equity ratios), and overweighting lower price/book valued companies, helped performance over

Management's Discussion continued

6  Laudus Funds Semi-Annual Report

the period. Differences between the strategies contributed to the divergence in returns.

All the Long/Short Funds strive to be capitalization neutral and are designed to carry almost no capitalization risk.

TOTAL RETURNS below are for the six months ended 9/30/04 (not annualized). For performance details see pages 16-21.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
LONG/SHORT EQUITY FUND(1)
-----------------------------------------------------
                                       90-Day
SSMNX                 RMNIX            Treasury Bills
Institutional shares  Investor shares  (T-Bills)
-1.02%                -1.20%           0.67%

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND(2)
-----------------------------------------------------
                                       90-Day
MSMNX                 RMSIX            Treasury Bills
Institutional shares  Investor shares  (T-Bills)
-1.06%                -1.16%           0.67%

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND(3)
-----------------------------------------------------
                                       90-Day
BMNIX                 BRMIX            Treasury Bills
Institutional shares  Investor shares  (T-Bills)
2.13%                 1.94%            0.67%

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE PERFORMANCE INFORMATION DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

Investors cannot invest directly in any index.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the manager will be successful.

The Fund may sell a security short by borrowing it from a third party and selling it at the then-current market price. The Fund is obligated to buy the security on a later date so it can return the security to the lender. Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Moreover, because the Fund's loss on a short sale arises from increases in the value of the security sold short, the extent of such loss is theoretically unlimited.

Since risk in the long/short Funds relates specifically to the Manager's stock selection techniques and not to any systematic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systematic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

(1) Mid capitalization stocks typically carry additional risk, since smaller companies generally have higher risk of failure and, historically, their stocks have experienced a greater degree of volatility.

(2) International investing involves increased risk and volatility.

(3) Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND The Laudus Rosenberg Large/Mid Capitalization Long/Short Equity Fund underperformed its benchmark, the 90-day T-bill by 1.87% over the six-month report period. Performance was distributed across the long and short portfolios.

Although the Fund generally has a slight value bias in the spread between long and short holdings, results were mixed. Stocks with high book/price ratio and dividend yield, for example, were rewarded and helped the Fund, while stocks with high earnings/price were not rewarded. Similarly, growth-type characteristics had mixed results. High beta stocks, that is, those with high price variability, underperformed during the period, while holding stocks with average below-market beta helped performance. Selecting stocks with near-term, stronger than average relative strength boosted performance. The most significant contribution, however, came from avoiding (or shorting) stocks with high debt-to-equity ratios.

From an industry perspective, being net long in several Energy and Basic Materials groups helped and being net short in Pharmaceuticals and Media added to performance. Being net long in Construction and Homebuilding and Retail hurt performance, as did shorting REITs.

Management's Discussion continued

                                              Laudus Funds Semi-Annual Report  7

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND As explained in the prospectus, the Laudus Rosenberg Global Long/Short Equity Fund is composed of generally equal amounts from the following four strategies: the large/mid capitalization long/short strategy, the value long/short strategy, the European long/short strategy and the growth long/short strategy.

The Laudus Rosenberg Global Long/Short Equity Fund underperformed its benchmark, the 90-day T-bill by 1.83% over the six-month report period. Performance was distributed across the long and short portfolios. Over the entire period, the Fund's overall exposure to risks and industries helped performance, offset slightly by stock-specific elements.

Although the Fund generally has a slight value bias in the spread between long and short holdings, results were mixed. Stocks with high book/price ratio and dividend yield, for example, were rewarded and helped the Fund, while stocks with high earnings/price were not rewarded. Similarly, growth-type characteristics had mixed results. High beta stocks, that is, those with high price variability, underperformed during the period, while holding stocks with average below-market beta helped performance. Selecting stocks with near-term, stronger than average relative strength boosted performance. The most significant contribution, however, came from avoiding (or shorting) stocks with high debt-to-equity ratios.

From an industry perspective, being net long in several Energy and Basic Materials groups helped and being net short in Pharmaceuticals and Media added to performance. Being net long in Construction and Homebuilding and Retail hurt performance, as did shorting REITs.

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND The Laudus Rosenberg Value Long/Short Equity Fund outperformed its benchmark, the 90-day T-bill by 1.27% over the six-month report period. Performance was distributed across the long and short portfolios. Over the entire period, the Fund's overall exposure to risks and industries helped performance, offset slightly by stock-specific elements.

Although the Fund generally has a slight value bias in the spread between long and short holdings, results were mixed. Stocks with high book/price ratio and dividend yield, for example, were rewarded and helped the fund, while stocks with high earnings/price were not rewarded. Similarly, growth-type characteristics had mixed results. High beta stocks, that is, those with high price variability, underperformed during the period, while holding stocks with average below-market beta helped performance. Selecting stocks with near-term, stronger than average relative strength boosted performance. The most significant contribution, however, came from avoiding (or shorting) stocks with high debt-to-equity ratios.

From an industry perspective, being net long in several Energy and Basic Materials groups helped and being net short in Pharmaceuticals and Media added to performance. Being net long in Construction and Homebuilding and Retail hurt performance, as did shorting REITs.

8  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                            6 MONTHS*        1 YEAR        SINCE INCEPTION
Institutional (6/19/02)                                              -1.01%          13.94%             3.86%
Investor (7/31/02)                                                   -1.19%          13.64%             9.59%
Russell 1000(R) Index                                                -0.43%          13.90%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

 *  Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/19/02          7/31/02
Total Net Assets ($ x 1,000)       $43,119          $1,125
Ticker Symbol                      AXLIX            AXLVX
Cusip                              51855Q101        51855Q853
NAV                                $10.81           $10.83
Expense Ratio(4)                   0.99%            1.30%

FUND CHARACTERISTICS(3)                          Long
--------------------------------------------------------
Number of Securities                                 186
Median Market Capitalization ($ x 1,000,000)     $41,836
Portfolio Turnover (One year trailing)            128.07%
Price to Earnings (P/E)                            16.24
Price to Book (P/B)                                 2.49
Price to Cash Flow                                 12.27
Beta                                                0.84
Return on Equity                                   17.22%
Five-Year Earnings Growth                          15.13%
TOP EQUITY HOLDINGS(3) % of Net Assets           Long
--------------------------------------------------------
Pfizer, Inc.                                         4.1%
ChevronTexaco Corp.                                  3.9%
JPMorgan Chase & Co.                                 3.5%
Wachovia Corp.                                       3.3%
UnitedHealth Group, Inc.                             3.2%
ConocoPhillips                                       3.1%
3M Co.                                               3.1%
Home Depot, Inc.                                     3.0%
PepsiCo, Inc.                                        3.0%
Fannie Mae                                           2.7%
TOTAL                                               32.9%

PORTFOLIO COMPOSITION(3) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
18                                 7.00      10.00         25.50          15.20         9.20                      5.70        5.40

Consumer               Telecommunications Services   Utilities
  Discretionary
18                                            1.70        2.30

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                              Laudus Funds Semi-Annual Report  9

Performance and Fund Facts

Laudus Rosenberg U.S. Large Capitalization
Growth Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        3 YEAR        SINCE INCEPTION
Institutional (6/7/00)                                       -2.17%          11.74%         3.43%            -5.32%
Investor (8/15/03)                                           -2.27%          11.42%           n/a            10.50%
Russell 1000(R) Growth Index                                 -3.39%           7.51%         1.61%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/7/00           8/15/03
Total Net Assets ($ X 1,000)       $4,804           $1,756
Ticker Symbol                      REDIX            REFIX
Cusip                              51855Q200        51855Q846
NAV                                $7.67            $7.74
Expense Ratio(4)                   0.99%            1.28%

FUND CHARACTERISTICS(3)                          Long
--------------------------------------------------------
Number of Securities                                 234
Median Market Capitalization                     $41,884
  ($ X 1,000,000)
Portfolio Turnover                                169.40%
  (One year trailing)
Price to Earnings (P/E)                            19.92
Price to Book (P/B)                                 3.50
Price to Cash Flow                                 15.57
Beta                                                0.97
Return on Equity                                   20.31%
Five-Year Earnings Growth                          14.02%
TOP EQUITY HOLDINGS(3) % of Net Assets           Long
--------------------------------------------------------
Pfizer, Inc.                                         3.9%
Johnson & Johnson                                    3.5%
Microsoft Corp.                                      2.7%
JPMorgan Chase & Co.                                 2.5%
American International Group, Inc.                   2.3%
Procter & Gamble Co.                                 2.0%
Dell, Inc.                                           1.9%
Wal-Mart Stores, Inc.                                1.9%
Intel Corp.                                          1.8%
Home Depot, Inc.                                     1.8%
TOTAL                                               24.3%

PORTFOLIO COMPOSITION(3) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS
PIE GRAPH

CONSUMER                CONSUMER                                HEALTH                   INFORMATION
DISCRETIONARY           STAPLES       ENERGY     FINANCIALS      CARE      INDUSTRIALS   TECHNOLOGY    MATERIALS
-------------           --------      ------     ----------     ------     -----------   -----------   ---------
18.7                      8.40         1.90        16.40        23.30         9.00          16.50         4.00

CONSUMER               TELECOMMUNICATIONS
DISCRETIONARY               SERVICES        UTILITIES
-------------          ------------------   ---------
18.7                          1.00             0.80

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

10  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Discovery Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        3 YEAR        SINCE INCEPTION
Institutional (9/4/01)                                       -1.84%          20.19%        16.87%            13.29%
Investor (10/3/01)                                           -1.91%          19.92%           n/a            15.77%
Russell 2500(TM) Index                                       -2.19%          18.51%        14.14%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     9/4/01           10/3/01
Total Net Assets ($ x 1,000)       $153,719         $9,242
Ticker Symbol                      RDISX            RDIVX
Cusip                              51855Q309        51855Q838
NAV                                $14.44           $14.38
Expense Ratio(4)                   1.14%            1.45%

FUND CHARACTERISTICS(3)                           Long
--------------------------------------------------------
Number of Securities                                 844
Median Market Capitalization                      $1,731
  ($ X 1,000,000)
Portfolio Turnover                                 83.75%
  (One year trailing)
Price to Earnings (P/E)                            18.64
Price to Book (P/B)                                  1.8
Price to Cash Flow                                 10.93
Beta                                                0.87
Return on Equity                                   10.39%
Five-Year Earnings Growth                          10.30%
TOP EQUITY HOLDINGS(3) % of Net Assets            Long
--------------------------------------------------------
Doral Financial Corp.                                1.1%
Harris Corp.                                         1.0%
Independence Community Bank Corp.                    1.0%
Bausch & Lomb, Inc.                                  1.0%
Telephone & Data Systems, Inc.                       0.9%
Ultra Petroleum Corp.                                0.9%
PacifiCare Health Systems, Inc.                      0.9%
Humana, Inc.                                         0.9%
Teekay Shipping Corp.                                0.8%
Station Casinos, Inc.                                0.8%
TOTAL                                                9.3%

PORTFOLIO COMPOSITION(3) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
23.9                               3.10       4.50         19.30          10.80        17.90                      8.10        7.20

Consumer               Telecommunications Services   Utilities
  Discretionary
23.9                                          2.00        3.20

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                             Laudus Funds Semi-Annual Report  11

Performance and Fund Facts

Laudus Rosenberg U.S. Small Capitalization Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL            PERFORMANCE OF A HYPOTHETICAL            PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL   $100,000 INVESTMENT IN ADVISER           $10,000 INVESTMENT IN INVESTOR
SHARES(1,2)                              SHARES(1,2)                              SHARES(1,2)
---------------------------------------  ---------------------------------------  ---------------------------------------

GRAPHS                                   GRAPHS                                   GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                    6 MONTHS*        1 YEAR        5 YEAR        10 YEAR        SINCE INCEPTION
Institutional (2/22/89)                      -1.45%          21.86%        13.08%        15.18%             14.06%
Adviser (1/21/97)                            -1.53%          21.64%        12.85%           n/a             11.15%
Investor (10/22/96)                          -1.54%          21.55%        12.77%           n/a             12.11%
Russell 2000(R) Index                        -2.40%          18.77%         7.41%         9.87%                n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investors cannot invest directly in any index.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                       Institutional     Adviser     Investor
FUND OVERVIEW(3)          Shares         Shares       Shares
--------------------------------------------------------------
Initial Investment     $1 million       $100,000     $2,500
Inception Date         2/22/89          1/21/97      10/22/96
Total Net Assets       $921,209         $39,175      $272,142
  ($ X 1,000)
Ticker Symbol          USCIX            LIFUX        BRSCX
Cusip                  51855Q408        51855Q739    51855Q820
NAV                    $13.62           $13.50       $13.44
Expense Ratio          1.08%            1.33%        1.42%

FUND CHARACTERISTICS(3)                            Long
--------------------------------------------------------
Number of Securities                                 818
Median Market Capitalization                        $727
  ($ X 1,000,000)
Portfolio Turnover                                 75.54%
  (One year trailing)
Price to Earnings (P/E)                            19.63
Price to Book (P/B)                                 1.64
Price to Cash Flow                                 10.65
Beta                                                0.86
Return on Equity                                    8.96%
Five-Year Earnings Growth                           9.16%
TOP EQUITY HOLDINGS(3) % of Net Assets             Long
--------------------------------------------------------
R & G Financial Corp., Class B                       1.0%
Steel Dynamics, Inc.                                 1.0%
General Maritime Corp.                               1.0%
Invacare Corp.                                       1.0%
Maverick Tube Corp.                                  0.9%
Ocular Sciences, Inc.                                0.9%
Armor Holdings, Inc.                                 0.9%
Ralcorp Holdings, Inc.                               0.9%
EarthLink, Inc.                                      0.9%
Zale Corp.                                           0.9%
TOTAL                                                9.4%
PORTFOLIO COMPOSITION(3) % of Net Assets
--------------------------------------------------------

SECTOR WEIGHTINGS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
19.9                               4.40       5.20         19.90          10.10        20.20                      9.60        7.80

Consumer               Telecommunications Services   Utilities
  Discretionary
19.9                                          0.20        2.70

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

12  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg International Equity Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        3 YEAR        SINCE INCEPTION
Institutional (6/7/00)                                       -0.35%          21.21%         9.32%            -2.21%
Investor (12/5/00)                                           -0.71%          20.68%         9.06%            -0.05%
MSCI-EAFE(R) Index                                            0.21%          22.52%         9.52%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

International investing involves increased risk and volatility.

Investors cannot invest directly in any index.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     6/7/00           12/5/00
Total Net Assets ($ X 1,000)       $9,887           $3,997
Ticker Symbol                      REQIX            RIEIX
Cusip                              51855Q507        51855Q812
NAV                                $8.43            $8.41
Expense Ratio(4)                   1.34%            1.71%

FUND CHARACTERISTICS(3)                          Long
--------------------------------------------------------
Number of Securities                                 300
Median Market Capitalization                     $22,362
  ($ X 1,000,000)
Portfolio Turnover                                 66.46%
  (One year trailing)
Price to Earnings (P/E)                            18.25
Price to Book (P/B)                                 1.47
Price to Cash Flow                                  8.06
Beta                                                0.91
Return on Equity                                    8.35%
Five-Year Earnings Growth                          -2.48%
TOP EQUITY HOLDINGS(3) % of Net Assets           Long
--------------------------------------------------------
Vodafone Group plc                                   2.6%
Roche Holding AG                                     2.2%
Eni S.p.A.                                           2.0%
Shell Transport & Trading Co., plc                   1.9%
Royal Bank of Scotland Group plc                     1.9%
Barclays plc                                         1.8%
BP plc                                               1.7%
Nestle SA                                            1.4%
Deutsche Bank AG                                     1.4%
BNP Paribas                                          1.3%
TOTAL                                               18.2%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                             Laudus Funds Semi-Annual Report  13

Performance and Fund Facts  continued

Laudus Rosenberg International Equity Fund as of 9/30/04 (Unaudited)

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
14                                 7.00      10.30         27.40           6.90         8.70                      4.00        8.90

Consumer               Telecommunications Services   Utilities
  Discretionary
14                                            8.30        4.50

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS
PIE GRAPH

United Kingdom          Japan      France    Switzerland   Germany    Australia    Spain      Italy     Netherlands    Sweden
26.2                    22.50        9.20           8.60      7.00         5.20     4.00       3.80            3.20      2.20

United Kingdom         Hong Kong   Denmark    Finland    Other Countries
26.2                        1.90      1.20       1.20               3.80

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

14  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg International
Small Capitalization Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        5 YEAR        SINCE INCEPTION
Institutional (9/23/96)                                       0.93%          26.82%        10.08%             7.60%
Investor (10/29/96)                                           0.87%          26.52%         9.79%             7.34%
NGSCexUS Index                                                2.16%          29.14%         7.10%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

International investing involves increased risk and volatility.

Investors cannot invest directly in any index.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     9/23/96          10/29/96
Total Net Assets ($ X 1,000)       $97,120          $101,916
Ticker Symbol                      ICSIX            RISIX
Cusip                              51855Q606        51855Q796
NAV                                $14.07           $13.95
Expense Ratio(4)                   1.49%            1.79%

FUND CHARACTERISTICS(3)                           Long
--------------------------------------------------------
Number of Securities                                 843
Median Market Capitalization                        $785
  ($ X 1,000,000)
Portfolio Turnover                                103.37%
  (One year trailing)
Price to Earnings (P/E)                            22.70
Price to Book (P/B)                                 1.04
Price to Cash Flow                                  6.57
Beta                                                0.79
Return on Equity                                    4.65%
Five-Year Earnings Growth                          -1.80%
TOP EQUITY HOLDINGS(3) % of Net Assets            Long
--------------------------------------------------------
Salzgitter AG                                        1.1%
Compagnie Generale de Geophysique SA                 0.9%
Societe Fonciere Financiere et de Participations     0.9%
  (FFP)
Fondiaria-Sai S.p.A.                                 0.9%
Fresenius AG                                         0.9%
Banca Popolare di Milano Scrl (BPM)                  0.8%
voestalpine AG                                       0.8%
Geodis                                               0.8%
Elisa Corp.                                          0.8%
Eramet SLN                                           0.8%
TOTAL                                                8.7%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                             Laudus Funds Semi-Annual Report  15

Performance and Fund Facts  continued

Laudus Rosenberg International
Small Capitalization Fund as of 9/30/04 (Unaudited)

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS
PIE GRAPH

CONSUMER               CONSUMER                            HEALTH                  INFORMATION               TELECOMMUNICATIONS
DISCRETIONARY          STAPLES     ENERGY    FINANCIALS     CARE     INDUSTRIALS   TECHNOLOGY    MATERIALS        SERVICES
-------------          --------    ------    ----------    ------    -----------   -----------   ---------   ------------------
17.7                     4.9        3.5         20.4        4.9         26.5           2.9         16.2              0.9

CONSUMER
DISCRETIONARY          UTILITIES
-------------          ---------
17.7                      2.1

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS
PIE GRAPH

Japan                  United Kingdom    France     Italy     Switzerland    Canada    Germany    Australia    Spain     Finland
15.5                            12.40      9.90      8.40            7.20      6.90       6.70         5.40     4.70        4.50

Japan                  Hong Kong   Denmark     Sweden    Other Countries
15.5                        3.20      3.10       2.40               9.70

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

16  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        5 YEAR        SINCE INCEPTION
Institutional (10/19/98)                                     -1.02%           0.85%         3.43%             3.95%
Investor (11/11/98)                                          -1.20%           0.47%         3.13%             3.61%
90 day T-bills                                                0.67%           1.14%         2.97%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

Since risk in the long/short funds relates specifically to the Manager's stock selection techniques and not to any systemic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systemic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                   Shares           Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     10/19/98         11/11/98
Total Net Assets ($ X 1,000)       $16,370          $8,910
Ticker Symbol                      SSMNX            RMNIX
Cusip                              51855Q804        51855Q770
NAV                                $10.69           $10.73
Expense Ratio(4)                   2.91%            3.23%

FUND CHARACTERISTICS(3)               Long         Short
----------------------------------------------------------
Number of Securities                      87           79
Median Market Capitalization         $15,256      $16,085
  ($ X 1,000,000)
Portfolio Turnover                    177.51%      167.72%
  (One year trailing)
Price to Earnings (P/E)                16.94        32.04
Price to Book (P/B)                     2.27         3.10
Price to Cash Flow                     12.45        16.79
Beta                                    0.82         0.85
Return on Equity                       14.86%       10.21%
Five-Year Earnings Growth              17.67%        6.16%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                             Laudus Funds Semi-Annual Report  17

Performance and Fund Facts  continued

Laudus Rosenberg U.S. Large/Mid Capitalization
Long/Short Equity Fund as of 9/30/04 (Unaudited)

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
Pfizer, Inc.                                        3.6%
JPMorgan Chase & Co.                                3.5%
Bank of America Corp.                               3.5%
Prudential Financial, Inc.                          3.1%
Occidental Petroleum Corp.                          3.1%
UnitedHealth Group, Inc.                            2.8%
PepsiCo, Inc.                                       2.7%
Home Depot, Inc.                                    2.7%
Burlington Northern Santa Fe                        2.4%
  Corp.
SunTrust Banks, Inc.                                2.2%
TOTAL                                               29.6%

TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
General Electric Co.                                -4.3%
Wal-Mart Stores, Inc.                               -3.3%
Fifth Third Bancorp                                 -2.9%
Gannett Co., Inc.                                   -2.7%
Gilead Sciences, Inc.                               -2.5%
HCA, Inc.                                           -2.4%
MBNA Corp.                                          -2.4%
First Data Corp.                                    -2.3%
Washington Mutual, Inc.                             -2.3%
Medtronic, Inc.                                     -2.2%
TOTAL                                               -27.3%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG POSITIONS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
16.1                               4.90       7.50         30.50          15.30        10.80                      7.20        5.60

Consumer               Telecommunications Services   Utilities
  Discretionary
16.1                                          0.20        1.90

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS
PIE GRAPH

Consumer Discretionary  Consumer Staples     Energy      Financials    Health Care   Industrials   Information Technology
15.7                                8.80       3.50           21.80         22.10          3.50                     16.20

Consumer Discretionary   Materials     Utilities
15.7                          3.40          5.00

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

18  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg Global
Long/Short Equity Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        3 YEAR        SINCE INCEPTION
Institutional (9/29/00)                                      -1.06%           0.72%         1.37%             4.48%
Investor (8/23/01)                                           -1.16%           0.45%         1.07%             4.10%
90 day T-bills                                                0.67%           1.14%         1.38%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

Since risk in the long/short funds relates specifically to the Manager's stock selection techniques and not to any systemic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systemic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

International investing involves increased risk and volatility.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                   Shares           Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     9/29/00          8/23/01
Total Net Assets ($ X 1,000)       $13,244          $5,886
Ticker Symbol                      MSMNX            RMSIX
Cusip                              51855Q879        51855Q754
NAV                                $11.18           $11.08
Expense Ratio(4)                   2.84%            3.16%

FUND CHARACTERISTICS(3)                 Long        Short
-----------------------------------------------------------
Number of Securities                      688          570
Median Market Capitalization           $6,437       $6,055
  ($ X 1,000,000)
Portfolio Turnover                     183.09%      172.97%
  (One year trailing)
Price to Earnings (P/E)                 21.35        35.60
Price to Book (P/B)                      1.88         2.81
Price to Cash Flow                      11.16        15.33
Beta                                     0.98         0.97
Return on Equity                         9.36%        8.11%
Five-Year Earnings Growth                7.28%        2.56%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                             Laudus Funds Semi-Annual Report  19

Performance and Fund Facts  continued

Laudus Rosenberg Global
Long/Short Equity Fund as of 9/30/04 (Unaudited)

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
Pfizer, Inc.                                        1.9%
UnitedHealth Group, Inc.                            1.3%
eBay, Inc.                                          1.2%
JPMorgan Chase & Co.                                1.1%
Prudential Financial, Inc.                          1.1%
Avon Products, Inc.                                 1.0%
American International Group,                       0.9%
  Inc.
Burlington Northern Santa Fe                        0.9%
  Corp.
SunTrust Banks, Inc.                                0.8%
Genentech, Inc.                                     0.8%
TOTAL                                               11.0%
TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
Fifth Third Bancorp                                 -1.8%
Coca-Cola Co.                                       -1.6%
Amgen, Inc.                                         -1.4%
Medtronic, Inc.                                     -1.2%
Kroger Co.                                          -1.2%
I B M CORP.                                         -1.1%
Wal-Mart Stores, Inc.                               -1.1%
Cintas Corp.                                        -0.9%
Intuit, Inc.                                        -0.9%
Linear Technology Corp.                             -0.8%
TOTAL                                               -12.0%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
19.1                               4.30       6.10         23.90          12.30        14.60                      6.80        7.40

Consumer               Telecommunications Services   Utilities
  Discretionary
19.1                                          1.80        3.70

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
20.4                               6.50       1.70         20.20          17.70        10.00                     12.90        3.70

Consumer               Telecommunications Services   Utilities
  Discretionary
20.4                                          2.10        4.80

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--LONG HOLDINGS
PIE GRAPH

United States          United Kingdom    France    Germany     Italy     Switzerland    Spain      Sweden     Norway    Finland
71.5                             9.20      5.50       2.70      2.40            1.90     1.80        1.10       0.90       0.90

United States          Netherlands   Denmark    Belgium    Austria
71.5                          0.90      0.60       0.30       0.30

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

COUNTRY WEIGHTINGS--SHORT POSITIONS
PIE GRAPH

UNITED                  UNITED
STATES                 KINGDOM     FRANCE    GERMANY     ITALY     SWITZERLAND    SPAIN      SWEDEN     NORWAY    FINLAND
------                 -------     ------    -------     -----     -----------    -----      ------     ------    -------
69.8                    11.00       4.60       2.50       2.00        1.00         1.50       0.70       1.40       0.10

UNITED
STATES                 NETHERLANDS   DENMARK    BELGIUM    AUSTRIA    IRELAND
------                 -----------   -------    -------    -------    -------
69.8                      1.10         0.90       2.50       0.30       0.60

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

20  Laudus Funds Semi-Annual Report

Performance and Fund Facts

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/04 (Unaudited)

PERFORMANCE OF A HYPOTHETICAL                                PERFORMANCE OF A HYPOTHETICAL
$1 MILLION INVESTMENT IN INSTITUTIONAL SHARES(1,2)           $10,000 INVESTMENT IN INVESTOR SHARES(1,2)
-----------------------------------------------------------  -----------------------------------------------------------

GRAPHS                                                       GRAPHS

AVERAGE ANNUAL TOTAL RETURNS(1,2)
--------------------------------------------------------------------------------

CLASS AND INCEPTION DATE                                    6 MONTHS*        1 YEAR        5 YEAR        SINCE INCEPTION
Institutional (12/16/97)                                      2.13%           5.55%         6.28%             2.41%
Investor (12/18/97)                                           1.94%           5.26%         5.98%             2.08%
90-day T-bills                                                0.67%           1.14%         2.97%               n/a

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, AND CURRENT RETURNS MAY BE LOWER OR HIGHER. THE INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH END, VISIT WWW.LAUDUSFUNDS.COM.

Investments in long/short funds are more volatile and risky than some other forms of investments. Since they have both long and short portfolios, an investment will involve risks associated with twice the number of investment decisions made for a typical stock fund. These types of Funds typically have a high portfolio turnover that could increase transaction costs and cause short-term capital gains to be realized. While it may be the intent of the Manager to take long positions in stocks that outperform the market and short positions in stocks that underperform the market, there is no assurance that the Manager will be successful.

Since risk in the long/short funds relates specifically to the Manager's stock selection techniques and not to any systemic or economy-wide factors, the proper benchmark is an asset that also has the least exposure to systemic influences. 90-day T-bills are such an asset. The full faith and credit of the U.S. government back an investment in 90-day T-bills. T-bills have a fixed rate of return, and investors do not bear the risk of losing their investment. The income received from T-bills is free from state income tax.

*Not annualized.

(1) Does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Total returns include change in share price and reinvestment of distributions. Total returns reflect the waiver of a portion of a Fund's advisory fees for certain periods since the inception date. In such instances, and without the waiver of fees, total returns would have been lower.

                                   Institutional    Investor
FUND OVERVIEW(3)                      Shares         Shares
-------------------------------------------------------------
Initial Investment                 $1 million       $2,500
Inception Date                     12/16/97         12/18/97
Total Net Assets ($ X 1,000)       $65,258          $25,055
Ticker Symbol                      BMNIX            BRMIX
Cusip                              51855Q861        51855Q762
NAV                                $10.08           $10.00
Expense Ratio(4)                   2.97%            3.27%

FUND CHARACTERISTICS(3)                 Long        Short
-----------------------------------------------------------
Number of Securities                      529          376
Median Market Capitalization           $1,731       $1,878
  ($ X 1,000,000)
Portfolio Turnover                      85.00%      104.07%
  (One year trailing)
Price to Earnings (P/E)                 18.43      -807.63
Price to Book (P/B)                      1.83         2.76
Price to Cash Flow                      10.34        27.60
Beta                                     0.84         1.09
Return on Equity                        10.75%       -0.33%
Five-Year Earnings Growth               10.82%       -2.64%

(3) Portfolio holdings are subject to change and may not represent current or future holdings.

(4) Reflects contractual limitations by Adviser to waive its management fee and/or bear certain expenses and/or conditional waivers by the Administrator.

                                             Laudus Funds Semi-Annual Report  21

Performance and Fund Facts  continued

Laudus Rosenberg Value Long/Short Equity Fund as of 9/30/04 (Unaudited)

TOP EQUITY HOLDINGS(1) % of Net Assets              Long
-------------------------------------------------------------
Mine Safety Appliances Co.                          1.5%
Coventry Health Care, Inc.                          1.4%
Invacare Corp.                                      1.4%
Humana, Inc.                                        1.3%
Fidelity National Financial,                        1.3%
  Inc.
Telephone & Data Systems, Inc.                      1.2%
Foot Locker, Inc.                                   1.1%
Pulte Homes, Inc.                                   1.1%
AnnTaylor Stores Corp.                              1.1%
Phillips-Van Heusen Corp.                           1.0%
TOTAL                                               12.4%

-------------------------------------------------------------
TOP EQUITY HOLDINGS(1) % of Net Assets              Long
TOP EQUITY HOLDINGS(1) % of Net Assets              Short
-------------------------------------------------------------
Applera Corp. -- Celera Genomics Group              -1.4%
El Paso Corp.                                       -1.1%
Plum Creek Timber Co.                               -1.1%
Mercury Interactive Corp.                           -1.1%
New York Community Bancorp, Inc.                    -1.0%
Macrovision Corp.                                   -1.0%
International Flavors & Fragrances, Inc.            -1.0%
Tenet Healthcare Corp.                              -1.0%
Tootsie Roll Industries, Inc.                       -1.0%
DeVry, Inc.                                         -0.9%
TOTAL                                               -10.6%

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--LONG HOLDINGS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
24.9                               3.70       5.50         19.00          13.20        16.70                      7.70        5.90

Consumer               Telecommunications Services   Utilities
  Discretionary
24.9                                          1.40        2.00

PORTFOLIO COMPOSITION(1) % of Net Assets
------------------------------------------------------------

SECTOR WEIGHTINGS--SHORT POSITIONS
PIE GRAPH

Consumer               Consumer Staples     Energy     Financials   Health Care   Industrials   Information Technology   Materials
  Discretionary
17.4                               2.20       4.40         21.10          16.70        14.50                     13.60        6.10

Consumer               Telecommunications Services   Utilities
  Discretionary
17.4                                          0.40        3.60

(1) Portfolio holdings are subject to change and may not represent current or future holdings.

22  Laudus Funds Semi-Annual Report

Fund Expenses

EXAMPLES FOR A $1,000 INVESTMENT

As a fund shareholder, you incur two types of costs: transaction costs, such as redemption fees; and, ongoing costs, such as management fees, transfer agent and shareholder services fees and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six-months beginning April 1, 2004 and held through September 30, 2004.

ACTUAL RETURN lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value / $1,000 = 8.6), then multiply the result by the number given for your fund or share class under the heading entitled "Expenses Paid During Period."

HYPOTHETICAL RETURN lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund's share classes' actual expense ratios and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. If these transactional costs were included, your costs would have been higher.

                                                                         BEGINNING          ENDING                EXPENSES
                                                    EXPENSE RATIO(1)   ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING PERIOD (2)
                                                      (Annualized)       at 4/1/04        at 9/30/04          4/1/04 - 9/30/04
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND
Institutional Shares                                        0.99%
  Actual Return                                                          $1,000.00         $  989.90               $ 4.94
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $ 5.01
Investor Shares                                             1.30%
  Actual Return                                                          $1,000.00         $  988.10               $ 6.48
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $ 6.58
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION
  GROWTH FUND
Institutional Shares                                        0.99%
  Actual Return                                                          $1,000.00         $  978.30               $ 4.91
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $ 5.01
Investor Shares                                             1.28%
  Actual Return                                                          $1,000.00         $  977.30               $ 6.34
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $ 6.48
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. DISCOVERY FUND
Institutional Shares                                        1.14%
  Actual Return                                                          $1,000.00         $  981.60               $ 5.66
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $ 5.77
Investor Shares                                             1.45%
  Actual Return                                                          $1,000.00         $  980.90               $ 7.20
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $ 7.34
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

                                             Laudus Funds Semi-Annual Report  23

                                                                         BEGINNING          ENDING                EXPENSES
                                                    EXPENSE RATIO(1)   ACCOUNT VALUE     ACCOUNT VALUE     PAID DURING PERIOD (2)
                                                      (Annualized)       at 4/1/04        at 9/30/04          4/1/04 - 9/30/04
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND
Institutional Shares                                        1.08%
  Actual Return                                                          $1,000.00         $  985.50               $ 5.38
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $ 5.47
Adviser Shares                                              1.33%
  Actual Return                                                          $1,000.00         $  984.70               $ 6.62
  Hypothetical 5% Return                                                 $1,000.00         $1,010.19               $ 6.70
Investor Shares                                             1.42%
  Actual Return                                                          $1,000.00         $  984.60               $ 7.06
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $ 7.19
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND
Institutional Shares                                        1.34%
  Actual Return                                                          $1,000.00         $  996.50               $ 6.71
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $ 6.79
Investor Shares                                             1.71%
  Actual Return                                                          $1,000.00         $  992.90               $ 8.54
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $ 8.65
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG INTERNATIONAL SMALL
  CAPITALIZATION FUND
Institutional Shares                                        1.49%
  Actual Return                                                          $1,000.00         $1,009.30               $ 7.51
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $ 7.55
Investor Shares                                             1.79%
  Actual Return                                                          $1,000.00         $1,008.70               $ 9.01
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $ 9.06
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION
  LONG/SHORT EQUITY FUND
Institutional Shares                                        2.91%
  Actual Return                                                          $1,000.00         $  989.80               $14.52
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $14.74
Investor Shares                                             3.23%
  Actual Return                                                          $1,000.00         $  988.00               $16.10
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $16.34
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND
Institutional Shares                                        2.84%
  Actual Return                                                          $1,000.00         $  989.40               $14.16
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $14.38
Investor Shares                                             3.16%
  Actual Return                                                          $1,000.00         $  988.40               $15.75
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $15.99
---------------------------------------------------------------------------------------------------------------------------------
LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND
Institutional Shares                                        2.97%
  Actual Return                                                          $1,000.00         $1,021.30               $15.05
  Hypothetical 5% Return                                                 $1,000.00         $1,020.10               $15.04
Investor Shares                                             3.27%
  Actual Return                                                          $1,000.00         $1,019.40               $16.55
  Hypothetical 5% Return                                                 $1,000.00         $1,018.55               $16.55
---------------------------------------------------------------------------------------------------------------------------------

(1) Based on the most recent six-month expense ratio; may differ from the expense ratio provided in Financial Highlights.

(2) Expenses for each fund or share class are equal to that fund's or share class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 183 days of the period, and divided by 365 days of the fiscal year.

24  Laudus Funds Semi-Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION FUND as of 9/30/04 (Unaudited)

 SHARES                                           VALUE
----------------------------------------------------------
           COMMON STOCK - 99.5%
           AGRICULTURE, FOOD & BEVERAGE - 3.3%
  27,200   PepsiCo, Inc. ....................  $ 1,323,280
     300   Sara Lee Corp. ...................        6,858
   7,200   Tyson Foods, Inc., Class A........      115,344
                                               -----------
                                                 1,445,482
                                               -----------
           AUTOS - 0.5%
   1,900   Autoliv, Inc. ....................       76,760
   2,050   PACCAR, Inc. .....................      141,696
                                               -----------
                                                   218,456
                                               -----------
           BANKS & CREDIT INSTITUTIONS - 11.7%
  25,710   Bank of America Corp. ............    1,114,014
   1,800   Colonial BancGroup, Inc. .........       36,810
   3,000   Doral Financial Corp. ............      124,410
  19,100   Fannie Mae........................    1,210,940
   5,100   Hibernia Corp., Class A...........      134,691
   2,900   Independence Community Bank
             Corp. ..........................      113,245
   5,300   National City Corp. ..............      204,686
   8,900   PNC Financial Services Group......      481,490
   2,400   SunTrust Banks, Inc. .............      168,984
   1,800   UnionBanCal Corp. ................      106,578
  30,700   Wachovia Corp. ...................    1,441,365
                                               -----------
                                                 5,137,213
                                               -----------
           BASIC MINERALS & METALS - 1.2%
     400   Harsco Corp. .....................       17,960
   2,400   Nucor Corp. ......................      219,288
   3,100   Phelps Dodge Corp. ...............      285,293
                                               -----------
                                                   522,541
                                               -----------
           BEER, LIQUOR & TOBACCO - 1.4%
  10,800   Altria Group, Inc. ...............      508,032
   2,800   UST, Inc. ........................      112,728
                                               -----------
                                                   620,760
                                               -----------
           BIOTECHNOLOGY - 1.2%
   9,900   Genentech, Inc. *.................      518,958
                                               -----------
           CELLULAR & WIRELESS - 0.6%
   2,700   Nextel Partners, Inc., Class A
             *...............................       44,766
     500   NII Holdings, Inc. *..............       20,605
   1,900   Telephone & Data Systems, Inc. ...      159,923
   2,300   Western Wireless Corp., Class A
             *...............................       59,133
                                               -----------
                                                   284,427
                                               -----------
           CHEMICALS & RUBBER - 0.6%
   1,600   Cabot Corp. ......................       61,712
     200   PPG Industries, Inc. .............       12,256
     400   RPM International, Inc. ..........        7,060
   4,000   Sherwin-Williams Co. .............      175,840
                                               -----------
                                                   256,868
                                               -----------

 SHARES                                           VALUE
----------------------------------------------------------
           COMMON STOCK continued
           COMMERCIAL AIRCRAFT & COMPONENTS - 0.6%
   2,000   Boeing Co. .......................  $   103,240
   4,600   Rockwell Collins, Inc. ...........      170,844
                                               -----------
                                                   274,084
                                               -----------
           COMMUNICATIONS UTILITIES - 1.4%
   4,600   CenturyTel, Inc. .................      157,504
   2,300   SBC Communications, Inc. .........       59,685
   6,600   Verizon Communications, Inc. .....      259,908
   4,200   Yahoo!, Inc. *....................      142,422
                                               -----------
                                                   619,519
                                               -----------
           CONSTRUCTION & HOMEBUILDING - 0.9%
     900   M.D.C. Holdings, Inc. ............       65,790
   3,200   Pulte Homes, Inc. ................      196,384
     800   Ryland Group, Inc. ...............       74,128
   1,700   Toll Brothers, Inc. *.............       78,761
                                               -----------
                                                   415,063
                                               -----------
           CONSTRUCTION MATERIALS - 0.3%
   2,900   Vulcan Materials Co. .............      147,755
                                               -----------
           CONSUMER DURABLES - 1.0%
   2,900   Brunswick Corp. ..................      132,704
   2,000   Harman International Industries,
             Inc. ...........................      215,500
   1,600   Polaris Industries, Inc. .........       89,312
                                               -----------
                                                   437,516
                                               -----------
           DRUGS & PHARMACEUTICALS - 4.3%
   1,400   Dade Behring Holdings, Inc. *.....       78,005
  58,900   Pfizer, Inc. .....................    1,802,340
                                               -----------
                                                 1,880,345
                                               -----------
           ELECTRIC UTILITIES - 1.8%
   1,000   Alliant Energy Corp. .............       24,880
   5,500   Constellation Energy Group,
             Inc. ...........................      219,120
     400   Duke Energy Corp. ................        9,156
     100   Entergy Corp. ....................        6,061
   4,400   Northeast Utilities...............       85,316
  12,300   PG&E Corp. *......................      373,920
     500   TXU Corp. ........................       23,960
   2,800   Westar Energy, Inc. ..............       56,560
      92   Xcel Energy, Inc. ................        1,593
                                               -----------
                                                   800,566
                                               -----------
           FINANCIAL INVESTMENTS - 0.1%
   1,200   American Capital Strategies
             Ltd. ...........................       37,608
     600   CIT Group, Inc. ..................       22,434
                                               -----------
                                                    60,042
                                               -----------
           FOREST PRODUCTS & PAPER - 3.4%
  17,000   3M Co. ...........................    1,359,490
     300   Georgia-Pacific Corp. ............       10,785
   1,300   Louisiana-Pacific Corp. ..........       33,735
     600   Packaging Corp. of America........       14,682
   1,300   Temple-Inland, Inc. ..............       87,295
                                               -----------
                                                 1,505,987
                                               -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  25

 SHARES                                           VALUE
----------------------------------------------------------
           COMMON STOCK continued
           FURNITURE & HOUSEHOLD ITEMS - 1.6%
   4,600   Fortune Brands, Inc. .............  $   340,814
   9,300   Gillette Co. .....................      388,182
                                               -----------
                                                   728,996
                                               -----------
           GAS & OTHER PUBLIC UTILITIES - 0.4%
     200   AGL Resources, Inc. ..............        6,154
   8,700   NiSource, Inc. ...................      182,787
                                               -----------
                                                   188,941
                                               -----------
           GOVERNMENT AIRCRAFT & DEFENSE - 1.8%
   3,200   General Dynamics Corp. ...........      326,720
  12,200   Raytheon Co. .....................      463,356
     300   Textron, Inc. ....................       19,281
                                               -----------
                                                   809,357
                                               -----------
           HEALTH CARE & HOSPITAL - 5.2%
   4,700   Aetna, Inc. ......................      469,671
     700   Anthem, Inc. *....................       61,075
   2,400   Coventry Health Care, Inc. *......      128,088
   5,300   Humana, Inc. *....................      105,894
   3,000   PacifiCare Health Systems, Inc.
             *...............................      110,100
  19,071   UnitedHealth Group, Inc. .........    1,406,296
                                               -----------
                                                 2,281,124
                                               -----------
           INFORMATION & SERVICES - 2.0%
     100   Covance, Inc. *...................        3,997
   1,100   Dun & Bradstreet Corp. *..........       64,570
   1,600   Pharmaceutical Product
             Development, Inc. *.............       57,600
  15,800   Prudential Financial, Inc. .......      743,232
                                               -----------
                                                   869,399
                                               -----------
           INSTRUMENTS - 5.5%
   1,900   Bausch & Lomb, Inc. ..............      126,255
   2,100   Beckman Coulter, Inc. ............      117,852
   8,100   Becton, Dickinson & Co. ..........      418,770
   2,700   Boston Scientific Corp. *.........      107,271
   2,200   Edwards Lifesciences Corp. *......       73,700
   7,700   Johnson & Johnson.................      433,741
   5,800   Johnson Controls, Inc. ...........      329,498
   1,900   Tektronix, Inc. ..................       63,175
   5,300   Thermo Electron Corp. *...........      143,206
   7,700   Zimmer Holdings, Inc. *...........      608,608
                                               -----------
                                                 2,422,076
                                               -----------
           INSURANCE - 7.2%
   7,400   ACE Ltd. .........................      296,444
  18,800   Allstate Corp. ...................      902,212
  12,500   American International Group,
             Inc. ...........................      849,875
   8,200   Aon Corp. ........................      235,668
   2,400   Chubb Corp. ......................      168,672
   1,500   Everest Re Group Ltd. ............      111,495
   4,410   Fidelity National Financial,
             Inc. ...........................      168,021
     800   HCC Insurance Holdings, Inc. .....       24,120
   1,500   IPC Holdings Ltd. ................       57,015
   5,850   Old Republic International
             Corp. ..........................      146,426

 SHARES                                           VALUE
----------------------------------------------------------
           COMMON STOCK, INSURANCE continued
   3,100   SAFECO Corp. .....................  $   141,515
   1,100   StanCorp Financial Group, Inc. ...       78,320
                                               -----------
                                                 3,179,783
                                               -----------
           INTEGRATED OIL COS. - 8.1%
  31,800   ChevronTexaco Corp. ..............    1,705,752
  16,500   ConocoPhillips....................    1,367,025
  10,600   Exxon Mobil Corp. ................      512,298
     100   Occidental Petroleum Corp. .......        5,593
                                               -----------
                                                 3,590,668
                                               -----------
           IT HARDWARE - 1.3%
  11,000   Avaya, Inc. *.....................      153,340
   2,300   Harris Corp. .....................      126,362
     981   Juniper Networks, Inc. *..........       23,152
   7,500   Marvell Technology Group Ltd. *...      195,975
   1,700   Plantronics, Inc. ................       73,508
     200   The DIRECTV Group, Inc. *.........        3,518
                                               -----------
                                                   575,855
                                               -----------
           LAND & WATER TRANSPORTATION - 1.5%
  11,200   Burlington Northern Santa Fe
             Corp. ..........................      429,072
     600   CNF, Inc. ........................       24,594
   2,100   Ryder Systems, Inc. ..............       98,784
   2,400   Teekay Shipping Corp. ............      103,416
                                               -----------
                                                   655,866
                                               -----------
           MAINFRAME & MINICOMPUTERS - 1.6%
  16,800   Dell, Inc. *......................      598,080
     400   Hewlett-Packard Co. ..............        7,500
   1,100   Research In Motion Ltd. *.........       83,974
                                               -----------
                                                   689,554
                                               -----------
           METAL PRODUCTS & MACHINERY - 2.2%
   6,300   American Standard Cos., Inc. *....      245,133
   2,600   Black & Decker Corp. .............      201,344
   1,300   Cummins, Inc. ....................       96,057
   5,500   Deere & Co. ......................      355,025
   2,200   Pentair, Inc. ....................       76,802
     300   Rockwell Automation, Inc. ........       11,610
                                               -----------
                                                   985,971
                                               -----------
           MISCELLANEOUS FINANCE - 5.4%
  39,300   J.P. Morgan Chase & Co. ..........    1,561,389
  21,400   QUALCOMM, Inc. ...................      835,456
                                               -----------
                                                 2,396,845
                                               -----------
           OIL & COAL RESOURCES - 0.9%
   6,500   Chesapeake Energy Corp. ..........      102,895
     800   Kerr-McGee Corp. .................       45,800
     700   Massey Energy Co. ................       20,251
     200   Peabody Energy Corp. .............       11,900
   1,900   PetroKazakhstan, Inc., Class A....       65,113
   1,100   Ultra Petroleum Corp. *...........       53,955
   3,125   XTO Energy, Inc. .................      101,500
                                               -----------
                                                   401,414
                                               -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund (Unaudited)

26  Laudus Funds Semi-Annual Report

 SHARES                                           VALUE
----------------------------------------------------------
           COMMON STOCK continued
           OIL DISTRIBUTION - 1.0%
   2,300   Ashland, Inc. ....................  $   128,984
   2,400   Questar Corp. ....................      109,968
   2,600   Sunoco, Inc. .....................      192,348
                                               -----------
                                                   431,300
                                               -----------
           OIL DRILLING & SERVICES - 0.3%
     200   Baker Hughes, Inc. ...............        8,744
   4,200   Grant Prideco, Inc. *.............       86,058
   1,100   National-Oilwell, Inc. *..........       36,146
     200   Tidewater, Inc. ..................        6,510
     200   Varco International, Inc. *.......        5,364
                                               -----------
                                                   142,822
                                               -----------
           PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.9%
   4,100   Lexmark International, Inc., Class
             A *.............................      344,441
     700   NCR Corp. *.......................       34,713
                                               -----------
                                                   379,154
                                               -----------
           PUBLISHING, BROADCASTING & CINEMA - 3.4%
     600   Clear Channel Communications,
             Inc. ...........................       18,702
  65,400   Time Warner, Inc. *...............    1,055,556
   8,300   Viacom, Inc., Class A.............      282,200
   5,100   XM Satellite Radio Holdings, Inc.,
             Class A *.......................      158,202
                                               -----------
                                                 1,514,660
                                               -----------
           REAL ESTATE INVESTMENT TRUSTS - 0.7%
   5,800   HRPT Properties Trust.............       63,742
   3,700   iStar Financial, Inc. ............      152,551
   2,000   Reckson Associates Realty
             Corp. ..........................       57,500
   2,900   Trizec Properties, Inc. ..........       46,313
                                               -----------
                                                   320,106
                                               -----------
           RESTAURANTS, HOTELS & THEATERS - 1.9%
  16,300   McDonald's Corp. .................      456,889
   1,400   Station Casinos, Inc. ............       68,656
   8,000   YUM! Brands, Inc. ................      325,280
                                               -----------
                                                   850,825
                                               -----------
           RETAIL - 7.0%
   1,900   American Eagle Outfitters,
             Inc. ...........................       70,015
     800   AnnTaylor Stores Corp. *..........       18,720
   2,800   Borders Group, Inc. ..............       69,440
   6,100   Circuit City Stores, Inc. ........       93,574

 SHARES                                           VALUE
----------------------------------------------------------
           COMMON STOCK, RETAIL continued
   2,900   Claire's Stores, Inc. ............  $    72,616
   2,400   eBay, Inc. *......................      220,656
   5,900   Federated Department Stores,
             Inc. ...........................      268,037
  33,800   Home Depot, Inc. .................    1,324,960
   7,000   Limited Brands....................      156,030
   1,500   Neiman Marcus Group, Inc., Class
             A...............................       86,250
   3,300   Office Depot, Inc. *..............       49,599
   4,500   SUPERVALU, Inc. ..................      123,975
  16,300   TJX Cos., Inc. ...................      359,252
   6,700   Toys "R" Us, Inc. *...............      118,858
   1,600   Urban Outfitters, Inc. *..........       55,040
                                               -----------
                                                 3,087,022
                                               -----------
           SOAPS & COSMETICS - 2.0%
  14,600   Avon Products, Inc. ..............      637,728
   4,900   Clorox Co. .......................      261,170
                                               -----------
                                                   898,898
                                               -----------
           SOFTWARE - 1.5%
   3,700   Autodesk, Inc. ...................      179,931
   3,600   Cadence Design Systems, Inc. *....       46,944
     200   Cognizant Technology Solutions
             Corp., Class A *................        6,102
   5,600   Computer Sciences Corp. *.........      263,760
     800   Sabre Holdings Corp., Class A.....       19,624
   7,700   VeriSign, Inc. *..................      153,076
                                               -----------
                                                   669,437
                                               -----------
           TEXTILES & APPAREL - 1.2%
   5,810   Coach, Inc. *.....................      246,460
   3,100   NIKE, Inc., Class B...............      244,280
   1,500   Polo Ralph Lauren Corp. ..........       54,555
                                               -----------
                                                   545,295
                                               -----------
           WHOLESALE - 0.5%
   3,600   Arrow Electronics, Inc. *.........       81,288
   1,400   Avnet, Inc. *.....................       23,968
   2,200   Hughes Supply, Inc. ..............       66,154
     200   IKON Office Solutions, Inc. ......        2,404
   1,200   W.W. Grainger, Inc. ..............       69,180
                                               -----------
                                                   242,994
                                               -----------
           TOTAL COMMON STOCK (COST
             $39,235,330)....................   44,003,944
                                               -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  27

PRINCIPAL                                          VALUE
-----------------------------------------------------------
            REPURCHASE AGREEMENT - 0.9%
$387,000    State Street Bank dated 9/30/04,
              due 10/1/04 at 0.25% with a
              maturity value of $387,003
              (Fully collateralized by Fannie
              Mae securities).................  $   387,000
                                                -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $387,000).......................      387,000
                                                -----------
            TOTAL INVESTMENTS (COST
              $39,622,330) (A) - 100.3%.......   44,390,944
            NET OTHER ASSETS (LIABILITIES) -
              (0.3)%..........................     (147,316)
                                                -----------
            NET ASSETS - 100.0%...............  $44,243,628
                                                ===========

---------------

*  Represents non-income producing securities.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation...................  $ 5,807,576
    Unrealized depreciation...................   (1,038,962)
                                                -----------
    Net unrealized appreciation...............  $ 4,768,614
                                                ===========

See the accompanying notes to the financial statements.

28  Laudus Funds Semi-Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE CAPITALIZATION GROWTH FUND as of 9/30/04 (Unaudited)

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK - 99.1%
            AGRICULTURE, FOOD & BEVERAGE - 3.1%
   1,700    Coca-Cola Co........................  $   68,085
     300    PepsiAmericas, Inc..................       5,730
   2,000    PepsiCo, Inc........................      97,300
     400    Starbucks Corp. *...................      18,184
     900    Tyson Foods, Inc., Class A..........      14,418
                                                  ----------
                                                     203,717
                                                  ----------
            AIRLINES - 0.7%
     500    FedEx Corp..........................      42,845
                                                  ----------
            AUTOS - 0.2%
     200    Oshkosh Truck Corp..................      11,412
                                                  ----------
            BANKS & CREDIT INSTITUTIONS - 5.4%
     200    Alliance Data Systems Corp. *.......       8,112
   1,000    American Express Co.................      51,460
     400    Bank of America Corp................      17,332
     400    Bank of New York Co., Inc...........      11,668
     400    Doral Financial Corp................      16,588
   1,500    Fannie Mae..........................      95,100
     400    Fifth Third Bancorp.................      19,688
     300    Freddie Mac.........................      19,572
     300    Fremont General Corp................       6,945
   1,200    General Electric Co.................      40,296
     800    MBNA Corp...........................      20,160
     400    SLM Corp............................      17,840
     300    W Holding Co., Inc..................       5,700
     300    Wells Fargo & Co....................      17,889
     200    Westcorp............................       8,504
                                                  ----------
                                                     356,854
                                                  ----------
            BASIC MINERALS & METALS - 1.5%
     500    Alcoa, Inc..........................      16,795
     200    Nucor Corp..........................      18,274
     300    Phelps Dodge Corp...................      27,609
     300    Precision Castparts Corp............      18,015
     200    Southern Peru Copper Corp...........      10,332
     300    Worthington Industries, Inc.........       6,405
                                                  ----------
                                                      97,430
                                                  ----------
            BEER, LIQUOR & TOBACCO - 1.0%
     600    Altria Group, Inc...................      28,224
     700    Anheuser-Busch Cos., Inc............      34,965
                                                  ----------
                                                      63,189
                                                  ----------
            BIOTECHNOLOGY - 1.6%
   1,200    Amgen, Inc. *.......................      68,016
     400    Genentech, Inc. *...................      20,968
     400    Gilead Sciences, Inc. *.............      14,952
                                                  ----------
                                                     103,936
                                                  ----------
            CELLULAR & WIRELESS - 1.0%
   1,000    Nextel Communications, Inc., Class A
              *.................................      23,840
     500    Nextel Partners, Inc., Class A *....       8,290
     100    NII Holdings, Inc. *................       4,121

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, CELLULAR & WIRELESS continued
     200    Telephone & Data Systems, Inc.......  $   16,834
     400    Western Wireless Corp., Class A *...      10,284
                                                  ----------
                                                      63,369
                                                  ----------
            CHEMICALS & RUBBER - 0.1%
     200    Sherwin-Williams Co.................       8,792
                                                  ----------
            COMMERCIAL AIRCRAFT & COMPONENTS - 1.2%
   1,300    Boeing Co...........................      67,106
     400    Rockwell Collins, Inc...............      14,856
                                                  ----------
                                                      81,962
                                                  ----------
            COMMUNICATIONS UTILITIES - 1.1%
   2,200    Yahoo!, Inc. *......................      74,602
                                                  ----------
            CONSTRUCTION & HOMEBUILDING - 1.4%
     400    D.R. Horton, Inc....................      13,244
     200    KB HOME.............................      16,898
     200    M.D.C. Holdings, Inc................      14,620
     500    Pulte Homes, Inc....................      30,685
     100    Ryland Group, Inc...................       9,266
     200    Toll Brothers, Inc. *...............       9,266
                                                  ----------
                                                      93,979
                                                  ----------
            CONSTRUCTION MATERIALS - 0.3%
8.......    Eagle Materials, Inc................         570
29......    Eagle Materials, Inc., Class B......       2,001
     200    Florida Rock Industries, Inc........       9,798
     200    Vulcan Materials Co.................      10,190
                                                  ----------
                                                      22,559
                                                  ----------
            CONSUMER DURABLES - 1.8%
     400    Brunswick Corp......................      18,304
     800    Harley-Davidson, Inc................      47,552
     300    Harman International Industries,
              Inc...............................      32,325
     400    Polaris Industries, Inc.............      22,328
                                                  ----------
                                                     120,509
                                                  ----------
            DRUGS & PHARMACEUTICALS - 8.0%
   1,400    Abbott Laboratories.................      59,304
     300    Biogen Idec, Inc. *.................      18,351
     600    Bristol-Myers Squibb Co.............      14,202
     200    Celgene Corp. *.....................      11,646
     300    Dade Behring Holdings, Inc. *.......      16,715
     900    Eli Lilly & Co......................      54,045
     300    Forest Laboratories, Inc. *.........      13,494
     900    Merck & Co., Inc....................      29,700
   8,400    Pfizer, Inc.........................     257,040
   1,400    Schering-Plough Corp................      26,684
     700    Wyeth...............................      26,180
                                                  ----------
                                                     527,361
                                                  ----------
            ELECTRIC UTILITIES - 0.7%
     700    Constellation Energy Group, Inc.....      27,888
     600    PG&E Corp. *........................      18,240
                                                  ----------
                                                      46,128
                                                  ----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  29

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            FINANCIAL INVESTMENTS - 0.2%
     700    Cendant Corp........................  $   15,120
                                                  ----------
            FOREST PRODUCTS & PAPER - 1.9%
   1,100    3M Co...............................      87,967
     200    Kimberly-Clark Corp.................      12,918
     900    Louisiana-Pacific Corp..............      23,355
                                                  ----------
                                                     124,240
                                                  ----------
            FURNITURE & HOUSEHOLD ITEMS - 0.7%
     200    Ethan Allen Interiors, Inc..........       6,950
     900    Gillette Co.........................      37,566
                                                  ----------
                                                      44,516
                                                  ----------
            GAS & OTHER PUBLIC UTILITIES - 0.1%
     200    NiSource, Inc.......................       4,202
                                                  ----------
            HEALTH CARE & HOSPITAL - 3.9%
     300    Aetna, Inc..........................      29,979
     200    Anthem, Inc. *......................      17,450
     300    Coventry Health Care, Inc. *........      16,011
     450    DaVita, Inc. *......................      14,018
     900    Humana, Inc. *......................      17,982
     400    Laboratory Corp. of America Holdings
              *.................................      17,488
     200    Manor Care, Inc.....................       5,992
     200    PacifiCare Health Systems, Inc. *...       7,340
     300    Quest Diagnostics, Inc..............      26,466
   1,290    UnitedHealth Group, Inc.............      95,124
     400    VCA Antech, Inc. *..................       8,252
                                                  ----------
                                                     256,102
                                                  ----------
            INFORMATION & SERVICES - 1.7%
     300    Covance, Inc. *.....................      11,991
     300    Dun & Bradstreet Corp. *............      17,610
     300    H&R Block, Inc......................      14,826
     300    Moody's Corp........................      21,975
     300    Pharmaceutical Product Development,
              Inc. *............................      10,800
     300    Prudential Financial, Inc...........      14,112
     200    Regis Corp..........................       8,044
     300    The Brink's Co......................       9,051
                                                  ----------
                                                     108,409
                                                  ----------
            INSTRUMENTS - 9.4%
     200    Bausch & Lomb, Inc..................      13,290
     500    Baxter International, Inc...........      16,080
     300    Beckman Coulter, Inc................      16,836
     300    Becton, Dickinson & Co..............      15,510
     700    Biomet, Inc.........................      32,816
     600    Boston Scientific Corp. *...........      23,838
     300    C.R. Bard, Inc......................      16,989
     200    Cooper Cos., Inc....................      13,710
     500    Cytyc Corp. *.......................      12,075
     300    Edwards Lifesciences Corp. *........      10,050
     300    Guidant Corp........................      19,812
   4,100    Johnson & Johnson                        230,953
     300    Johnson Controls, Inc...............      17,043
   1,100    Medtronic, Inc......................      57,090

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, INSTRUMENTS continued
     300    Respironics, Inc. *.................  $   16,032
     200    St. Jude Medical, Inc. *............      15,054
     300    Stryker Corp........................      14,424
     300    Thermo Electron Corp. *.............       8,106
     400    Waters Corp. *......................      17,640
     600    Zimmer Holdings, Inc. *.............      47,424
                                                  ----------
                                                     614,772
                                                  ----------
            INSURANCE - 5.5%
     600    ACE Ltd.............................      24,036
     400    AFLAC, Inc..........................      15,684
102.....    Alleghany Corp. *...................      27,836
   2,200    American International Group,
              Inc...............................     149,578
   1,300    Aon Corp............................      37,362
     300    Fidelity National Financial, Inc....      11,430
     200    HCC Insurance Holdings, Inc.........       6,030
     900    Marsh & McLennan Cos., Inc..........      41,184
     200    Progressive Corp....................      16,950
     300    Radian Group, Inc...................      13,869
     200    W. R. Berkley Corp..................       8,432
     200    WellChoice, Inc. *..................       7,466
                                                  ----------
                                                     359,857
                                                  ----------
            INTEGRATED OIL COS. - 0.4%
     300    ConocoPhillips                            24,855
                                                  ----------
            IT HARDWARE - 6.6%
     300    Analog Devices, Inc.................      11,634
   1,600    Applied Materials, Inc. *...........      26,384
   1,700    Avaya, Inc. *.......................      23,698
   6,300    Cisco Systems, Inc. *...............     114,030
   1,100    Corning, Inc. *.....................      12,188
     300    Harris Corp.........................      16,482
   5,900    Intel Corp..........................     118,354
     500    Juniper Networks, Inc. *............      11,800
     300    Maxim Integrated Products, Inc......      12,687
   2,300    Motorola, Inc.......................      41,492
     300    Plantronics, Inc....................      12,972
   1,600    Texas Instruments, Inc..............      34,048
                                                  ----------
                                                     435,769
                                                  ----------
            LAND & WATER TRANSPORTATION - 1.1%
     200    CNF, Inc............................       8,198
     300    J.B. Hunt Transport Services,
              Inc...............................      11,142
     300    Ryder Systems, Inc..................      14,112
     500    United Parcel Service, Inc., Class
              B.................................      37,960
                                                  ----------
                                                      71,412
                                                  ----------
            MAINFRAME & MINICOMPUTERS - 1.9%
   3,500    Dell, Inc. *........................     124,600
                                                  ----------
            METAL PRODUCTS & MACHINERY - 2.4%
     900    American Standard Cos., Inc. *......      35,019
     300    Black & Decker Corp.................      23,232
     200    Briggs & Stratton Corp..............      16,240
     300    Caterpillar, Inc....................      24,135
     200    Illinois Tool Works, Inc............      18,634
     200    Timken Co...........................       4,924

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

30  Laudus Funds Semi-Annual Report

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, METAL PRODUCTS &
              MACHINERY continued
     600    Tyco International Ltd..............  $   18,396
     200    United Technologies Corp............      18,676
                                                  ----------
                                                     159,256
                                                  ----------
            MISCELLANEOUS FINANCE - 5.3%
     200    A.G. Edwards, Inc...................       6,924
     200    Ambac Financial Group, Inc..........      15,990
     200    Chicago Mercantile Exchange               32,260
     200    Goldman Sachs Group, Inc............      18,648
   4,100    J.P. Morgan Chase & Co..............     162,893
     300    Legg Mason, Inc.....................      15,981
   2,400    QUALCOMM, Inc.......................      93,696
                                                  ----------
                                                     346,392
                                                  ----------
            OIL & COAL RESOURCES - 1.4%
     400    Anadarko Petroleum Corp.............      26,544
     200    Apache Corp.........................      10,022
     800    Chesapeake Energy Corp..............      12,664
     200    CONSOL Energy, Inc..................       6,978
     200    Newfield Exploration Co. *..........      12,248
     700    XTO Energy, Inc.....................      22,736
                                                  ----------
                                                      91,192
                                                  ----------
            OIL DRILLING & SERVICES - 0.9%
     300    Baker Hughes, Inc...................      13,116
     600    Grant Prideco, Inc. *...............      12,294
     400    Halliburton Co......................      13,476
     300    National-Oilwell, Inc. *............       9,858
     200    Smith International, Inc. *.........      12,146
                                                  ----------
                                                      60,890
                                                  ----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 1.2%
   1,800    EMC Corp. *.........................      20,772
     400    Lexmark International, Inc., Class A
              *.................................      33,604
     500    NCR Corp. *.........................      24,795
                                                  ----------
                                                      79,171
                                                  ----------
            PUBLISHING, BROADCASTING & CINEMA - 1.1%
     400    American Greetings Corp., Class A...      10,048
     200    McGraw-Hill Cos., Inc...............      15,938
     600    The Walt Disney Co..................      13,530
   2,000    Time Warner, Inc. *.................      32,280
                                                  ----------
                                                      71,796
                                                  ----------
            RESTAURANTS, HOTELS & THEATERS - 1.2%
     300    CBRL Group, Inc.....................      10,824
     800    McDonald's Corp.....................      22,424
     300    Station Casinos, Inc................      14,712
     800    YUM! Brands, Inc....................      32,528
                                                  ----------
                                                      80,488
                                                  ----------
            RETAIL - 10.2%
     300    American Eagle Outfitters, Inc......      11,055
     300    Barnes & Noble, Inc. *..............      11,100
     300    Best Buy Co., Inc...................      16,272

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, RETAIL continued
     200    Borders Group, Inc..................  $    4,960
     300    Circuit City Stores, Inc............       4,602
     400    Claire's Stores, Inc................      10,016
     200    CVS Corp............................       8,426
     900    eBay, Inc. *........................      82,746
     200    Fastenal Co.........................      11,520
     600    Foot Locker, Inc....................      14,220
   3,000    Home Depot, Inc.....................     117,600
     300    Kohl's Corp. *......................      14,457
     400    Limited Brands......................       8,916
     700    Lowe's Cos., Inc....................      38,045
     300    Michaels Stores, Inc................      17,763
     300    Nordstrom, Inc......................      11,472
   1,300    Office Depot, Inc. *................      19,539
     500    Staples, Inc........................      14,910
     400    SUPERVALU, Inc......................      11,020
     800    Target Corp.........................      36,200
   1,300    TJX Cos., Inc.......................      28,652
     300    Urban Outfitters, Inc. *............      10,320
   2,300    Wal-Mart Stores, Inc................     122,361
   1,000    Walgreen Co.........................      35,830
                                                  ----------
                                                     662,002
                                                  ----------
            SOAPS & COSMETICS - 3.1%
     400    Avon Products, Inc..................      17,472
     300    Clorox Co...........................      15,990
     400    Colgate-Palmolive Co................      18,072
     500    Estee Lauder Cos., Inc., Class A....      20,900
   2,400    Procter & Gamble Co.................     129,888
                                                  ----------
                                                     202,322
                                                  ----------
            SOFTWARE - 7.4%
     600    Activision, Inc. *..................       8,322
     600    Akamai Technologies, Inc. *.........       8,430
     400    Autodesk, Inc.......................      19,452
     500    Automatic Data Processing, Inc......      20,660
     200    Cognizant Technology Solutions
              Corp., Class A *..................       6,102
     300    Electronic Arts, Inc. *.............      13,797
     900    First Data Corp.....................      39,150
   1,100    International Business Machines
              Corp..............................      94,314
   6,500    Microsoft Corp......................     179,725
   3,200    Oracle Corp. *......................      36,096
     800    Symantec Corp. *....................      43,904
     700    VeriSign, Inc. *....................      13,916
                                                  ----------
                                                     483,868
                                                  ----------
            TEXTILES & APPAREL - 1.1%
     500    Coach, Inc. *.......................      21,210
     400    NIKE, Inc., Class B                       31,520
     200    Polo Ralph Lauren Corp..............       7,274
     200    Timberland Co., Class A *...........      11,360
                                                  ----------
                                                      71,364
                                                  ----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large Capitalization Growth Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  31

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            WHOLESALE - 1.3%
     200    Arrow Electronics, Inc. *...........  $    4,516
     400    Cardinal Health, Inc................      17,508
     400    Hughes Supply, Inc..................      12,028
     300    MSC Industrial Direct Co., Inc.,
              Class A...........................      10,224
     300    Patterson Cos., Inc. *..............      22,968
     700    Sysco Corp..........................      20,944
                                                  ----------
                                                      88,188
                                                  ----------
            TOTAL COMMON STOCK (COST
              $6,251,155).......................   6,499,427
                                                  ----------
            REPURCHASE AGREEMENT - 0.2%
 $15,104    Bear Stearns dated 9/30/04, due
              10/1/04 at 1.75% with a maturity
              value of $15,105 (Fully
              collateralized by U.S. Treasury
              Notes)............................      15,104
                                                  ----------
            TOTAL REPURCHASE AGREEMENT (COST
              $15,104)..........................      15,104
                                                  ----------
            TOTAL INVESTMENTS (COST $6,266,259)
              (A) - 99.3%.......................   6,514,531
            NET OTHER ASSETS
              (LIABILITIES) - 0.7%..............      45,209
                                                  ----------
            NET ASSETS - 100.0%.................  $6,559,740
                                                  ==========

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation.....................  $ 550,625
    Unrealized depreciation.....................   (302,353)
                                                  ---------
    Net unrealized appreciation.................  $ 248,272
                                                  =========

See the accompanying notes to the financial statements.

32  Laudus Funds Semi-Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. DISCOVERY FUND as of 9/30/04 (Unaudited)

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK - 99.0%
             AGRICULTURE, FOOD & BEVERAGE - 1.4%
     2,422   Alico, Inc. ....................  $    103,177
     3,000   Andersons, Inc. ................        62,550
    13,269   Cal-Maine Foods, Inc. ..........       145,561
    19,000   Chiquita Brands International,
               Inc. *........................       330,790
     3,400   Diedrich Coffee, Inc. *.........        16,521
       450   Flowers Foods, Inc. ............        11,633
       900   Glacier Water Services, Inc.
               *.............................        18,918
       133   J & J Snack Foods Corp. *.......         5,703
    11,300   Lance, Inc. ....................       182,495
     5,100   National Beverage Corp. ........        41,208
     2,200   Omega Protein Corp. *...........        16,940
       809   Penford Corp. ..................        14,085
    27,200   PepsiAmericas, Inc. ............       519,519
    15,900   Ralcorp Holdings, Inc. *........       573,989
     3,750   Sanderson Farms, Inc. ..........       125,438
       250   Seaboard Corp. .................       146,488
     1,000   Seneca Foods Corp., Class B *...        18,250
       100   Zapata Corp. *..................         5,935
                                               ------------
                                                  2,339,200
                                               ------------
             AIRLINES - 0.1%
       600   Air Methods Corp. *.............         3,870
     3,800   AirNet Systems, Inc. *..........        16,340
     7,138   MAIR Holdings, Inc. *...........        58,532
     3,800   Offshore Logistics, Inc. *......       130,796
                                               ------------
                                                    209,538
                                               ------------
             AUTOS - 1.1%
     1,500   Autoliv, Inc. ..................        60,600
     7,700   Dura Automotive Systems, Inc.,
               Class A *.....................        54,593
     1,900   Edelbrock Corp. ................        31,350
    16,100   Oshkosh Truck Corp. ............       918,666
     2,000   R&B, Inc. *.....................        43,720
     3,600   Sypris Solutions, Inc. .........        49,140
    13,900   TRW Automotive Holdings Corp.
               *.............................       262,015
    11,400   Wabash National Corp. *.........       313,158
                                               ------------
                                                  1,733,242
                                               ------------
             BANKS & CREDIT INSTITUTIONS - 8.2%
     6,594   Accredited Home Lenders Holding
               Co. *.........................       254,001
     8,900   Advanta Corp., Class A..........       202,920
     1,600   Alliance Data Systems Corp. *...        64,896
     7,506   AmeriServ Financial, Inc. *.....        37,530
     1,400   Auburn National Bancorporation,
               Inc. .........................        27,412
     1,600   Bank of Hawaii Corp. ...........        75,600
     5,200   BankUnited Financial Corp.,
               Class A *.....................       151,580
     4,400   Banner Corp. ...................       129,360
     1,060   Berkshire Bancorp, Inc. ........        17,437
     3,600   Berkshire Hills Bancorp,
               Inc. .........................       133,020
     6,300   Beverly Hills Bancorp, Inc. ....        65,835
     1,700   BNCCORP, Inc. *.................        24,778

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS & CREDIT
               INSTITUTIONS continued
       100   Britton & Koontz Capital
               Corp. ........................  $      1,765
     2,800   Capital Crossing Bank *.........        71,232
       200   Carver Bancorp, Inc. ...........         4,080
       450   CCF Holding Co. ................         7,236
       800   Central Federal Corp. ..........        11,000
        15   Central Virginia Bankshares,
               Inc. .........................           409
       600   Centrue Financial Corp. ........        16,590
       100   Citizens First Bancorp, Inc. ...         2,509
       500   Classic Bancshares, Inc. .......        19,750
    12,000   Colonial BancGroup, Inc. .......       245,400
    28,800   Commercial Federal Corp. .......       777,023
       200   Community Bank Shares of
               Indiana, Inc. ................         4,360
       100   Community Bankshares, Inc. .....         1,870
       800   Community Financial Corp. ......        15,999
     2,800   Community West Bancshares.......        29,540
       771   Consumer Portfolio Services,
               Inc. *........................         3,624
       800   Cornerstone Bancorp, Inc. ......        23,240
       400   Corus Bankshares, Inc. .........        17,252
     1,800   Cowlitz Bancorp *...............        19,764
    42,200   Doral Financial Corp. ..........     1,750,033
     2,300   EFC Bancorp, Inc. ..............        57,891
       440   Elmira Savings Bank, FSB........        12,760
       100   Financial Institutions, Inc. ...         2,241
       800   First Bancorp of Indiana,
               Inc. .........................        15,720
       700   First Bancshares, Inc. .........        13,993
     1,000   First BancTrust Corp. ..........        12,170
     4,634   First Charter Corp. ............       112,004
     2,300   First Citizens BancShares, Inc.,
               Class A.......................       271,400
     1,800   First Federal Bancshares of
               Arkansas, Inc. ...............        36,720
     1,800   First Federal Bankshares,
               Inc. .........................        41,373
       600   First Franklin Corp. ...........        12,600
       200   First Investors Financial
               Services Group, Inc. *........           913
       300   First Keystone Financial,
               Inc. .........................         6,626
       100   First M&F Corp. ................         3,335
       200   First Mariner Bancorp *.........         3,440
     1,000   First Midwest Financial,
               Inc. .........................        22,250
     6,567   First Place Financial Corp. ....       131,340
       100   FirstFed Bancorp, Inc. .........           783
       500   FirstFed Financial Corp. *......        24,440
       400   Glen Burnie Bancorp.............         9,000
       600   GS Financial Corp. .............        11,466
     1,200   Guaranty Federal Bancshares,
               Inc. .........................        23,760
       300   Habersham Bancorp...............         5,959
       300   Harleysville Savings Financial
               Corp. ........................         8,624
     2,150   HF Financial Corp. .............        36,056
    46,800   Hibernia Corp., Class A.........     1,235,987
     1,300   HMN Financial, Inc. ............        36,062
     1,400   Home Federal Bancorp............        35,840
     1,200   Horizon Bancorp.................        29,700

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  33

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS & CREDIT
               INSTITUTIONS continued
    41,541   Independence Community Bank
               Corp. ........................  $  1,622,175
     1,600   Intervest Bancshares Corp. *....        26,800
    12,700   Irwin Financial Corp. ..........       327,914
     3,747   ITLA Capital Corp. *............       173,111
       200   Long Island Financial Corp. ....         5,960
     1,613   LSB Corp. ......................        32,099
       300   LSB Financial Corp. ............         7,838
     3,169   MAF Bancorp, Inc. ..............       136,679
     3,600   Matrix Bancorp, Inc. *..........        45,720
     1,800   MidWestOne Financial Group,
               Inc. .........................        33,120
     1,800   National Mercantile Bancorp *...        19,080
    10,800   New Century Financial Corp. ....       650,375
       500   New Hampshire Thrift Bancshares,
               Inc. .........................        13,950
       600   Northeast Indiana Bancorp,
               Inc. .........................        13,014
       800   Northeast Pennsylvania Financial
               Corp. ........................        13,208
       900   Northrim BanCorp, Inc. .........        19,665
       400   Northway Financial, Inc. .......        13,080
    28,300   Ocwen Financial Corp. *.........       258,945
     1,800   Onyx Acceptance Corp. ..........        49,140
     3,000   Pacific Mercantile Bancorp *....        37,410
       500   Park Bancorp, Inc. .............        15,485
       400   Peoples Bancorp of North
               Carolina......................         7,544
       600   Peoples BancTrust Co., Inc. ....         8,370
     3,640   PFF Bancorp, Inc. ..............       139,303
       100   PHSB Financial Corp. ...........         2,690
     1,000   Pinnacle Bancshares, Inc. ......        14,875
     2,000   Pocahontas Bancorp, Inc. .......        33,250
     1,000   Provident Bancorp, Inc. ........        11,740
       600   Provident Bankshares Corp. .....        20,130
     2,300   PSB Bancorp, Inc. ..............        36,340
     6,600   R & G Financial Corp., Class
               B.............................       255,090
     9,700   Republic Bancorp, Inc. .........       149,380
       200   Republic Bancorp, Inc., Class
               A.............................         4,640
     2,090   Republic First Bancorp, Inc.
               *.............................        27,337
       600   River Valley Bancorp............        13,860
     2,300   South Financial Group, Inc. ....        64,860
       973   Sterling Financial Corp. *......        34,289
     1,050   Team Financial, Inc. ...........        11,550
     1,100   Teche Holding Co. ..............        44,000
     1,300   Timberland Bancorp, Inc. .......        30,511
     5,585   UMB Financial Corp. ............       266,237
       300   Union Community Bancorp.........         5,411
       500   United Bancshares, Inc. ........         7,750
       584   United Financial Corp. .........        13,812
       325   Unity Bancorp, Inc. ............         4,014
    36,000   W Holding Co., Inc. ............       683,999
     2,530   Wainwright Bank & Trust Co. ....        28,817
       345   Washington Banking Co. .........         5,175
     3,150   Washington Federal, Inc. .......        79,223
     3,200   Washington Savings Bank, F.S.B..        40,928
       500   Wells Financial Corp. ..........        14,990
    20,800   Westcorp........................       884,415

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, BANKS & CREDIT
               INSTITUTIONS continued
     5,569   WFS Financial, Inc. *...........  $    259,237
       600   WSFS Financial Corp. ...........        30,000
     1,300   WVS Financial Corp. ............        23,140
       200   Yardville National Bancorp......         5,820
                                               ------------
                                                 13,198,993
                                               ------------
             BASIC MINERALS & METALS - 2.2%
     1,100   Commercial Metals Co. ..........        43,692
     2,496   Gibraltar Steel Corp. ..........        90,255
     1,100   Harsco Corp. ...................        49,390
     4,500   L.B. Foster Co., Class A *......        38,160
     6,900   Layne Christensen Co. *.........       103,983
    29,000   Maverick Tube Corp. *...........       893,490
     3,200   Northwest Pipe Co. *............        55,520
     6,600   NS Group, Inc. *................       122,100
     5,552   Olympic Steel, Inc. *...........       104,933
     1,100   Quanex Corp. ...................        56,408
     4,400   Reliance Steel & Aluminum
               Co. ..........................       174,680
     6,700   Roanoke Electric Steel Corp. ...        95,944
     9,800   Ryerson Tull, Inc. .............       168,266
     5,200   Southern Peru Copper Corp. .....       268,632
    26,200   Steel Dynamics, Inc. ...........     1,011,844
     8,800   Steel Technologies, Inc. .......       225,430
     3,400   Webco Industries, Inc. *........        15,232
     2,400   Worthington Industries, Inc. ...        51,240
                                               ------------
                                                  3,569,199
                                               ------------
             BEER, LIQUOR & TOBACCO - 0.3%
     4,700   Adolph Coors Co., Class B.......       319,224
     4,000   MGP Ingredients, Inc. ..........        39,680
     4,200   Robert Mondavi Corp., Class A
               *.............................       164,514
       600   Todhunter International, Inc.
               *.............................         7,296
                                               ------------
                                                    530,714
                                               ------------
             BIOTECHNOLOGY - 0.0%
    14,990   Harvard Bioscience, Inc. *......        65,956
                                               ------------
             CELLULAR & WIRELESS - 1.8%
       900   NII Holdings, Inc. *............        37,089
    17,800   Telephone & Data Systems,
               Inc. .........................     1,498,226
    10,800   U.S. Cellular Corp. *...........       466,020
    34,498   Western Wireless Corp., Class A
               *.............................       886,944
                                               ------------
                                                  2,888,279
                                               ------------
             CHEMICALS & RUBBER - 2.0%
    19,000   A. Schulman, Inc. ..............       418,760
     2,700   American Pacific Corp. .........        20,166
    12,000   Arch Chemicals, Inc. ...........       342,600
     1,300   Bairnco Corp. ..................        14,235
     2,100   Cooper Tire & Rubber Co. .......        42,357
     6,700   Eastman Chemical Co. ...........       318,585
       500   Georgia Gulf Corp. .............        22,295
    34,800   Great Lakes Chemical Corp. .....       890,880
       800   LESCO, Inc. *...................        10,592
     5,900   LSB Industries, Inc. *..........        54,752
    22,400   Lubrizol Corp. .................       775,040

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

34  Laudus Funds Semi-Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, CHEMICALS & RUBBER continued
     1,400   Octel Corp. ....................  $     29,736
     1,600   RPM International, Inc. ........        28,240
     3,100   Scotts Co., Class A *...........       198,865
     3,700   Stepan Co. .....................        88,023
       400   Synalloy Corp. *................         4,000
                                               ------------
                                                  3,259,126
                                               ------------
             COMMERCIAL AIRCRAFT & COMPONENTS - 0.3%
     4,100   Curtiss-Wright Corp. ...........       234,643
       100   Ducommun, Inc. *................         2,235
     4,800   Goodrich Corp. .................       150,528
     3,800   Triumph Group, Inc. *...........       128,554
                                               ------------
                                                    515,960
                                               ------------
             COMMUNICATIONS UTILITIES - 0.7%
     1,900   Atlantic Tele-Network, Inc. ....        54,720
     2,400   CT Communications, Inc. ........        33,096
     7,200   D&E Communications, Inc. .......        82,800
    90,400   EarthLink, Inc. *...............       931,120
       200   General Communication, Inc.,
               Class A *.....................         1,810
     1,500   Hector Communications Corp. *...        31,500
                                               ------------
                                                  1,135,046
                                               ------------
             CONSTRUCTION & HOMEBUILDING - 2.1%
     2,200   Beazer Homes USA, Inc. .........       235,158
     8,200   Brookfield Homes Corp. .........       216,070
     8,100   Comfort Systems USA, Inc. *.....        53,460
    22,300   Granite Construction, Inc. .....       532,970
     2,000   Insituform Technologies, Inc.,
               Class A *.....................        37,340
    22,400   Integrated Electrical Services,
               Inc. *........................       107,744
    14,200   M.D.C. Holdings, Inc. ..........     1,038,020
     1,400   M/I Homes, Inc. ................        59,416
       600   Meritage Corp. *................        47,160
       600   Orleans Homebuilders, Inc. *....        13,512
     2,700   Perini Corp. *..................        38,502
       400   Pulte Homes, Inc. ..............        24,548
     7,900   Ryland Group, Inc. .............       732,014
     2,200   Sterling Construction Co., Inc.
               *.............................        13,640
     1,500   Technical Olympic USA, Inc. ....        42,360
       400   Toll Brothers, Inc. *...........        18,532
    12,200   Willbros Group, Inc. *..........       181,902
       300   William Lyon Homes, Inc. *......        26,670
                                               ------------
                                                  3,419,018
                                               ------------
             CONSTRUCTION MATERIALS - 0.6%
     3,700   Ameron International Corp. .....       121,730
       400   Compass Minerals International,
               Inc. .........................         8,880
       376   Devcon International Corp. *....         6,336
       100   Eagle Materials, Inc. ..........         7,130
     2,550   Florida Rock Industries,
               Inc. .........................       124,925
    13,400   Martin Marietta Materials,
               Inc. .........................       606,617
     3,100   Oil-Dri Corp. of America........        47,213

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, CONSTRUCTION MATERIALS continued
    13,500   U.S. Concrete, Inc. *...........  $     83,430
     2,500   United States Lime & Minerals,
               Inc. *........................        23,875
                                               ------------
                                                  1,030,136
                                               ------------
             CONSUMER DURABLES - 1.2%
     1,900   Arctic Cat, Inc. ...............        49,305
     1,204   Boston Acoustics, Inc. .........        15,532
    23,000   Brunswick Corp. ................     1,052,480
     3,300   Coachmen Industries, Inc. ......        52,074
     3,800   Harman International Industries,
               Inc. .........................       409,450
       600   Marine Products Corp. ..........        10,800
     7,200   Monaco Coach Corp. .............       155,880
     6,500   National R.V. Holdings, Inc.
               *.............................        80,795
     2,400   Polaris Industries, Inc. .......       133,968
                                               ------------
                                                  1,960,284
                                               ------------
             DRUGS & PHARMACEUTICALS - 1.2%
    20,800   Alpharma, Inc., Class A.........       380,432
       200   Andrx Corp. *...................         4,472
     3,800   Connetics Corp. *...............       102,676
    18,023   Dade Behring Holdings, Inc. *...     1,004,206
     4,800   E-Z-EM, Inc. ...................        86,160
    11,200   First Horizon Pharmaceutical
               Corp. *.......................       224,112
       200   Genencor International, Inc.
               *.............................         3,210
       400   Lifecore Biomedical, Inc. *.....         2,800
     6,900   Nature's Sunshine Products,
               Inc. .........................       104,673
       400   NitroMed, Inc. *................         9,536
       800   Polydex Pharmaceuticals Ltd.
               *.............................         3,972
       500   Serologicals Corp. *............        11,665
    15,800   Weider Nutrition International,
               Inc. *........................        71,890
                                               ------------
                                                  2,009,804
                                               ------------
             ELECTRIC UTILITIES - 2.5%
    29,700   Alliant Energy Corp. ...........       738,936
    38,100   Duquesne Light Holdings,
               Inc. .........................       684,276
     2,500   Green Mountain Power Corp. .....        65,125
    14,700   Northeast Utilities.............       285,033
    23,700   PNM Resources, Inc. ............       533,487
     9,500   Texas Genco Holdings, Inc. .....       443,175
     3,600   UIL Holdings Corp. .............       177,084
    56,300   Westar Energy, Inc. ............     1,137,260
                                               ------------
                                                  4,064,376
                                               ------------
             FINANCIAL INVESTMENTS - 1.2%
     3,375   Aaron Rents, Inc. ..............        73,440
    24,900   American Capital Strategies
               Ltd. .........................       780,365
       900   California First National
               Bancorp.......................        12,101
       162   Cherokee, Inc. .................         3,865
     5,300   Choice Hotels International,
               Inc. .........................       305,227
    10,900   Electro Rent Corp. .............       120,336
     4,700   ePlus, Inc. *...................        49,167
     2,866   G-III Apparel Group Ltd. *......        18,428
    14,360   MCG Capital Corp. ..............       249,290

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  35

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, FINANCIAL INVESTMENTS continued
    23,310   Price Communications Corp. *....  $    355,478
     3,900   Willis Lease Finance Corp. *....        30,011
                                               ------------
                                                  1,997,708
                                               ------------
             FOREST PRODUCTS & PAPER - 1.8%
     9,500   Chesapeake Corp. ...............       228,190
     2,600   CSS Industries, Inc. ...........        80,444
     1,600   DSG International Ltd. *........         4,962
    17,800   Glatfelter......................       220,542
    42,600   Louisiana-Pacific Corp. ........     1,105,470
     3,600   Nashua Corp. *..................        39,780
    13,200   Packaging Corp. of America......       323,004
     9,000   Temple-Inland, Inc. ............       604,350
     6,700   Universal Forest Products,
               Inc. .........................       229,140
     4,600   Wausau-Mosinee Paper Corp. .....        76,590
                                               ------------
                                                  2,912,472
                                               ------------
             FURNITURE & HOUSEHOLD ITEMS - 2.5%
     7,400   A.T. Cross Co., Class A *.......        41,070
     6,400   Acuity Brands, Inc. ............       152,128
     3,000   Aldila, Inc. ...................        30,000
     1,700   American Biltrite, Inc. *.......        20,842
       600   American Locker Group, Inc. *...         6,420
     1,800   Atlantis Plastics, Inc., Class A
               *.............................        27,036
     7,050   Bassett Furniture Industries,
               Inc. .........................       133,104
    46,500   Callaway Golf Co. ..............       491,505
    11,900   Central Garden & Pet Co. *......       364,378
       500   Chase Corp. ....................         8,150
       100   Chromcraft Revington, Inc. *....         1,280
     2,000   Communications Systems, Inc. ...        16,640
     2,200   Escalade, Inc. .................        30,558
     2,600   Flexsteel Industries, Inc. .....        46,150
     9,500   Fossil, Inc. *..................       293,930
     7,200   GameTech International, Inc. ...        35,064
       200   Genlyte Group, Inc. *...........        12,878
       800   Global-Tech Appliances, Inc.
               *.............................         7,440
       860   Griffon Corp. *.................        18,146
       200   Hooker Furniture Corp. .........         5,526
    15,300   JAKKS Pacific, Inc. *...........       351,900
     3,700   Johnson Outdoors, Inc., Class A
               *.............................        72,890
       200   Juno Lighting, Inc. ............         6,068
    27,400   K2, Inc. *......................       392,094
    14,100   Kinetic Concepts, Inc. *........       740,955
     1,400   Knape & Vogt Manufacturing
               Co. ..........................        18,690
     2,000   Lamson & Sessions Co. *.........        18,200
     7,400   Movado Group, Inc. .............       125,800
     3,400   National Presto Industries,
               Inc. .........................       142,188
     2,100   Patrick Industries, Inc. *......        25,095
     2,292   RC2 Corp. *.....................        75,407
    16,960   Steelcase, Inc., Class A........       237,440
       900   Tredegar Corp. .................        16,380
     2,733   Vermont Teddy Bear Co., Inc.
               *.............................        13,419
     3,200   West Pharmaceutical Services,
               Inc. .........................        66,720
                                               ------------
                                                  4,045,491
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             GAS & OTHER PUBLIC UTILITIES - 0.8%
     1,300   AGL Resources, Inc. ............  $     40,001
     8,014   American Ecology Corp. .........        77,744
    24,400   Atmos Energy Corp. .............       614,635
     3,400   California Water Service
               Group.........................        99,858
       300   Duratek, Inc. *.................         5,337
     1,200   ONEOK, Inc. ....................        31,224
       400   RGC Resources, Inc. ............         9,432
     1,200   SJW Corp. ......................        39,624
     5,500   South Jersey Industries,
               Inc. .........................       262,625
     5,970   Waste Industries USA, Inc. .....        67,521
                                               ------------
                                                  1,248,001
                                               ------------
             GOVERNMENT AIRCRAFT & DEFENSE - 0.5%
     3,400   Allied Defense Group, Inc. *....        63,036
     7,900   Armor Holdings, Inc. *..........       328,720
    11,000   EDO Corp. ......................       305,250
     2,300   Lowrance Electronics, Inc. .....        56,396
       625   Orbit International Corp. *.....         4,069
     1,131   Pemco Aviation Group, Inc. *....        30,415
     2,600   Todd Shipyards Corp. ...........        40,144
                                               ------------
                                                    828,030
                                               ------------
             HEALTH CARE & HOSPITAL - 3.6%
     9,100   Alliance Imaging, Inc. *........        67,977
    13,100   Allied Healthcare International,
               Inc. *........................        70,609
     1,900   American Shared Hospital
               Services......................         9,690
    20,100   Coventry Health Care, Inc. *....     1,072,737
    73,100   Humana, Inc. *..................     1,460,538
    18,602   Kindred Healthcare, Inc. *......       453,889
     7,610   LCA-Vision, Inc. ...............       196,262
     8,600   MedCath Corp. *.................       136,052
     1,400   National Dentex Corp. *.........        39,452
     2,300   National Home Health Care Corp.
               *.............................        23,000
       300   Option Care, Inc. ..............         4,641
    39,800   PacifiCare Health Systems, Inc.
               *.............................     1,460,660
     3,000   Pediatric Services of America,
               Inc. *........................        24,510
    11,300   RehabCare Group, Inc. *.........       260,239
    26,200   VCA Antech, Inc. *..............       540,506
                                               ------------
                                                  5,820,762
                                               ------------
             INFORMATION & SERVICES - 5.0%
       900   Ablest, Inc. *..................         5,670
       100   Almost Family, Inc. *...........           833
     5,800   Ambassadors Groups, Inc. .......       156,600
     3,243   Ambassadors International,
               Inc. .........................        40,992
     3,400   American Dental Partners, Inc.
               *.............................        68,000
     7,400   American Retirement Corp. *.....        56,610
     3,400   Angelica Corp. .................        84,592
       100   AZZ, Inc. *.....................         1,371
    11,600   Bluegreen Corp. *...............       129,108
     8,700   Carriage Services, Inc. *.......        41,151
       550   Cass Information Systems,
               Inc. .........................        20,350
     8,700   CDI Corp. ......................       178,350
    39,812   Century Business Services, Inc.
               *.............................       178,756
     1,500   CheckFree Corp. *...............        41,505
     3,400   CompuDyne Corp. *...............        26,962

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

36  Laudus Funds Semi-Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INFORMATION & SERVICES continued
     9,300   Cornell Cos., Inc. *............  $    115,320
     4,000   CPI Corp. ......................        53,000
     9,071   Discovery Partners International
               *.............................        43,541
     1,500   Dun & Bradstreet Corp. *........        88,050
     2,300   Ecology & Environment, Inc. ....        20,700
       300   Exponent, Inc. *................         8,265
     2,300   Forrester Research, Inc. *......        35,052
     1,300   Gevity HR, Inc. ................        19,994
    11,200   Heidrick & Struggles
               International, Inc. *.........       322,784
       200   Horizon Health Corp. *..........         4,220
     5,800   Jones Lang LaSalle, Inc. *......       191,458
     9,800   Kelly Services, Inc., Class A...       261,758
     8,000   Kendle International, Inc. *....        42,320
       100   Kforce, Inc. *..................           838
    16,700   Korn/Ferry International *......       304,441
    10,400   Laureate Education, Inc. *......       387,088
     7,600   Mac-Gray Corp. *................        53,656
    13,100   MAXIMUS, Inc. *.................       377,411
     4,500   MemberWorks, Inc. *.............       118,080
    12,600   Metal Management, Inc. *........       229,068
     3,900   Michael Baker Corp. *...........        61,230
    11,200   Modem Media, Inc. *.............        60,256
     3,700   Monro Muffler Brake, Inc. *.....        80,845
    70,600   MPS Group, Inc. *...............       593,745
     2,060   National Technical Systems, Inc.
               *.............................        10,238
     6,900   Navigant International, Inc.
               *.............................       112,677
    18,936   NCO Group, Inc. *...............       510,324
     4,100   Nobel Learning Communities, Inc.
               *.............................        28,700
     3,500   Opinion Research Corp. *........        22,260
    14,000   PAREXEL International Corp. *...       274,400
     9,268   Pharmaceutical Product
               Development, Inc. *...........       333,648
     6,200   RCM Technologies, Inc. *........        30,628
     7,450   Schnitzer Steel Industries,
               Inc., Class A.................       241,008
     1,500   Security National Financial
               Corp., Class A *..............         5,700
    10,521   SOURCECORP, Inc. *..............       232,935
    34,600   Spherion Corp. *................       270,572
     6,800   Steiner Leisure Ltd. *..........       150,280
    36,407   Stewart Enterprises, Inc., Class
               A *...........................       253,029
     5,300   TechTeam Global, Inc. *.........        49,661
    25,800   TeleTech Holdings, Inc. *.......       243,552
    13,200   The Brink's Co. ................       398,244
     7,500   URS Corp. *.....................       200,100
     3,800   Volt Information Sciences, Inc.
               *.............................       109,326
     6,500   West Corp. *....................       189,345
                                               ------------
                                                  8,170,597
                                               ------------
             INSTRUMENTS - 5.9%
     4,800   Allied Healthcare Products, Inc.
               *.............................        33,168
       900   Arrow International, Inc. ......        26,910
     9,500   ArthroCare Corp. *..............       278,255
     1,650   Astro-Med, Inc. ................        17,672
       400   Atrion Corp. ...................        19,000
       400   Badger Meter, Inc. .............        18,260
    23,900   Bausch & Lomb, Inc. ............     1,588,154
     1,300   Beckman Coulter, Inc. ..........        72,956

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INSTRUMENTS continued
     2,542   Bio-Logic Systems Corp. *.......  $     18,839
    26,500   Checkpoint Systems, Inc. *......       412,605
     6,100   Compex Technologies, Inc. *.....        32,940
    18,548   CONMED Corp. *..................       487,812
     7,750   Datascope Corp. ................       289,075
    37,600   Edwards Lifesciences Corp. *....     1,259,600
       400   Enpath Medical, Inc. *..........         3,660
    14,500   Esterline Technologies Corp.
               *.............................       443,555
    11,800   Haemonetics Corp. *.............       387,512
    17,900   Invacare Corp. .................       823,400
     1,300   Iridex Corp. *..................         8,216
     1,300   K-Tron International, Inc. *....        28,756
     1,100   Kewaunee Scientific Corp. ......         9,834
       900   LeCroy Corp. *..................        15,039
     1,166   Mesa Laboratories, Inc. ........        13,864
     7,500   Mine Safety Appliances Co. .....       305,400
     4,200   Misonix, Inc. *.................        28,686
     8,100   Molecular Devices Corp. *.......       190,917
    15,400   MTS Systems Corp. ..............       327,250
     1,500   New Brunswick Scientific Co.,
               Inc. *........................         7,725
     1,700   O.I. Corp. *....................        15,045
     9,100   Ocular Sciences, Inc. *.........       436,527
     2,300   OYO Geospace Corp. *............        37,607
     5,400   Perceptron, Inc. *..............        36,126
     8,600   PerkinElmer, Inc. ..............       148,092
     2,800   Respironics, Inc. *.............       149,632
       200   Schmitt Industries, Inc. *......         1,336
    20,700   Sola International, Inc. *......       394,335
     1,600   Span-America Medical Systems,
               Inc. .........................        16,976
    21,100   Tektronix, Inc. ................       701,575
    19,400   Thoratec Corp. *................       186,628
     2,711   Utah Medical Products, Inc. ....        48,798
    10,400   Viasys Healthcare, Inc. *.......       173,992
     1,800   Vicon Industries, Inc. *........         8,460
     4,000   Vital Signs, Inc. ..............       127,920
                                               ------------
                                                  9,632,109
                                               ------------
             INSURANCE - 4.9%
     1,900   Alleghany Corp. *...............       518,510
    16,200   American Financial Group,
               Inc. .........................       484,218
     4,900   American Medical Security Group,
               Inc. *........................       156,751
     5,479   American National Insurance
               Co. ..........................       530,312
     4,200   American Safety Insurance
               Holdings Ltd. *...............        57,540
    11,700   AmerUs Group Co. ...............       479,700
     1,800   Bancinsurance Corp. *...........        13,536
     8,800   Commerce Group, Inc. ...........       425,920
    13,600   Delphi Financial Group, Inc.,
               Class A.......................       546,312
       100   Donegal Group, Inc. ............         1,922
       200   EMC Insurance Group, Inc. ......         4,202
     1,400   FBL Financial Group, Inc., Class
               A.............................        36,666
     1,400   FPIC Insurance Group, Inc. *....        36,190
     1,800   Great American Financial
               Resources, Inc. ..............        27,522
    25,700   HCC Insurance Holdings, Inc. ...       774,855
     1,800   Horace Mann Educators Corp. ....        31,644

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  37

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, INSURANCE continued
     2,500   IPC Holdings Ltd. ..............  $     95,025
    18,800   Max Re Capital Ltd. ............       376,000
       400   Merchants Group, Inc. ..........         9,300
     3,585   Midland Co. ....................        98,050
    24,200   National Financial Partners
               Corp. ........................       865,876
     1,014   National Western Life Insurance
               Co., Class A *................       165,181
       100   NYMAGIC, Inc. ..................         2,189
       200   Ohio Casualty Corp. *...........         4,186
     2,500   RTW, Inc. *.....................        17,750
     2,600   Scottish Re Group Ltd. .........        55,042
       800   SCPIE Holdings, Inc. ...........         7,176
    12,300   Selective Insurance Group,
               Inc. .........................       457,560
    14,400   StanCorp Financial Group,
               Inc. .........................     1,025,280
     5,700   UICI............................       186,618
     3,380   Unico American Corp. *..........        21,125
     3,400   United Fire & Casualty Co. .....       194,922
     8,100   W. R. Berkley Corp. ............       341,496
                                               ------------
                                                  8,048,576
                                               ------------
             IT HARDWARE - 3.8%
    20,900   Avaya, Inc. *...................       291,346
     3,000   Catalyst Semiconductor, Inc.
               *.............................        17,850
     3,991   Cobra Electronics Corp. *.......        28,775
    31,300   CommScope, Inc. *...............       676,080
     7,400   Digi International, Inc. *......        84,582
     2,700   Diodes, Inc. *..................        69,552
     2,500   EFJ, Inc. *.....................        16,750
     5,723   EMS Technologies, Inc. *........        98,722
       600   Espey Manufacturing &
               Electronics Corp. ............        15,540
    29,900   Harris Corp. ...................     1,642,706
       400   inTEST Corp. *..................         3,112
     1,600   Merrimac Industries, Inc. *.....        13,440
    13,630   Microsemi Corp. *...............       192,183
    23,700   Orbital Sciences Corp. *........       270,654
     7,500   Peak International Ltd. *.......        39,000
    30,600   Plantronics, Inc. ..............     1,323,144
     9,900   Radyne ComStream, Inc. *........        74,646
       900   SMTEK International, Inc. *.....        12,069
    38,400   SonicWALL, Inc. *...............       259,584
     2,900   Stoneridge, Inc. *..............        40,890
     1,500   Sunair Electronics, Inc. *......         7,845
     8,300   TTM Technologies, Inc. *........        73,787
     5,283   ViaSat, Inc. *..................       106,188
    69,900   Vishay Intertechnology, Inc.
               *.............................       901,710
                                               ------------
                                                  6,260,155
                                               ------------
             LAND & WATER TRANSPORTATION - 3.3%
     3,976   Alexander & Baldwin, Inc. ......       134,945
     5,600   Celadon Group, Inc. *...........       106,680
     1,000   CNF, Inc. ......................        40,990
     2,500   Covenant Transport, Inc., Class
               A *...........................        48,300
       200   Dynamex, Inc. *.................         3,448
     2,190   EGL, Inc. *.....................        66,269
    16,500   Frontline Ltd. .................       778,635
    21,000   General Maritime Corp. *........       731,430
     2,830   Knightsbridge Tankers Ltd. .....        87,730
     1,350   Marten Transport Ltd. *.........        23,585

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, LAND & WATER
               TRANSPORTATION continued
     4,700   Nordic American Tanker Shipping
               Ltd. .........................  $    161,163
    11,800   Overseas Shipholding Group,
               Inc. .........................       585,752
    20,800   Ryder Systems, Inc. ............       978,432
     6,797   SCS Transportation, Inc. *......       128,735
     8,800   Sea Containers Ltd., Class A....       134,024
    31,200   Teekay Shipping Corp. ..........     1,344,409
       200   Transport Corp. of America, Inc.
               *.............................         1,572
     2,200   U.S. Xpress Enterprises, Inc.,
               Class A *.....................        40,788
       300   USA Truck, Inc. *...............         3,660
                                               ------------
                                                  5,400,547
                                               ------------
             METAL PRODUCTS & MACHINERY - 4.6%
     3,100   Alamo Group, Inc. ..............        58,001
     2,800   Allied Motion Technologies, Inc.
               *.............................        15,876
     1,600   Astec Industries, Inc. *........        30,592
     1,900   Barnes Group, Inc. .............        52,193
     2,700   Bonso Electronics International,
               Inc. .........................        14,742
    10,800   Briggs & Stratton Corp. ........       876,960
     8,900   China Yuchai International
               Ltd. .........................       123,977
     6,500   Cummins, Inc. ..................       480,285
     2,200   Drew Industries, Inc. *.........        78,870
     1,800   Eastern Co. ....................        29,250
     2,606   Evans & Sutherland Computer
               Corp. *.......................        13,942
       400   Federal Screw Works.............        13,500
     1,415   Gehl Co. *......................        27,946
     9,300   Gerber Scientific, Inc. *.......        61,287
     2,593   Hardinge, Inc. .................        26,967
     2,000   Hawk Corp., Class A *...........        15,760
     1,700   International Aluminum Corp. ...        48,960
    24,000   Kennametal, Inc. ...............     1,083,599
     2,000   Key Technology, Inc. *..........        22,500
     5,300   Lennox International, Inc. .....        79,182
     2,300   Middleby Corp. .................       121,095
     1,200   P & F Industries, Inc. *........        11,280
       300   Peerless Manufacturing Co. *....         4,328
       500   Penn Engineering & Manufacturing
               Corp., Class A................         7,725
     1,000   Pentair, Inc. ..................        34,910
     2,085   Q.E.P. Co., Inc. *..............        31,901
    16,200   Regal-Beloit Corp. .............       391,878
     7,600   Robbins & Myers, Inc. ..........       167,200
     7,100   RTI International Metals, Inc.
               *.............................       137,527
     3,700   SL Industries, Inc. *...........        40,700
    13,200   Snap-on, Inc. ..................       363,792
     7,100   Standard Motor Products,
               Inc. .........................       107,281
     5,900   Standex International Corp. ....       144,550
     1,700   Tecumseh Products Co., Class B..        68,784
    10,100   Teleflex, Inc. .................       429,250
     1,300   Thomas Industries, Inc. ........        40,820
    26,300   Timken Co. .....................       647,506
     5,100   Toro Co. .......................       348,330
     1,400   Twin Disc, Inc. ................        34,860
     4,900   Water Pik Technologies, Inc.
               *.............................        73,010
     4,900   Woodward Governor Co. ..........       330,701

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

38  Laudus Funds Semi-Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, METAL PRODUCTS &
               MACHINERY continued
    26,300   York International Corp. .......  $    830,817
                                               ------------
                                                  7,522,634
                                               ------------
             MISCELLANEOUS FINANCE - 0.4%
    16,500   A.G. Edwards, Inc. .............       571,230
     2,833   Maxcor Financial Group, Inc. ...        25,353
     3,600   Raymond James Financial,
               Inc. .........................        86,832
     2,533   Stifel Financial Corp. *........        49,653
                                               ------------
                                                    733,068
                                               ------------
             OIL & COAL RESOURCES - 3.2%
       700   Barnwell Industries, Inc. ......        32,550
       300   Callon Petroleum Co. *..........         3,804
     1,700   Castle Energy Corp. ............        19,586
    48,700   Chesapeake Energy Corp. ........       770,921
     7,200   Comstock Resources, Inc. *......       150,624
    19,000   CONSOL Energy, Inc. ............       662,910
     3,200   Edge Petroleum Corp. *..........        51,104
    12,800   Energy Partners Ltd. *..........       208,384
     2,200   Houston Exploration Co. *.......       130,570
     4,700   Hugoton Royalty Trust...........       131,835
       563   Isramco, Inc. *.................         3,403
     8,800   KCS Energy, Inc. *..............       122,408
    19,800   Meridian Resource Corp. *.......       174,834
     5,500   Patina Oil & Gas Corp. .........       162,635
    15,900   Peabody Energy Corp. ...........       946,050
       600   Penn Virginia Corp. ............        23,754
     4,455   Resource America, Inc., Class
               A.............................       105,093
    30,400   Ultra Petroleum Corp. *.........     1,491,120
                                               ------------
                                                  5,191,585
                                               ------------
             OIL DISTRIBUTION - 1.8%
     1,800   Adams Resources & Energy,
               Inc. .........................        23,850
    20,100   Ashland, Inc. ..................     1,127,208
       700   Frontier Oil Corp. .............        16,527
     2,500   Lafarge North America, Inc. ....       117,225
     7,200   Premcor, Inc. *.................       277,200
     6,400   Sunoco, Inc. ...................       473,472
    25,300   Tesoro Petroleum Corp. *........       747,109
    12,300   TransMontaigne, Inc. *..........        71,586
                                               ------------
                                                  2,854,177
                                               ------------
             OIL DRILLING & SERVICES - 2.2%
     3,400   Dawson Geophysical Co. *........        71,162
    30,100   FMC Technologies, Inc. *........     1,005,340
    17,700   Grant Prideco, Inc. *...........       362,673
     4,800   Lufkin Industries, Inc. ........       178,656
     3,100   NATCO Group, Inc., Class A *....        26,815
     5,900   National-Oilwell, Inc. *........       193,874
       100   Newpark Resources, Inc. *.......           600
     1,400   Oceaneering International, Inc.
               *.............................        51,576
     9,600   Oil States International, Inc.
               *.............................       179,520
     9,200   TETRA Technologies, Inc. *......       285,660
    10,800   Tidewater, Inc. ................       351,540
    26,800   Varco International, Inc. *.....       718,776
     4,700   Veritas DGC, Inc. *.............       107,066
     2,400   W-H Energy Services, Inc. *.....        49,800
                                               ------------
                                                  3,583,058
                                               ------------

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.8%
     3,500   NCR Corp. *.....................  $    173,565
     5,200   PAR Technology Corp. *..........        47,632
     3,600   Printronix, Inc. *..............        54,112
     5,200   SafeNet, Inc. *.................       137,176
    35,800   Storage Technology Corp. *......       904,308
                                               ------------
                                                  1,316,793
                                               ------------
             PUBLISHING, BROADCASTING & CINEMA - 1.8%
    31,500   American Greetings Corp., Class
               A.............................       791,280
       200   Banta Corp. ....................         7,950
    15,300   Bowne & Co., Inc. ..............       198,747
     3,100   Cadmus Communications Corp. ....        45,570
     6,200   Consolidated Graphics, Inc. *...       259,780
       100   Emak Worldwide, Inc. *..........           974
    16,500   Media General, Inc., Class A....       923,175
     1,600   Outlook Group Corp. ............        12,144
     3,800   Point.360 *.....................         9,610
     6,100   Pulitzer, Inc. .................       301,340
     2,400   Tufco Technologies, Inc. *......        18,936
     1,600   World Wrestling Entertainment,
               Inc. .........................        19,552
    11,400   XM Satellite Radio Holdings,
               Inc., Class A *...............       353,628
                                               ------------
                                                  2,942,686
                                               ------------
             REAL ESTATE DEVELOPMENT - 0.1%
     1,400   AMREP Corp. ....................        24,570
     3,400   Avatar Holdings, Inc. *.........       144,330
     1,300   ILX Resorts, Inc. ..............        12,922
       500   J.W. Mays, Inc. *...............         6,375
       600   Patriot Transportation Holding,
               Inc. *........................        19,716
       664   Tarragon Corp. *................         8,639
     1,000   United Capital Corp. *..........        22,850
                                               ------------
                                                    239,402
                                               ------------
             REAL ESTATE INVESTMENT TRUSTS - 4.8%
    22,400   American Home Mortgage
               Investment Corp. .............       626,080
       700   Bedford Property Investors,
               Inc. .........................        21,238
       200   Boykin Lodging Co. *............         1,682
    27,000   Brandywine Realty Trust.........       768,960
     2,800   Capital Trust, Inc., Class A....        81,480
     3,100   Commercial Net Lease Realty.....        56,482
    16,900   CRT Properties, Inc. ...........       362,505
     8,300   Entertainment Properties
               Trust.........................       313,740
    48,100   Friedman, Billings, Ramsey
               Group, Inc., Class A..........       918,710
     3,600   Hanover Capital Mortgage
               Holdings, Inc. ...............        44,640
     8,100   Host Marriott Corp. ............       113,643
   110,700   HRPT Properties Trust...........     1,216,593
     7,100   LTC Properties, Inc. ...........       127,019
    23,100   Maguire Properties, Inc. .......       561,561
     7,700   Mission West Properties,
               Inc. .........................        79,695
     3,500   National Health Realty, Inc. ...        66,675

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  39

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, REAL ESTATE INVESTMENT
               TRUSTS continued
     3,000   Newcastle Investment Corp. .....  $     92,100
     1,700   Parkway Properties, Inc. .......        78,965
       900   Pennsylvania Real Estate
               Investment Trust..............        34,794
       200   Presidential Realty Corp., Class
               B.............................         1,595
    41,200   Reckson Associates Realty
               Corp. ........................     1,184,500
     8,700   Saxon Capital, Inc. *...........       187,050
    46,800   Trizec Properties, Inc. ........       747,396
       200   Urstadt Biddle Properties.......         2,910
       100   Ventas, Inc. ...................         2,592
     7,700   Winston Hotels, Inc. ...........        82,390
                                               ------------
                                                  7,774,995
                                               ------------
             RESTAURANTS, HOTELS & THEATERS - 2.8%
     1,400   Ark Restaurants Corp. *.........        36,469
     4,300   Aztar Corp. *...................       113,950
       100   Benihana, Inc. *................         1,340
    10,400   Boca Resorts, Inc., Class A *...       193,128
     7,300   CBRL Group, Inc. ...............       263,384
       122   Checkers Drive-In Restaurants,
               Inc. *........................         1,434
    14,500   CKE Restaurants, Inc. *.........       160,225
     7,900   Dave & Buster's, Inc. *.........       149,942
     5,700   Famous Dave's of America, Inc.
               *.............................        42,750
     1,800   Frisch's Restaurants, Inc. .....        45,000
     4,000   J. Alexander's Corp. *..........        27,320
    11,900   Jack in the Box, Inc. *.........       377,587
    10,400   Landry's Restaurants, Inc. .....       283,816
    10,700   Lone Star Steakhouse & Saloon,
               Inc. .........................       276,381
     5,900   Magna Entertainment Corp., Class
               A *...........................        32,155
    13,400   Marcus Corp. ...................       260,898
       300   Max & Erma's Restaurants, Inc.
               *.............................         4,338
     1,700   Monarch Casino & Resort, Inc.
               *.............................        32,419
     2,200   Movie Gallery, Inc. ............        38,566
     2,800   Nathan's Famous, Inc. *.........        17,192
     5,400   Orient- Express Hotels Ltd.,
               Class A.......................        88,236
     2,800   Prime Hospitality Corp. *.......        34,076
     5,518   Rubio's Restaurants, Inc. *.....        50,324
    20,200   Ryan's Restaurant Group, Inc.
               *.............................       299,768
     2,500   Sands Regent *..................        22,550
     1,700   Star Buffet.....................        10,625
    27,400   Station Casinos, Inc. ..........     1,343,695
     5,100   The Steak n Shake Co. *.........        87,108
    13,200   Vail Resorts, Inc. *............       238,524
     1,400   WestCoast Hospitality Corp. *...         7,770
                                               ------------
                                                  4,540,970
                                               ------------
             RETAIL - 8.5%
    12,900   1-800-FLOWERS.COM, Inc., Class A
               *.............................       107,070
    24,300   Aeropostale, Inc. *.............       636,660
     4,300   American Eagle Outfitters,
               Inc. .........................       158,455
    22,000   AnnTaylor Stores Corp. *........       514,800

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, RETAIL continued
       996   Arden Group, Inc., Class A......  $     84,660
    17,500   Barnes & Noble, Inc. *..........       647,500
     5,700   Blair Corp. ....................       160,626
     6,100   Books-A-Million, Inc. ..........        48,861
    51,900   Borders Group, Inc. ............     1,287,119
    10,100   Burlington Coat Factory
               Warehouse Corp. ..............       214,423
       200   Cash America International,
               Inc. .........................         4,892
     6,200   Cato Corp., Class A.............       137,950
    63,100   Charming Shoppes, Inc. *........       449,272
    12,100   Chico's FAS, Inc. *.............       413,820
    77,700   Circuit City Stores, Inc. ......     1,191,917
     2,100   Claire's Stores, Inc. ..........        52,584
     2,300   Cost-U-Less, Inc. *.............        13,340
    14,700   CSK Auto Corp. *................       195,804
     3,200   Excelligence Learning Corp. *...        12,128
     7,500   EZCORP, Inc., Class A *.........        65,258
     3,700   Finlay Enterprises, Inc. *......        71,965
       500   Foodarama Supermarkets, Inc. *..        18,750
    15,800   Foot Locker, Inc. ..............       374,460
     6,300   GameStop Corp., Class A *.......       116,613
     7,000   Goody's Family Clothing,
               Inc. .........................        58,940
     1,000   Gottschalks, Inc. *.............         6,250
     5,600   Hastings Entertainment, Inc.
               *.............................        42,560
     1,000   Haverty Furniture Cos., Inc. ...        17,540
    20,300   Insight Enterprises, Inc. *.....       341,852
       400   J. Jill Group, Inc. *...........         7,940
     8,700   Jo-Ann Stores, Inc. *...........       243,948
     2,200   Linens 'n Things, Inc. *........        50,974
     2,300   Lithia Motors, Inc., Class A....        48,898
    21,000   Longs Drug Stores Corp. ........       508,200
     5,700   Michaels Stores, Inc. ..........       337,497
    16,000   Retail Ventures, Inc. *.........       120,640
     4,200   REX Stores Corp. *..............        59,010
     4,076   Rock of Ages Corp. .............        30,978
     2,400   Ruddick Corp. ..................        47,136
       800   Rush Enterprises, Inc., Class B
               *.............................         9,352
     1,200   S&K Famous Brands, Inc. *.......        18,803
    15,700   ShopKo Stores, Inc. *...........       273,337
     3,300   Smart & Final, Inc. *...........        55,308
     1,300   Sport Chalet, Inc. *............        17,856
    10,400   Stage Stores, Inc. *............       355,888
    16,400   Stein Mart, Inc. *..............       249,608
    25,300   SUPERVALU, Inc. ................       697,015
     1,600   Syms Corp. *....................        17,216
     2,600   Systemax, Inc. *................        14,716
     5,400   The Bon-Ton Stores, Inc. .......        65,826
    56,400   Toys "R" Us, Inc. *.............     1,000,535
     7,600   Trans World Entertainment Corp.
               *.............................        74,252
    24,500   Urban Outfitters, Inc. *........       842,800
     1,400   Village Super Market, Inc. Class
               A.............................        45,500
     8,000   Weis Markets, Inc. .............       271,040
    25,800   Zale Corp. *....................       724,980
                                               ------------
                                                 13,635,322
                                               ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

40  Laudus Funds Semi-Annual Report

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             SOAPS & COSMETICS - 0.2%
    14,791   Elizabeth Arden, Inc. *.........  $    311,498
     2,900   Parlux Fragrances, Inc. *.......        37,700
                                               ------------
                                                    349,198
                                               ------------
             SOFTWARE - 3.6%
    87,581   Activision, Inc. *..............     1,214,748
    11,400   Akamai Technologies, Inc. *.....       160,170
    14,250   American Software, Inc., Class
               A.............................        85,785
     7,100   Autodesk, Inc. .................       345,273
     1,300   Black Box Corp. ................        48,035
     7,600   Borland Software Corp. *........        63,460
    15,100   Cadence Design Systems, Inc. *..       196,904
    18,400   CIBER, Inc. *...................       138,368
     7,300   Cognizant Technology Solutions
               Corp., Class A *..............       222,723
     1,600   Computer Task Group, Inc. *.....         4,976
       400   CSP, Inc. *.....................         2,953
     5,268   Edgewater Technology, Inc. *....        26,077
    15,800   eFunds Corp. *..................       293,722
    19,040   Epicor Software Corp. *.........       229,051
     1,900   EuroWeb International Corp. *...         4,864
     7,608   Hyperion Solutions Corp. *......       258,596
     8,030   Internet Security Systems, Inc.
               *.............................       136,510
     1,100   Manatron, Inc. *................         8,822
     5,361   NetManage, Inc. *...............        29,110
     1,400   NWH, Inc. ......................        24,751
       300   Omtool Ltd. *...................         2,571
     3,300   Pegasus Solutions, Inc. *.......        39,336
    40,300   Perot Systems Corp., Class A
               *.............................       647,218
     1,600   PLATO Learning, Inc. *..........        14,144
     9,900   Sabre Holdings Corp., Class A...       242,847
     7,700   SeaChange International, Inc.
               *.............................       123,123
     5,100   Source Interlink Cos., Inc. *...        49,572
     4,644   State Auto Financial Corp. .....       134,444
     2,300   Sybase, Inc. *..................        31,717
    13,383   Sykes Enterprises, Inc. *.......        61,428
    23,200   THQ, Inc. *.....................       451,472
     1,933   TSR, Inc. ......................        11,830
     6,000   Tyler Technologies, Inc. *......        53,040
    51,200   ValueClick, Inc. *..............       483,328
     4,300   Witness Systems, Inc. *.........        69,101
                                               ------------
                                                  5,910,069
                                               ------------
             TEXTILES & APPAREL - 2.7%
     8,300   Ashworth, Inc. *................        68,060
     2,500   Coach, Inc. *...................       106,050
     3,100   Culp, Inc. *....................        22,785
     4,266   Cutter & Buck, Inc. ............        46,926
       200   Decorator Industries, Inc. .....         1,858
     2,905   Haggar Corp. ...................        49,792
       900   Hallwood Group, Inc. *..........        75,600
       100   Hampshire Group Ltd. *..........         3,156
    11,800   Hartmarx Corp. *................        87,556
     1,174   K-Swiss, Inc., Class A..........        22,600

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, TEXTILES & APPAREL continued
     9,000   Kellwood Co. ...................  $    328,050
       100   McRae Industries, Inc., Class
               A.............................         1,100
    15,800   Phillips-Van Heusen Corp. ......       352,024
    32,200   Polo Ralph Lauren Corp. ........     1,171,113
       300   Quaker Fabric Corp. ............         1,950
     2,572   Saucony, Inc., Class A..........        64,069
     3,500   Skechers U.S.A., Inc., Class A
               *.............................        50,820
    11,400   Stride Rite Corp. ..............       116,850
     1,700   Superior Uniform Group, Inc. ...        23,290
     2,100   Tandy Brands Accessories,
               Inc. .........................        29,925
    13,500   Timberland Co., Class A *.......       766,800
    55,400   Tommy Hilfiger Corp. *..........       546,798
    15,400   Wolverine World Wide, Inc. .....       388,080
                                               ------------
                                                  4,325,252
                                               ------------
             WHOLESALE - 2.5%
     1,300   Agilysys, Inc. .................        22,477
    25,700   Airgas, Inc. ...................       618,599
     2,300   All American Semiconductor, Inc.
               *.............................        14,099
     3,700   Applied Industrial Technologies,
               Inc. .........................       132,238
     3,943   Aristotle Corp. *...............        21,016
    35,700   Arrow Electronics, Inc. *.......       806,106
    16,900   Aviall, Inc. *..................       344,760
    16,300   Avnet, Inc. *...................       279,056
     8,186   CellStar Corp. *................        37,320
     1,800   Coast Distribution System,
               Inc. .........................        12,492
       700   Delta Apparel, Inc. ............        16,660
     8,800   Department 56, Inc. *...........       143,440
     1,050   DXP Enterprises, Inc. *.........         5,597
     6,600   Enesco Group, Inc. *............        45,210
     3,000   First Aviation Services, Inc.
               *.............................        13,470
     4,200   GTSI Corp. *....................        36,918
    12,200   Handleman Co. ..................       249,612
     4,600   Hughes Supply, Inc. ............       138,322
     4,200   Huttig Building Products, Inc.
               *.............................        38,010
     1,100   IKON Office Solutions, Inc. ....        13,222
     1,900   Imagistics International, Inc.
               *.............................        63,840
     4,400   Industrial Distribution Group,
               Inc. *........................        43,032
     5,803   Insurance Auto Auctions, Inc.
               *.............................        99,521
     3,800   Jaco Electronics, Inc. *........        20,520
     3,500   Lawson Products, Inc. ..........       143,395
       100   LKQ Corp. *.....................         1,827
     3,660   Manchester Technologies, Inc.
               *.............................        18,337
     2,300   MSC Industrial Direct Co., Inc.
               Class A.......................        78,384
     2,400   NACCO Industries, Inc. Class
               A.............................       206,760
     5,500   Navarre Corp. *.................        79,695
       100   Noland Co. .....................         4,295
     5,100   Pomeroy IT Solutions, Inc. *....        64,566
     2,800   Richardson Electronics Ltd. ....        26,908
     2,100   TESSCO Technologies, Inc. *.....        23,478

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Discovery Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  41

  SHARES                                          VALUE
-----------------------------------------------------------
             COMMON STOCK, WHOLESALE continued
     5,400   Valley National Gases, Inc. ....  $     50,490
    12,300   Ventiv Health, Inc. *...........       208,485
       100   Watsco, Inc., Class B...........         3,000
                                               ------------
                                                  4,125,157
                                               ------------
             TOTAL COMMON STOCK (COST
               $143,438,910).................   161,337,685
                                               ------------
             REPURCHASE AGREEMENT - 1.9%
$3,161,000   State Street Bank dated 9/30/04,
               due 10/1/04 at 0.40% with a
               maturity value of $3,161,035
               (Fully collateralized by
               Federal Home Loan Bank
               securities)...................     3,161,000
                                               ------------
             TOTAL REPURCHASE AGREEMENT (COST
               $3,161,000)...................     3,161,000
                                               ------------
             TOTAL INVESTMENTS (COST
               $146,599,910) (A) - 100.9%....   164,498,685
             NET OTHER ASSETS
               (LIABILITIES) - (0.9)%........    (1,538,066)
                                               ------------
             NET ASSETS - 100.0%.............  $162,960,619
                                               ============

---------------

*  Non-income producing security.

(a) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation...................  $23,078,443
    Unrealized depreciation...................   (5,179,668)
                                                -----------
    Net unrealized appreciation...............  $17,898,775
                                                ===========

See the accompanying notes to the financial statements.

42  Laudus Funds Semi-Annual Report

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. SMALL CAPITALIZATION FUND as of 9/30/04 (Unaudited)

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK - 99.4%
              AGRICULTURE, FOOD & BEVERAGE - 2.7%
     31,555   Andersons, Inc. .............  $      657,922
     86,295   Cal-Maine Foods, Inc. (a)....         946,656
    382,200   Chiquita Brands
                International, Inc. *......       6,654,101
      5,688   Diedrich Coffee, Inc. *......          27,638
    196,950   Flowers Foods, Inc. .........       5,091,158
      2,900   Glacier Water Services, Inc.
                *..........................          60,958
      8,254   J & J Snack Foods Corp. *....         353,932
    156,800   Lance, Inc. .................       2,532,320
     69,800   National Beverage Corp. .....         563,984
     26,900   Omega Protein Corp. *........         207,130
      9,724   Penford Corp. ...............         169,295
    307,500   Ralcorp Holdings, Inc. *.....      11,100,749
     25,897   Sanderson Farms, Inc. .......         866,255
      4,530   Seaboard Corp. ..............       2,654,354
        400   Seneca Foods Corp., Class B
                *..........................           7,300
     16,000   Zapata Corp. *...............         949,600
                                             --------------
                                                 32,843,352
                                              -------------
              AIRLINES - 0.1%
     27,145   Air Methods Corp. * (a)......         175,085
     97,500   AirNet Systems, Inc. *.......         419,250
    101,230   MAIR Holdings, Inc. * (a)....         830,086
      8,200   Offshore Logistics, Inc. *...         282,244
                                             --------------
                                                  1,706,665
                                              -------------
              AUTOS - 0.4%
      1,300   Collins Industries, Inc. ....           6,747
     88,877   Dura Automotive Systems,
                Inc., Class A *............         630,138
     34,110   Edelbrock Corp. .............         562,815
          7   Noble International Ltd.
                (a)........................             128
     48,950   R&B, Inc. *..................       1,070,047
     22,464   Supreme Industries, Inc.,
                Class A....................         135,683
     79,389   Sypris Solutions, Inc. ......       1,083,660
     70,600   TRW Automotive Holdings Corp.
                *..........................       1,330,809
     64,500   Visteon Corp. ...............         515,355
      2,800   Wabash National Corp. *......          76,916
                                             --------------
                                                  5,412,298
                                              -------------
              BANKS & CREDIT INSTITUTIONS - 9.3%
        300   1st Independence Financial
                Group, Inc. ...............           5,888
     43,723   1st Source Corp. ............       1,121,058
    203,839   Accredited Home Lenders
                Holding Co. * (a)..........       7,851,878
      9,315   ACE Cash Express, Inc. *.....         242,563
    202,876   Advanta Corp., Class A.......       4,625,573
        800   American Community
                Bancshares, Inc. (a).......          10,559
     40,172   AmeriServ Financial, Inc.
                *..........................         200,860
      1,435   Anchor BanCorp Wisconsin,
                Inc. ......................          37,167

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
        100   Auburn National
                Bancorporation, Inc. ......  $        1,958
        755   Bancorp Rhode Island,
                Inc. ......................          26,878
    308,498   BankUnited Financial Corp.,
                Class A *..................       8,992,716
     71,455   Banner Corp. ................       2,100,777
     20,100   Berkshire Bancorp, Inc. .....         330,645
     37,800   Berkshire Hills Bancorp,
                Inc. ......................       1,396,710
     19,096   BNCCORP, Inc. *..............         278,324
        301   BOE Financial Services of
                Virginia, Inc. ............           7,736
      5,073   Britton & Koontz Capital
                Corp. .....................          89,538
          2   BWC Financial Corp. .........              43
      3,800   Camden National Corp. .......         131,138
     46,575   Capital Crossing Bank *......       1,184,868
     22,600   Carver Bancorp, Inc. ........         461,040
     16,500   Cascade Financial Corp. .....         275,550
        300   Central Federal Corp. .......           4,125
     10,000   Centrue Financial Corp. .....         276,500
     21,000   CFS Bancorp, Inc. ...........         291,900
        400   Classic Bancshares, Inc. ....          15,800
      4,375   Colony Bankcorp, Inc. .......         108,828
    379,600   Commercial Federal Corp. ....      10,241,607
        100   Community Bankshares, Inc. ..           1,870
      1,900   Community Capital Corp. .....          43,320
         92   Community Central Bank
                Corp. .....................           1,053
      2,175   Community Financial Corp. ...          43,498
     10,800   Community West Bancshares....         113,940
     16,641   Consumer Portfolio Services,
                Inc. *.....................          78,213
      8,600   Corus Bankshares, Inc. ......         370,918
     37,100   Cowlitz Bancorp *............         407,358
      7,689   Crescent Banking Co. ........         193,763
      4,035   Dearborn Bancorp, Inc. *.....         105,314
     19,580   Desert Community Bank........         512,017
      2,500   ECB Bancorp, Inc. ...........          72,750
      4,000   EFC Bancorp, Inc. ...........         100,680
     10,120   Elmira Savings Bank, FSB.....         293,480
     12,710   FFLC Bancorp, Inc. ..........         343,170
      6,300   FFW Corp. ...................         139,230
      9,557   Fidelity Southern Corp. .....         145,649
        638   Financial Institutions,
                Inc. ......................          14,298
      2,546   First Bancorp of Indiana,
                Inc. ......................          50,029
     12,100   First Bancshares, Inc. ......         241,879
     12,550   First BancTrust Corp. .......         152,734
     90,790   First Charter Corp. .........       2,194,394
     58,992   First Citizens BancShares,
                Inc., Class A..............       6,961,056
      1,071   First Federal Bancorp,
                Inc. ......................          14,089
     13,581   First Federal Bancshares of
                Arkansas, Inc. ............         277,052
      5,899   First Federal Bankshares,
                Inc. ......................         135,589
      1,453   First Indiana Corp. .........          29,205
        500   First Investors Financial
                Services Group, Inc. *.....           2,283

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  43

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      5,093   First Mariner Bancorp *......  $       87,600
      2,400   First Midwest Financial,
                Inc. ......................          53,400
     32,065   First Place Financial
                Corp. .....................         641,300
      4,000   First Regional Bancorp *.....         132,500
      5,890   FirstFed Bancorp, Inc. ......          46,089
     49,200   FirstFed Financial Corp. *...       2,404,896
         80   FMS Financial Corp. .........           1,282
        290   Gateway Financial Holdings,
                Inc. ......................           4,350
        300   Glen Burnie Bancorp..........           6,750
      1,400   Great Pee Dee Bancorp,
                Inc. ......................          21,420
      8,200   GS Financial Corp. ..........         156,702
      1,158   Guaranty Federal Bancshares,
                Inc. ......................          22,928
     27,000   Habersham Bancorp............         536,301
     21,384   HF Financial Corp. ..........         358,610
      9,400   Hingham Institution for
                Savings....................         388,925
     16,930   HMN Financial, Inc. .........         469,638
      6,123   Horizon Bancorp..............         151,544
        812   Iberiabank Corp. ............          46,869
     43,901   Intervest Bancshares Corp.
                *..........................         735,342
    232,800   Irwin Financial Corp. .......       6,010,896
      2,609   ITLA Capital Corp. *.........         120,536
        500   Lincoln Bancorp (a)..........           9,500
      5,573   Long Island Financial
                Corp. .....................         166,075
      3,521   LSB Financial Corp. .........          91,986
     19,598   MAF Bancorp, Inc. ...........         845,262
     12,799   Massbank Corp. ..............         475,355
     12,993   Matrix Bancorp, Inc. *.......         165,011
        300   Mayflower Co-operative Bank..           5,703
        380   MB Financial, Inc. ..........          15,063
        100   MetroCorp Bancshares,
                Inc. ......................           1,900
      3,300   MFB Corp. ...................         106,178
     13,719   MidWestOne Financial Group,
                Inc. ......................         252,430
        100   MutualFirst Financial,
                Inc. ......................           2,421
      8,000   National Mercantile Bancorp
                *..........................          84,800
    145,507   NetBank, Inc. ...............       1,456,525
      6,450   New Hampshire Thrift
                Bancshares, Inc. ..........         179,955
     13,650   North Valley Bancorp.........         243,789
     10,970   Northeast Indiana Bancorp,
                Inc. ......................         237,939
      2,620   Northeast Pennsylvania
                Financial Corp. ...........          43,256
     14,700   Northway Financial, Inc. ....         480,690
    209,400   Ocwen Financial Corp. *......       1,916,010
     26,479   Onyx Acceptance Corp. (a)....         722,877
     47,052   Pacific Mercantile Bancorp
                *..........................         586,738
     13,008   Park Bancorp, Inc. ..........         402,858
      1,900   Parkvale Financial Corp. ....          51,300
     15,619   Patriot National Bancorp,
                Inc. ......................         218,119
      3,183   PennFed Financial Services,
                Inc. ......................          96,795

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
      1,286   Peoples Bancorp of North
                Carolina...................  $       24,254
      7,300   Peoples BancTrust Co.,
                Inc. ......................         101,835
      3,000   Peoples Community Bancorp....          69,000
      1,197   Peoples Financial Corp. .....          21,277
     67,900   PFF Bancorp, Inc. ...........       2,598,533
      2,608   PHSB Financial Corp. ........          70,155
        600   Pinnacle Bancshares, Inc. ...           8,925
     19,597   Pocahontas Bancorp, Inc. ....         325,800
        500   Pointe Financial Corp. ......          16,000
     23,500   Provident Bancorp, Inc. .....         275,890
      3,825   Provident Financial Holdings,
                Inc. ......................         110,925
     47,200   PSB Bancorp, Inc. ...........         745,760
      8,250   QCR Holdings, Inc. ..........         152,790
    325,950   R & G Financial Corp., Class
                B..........................      12,597,967
     96,191   Republic Bancorp, Inc. ......       1,481,341
     34,936   Republic Bancorp, Inc., Class
                A..........................         810,515
      1,100   Republic First Bancorp, Inc.
                *..........................          14,388
        393   South Street Financial
                Corp. .....................           3,920
     14,500   Southern Missouri Bancorp,
                Inc. ......................         231,130
     16,131   Southside Bancshares,
                Inc. ......................         328,427
      4,500   Southwest Bancorp, Inc. .....          99,225
    104,278   Sterling Financial Corp. *...       3,674,757
     12,100   Team Financial, Inc. ........         133,100
      3,900   Teche Holding Co. ...........         156,000
      9,766   TF Financial Corp. (a).......         275,890
     20,500   Timberland Bancorp, Inc. ....         481,135
    145,500   UMB Financial Corp. .........       6,935,985
     11,297   United Bancshares, Inc. .....         175,104
      4,374   United Financial Corp. ......         103,445
     17,335   Unity Bancorp, Inc. .........         214,087
     47,144   Wainwright Bank & Trust
                Co. .......................         536,970
      6,298   Washington Banking Co. ......          94,470
     10,600   Washington Savings Bank,
                F.S.B......................         135,574
     10,250   Wells Financial Corp. .......         307,295
    188,300   Westcorp.....................       8,006,515
      4,300   Woronoco Bancorp, Inc. ......         167,163
      3,430   WSFS Financial Corp. ........         171,500
                                             --------------
                                                116,264,518
                                              -------------
              BASIC MINERALS & METALS - 3.6%
      6,645   Encore Wire Corp. *..........          87,980
     62,500   L.B. Foster Co., Class A *...         530,000
     60,520   Layne Christensen Co. *
                (a)........................         912,036
    379,800   Maverick Tube Corp. *........      11,701,638
     43,927   Northwest Pipe Co. *.........         762,133
    120,000   NS Group, Inc. *.............       2,220,000
    110,983   Olympic Steel, Inc. * (a)....       2,097,579
     40,100   Quanex Corp. ................       2,056,328
     14,300   Reliance Steel & Aluminum
                Co. .......................         567,710
      4,000   Roanoke Electric Steel
                Corp. .....................          57,280

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

44  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, BASIC MINERALS &
                METALS continued
    282,576   Ryerson Tull, Inc. ..........  $    4,851,830
    315,849   Steel Dynamics, Inc. ........      12,198,088
     38,528   Steel Technologies, Inc. ....         986,972
    305,100   Walter Industries, Inc. .....       4,887,702
      3,500   Webco Industries, Inc. *.....          15,680
                                             --------------
                                                 43,932,956
                                              -------------
              BEER, LIQUOR & TOBACCO - 0.2%
     15,000   MGP Ingredients, Inc. .......         148,800
     59,400   Robert Mondavi Corp., Class A
                *..........................       2,326,698
      7,400   Todhunter International, Inc.
                *..........................          89,984
                                             --------------
                                                  2,565,482
                                              -------------
              BIOTECHNOLOGY - 0.0%
         50   Anika Therapeutics, Inc. *...             690
     54,771   Harvard Bioscience, Inc. *...         240,992
                                             --------------
                                                    241,682
                                              -------------
              CELLULAR & WIRELESS - 0.1%
     51,554   Western Wireless Corp., Class
                A *........................       1,325,453
                                              -------------
              CHEMICALS & RUBBER - 2.5%
    354,582   A. Schulman, Inc. ...........       7,814,987
     77,136   American Pacific Corp. ......         576,129
    232,700   Arch Chemicals, Inc. ........       6,643,585
     16,400   Bairnco Corp. ...............         179,580
    335,300   Great Lakes Chemical
                Corp. .....................       8,583,680
     19,962   LESCO, Inc. *................         264,297
    141,200   LSB Industries, Inc. *.......       1,310,336
      5,700   NewMarket Corp. *............         119,016
    125,200   Octel Corp. .................       2,659,248
     19,200   Stepan Co. ..................         456,768
      1,300   Synalloy Corp. *.............          13,000
    278,400   Terra Industries, Inc. *.....       2,410,944
                                             --------------
                                                 31,031,570
                                              -------------
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.1%
     10,400   Curtiss-Wright Corp. ........         595,192
      5,700   Ducommun, Inc. *.............         127,395
      2,402   Ladish Co., Inc. *...........          21,978
      6,200   SIFCO Industries, Inc. *.....          20,491
      1,100   Triumph Group, Inc. *........          37,213
                                             --------------
                                                    802,269
                                              -------------
              COMMUNICATIONS UTILITIES - 1.1%
     28,400   Atlantic Tele-Network,
                Inc. ......................         817,920
     28,321   D&E Communications, Inc. ....         325,692
  1,070,990   EarthLink, Inc. *............      11,031,197
     11,126   General Communication, Inc.,
                Class A *..................         100,690
     19,500   Hector Communications Corp.
                *..........................         409,500

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, COMMUNICATIONS
                UTILITIES continued
     22,633   MarketWatch, Inc. *..........  $      282,686
     23,427   Zoom Technologies, Inc. *....          96,519
                                             --------------
                                                 13,064,204
                                              -------------
              CONSTRUCTION & HOMEBUILDING - 1.5%
     17,231   Beazer Homes USA, Inc. (a)...       1,841,822
    182,300   Brookfield Homes Corp. ......       4,803,605
     54,900   Comfort Systems USA, Inc. *..         362,340
     28,700   Insituform Technologies,
                Inc., Class A *............         535,829
    206,000   Integrated Electrical
                Services, Inc. *...........         990,860
     33,400   Perini Corp. *...............         476,284
     46,000   Sterling Construction Co.,
                Inc. *.....................         285,200
     59,700   Technical Olympic USA, Inc.
                (a)........................       1,685,928
    219,400   Willbros Group, Inc. *.......       3,271,254
     42,300   William Lyon Homes, Inc. *
                (a)........................       3,760,470
                                             --------------
                                                 18,013,592
                                              -------------
              CONSTRUCTION MATERIALS - 0.7%
     78,500   Ameron International
                Corp. .....................       2,582,650
     43,753   Ceradyne, Inc. *.............       1,921,194
    118,700   Compass Minerals
                International, Inc. .......       2,635,140
      7,100   Continental Materials Corp. *
                (a)........................         203,770
      3,200   Devcon International Corp.
                *..........................          53,920
      1,100   Oil-Dri Corp. of America.....          16,753
    218,790   U.S. Concrete, Inc. *........       1,352,122
      4,800   United States Lime &
                Minerals, Inc. *...........          45,840
                                             --------------
                                                  8,811,389
                                              -------------
              CONSUMER DURABLES - 0.5%
     25,900   Arctic Cat, Inc. ............         672,105
     32,700   Boston Acoustics, Inc. ......         421,830
     98,400   Coachmen Industries, Inc. ...       1,552,752
    110,700   Monaco Coach Corp. ..........       2,396,655
      2,368   Spartan Motors, Inc. ........          33,247
     28,818   Universal Electronics, Inc.
                *..........................         483,566
                                             --------------
                                                  5,560,155
                                              -------------
              DRUGS & PHARMACEUTICALS - 2.2%
    396,700   Alpharma, Inc., Class A......       7,255,642
        300   BioSource International, Inc.
                *..........................           2,115
     65,294   Connetics Corp. *............       1,764,244
     95,100   E-Z-EM, Inc. ................       1,707,045
    309,088   First Horizon Pharmaceutical
                Corp. *....................       6,184,850
     13,734   Genencor International, Inc.
                *..........................         220,431
    108,327   Nature's Sunshine Products,
                Inc. ......................       1,643,321
     68,950   NitroMed, Inc. * (a).........       1,643,768
      9,325   Polydex Pharmaceuticals Ltd.
                *..........................          46,299

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  45

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, DRUGS &
                PHARMACEUTICALS continued
    258,735   Serologicals Corp. * (a).....  $    6,036,288
     92,500   Weider Nutrition
                International, Inc. *......         420,875
                                             --------------
                                                 26,924,878
                                              -------------
              ELECTRIC UTILITIES - 1.8%
     34,500   Avista Corp. ................         624,450
     64,500   Central Vermont Public
                Service Corp. .............       1,297,095
    346,700   Duquesne Light Holdings,
                Inc. ......................       6,226,732
     93,300   El Paso Electric Co. *.......       1,499,331
        400   Florida Public Utilities
                Co. .......................           6,860
      3,500   Green Mountain Power Corp. ..          91,175
        300   Maine & Maritimes Corp. .....           8,700
     76,050   PNM Resources, Inc. .........       1,711,886
        900   Texas Genco Holdings,
                Inc. ......................          41,985
    137,800   UIL Holdings Corp. ..........       6,778,382
    223,000   Westar Energy, Inc. .........       4,504,600
                                             --------------
                                                 22,791,196
                                              -------------
              FINANCIAL INVESTMENTS - 1.2%
    213,475   Aaron Rents, Inc. ...........       4,645,216
        200   Bestway, Inc. *..............           2,350
     42,000   California First National
                Bancorp....................         564,690
        700   Cherokee, Inc. ..............          16,702
     65,256   Electro Rent Corp. ..........         720,426
     25,047   ePlus, Inc. *................         262,017
     65,823   G-III Apparel Group Ltd. *...         423,242
     37,686   MCG Capital Corp. ...........         654,229
    453,455   Price Communications Corp.
                *..........................       6,915,189
     22,600   Rent-Way, Inc. *.............         154,810
      1,000   ShoLodge, Inc. *.............           4,600
     69,403   Willis Lease Finance Corp.
                *..........................         534,056
                                             --------------
                                                 14,897,527
                                              -------------
              FOREST PRODUCTS & PAPER - 1.2%
      7,500   Chesapeake Corp. ............         180,150
     58,100   CSS Industries, Inc. ........       1,797,614
      2,300   DSG International Ltd. *.....           7,132
    120,900   Glatfelter...................       1,497,951
    175,400   Louisiana-Pacific Corp. .....       4,551,630
      2,100   Schweitzer-Mauduit
                International, Inc. .......          68,040
    202,130   Universal Forest Products,
                Inc. ......................       6,912,846
                                             --------------
                                                 15,015,363
                                              -------------
              FURNITURE & HOUSEHOLD ITEMS - 3.8%
     58,400   A.T. Cross Co., Class A *....         324,120
    178,400   Acuity Brands, Inc. .........       4,240,568
     28,668   Aldila, Inc. (a).............         286,680
     37,700   American Biltrite, Inc. *....         462,202
     16,100   American Locker Group, Inc.
                *..........................         172,270
      4,300   Atlantis Plastics, Inc.,
                Class A *..................          64,586

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, FURNITURE & HOUSEHOLD
                ITEMS continued
    103,314   Bassett Furniture Industries,
                Inc. ......................  $    1,950,568
    750,600   Callaway Golf Co. ...........       7,933,841
    160,232   Central Garden & Pet Co. *...       4,906,304
      8,800   Chase Corp. .................         143,440
     11,500   Chromcraft Revington, Inc.
                *..........................         147,200
        300   Communications Systems,
                Inc. ......................           2,496
     46,804   Flexsteel Industries,
                Inc. ......................         830,771
     24,000   GameTech International,
                Inc. ......................         116,880
     65,200   Genlyte Group, Inc. *........       4,198,228
    185,160   Griffon Corp. *..............       3,906,876
     51,574   Johnson Outdoors, Inc., Class
                A *........................       1,016,008
      6,007   Juno Lighting, Inc. .........         182,252
    379,747   K2, Inc. *...................       5,434,180
    141,216   Kimball International, Inc.,
                Class B....................       1,960,078
      1,100   Kinetic Concepts, Inc. *.....          57,805
      1,490   Knape & Vogt Manufacturing
                Co. .......................          19,892
         34   Mity Enterprises, Inc. *.....             562
    166,800   Movado Group, Inc. ..........       2,835,600
      6,000   National Presto Industries,
                Inc. ......................         250,920
     23,100   Patrick Industries, Inc. *...         276,045
        965   Preformed Line Products
                Co. .......................          29,124
         52   RC2 Corp. *..................           1,711
      2,500   Summa Industries *...........          27,600
      3,793   Vermont Teddy Bear Co., Inc.
                *..........................          18,624
    241,600   West Pharmaceutical Services,
                Inc. ......................       5,037,360
                                             --------------
                                                 46,834,791
                                              -------------
              GAS & OTHER PUBLIC UTILITIES - 1.0%
     42,300   American Ecology Corp. ......         410,352
      1,498   Artesian Resources Corp.,
                Class A....................          40,716
     19,600   Atmos Energy Corp. ..........         493,724
     14,700   California Water Service
                Group......................         431,739
      1,300   Chesapeake Utilities
                Corp. .....................          32,630
    125,940   Duratek, Inc. *..............       2,240,473
      2,500   RGC Resources, Inc. .........          58,948
      5,700   SEMCO Energy, Inc. ..........          31,293
      6,000   SJW Corp. ...................         198,120
    172,300   South Jersey Industries,
                Inc. ......................       8,227,324
      9,115   Waste Industries USA,
                Inc. ......................         103,091
                                             --------------
                                                 12,268,410
                                              -------------
              GOVERNMENT AIRCRAFT & DEFENSE - 1.2%
      7,800   Allied Defense Group, Inc.
                *..........................         144,612
    274,400   Armor Holdings, Inc. *.......      11,417,785
     41,000   EDO Corp. ...................       1,137,750
     39,383   Lowrance Electronics, Inc.
                (a)........................         965,671
      9,250   Orbit International Corp.
                *..........................          60,227

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

46  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, GOVERNMENT AIRCRAFT &
                DEFENSE continued
      2,096   Pemco Aviation Group, Inc.
                *..........................  $       56,366
     50,580   Todd Shipyards Corp. ........         780,955
                                             --------------
                                                 14,563,366
                                              -------------
              HEALTH CARE & HOSPITAL - 1.8%
    165,300   Alliance Imaging, Inc. *.....       1,234,791
     58,200   Allied Healthcare
                International, Inc. *......         313,698
         13   Amedisys, Inc. *.............             389
     45,300   American Shared Hospital
                Services...................         231,030
      9,900   Hanger Orthopedic Group, Inc.
                *..........................          49,599
    297,043   Kindred Healthcare, Inc. *...       7,247,849
    157,158   LCA-Vision, Inc. (b).........       4,053,105
     75,952   MedCath Corp. *..............       1,201,561
     39,900   National Dentex Corp. *......       1,124,382
     66,644   National Home Health Care
                Corp. *....................         666,440
     64,837   Option Care, Inc. ...........       1,003,028
        170   PacifiCare Health Systems,
                Inc. *.....................           6,239
        600   Pediatric Services of
                America, Inc. *............           4,902
    110,500   RehabCare Group, Inc. *......       2,544,815
     66,219   Res-Care, Inc. *.............         784,695
        200   SunLink Health Systems, Inc.
                *..........................           1,096
    110,141   VCA Antech, Inc. *...........       2,272,209
                                             --------------
                                                 22,739,828
                                              -------------
              INFORMATION & SERVICES - 6.8%
        800   Ablest, Inc. *...............           5,040
     17,600   Almost Family, Inc. *........         146,608
     67,732   Ambassadors International,
                Inc. ......................         856,132
     38,000   American Dental Partners,
                Inc. *.....................         760,000
     77,700   American Retirement Corp. *..         594,405
     43,400   Angelica Corp. ..............       1,079,792
    252,300   Bluegreen Corp. *............       2,808,099
    138,800   Carriage Services, Inc. *....         656,524
     67,500   CDI Corp. ...................       1,383,750
     90,122   Century Business Services,
                Inc. *.....................         404,648
     43,700   Cornell Cos., Inc. *.........         541,880
        300   CPI Corp. ...................           3,975
     59,164   Discovery Partners
                International *............         283,987
      7,700   Ecology & Environment,
                Inc. ......................          69,300
     52,600   Exponent, Inc. *.............       1,449,130
    163,683   Forrester Research, Inc. *...       2,494,529
     25,460   Gevity HR, Inc. .............         391,575
    101,152   Healthcare Services Group,
                Inc. ......................       1,816,690

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
     65,461   Heidrick & Struggles
                International, Inc. *......  $    1,886,586
     39,408   Horizon Health Corp. *.......         831,509
    223,146   Kelly Services, Inc., Class
                A..........................       5,960,230
    155,000   Kendle International, Inc.
                *..........................         819,950
      5,500   Kforce, Inc. *...............          46,090
      1,200   Korn/Ferry International *
                (a)........................          21,876
     28,278   Laureate Education, Inc. *...       1,052,507
     44,572   Lightbridge, Inc. *..........         214,837
      4,800   Mac-Gray Corp. *.............          33,888
      1,000   MAXIMUS, Inc. *..............          28,810
      5,684   MemberWorks, Inc. * (a)......         149,148
    229,200   Metal Management, Inc. *.....       4,166,856
     52,330   Michael Baker Corp. *........         821,581
    270,100   Modem Media, Inc. *..........       1,453,138
     11,550   Monro Muffler Brake, Inc.
                *..........................         252,368
  1,088,200   MPS Group, Inc. *............       9,151,761
      4,606   National Technical Systems,
                Inc. *.....................          22,892
    136,719   Navigant International, Inc.
                * (a)......................       2,232,621
    301,439   NCO Group, Inc. *............       8,123,781
      1,450   Nobel Learning Communities,
                Inc. *.....................          10,150
     69,616   Opinion Research Corp. *.....         442,758
    294,572   PAREXEL International Corp.
                *..........................       5,773,611
     90,000   Pre-Paid Legal Services, Inc.
                * (a)......................       2,311,200
     86,127   RCM Technologies, Inc. *.....         425,467
    106,450   Schnitzer Steel Industries,
                Inc., Class A..............       3,443,658
     34,854   Security National Financial
                Corp., Class A *...........         132,445
      7,000   SOURCECORP, Inc. *...........         154,980
    104,400   Spherion Corp. *.............         816,408
    171,258   Steiner Leisure Ltd. *.......       3,784,802
    448,591   Stewart Enterprises, Inc.,
                Class A *..................       3,117,707
     22,650   TechTeam Global, Inc. *......         212,231
    184,229   TeleTech Holdings, Inc. *....       1,739,122
    264,200   The Brink's Co. .............       7,970,914
      8,700   Volt Information Sciences,
                Inc. *.....................         250,299
                                             --------------
                                                 83,602,245
                                              -------------
              INSTRUMENTS - 6.9%
     77,652   Allied Healthcare Products,
                Inc. *.....................         536,575
     27,609   Astro-Med, Inc. .............         295,692
     12,305   Atrion Corp. ................         584,488
      2,200   Badger Meter, Inc. ..........         100,430
     34,800   Bio-Logic Systems Corp. *....         257,903
    460,242   Checkpoint Systems, Inc. *...       7,165,968
    122,594   Compex Technologies, Inc.
                *..........................         662,008
    334,211   CONMED Corp. *...............       8,789,749
    145,114   Datascope Corp. .............       5,412,752

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  47

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INSTRUMENTS continued
      8,446   Enpath Medical, Inc. *.......  $       77,281
    129,720   Esterline Technologies Corp.
                *..........................       3,968,135
      4,500   Frequency Electronics,
                Inc. ......................          57,825
    239,700   Haemonetics Corp. *..........       7,871,748
    254,700   Invacare Corp. ..............      11,716,201
      2,100   Iridex Corp. *...............          13,272
     25,210   K-Tron International, Inc.
                *..........................         557,645
     26,326   Kewaunee Scientific Corp. ...         235,354
     23,112   LeCroy Corp. *...............         386,202
      1,700   Mesa Laboratories, Inc. .....          20,213
    205,200   Mine Safety Appliances
                Co. .......................       8,355,744
     56,874   Misonix, Inc. * (a)..........         388,449
     25,352   Molecular Devices Corp. *....         597,547
     28,185   MTS Systems Corp. ...........         598,931
     46,088   New Brunswick Scientific Co.,
                Inc. *.....................         237,353
     28,464   O.I. Corp. *.................         251,906
    243,003   Ocular Sciences, Inc. *......      11,656,854
     26,434   OYO Geospace Corp. *.........         432,222
     16,198   Perceptron, Inc. *...........         108,365
     20,066   Schmitt Industries, Inc. *...         134,041
    387,900   Sola International, Inc. *...       7,389,495
     27,300   Span-America Medical Systems,
                Inc. ......................         289,653
     41,788   Thoratec Corp. *.............         402,001
    127,579   Trimble Navigation Ltd. *....       4,031,496
     50,915   Utah Medical Products, Inc.
                (a)........................         916,470
     53,200   Viasys Healthcare, Inc. *....         890,036
     44,000   Vicon Industries, Inc. *.....         206,800
                                             --------------
                                                 85,596,804
                                              -------------
              INSURANCE - 4.5%
     88,100   American Medical Security
                Group, Inc. *..............       2,818,319
        161   American National Insurance
                Co. .......................          15,583
     85,500   American Safety Insurance
                Holdings Ltd. *............       1,171,350
     91,500   AmerUs Group Co. ............       3,751,500
     71,906   Argonaut Group, Inc. *.......       1,342,485
      2,500   Bancinsurance Corp. *........          18,800
    175,500   Commerce Group, Inc. ........       8,494,200
     11,000   Crawford & Co., Class B......          73,700
    238,750   Delphi Financial Group, Inc.,
                Class A....................       9,590,587
         29   EMC Insurance Group, Inc. ...             609
     44,700   FBL Financial Group, Inc.,
                Class A....................       1,170,693
     83,400   FPIC Insurance Group, Inc. *
                (a)........................       2,155,890
     80,500   Great American Financial
                Resources, Inc. ...........       1,230,845
     49,800   Horace Mann Educators
                Corp. .....................         875,484
     27,738   Independence Holding Co. ....         490,130
    322,612   Max Re Capital Ltd. .........       6,452,240
      2,600   Merchants Group, Inc. .......          60,450

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, INSURANCE continued
     46,686   Midland Co. .................  $    1,276,862
      3,700   National Financial Partners
                Corp. .....................         132,386
     15,740   National Security Group,
                Inc. ......................         362,020
     24,641   National Western Life
                Insurance Co., Class A *...       4,014,019
      3,400   NYMAGIC, Inc. ...............          74,426
     57,171   Ohio Casualty Corp. *........       1,196,589
     27,100   PXRE Group Ltd. .............         634,411
     37,030   RTW, Inc. *..................         262,913
     34,600   SCPIE Holdings, Inc. (a).....         310,362
     95,013   Selective Insurance Group,
                Inc. ......................       3,534,484
     90,500   UICI.........................       2,962,970
      4,874   Unico American Corp. *.......          30,463
     12,675   United Fire & Casualty
                Co. .......................         726,658
                                             --------------
                                                 55,231,428
                                              -------------
              IT HARDWARE - 3.5%
         41   ADE Corp. *..................             698
      3,400   Allen Organ Co., Class B.....         206,125
     32,200   Amtech Systems, Inc. *.......         137,848
        414   Applied Signal Technology,
                Inc. ......................          13,244
    106,904   Catalyst Semiconductor, Inc.
                *..........................         636,079
     60,285   Cobra Electronics Corp. *....         434,655
     52,500   CommScope, Inc. *............       1,134,000
    241,604   Digi International, Inc. *...       2,761,534
     90,510   Diodes, Inc. *...............       2,331,538
     49,031   EFJ, Inc. *..................         328,508
    131,819   EMS Technologies, Inc. *.....       2,273,878
     12,100   Espey Manufacturing &
                Electronics Corp. .........         313,390
     30,750   inTEST Corp. *...............         239,235
     34,300   Merrimac Industries, Inc.
                *..........................         288,120
    600,413   Microsemi Corp. *............       8,465,822
    161,100   Mykrolis Corp. *.............       1,622,277
         48   ON Semiconductor Corp. *
                (a)........................             150
    493,298   Orbital Sciences Corp. *.....       5,633,463
    141,901   Peak International Ltd. *....         737,885
    212,995   Radyne ComStream, Inc. *.....       1,605,982
     29,491   RF Monolithics, Inc. *.......         207,322
        345   Semitool, Inc. *.............           2,619
     26,330   SMTEK International, Inc.
                *..........................         353,085
    436,049   SonicWALL, Inc. *............       2,947,691
      8,090   Sparton Corp. *..............          70,788
     10,600   Stoneridge, Inc. *...........         149,460
      2,100   Sunair Electronics, Inc. *...          10,983
    488,768   Symmetricom, Inc. *..........       4,623,745
     22,150   Telular Corp. * (a)..........         232,797
     11,300   Trident Microsystems, Inc.
                *..........................         113,791
    267,213   TTM Technologies, Inc. *.....       2,375,524
    115,118   ViaSat, Inc. *...............       2,313,872
                                             --------------
                                                 42,566,108
                                              -------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

48  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              LAND & WATER TRANSPORTATION - 4.2%
     48,577   Alexander & Baldwin, Inc. ...  $    1,648,703
      5,000   B & H Ocean Carriers Ltd. *
                (a)........................         106,500
    102,938   Celadon Group, Inc. *........       1,960,969
      3,600   Dynamex, Inc. *..............          62,064
    327,477   EGL, Inc. *..................       9,909,454
    184,600   Frontline Ltd. ..............       8,711,274
    346,600   General Maritime Corp. *.....      12,072,078
      3,900   Hub Group, Inc., Class A *...         145,275
      4,400   Maritrans, Inc. .............          67,936
      7,537   Marten Transport Ltd. *......         131,671
      3,500   Nordic American Tanker
                Shipping Ltd. (a)..........         120,015
    195,800   Overseas Shipholding Group,
                Inc. ......................       9,719,512
      5,585   SCS Transportation, Inc. *...         105,780
     39,900   Sea Containers Ltd., Class
                A..........................         607,677
     13,010   Ship Finance International
                Ltd. ......................         261,501
     16,000   Total Logistics, Inc. *......         383,200
      4,155   Transport Corp. of America,
                Inc. * (a).................          32,658
     68,757   U.S. Xpress Enterprises,
                Inc., Class A *............       1,274,755
     77,669   USA Truck, Inc. *............         947,562
         18   USF Corp. ...................             646
     68,820   Yellow Roadway Corp. *.......       3,226,970
                                             --------------
                                                 51,496,200
                                              -------------
              METAL PRODUCTS & MACHINERY - 4.9%
        100   Alamo Group, Inc. ...........           1,871
     54,816   Allied Motion Technologies,
                Inc. *.....................         310,807
     15,084   Astec Industries, Inc. *
                (a)........................         288,406
     37,306   Bonso Electronics
                International, Inc. .......         203,691
      6,600   Chicago Rivet & Machine
                Co. .......................         172,788
    137,800   China Yuchai International
                Ltd. ......................       1,919,554
        900   Eastern Co. .................          14,625
     67,203   Evans & Sutherland Computer
                Corp. *....................         359,536
      7,612   Federal Screw Works..........         256,905
     24,709   Flanders Corp. * (a).........         212,250
     44,500   Gehl Co. *...................         878,875
      1,200   General Bearing Corp. *......           5,424
    187,400   Gerber Scientific, Inc. *....       1,234,966
     21,200   GrafTech International Ltd.
                *..........................         295,740
     82,392   Hardinge, Inc. ..............         856,877
     14,000   Hawk Corp., Class A *........         110,320
     37,000   International Aluminum
                Corp. .....................       1,065,600
    236,900   Kennametal, Inc. ............      10,696,036
     42,280   Key Technology, Inc. *.......         475,650
    382,400   Lennox International, Inc.
                (a)........................       5,713,056
     90,300   Lifetime Hoan Corp. .........       1,340,955
     80,864   Middleby Corp. ..............       4,257,490
      9,100   P & F Industries, Inc. *.....          85,540

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, METAL PRODUCTS &
                MACHINERY continued
      1,800   Peerless Manufacturing Co.
                *..........................  $       25,965
         93   Powell Industries, Inc. *....           1,567
      9,388   Q.E.P. Co., Inc. *...........         143,636
     62,700   Rayovac Corp. *..............       1,652,145
    152,400   Regal-Beloit Corp. ..........       3,686,556
     13,898   Rofin-Sinar Technologies,
                Inc. *.....................         408,323
     32,800   SL Industries, Inc. *........         360,800
     71,800   Standard Motor Products,
                Inc. ......................       1,084,898
     80,200   Standex International
                Corp. .....................       1,964,900
      4,200   TB Wood's Corp. .............          23,940
     98,200   Tecumseh Products Co., Class
                B..........................       3,973,270
    116,880   Toro Co. ....................       7,982,904
     31,500   Twin Disc, Inc. .............         784,350
      3,500   Water Pik Technologies, Inc.
                *..........................          52,150
     52,564   Woodward Governor Co. .......       3,547,544
    142,300   York International Corp. ....       4,495,257
                                             --------------
                                                 60,945,167
                                              -------------
              MISCELLANEOUS FINANCE - 0.5%
     92,600   Affiliated Managers Group,
                Inc. *.....................       4,957,804
     67,557   Maxcor Financial Group,
                Inc. ......................         604,568
      5,600   Stifel Financial Corp. *.....         109,760
                                             --------------
                                                  5,672,132
                                              -------------
              OIL & COAL RESOURCES - 3.1%
      3,400   Barnwell Industries, Inc. ...         158,100
    150,500   Cabot Oil & Gas Corp. .......       6,757,450
     14,900   Callon Petroleum Co. *.......         188,932
     94,281   Carrizo Oil & Gas, Inc. *....         902,269
     58,913   Castle Energy Corp. .........         678,737
    112,400   Comstock Resources, Inc. *...       2,351,408
      8,600   Contango Oil & Gas Co. *.....          57,448
     16,500   Dominion Resources Black
                Warrior Trust (a)..........         555,885
      3,400   Eastern American Natural Gas
                Trust......................          85,272
    107,600   Edge Petroleum Corp. *.......       1,718,372
    229,500   Energy Partners Ltd. *.......       3,736,260
      1,000   Houston Exploration Co. *....          59,350
     29,600   Hugoton Royalty Trust........         830,280
      9,825   Isramco, Inc. *..............          59,392
    359,600   KCS Energy, Inc. *...........       5,002,036
     94,900   Magnum Hunter Resources, Inc.
                *..........................       1,095,146
    407,300   Meridian Resource Corp. *....       3,596,459
    133,000   Penn Virginia Corp. .........       5,265,470
      2,300   Petroleum Development Corp.
                *..........................         100,786
        100   Range Resources Corp. .......           1,749
    155,400   Resource America, Inc., Class
                A..........................       3,665,886
     34,100   Spinnaker Exploration Co.
                *..........................       1,194,864

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  49

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, OIL & COAL RESOURCES continued
        564   Tel Offshore Trust...........  $        3,638
     12,834   Toreador Resources Corp. *
                (a)........................         122,436
                                             --------------
                                                 38,187,625
                                              -------------
              OIL DISTRIBUTION - 0.5%
      3,500   Adams Resources & Energy,
                Inc. ......................          46,375
     85,000   Frontier Oil Corp. ..........       2,006,850
     68,200   Tesoro Petroleum Corp. *.....       2,013,946
    289,700   TransMontaigne, Inc. *.......       1,686,054
                                             --------------
                                                  5,753,225
                                              -------------
              OIL DRILLING & SERVICES - 1.8%
     46,569   Dawson Geophysical Co. *
                (a)........................         974,689
     34,273   Lufkin Industries, Inc. .....       1,275,641
     20,000   McDermott International, Inc.
                *..........................         236,000
     81,300   NATCO Group, Inc., Class A
                *..........................         703,245
     26,900   Newpark Resources, Inc. *....         161,400
     30,500   Oceaneering International,
                Inc. *.....................       1,123,620
    103,800   Oil States International,
                Inc. *.....................       1,941,060
      6,600   Prime Energy, Inc. *.........         130,350
    114,800   Swift Energy Co. *...........       2,750,608
    236,650   TETRA Technologies, Inc. *...       7,347,983
    259,000   Veritas DGC, Inc. *..........       5,900,020
        400   W-H Energy Services, Inc.
                *..........................           8,300
                                             --------------
                                                 22,552,916
                                              -------------
              PHOTOOPTICAL, MICROS &
                OFFICE MACHINERY - 0.4%
         50   Ciprico, Inc. *..............             185
     15,122   Delphax Technologies, Inc.
                *..........................          51,264
     34,428   Interphase Corp. *...........         340,837
    103,500   PAR Technology Corp. *.......         948,060
     59,573   Printronix, Inc. *...........         895,442
     74,136   SafeNet, Inc. *..............       1,955,707
     27,731   SBS Technologies, Inc. *.....         338,318
                                             --------------
                                                  4,529,813
                                              -------------
              PUBLISHING, BROADCASTING & CINEMA - 1.6%
    112,300   American Greetings Corp.,
                Class A....................       2,820,976
    438,300   Bowne & Co., Inc. ...........       5,693,517
     47,400   Consolidated Graphics, Inc.
                *..........................       1,986,060
     35,802   Emak Worldwide, Inc. *.......         348,711
    136,400   Media General, Inc., Class
                A..........................       7,631,580
     24,800   Outlook Group Corp. .........         188,232
      3,100   Point.360 *..................           7,840
      1,100   Pulitzer, Inc. ..............          54,340
     14,000   Tufco Technologies, Inc. *...         110,460
     44,900   World Wrestling
                Entertainment, Inc. .......         548,678
                                             --------------
                                                 19,390,394
                                              -------------

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              REAL ESTATE DEVELOPMENT - 0.2%
     40,425   AMREP Corp. .................  $      709,459
     28,809   Avatar Holdings, Inc. *
                (a)........................       1,222,941
      6,200   ILX Resorts, Inc. ...........          61,628
     17,100   J.W. Mays, Inc. *............         218,025
      4,236   Patriot Transportation
                Holding, Inc. *............         139,195
        272   Stratus Properties, Inc. *...           3,604
     20,553   Tarragon Corp. * (a).........         267,395
      5,400   United Capital Corp. *.......         123,390
                                             --------------
                                                  2,745,637
                                              -------------
              REAL ESTATE INVESTMENT TRUSTS - 4.3%
    364,200   American Home Mortgage
                Investment Corp. ..........      10,179,389
     21,700   Amli Residential Properties
                Trust......................         662,935
     60,700   Bedford Property Investors,
                Inc. ......................       1,841,638
      9,500   Boykin Lodging Co. *.........          79,895
    136,300   Brandywine Realty Trust......       3,881,824
     71,700   Capital Trust, Inc., Class
                A..........................       2,086,470
     34,900   Commercial Net Lease Realty..         635,878
    303,700   CRT Properties, Inc. ........       6,514,365
        600   Entertainment Properties
                Trust......................          22,680
     84,600   Hanover Capital Mortgage
                Holdings, Inc. ............       1,049,040
    137,300   LTC Properties, Inc. ........       2,456,297
    168,900   Maguire Properties, Inc. ....       4,105,959
     51,900   Mission West Properties,
                Inc. ......................         537,165
     10,200   National Health Realty,
                Inc. ......................         194,310
      2,500   Newcastle Investment Corp. ..          76,750
     17,100   One Liberty Properties,
                Inc. ......................         308,655
     94,600   Parkway Properties, Inc. ....       4,394,170
     39,700   Pennsylvania Real Estate
                Investment Trust...........       1,534,802
        600   Presidential Realty Corp.,
                Class B....................           4,785
    200,825   Reckson Associates Realty
                Corp. .....................       5,773,719
     98,353   Saxon Capital, Inc. *........       2,114,590
    124,001   Trizec Properties, Inc. .....       1,980,296
    190,600   Winston Hotels, Inc. ........       2,039,420
                                             --------------
                                                 52,475,032
                                              -------------
              RESTAURANTS, HOTELS & THEATERS - 2.5%
     38,200   Ark Restaurants Corp. *......         995,072
     86,780   Aztar Corp. * (a)............       2,299,670
     22,500   Boca Resorts, Inc., Class A
                *..........................         417,825
     70,868   Checkers Drive-In
                Restaurants, Inc. *........         832,699
      6,200   CKE Restaurants, Inc. *......          68,510
    139,800   Dave & Buster's, Inc. *......       2,653,404
      1,700   Dover Motorsports, Inc. .....           7,293
    146,650   Famous Dave's of America,
                Inc. *.....................       1,099,875
     34,300   Frisch's Restaurants,
                Inc. ......................         857,500

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

50  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, RESTAURANTS, HOTELS &
                THEATERS continued
     32,500   Interstate Hotels & Resorts,
                Inc. *.....................  $      131,625
     20,200   J. Alexander's Corp. *.......         137,966
      5,000   Kerzner International Ltd.
                *..........................         219,850
    261,100   Landry's Restaurants,
                Inc. ......................       7,125,420
    210,759   Lone Star Steakhouse &
                Saloon, Inc. ..............       5,443,905
     16,900   Marcus Corp. ................         329,043
      6,740   Max & Erma's Restaurants,
                Inc. *.....................          97,460
      5,900   Monarch Casino & Resort, Inc.
                *..........................         112,513
      9,489   Movie Gallery, Inc. .........         166,342
     31,939   Nathan's Famous, Inc. *......         196,105
     28,800   Prime Hospitality Corp. *....         350,496
     24,004   Rubio's Restaurants, Inc.
                *..........................         218,916
    139,150   Ryan's Restaurant Group, Inc.
                *..........................       2,064,986
     33,082   Sands Regent *...............         298,400
     36,482   Sonesta International Hotels
                Corp., Class A *...........         218,710
      4,800   Star Buffet..................          30,000
    239,300   Vail Resorts, Inc. *.........       4,324,151
      3,600   WestCoast Hospitality Corp.
                *..........................          19,980
        200   Williams Industries, Inc.
                *..........................             760
                                             --------------
                                                 30,718,476
                                              -------------
              RETAIL - 6.0%
    159,150   1-800-FLOWERS.COM, Inc.,
                Class A *..................       1,320,945
     19,700   Aeropostale, Inc. *..........         516,140
     63,300   Blair Corp. .................       1,783,794
     32,410   Books-A-Million, Inc. .......         259,604
     99,100   Brown Shoe Co., Inc. ........       2,483,446
    256,000   Burlington Coat Factory
                Warehouse Corp. ...........       5,434,880
     42,800   Cash America International,
                Inc. ......................       1,046,888
    885,605   Charming Shoppes, Inc. *.....       6,305,508
     35,789   Cost-U-Less, Inc. *..........         207,576
     54,800   CSK Auto Corp. *.............         729,936
        300   Dress Barn, Inc. *...........           5,235
     35,401   Excelligence Learning Corp.
                *..........................         134,170
    107,491   EZCORP, Inc., Class A *
                (a)........................         935,279
     14,971   Finlay Enterprises, Inc. *...         291,186
      7,300   Foodarama Supermarkets, Inc.
                *..........................         273,750
     62,011   Goody's Family Clothing,
                Inc. ......................         522,133
      3,100   Gottschalks, Inc. *..........          19,375
     46,905   Hastings Entertainment, Inc.
                *..........................         356,478
     81,600   Haverty Furniture Cos.,
                Inc. ......................       1,431,264
    482,588   Insight Enterprises, Inc.
                *..........................       8,126,782
      5,251   J. Jill Group, Inc. *........         104,232
    158,800   Jo-Ann Stores, Inc. *........       4,452,752
     24,400   Linens 'n Things, Inc. *.....         565,348
    147,700   Longs Drug Stores Corp. .....       3,574,340

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, RETAIL continued
     10,208   PC Mall, Inc. *..............  $      156,080
    164,200   Retail Ventures, Inc. *......       1,238,068
     63,700   REX Stores Corp. *...........         894,985
     64,137   Rock of Ages Corp. ..........         487,441
    174,900   Ruddick Corp. ...............       3,435,036
      6,000   Rush Enterprises, Inc., Class
                A *........................          65,700
     12,100   Rush Enterprises, Inc., Class
                B *........................         141,449
     15,584   S&K Famous Brands, Inc. *....         244,186
    241,700   ShopKo Stores, Inc. *........       4,207,997
     84,500   Smart & Final, Inc. *........       1,416,220
     35,900   Sport Chalet, Inc. *.........         493,087
     92,343   Stage Stores, Inc. *.........       3,159,977
    119,924   Stein Mart, Inc. *...........       1,825,243
      7,200   Syms Corp. *.................          77,472
      7,100   Systemax, Inc. *.............          40,186
     57,168   The Bon-Ton Stores, Inc. ....         696,878
    169,800   Trans World Entertainment
                Corp. *....................       1,658,946
     22,198   Village Super Market, Inc.,
                Class A....................         721,435
     33,900   Weis Markets, Inc. ..........       1,148,532
    388,200   Zale Corp. *.................      10,908,420
                                             --------------
                                                 73,898,379
                                              -------------
              SOAPS & COSMETICS - 0.6%
     39,200   Cascade International, Inc. *
                (a), (b)...................               0
     34,010   CPAC, Inc. ..................         173,451
     12,576   Del Laboratories, Inc. *.....         415,008
    282,191   Elizabeth Arden, Inc. *......       5,942,942
      3,400   Katy Industries, Inc. *......          18,088
     68,083   Parlux Fragrances, Inc. *....         885,079
                                             --------------
                                                  7,434,568
                                              -------------
              SOFTWARE - 5.4%
    194,766   American Software, Inc.,
                Class A....................       1,172,491
      1,532   Ansoft Corp. *...............          24,359
      3,359   Applix, Inc. *...............          14,780
      9,633   Ascential Software Corp. *...         129,757
    164,865   Black Box Corp. .............       6,091,761
    652,600   CIBER, Inc. *................       4,907,552
     20,300   Computer Task Group, Inc.
                *..........................          63,133
     25,839   Covansys Corp. *.............         298,182
     15,891   CSP, Inc. *..................         117,307
     90,126   Edgewater Technology, Inc.
                *..........................         446,124
    493,078   eFunds Corp. *...............       9,166,319
    251,989   Epicor Software Corp. *......       3,031,428
     12,261   eResearch Technology, Inc.
                *..........................         163,439
     34,737   EuroWeb International Corp.
                *..........................          88,927
     20,295   First Consulting Group, Inc.
                *..........................          96,198
      3,692   Hyperion Solutions Corp. *...         125,491
     49,019   IDX Systems Corp. *..........       1,590,667
     17,609   Intergraph Corp. *...........         478,437

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  51

  SHARES                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
    196,297   Internet Security Systems,
                Inc. *.....................  $    3,337,049
     46,939   Manatron, Inc. *.............         376,451
     97,797   NetManage, Inc. *............         531,038
      7,071   NetScout Systems, Inc. *.....          37,688
     32,183   NWH, Inc. ...................         568,963
        424   Omtool Ltd. *................           3,634
     31,829   Pegasus Solutions, Inc. *....         379,402
    672,600   Perot Systems Corp., Class A
                *..........................      10,801,955
    230,217   PLATO Learning, Inc. *.......       2,035,118
    108,200   ProQuest Co. *...............       2,780,740
     50,500   Radica Games Ltd. ...........         522,675
     19,551   S1 Corp. *...................         156,017
    187,334   SeaChange International, Inc.
                * (a)......................       2,995,471
     14,120   Sento Corp. * (a)............          88,956
     51,580   Source Interlink Cos., Inc.
                *..........................         501,358
     13,633   State Auto Financial
                Corp. .....................         394,675
    280,245   Sykes Enterprises, Inc. *....       1,286,325
     13,800   Tecnomatix Technologies Ltd.
                * (a)......................         155,940
    133,025   THQ, Inc. *..................       2,588,667
     41,800   TSR, Inc. ...................         255,816
     19,200   Tyler Technologies, Inc. *...         169,728
    544,702   ValueClick, Inc. *...........       5,141,987
    239,121   Witness Systems, Inc. *......       3,842,674
                                             --------------
                                                 66,958,679
                                              -------------
              TEXTILES & APPAREL - 2.1%
     30,366   Ashworth, Inc. *.............         249,001
      1,100   Culp, Inc. *.................           8,085
     12,900   Cutter & Buck, Inc. .........         141,900
     74,600   Deckers Outdoor Corp. *
                (a)........................       2,536,400
        200   DHB Industries, Inc. *.......           2,840
     60,098   Haggar Corp. ................       1,030,080
     13,100   Hallwood Group, Inc. *.......       1,100,400
     32,676   Hampshire Group Ltd. *.......       1,031,255
        600   Hartmarx Corp. *.............           4,452
     28,600   Kellwood Co. ................       1,042,470
      1,938   Lakeland Industries, Inc.
                *..........................          35,215
     21,600   McRae Industries, Inc., Class
                A..........................         237,600
      1,016   Perry Ellis International,
                Inc. *.....................          22,850
    329,500   Phillips-Van Heusen Corp. ...       7,341,260
    107,100   Russell Corp. ...............       1,803,564
     14,720   Saucony, Inc., Class A.......         366,675
     80,700   Skechers U.S.A., Inc., Class
                A *........................       1,171,764
        600   Stride Rite Corp. ...........           6,150
      2,600   Superior Uniform Group,
                Inc. ......................          35,620
    773,300   Tommy Hilfiger Corp. *.......       7,632,471
                                             --------------
                                                 25,800,052
                                              -------------

 SHARES OR
 PRINCIPAL                                       VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              WHOLESALE - 2.6%
     20,557   All American Semiconductor,
                Inc. *.....................  $      126,014
      6,000   Anixter International........         210,540
      7,600   Applied Industrial
                Technologies, Inc. ........         271,624
     11,791   Aristotle Corp. *............          62,846
    408,600   Aviall, Inc. *...............       8,335,439
    117,719   CellStar Corp. *.............         536,681
        200   Coast Distribution System,
                Inc. ......................           1,388
     18,800   Delta Apparel, Inc. .........         447,440
    149,850   Department 56, Inc. *........       2,442,555
      2,693   DXP Enterprises, Inc. *......          14,354
     96,900   Enesco Group, Inc. *.........         663,765
      8,400   First Aviation Services, Inc.
                *..........................          37,716
     76,040   GTSI Corp. *.................         668,392
    247,400   Handleman Co. ...............       5,061,804
        200   Imagistics International,
                Inc. *.....................           6,720
     97,800   Industrial Distribution
                Group, Inc. *..............         956,484
    112,044   Insurance Auto Auctions, Inc.
                *..........................       1,921,555
      9,700   Jaco Electronics, Inc. *.....          52,380
     78,264   Manchester Technologies, Inc.
                *..........................         392,103
     40,400   NACCO Industries, Inc. Class
                A..........................       3,480,460
    137,045   Navarre Corp. *..............       1,985,782
      6,700   Noland Co. (a)...............         287,765
     15,645   NuCo2, Inc. *................         304,608
     88,579   Pomeroy IT Solutions, Inc.
                *..........................       1,121,410
     35,232   Richardson Electronics
                Ltd. ......................         338,580
      1,200   SCP Pool Corp. ..............          32,088
     14,950   TESSCO Technologies, Inc. *..         167,141
     13,600   Valley National Gases,
                Inc. ......................         127,160
     90,416   Ventiv Health, Inc. *........       1,532,551
      3,300   Watsco, Inc., Class B........          99,000
                                             --------------
                                                 31,686,345
                                              -------------
              TOTAL COMMON STOCK (COST
                $990,767,701)..............   1,224,852,169
                                              -------------
              RIGHTS - 0.0%
              CONSTRUCTION & HOMEBUILDING - 0.0%
      4,200   Miller Building Systems *
                (b)........................               0
                                              -------------
              TOTAL RIGHTS (COST $0).......               0
                                              -------------
              REPURCHASE AGREEMENT - 1.0%
$12,006,000   State Street Bank dated
                9/30/04, due 10/1/04 at
                0.75% with a maturity value
                of $12,006,250 (Fully
                collateralized by Fannie
                Mae securities)............      12,006,000
                                              -------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Small Capitalization Fund (Unaudited)

52  Laudus Funds Semi-Annual Report

 SHARES OR
 PRINCIPAL                                       VALUE
-----------------------------------------------------------
              TOTAL REPURCHASE AGREEMENT
                (COST $12,006,000).........  $   12,006,000
                                              -------------
              SECURITIES HELD AS COLLATERAL FOR SECURITIES
                LENDING - 2.8%
$35,025,379   Pool of various Securities
                for Laudus Rosenberg U.S.
                Small Capitalization Fund -
                (See note 2 - Securities
                Lending) (c)...............      35,025,379
                                              -------------
              TOTAL SECURITIES HELD AS
                COLLATERAL FOR SECURITIES
                LENDING (COST
                $35,025,379)...............      35,025,379
                                              -------------
              TOTAL INVESTMENTS (COST
                $1,037,799,080) (D) -
                103.2%.....................   1,271,883,548
              NET OTHER ASSETS
                (LIABILITIES) - (3.2)%.....     (39,358,094)
                                             --------------
              NET ASSETS - 100.0%..........  $1,232,525,454
                                             ==============

---------------
*  Non-income producing security.
(a) All or a portion of this security was on loan as of September 30, 2004, (See note 2 - Securities Lending).

(b) Bankrupt security/delisted; fair-valued by Management.

(c)  SECURITIES LENDING CASH
     COLLATERAL INVESTMENT
     INVESTMENT VEHICLE                  SHARES          VALUE
     AIM Liquid Assets Portfolio     19,682,134    $19,682,134
     AIM Prime Assets Portfolio       6,400,781      6,400,781
     AIM Treasury Portfolio           2,831,204      2,831,204
     Janus Money Market Fund          1,111,259      1,111,259
     Reserve Primary Fund - Class
     8                                5,000,000      5,000,000
     Scudder Money Market Series
     Fund                                     1              1
                                                   -----------
     Total Invested Balance                        $35,025,379
                                                   ===========

(d) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation..................  $270,712,432
    Unrealized depreciation..................   (36,627,964)
                                               ------------
    Net unrealized appreciation..............  $234,084,468
                                               ============

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  53

Financial Statements

Statement of Portfolio Investment

LAUDUS ROSENBERG INTERNATIONAL EQUITY FUND as of 09/30/04 (Unaudited)

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK - 92.6%
            AUSTRALIA - 4.8%
            Agriculture, Food & Beverage - 0.1%
   1,878    Coca-Cola Amatil Ltd. ............  $     9,549
     636    Great Southern Plantations
              Ltd. ...........................        1,470
                                                -----------
                                                     11,019
                                                -----------
            Airlines - 0.1%
   3,254    Macquarie Airports................        6,105
   3,619    Qantas Airways Ltd. ..............        9,044
                                                -----------
                                                     15,149
                                                -----------
            Banks & Credit Institutions - 1.7%
   4,530    Australia & New Zealand Banking
              Group Ltd. .....................       62,410
   2,909    Commonwealth Bank of Australia....       63,614
   2,096    National Australia Bank Ltd. .....       40,962
     264    St. George Bank Ltd. .............        4,178
   4,225    Westpac Banking Corp. ............       54,261
                                                -----------
                                                    225,425
                                                -----------
            Basic Minerals & Metals - 0.8%
   6,405    BHP Billiton Ltd. ................       66,623
   2,645    BlueScope Steel Ltd. .............       16,668
     460    Jubilee Mines NL..................        1,489
   3,240    OneSteel Ltd. ....................        7,135
   2,720    Smorgon Steel Group Ltd. .........        2,226
   4,620    WMC Resources Ltd. ...............       17,937
                                                -----------
                                                    112,078
                                                -----------
            Construction & Homebuilding - 0.1%
   1,728    Lend Lease Corp., Ltd. ...........       14,294
                                                -----------
            Construction Materials - 0.1%
   1,453    Adelaide Brighton Ltd. ...........        1,568
   2,789    Boral Ltd. .......................       13,919
                                                -----------
                                                     15,487
                                                -----------
            Electric Utilities - 0.1%
   1,742    Australian Gas Light Co., Ltd. ...       16,845
                                                -----------
            Forest Products & Paper - 0.1%
   1,751    Amcor Ltd. .......................        9,107
                                                -----------
            Health Care & Hospital - 0.1%
   3,567    Mayne Group Ltd. .................       10,206
                                                -----------
            Information & Services - 0.0%
   1,130    AWB Ltd. .........................        3,708
                                                -----------
            Insurance - 0.2%
   2,500    Promina Group Ltd. ...............        8,203
   1,779    SunCorp.-Metway Ltd. .............       19,716
                                                -----------
                                                     27,919
                                                -----------
            Oil & Coal Resources - 0.1%
   3,480    Oil Search Ltd. ..................        3,756
   2,499    Santos Ltd. ......................       13,305
                                                -----------
                                                     17,061
                                                -----------
            Oil Distribution - 0.0%
     879    Caltex Australia Ltd. ............        5,902
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, AUSTRALIA continued
            Publishing, Broadcasting & Cinema - 0.5%
   1,774    Austereo Group Ltd. ..............  $     1,722
   7,194    News Corp., Ltd. .................       59,457
     952    Seven Network Ltd. ...............        3,407
     189    Southern Cross Broadcasting
              (Australia) Ltd. ...............        1,704
   1,742    Village Roadshow Ltd. *...........        2,524
                                                -----------
                                                     68,814
                                                -----------
            Restaurants, Hotels & Theaters - 0.0%
     410    Amalgamated Holdings Ltd. ........        1,129
                                                -----------
            Retail - 0.5%
   8,073    Coles Myer Ltd. ..................       54,676
   2,999    Origin Energy Ltd. ...............       13,186
                                                -----------
                                                     67,862
                                                -----------
            Wholesale - 0.3%
   2,816    Foster's Group Ltd. ..............        9,648
   2,284    Lion Nathan Ltd. .................       12,210
     305    Sims Group Ltd. ..................        3,038
     946    Wesfarmers Ltd. ..................       21,927
                                                -----------
                                                     46,823
                                                -----------
                                                    668,828
                                                -----------
            AUSTRIA - 0.6%
            Basic Minerals & Metals - 0.2%
     480    voestalpine AG....................       27,209
                                                -----------
            Oil Distribution - 0.4%
     222    OMV AG............................       51,147
                                                -----------
                                                     78,356
                                                -----------
            BELGIUM - 0.5%
            Banks & Credit Institutions - 0.5%
   1,095    Algemene Maatschappij voor
              Nijverheidskredit NV
              (Almanij).......................       73,643
                                                -----------
            DENMARK - 1.1%
            Agriculture, Food & Beverage - 0.2%
     533    Danisco A/S.......................       28,111
                                                -----------
            Cellular & Wireless - 0.6%
   2,400    TDC A/S...........................       84,918
                                                -----------
            Information & Services - 0.3%
     800    ISS A/S...........................       42,393
                                                -----------
                                                    155,422
                                                -----------
            FINLAND - 1.1%
            Airlines - 0.0%
   1,001    Finnair Oyj.......................        6,216
                                                -----------
            Basic Minerals & Metals - 0.1%
   2,034    Rautaruukki Oyj...................       19,831
                                                -----------
            Cellular & Wireless - 0.1%
     638    Elisa Corp. *.....................        8,439
                                                -----------
            Chemicals & Rubber - 0.1%
   1,298    Kemira Oyj........................       18,056
                                                -----------
            Electric Utilities - 0.6%
   5,592    Fortum Oyj........................       78,134
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

54  Laudus Funds Semi-Annual Report

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, FINLAND continued
            Forest Products & Paper - 0.1%
   2,069    M-real Oyj, Class B...............  $    11,949
                                                -----------
            Wholesale - 0.1%
     665    Orion Oyj, Class A................        9,052
                                                -----------
                                                    151,677
                                                -----------
            FRANCE - 8.6%
            Airlines - 0.2%
   1,593    Air France-KLM....................       25,087
                                                -----------
            Autos - 2.0%
   1,925    PSA Peugeot Citroen...............      118,586
   2,000    Renault SA........................      163,572
                                                -----------
                                                    282,158
                                                -----------
            Banks & Credit Institutions - 2.4%
   2,857    BNP Paribas.......................      184,517
   1,650    Societe Generale..................      146,013
                                                -----------
                                                    330,530
                                                -----------
            Basic Minerals & Metals - 0.1%
     280    Nexans SA.........................        9,504
                                                -----------
            Construction & Homebuilding - 0.4%
     600    Eiffage...........................       51,270
                                                -----------
            Construction Materials - 0.9%
   2,450    Compagnie de Saint-Gobain.........      125,763
                                                -----------
            Furniture & Household Items - 0.2%
     600    Plastic Omnium SA.................       29,398
                                                -----------
            Information & Services - 0.0%
      50    Compagnie Generale de Geophysique
              SA *............................        3,350
                                                -----------
            Insurance - 0.3%
     595    CNP Assurances....................       38,649
                                                -----------
            Integrated Oil Cos. - 0.7%
     500    Total SA..........................      101,844
                                                -----------
            IT Hardware - 0.4%
   5,130    Alcatel SA *......................       59,955
                                                -----------
            Metal Products & Machinery - 0.2%
     850    Valeo SA..........................       31,122
                                                -----------
            Retail - 0.3%
     600    Etam..............................       10,954
     530    Rallye SA.........................       25,640
                                                -----------
                                                     36,594
                                                -----------
            Textiles & Apparel - 0.5%
   1,067    Christian Dior SA.................       63,544
                                                -----------
                                                  1,188,768
                                                -----------
            GERMANY - 6.4%
            Autos - 1.2%
   4,200    DaimlerChrysler AG................      172,924
                                                -----------
            Basic Minerals & Metals - 0.5%
   3,863    ThyssenKrupp AG...................       74,942
                                                -----------
            Cellular & Wireless - 1.1%
   7,944    Deutsche Telekom AG *.............      147,010
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, GERMANY continued
            Chemicals & Rubber - 1.0%
   1,200    BASF AG...........................  $    70,496
   2,400    Bayer AG..........................       65,578
                                                -----------
                                                    136,074
                                                -----------
            Construction & Homebuilding - 0.1%
     419    Bilfinger Berger AG...............       14,519
                                                -----------
            Drugs & Pharmaceuticals - 0.7%
   1,287    Degussa AG........................       47,634
     900    Merck KGaA........................       50,860
                                                -----------
                                                     98,494
                                                -----------
            Instruments - 0.2%
     302    Fresenius AG......................       27,381
                                                -----------
            IT Hardware - 0.1%
     242    Siemens AG........................       17,733
                                                -----------
            Metal Products & Machinery - 0.1%
     842    Salzgitter AG.....................       12,842
                                                -----------
            Miscellaneous Finance - 1.4%
   2,650    Deutsche Bank AG..................      190,072
                                                -----------
                                                    891,991
                                                -----------
            GREECE - 0.1%
            Banks & Credit Institutions - 0.1%
     120    Bank of Greece....................       12,460
                                                -----------
            HONG KONG - 1.7%
            Airlines - 0.1%
   7,000    Cathay Pacific Airways Ltd. ......       11,984
                                                -----------
            Autos - 0.0%
   2,500    Johnson Electric Holdings Ltd. ...        2,453
                                                -----------
            Banks & Credit Institutions - 0.3%
   2,000    Bank of East Asia Ltd. ...........        5,617
  15,000    BOC Hong Kong (Holdings) Ltd. ....       27,410
   3,000    Liu Chong Hing Bank Ltd. .........        4,232
                                                -----------
                                                     37,259
                                                -----------
            Cellular & Wireless - 0.0%
   3,000    SmarTone Telecommunications
              Holdings Ltd. ..................        3,232
                                                -----------
            Electric Utilities - 0.2%
  11,000    China Resources Power Holdings
              Co., Ltd. ......................        6,312
   4,500    HongKong Electric Holdings
              Ltd. ...........................       19,967
                                                -----------
                                                     26,279
                                                -----------
            IT Hardware - 0.0%
   1,000    ASM Pacific Technology Ltd. ......        3,276
                                                -----------
            Land & Water Transportation - 0.2%
   1,600    Kowloon Motor Bus Holdings
              Ltd. ...........................        7,551
   4,000    Orient Overseas International
              Ltd. ...........................       16,004
                                                -----------
                                                     23,555
                                                -----------
            Real Estate Development - 0.9%
   5,000    Cheung Kong (Holdings) Ltd. ......       42,798
   3,000    Hang Lung Properties Ltd. ........        4,424
   6,000    Henderson Investment Ltd. ........        7,771
   2,000    Henderson Land Development Co.,
              Ltd. ...........................        9,566

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  55

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, HONG KONG continued
            Real Estate Development continued
   2,000    Hong Kong Ferry (Holdings) Co.,
              Ltd. ...........................  $     2,001
   3,000    Hopewell Holdings Ltd. ...........        6,252
   3,500    Kerry Properties Ltd. ............        6,598
   7,000    MTR Corp., Ltd. ..................       10,548
   1,000    Sun Hung Kai Properties Ltd. .....        9,425
   3,000    Swire Pacific Ltd., Class A.......       20,871
   6,000    Wheelock & Co., Ltd. .............        8,733
                                                -----------
                                                    128,987
                                                -----------
            Restaurants, Hotels & Theaters - 0.0%
   2,000    Harbour Centre Development
              Ltd. ...........................        2,013
                                                -----------
                                                    239,038
                                                -----------
            ITALY - 3.5%
            Banks & Credit Institutions - 0.9%
   4,000    Banca Popolare di Milano Scrl
              (BPM)...........................       25,088
   7,920    SanPaolo IMI S.p.A. ..............       89,416
                                                -----------
                                                    114,504
                                                -----------
            Communications Utilities - 0.1%
   6,000    Telecom Italia S.p.A. ............       18,518
                                                -----------
            Construction & Homebuilding - 0.0%
   9,398    Impregilo S.p.A. .................        5,077
                                                -----------
            Construction Materials - 0.3%
   3,000    Buzzi Unicem S.p.A. ..............       39,645
                                                -----------
            Electric Utilities - 0.1%
   9,119    C.I.R. S.p.A. - Compagnie
              Industriali Riunite.............       19,933
                                                -----------
            Insurance - 0.0%
     300    Fondiaria-Sai S.p.A. .............        6,770
                                                -----------
            Integrated Oil Cos. - 2.1%
  12,205    Eni S.p.A. .......................      273,462
                                                -----------
            Publishing, Broadcasting & Cinema - 0.0%
   7,558    Cofide S.p.A. - Compagnia
              Finanziaria de Benedetti........        6,158
                                                -----------
                                                    484,067
                                                -----------
            JAPAN - 20.8%
            Agriculture, Food & Beverage - 0.4%
   2,000    Kinki Coca-Cola Bottling Co.,
              Ltd. ...........................       18,001
     400    Kirin Beverage Corp. .............        8,529
   2,000    Mikuni Coca-Cola Bottling Co.,
              Ltd. ...........................       19,036
     500    Nissin Food Products Co., Ltd. ...       12,271
                                                -----------
                                                     57,837
                                                -----------
            Autos - 2.4%
   4,000    Daihatsu Motor Co., Ltd. .........       32,010
   3,000    Fuji Heavy Industries Ltd. .......       15,161
   2,300    Honda Motor Co., Ltd. ............      111,437
   3,000    Mazda Motor Corp. ................        9,282
   2,000    Mitsuba Corp. ....................       13,664
   2,000    Suzuki Motor Corp. ...............       32,718
     400    Toyota Auto Body Co., Ltd. .......        6,729
     500    Toyota Industries Corp. ..........       11,364
   2,600    Toyota Motor Corp. ...............       99,551
                                                -----------
                                                    331,916
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Banks & Credit Institutions - 2.6%
     600    Acom Co., Ltd. ...................  $    37,127
   7,000    Bank of Yokohama Ltd. ............       37,599
   5,000    Joyo Bank Ltd. ...................       20,142
       4    Mitsubishi Tokyo Financial Group,
              Inc. ...........................       33,353
      10    Mizuho Financial Group, Inc. .....       37,563
   5,000    Shizuoka Bank Ltd. ...............       37,608
       5    Sumitomo Mitsui Financial Group,
              Inc. ...........................       28,581
   5,000    Sumitomo Trust & Banking Co.,
              Ltd. ...........................       29,579
     300    Takefuji Corp. ...................       19,190
      19    UFJ Holdings, Inc. ...............       83,266
                                                -----------
                                                    364,008
                                                -----------
            Basic Minerals & Metals - 0.7%
  17,000    Kobe Steel Ltd. ..................       24,679
  11,000    Nisshin Steel Co., Ltd. ..........       24,352
  32,000    Sumitomo Metal Industries Ltd. ...       38,035
     700    Tokyo Steel Manufacturing Co.,
              Ltd. ...........................       11,858
                                                -----------
                                                     98,924
                                                -----------
            Beer, Liquor & Tobacco - 1.1%
   2,000    Asahi Breweries Ltd. .............       20,360
       8    Japan Tobacco, Inc. ..............       66,924
   7,000    Kirin Brewery Co., Ltd. ..........       60,464
                                                -----------
                                                    147,748
                                                -----------
            Cellular & Wireless - 0.3%
       9    KDDI Corp. .......................       43,687
                                                -----------
            Chemicals & Rubber - 0.3%
   3,000    Mitsui Chemicals, Inc. ...........       14,808
   1,000    Nippon Shokubai Co., Ltd. ........        7,467
   2,000    Toyo Tire & Rubber Co., Ltd. .....        6,242
   2,000    Yokohama Rubber Co., Ltd. ........        7,912
                                                -----------
                                                     36,429
                                                -----------
            Communications Utilities - 0.3%
      11    Nippon Telegraph & Telephone
              Corp. ..........................       43,814
                                                -----------
            Construction & Homebuilding - 1.2%
     600    Chudenko Corp. ...................        7,992
   3,000    Daiwa House Industry Co., Ltd. ...       29,315
  16,000    Kawasaki Heavy Industries Ltd. ...       24,098
   3,000    Maeda Road Construction Co.,
              Ltd. ...........................       21,177
   2,000    Nippo Corp. ......................       11,468
   6,000    Obayashi Corp. ...................       29,833
   3,000    Sekisui House Ltd. ...............       28,635
   2,000    Yurtec Corp. .....................        9,418
                                                -----------
                                                    161,936
                                                -----------
            Construction Materials - 0.3%
   1,000    Matsushita Electric Works Ltd. ...        7,903
   2,000    NGK Spark Plug Co., Ltd. .........       20,832
   2,000    Sekisui Jushi Corp. ..............       12,249
                                                -----------
                                                     40,984
                                                -----------
            Drugs & Pharmaceuticals - 0.9%
   2,900    Daiichi Pharmaceutical Co.,
              Ltd. ...........................       49,914
   2,800    Sankyo Co., Ltd. .................       59,193
   2,000    Tanabe Seiyaku Co., Ltd. .........       17,802
                                                -----------
                                                    126,909
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

56  Laudus Funds Semi-Annual Report

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Electric Utilities - 1.9%
   2,800    Chubu Electric Power Co., Inc. ...  $    59,193
   4,400    Kansai Electric Power Co.,
              Inc. ...........................       77,568
   3,200    Kyushu Electric Power Co.,
              Inc. ...........................       59,956
   1,700    Tohoku Electric Power Co.,
              Inc. ...........................       28,042
   1,700    Tokyo Electric Power Co., Inc. ...       36,556
                                                -----------
                                                    261,315
                                                -----------
            Forest Products & Paper - 0.3%
      11    Nippon Unipac Holding.............       48,206
                                                -----------
            Information & Services - 0.2%
   2,000    Aichi Toyota Motor Co., Ltd. .....       30,885
                                                -----------
            Insurance - 0.4%
   6,000    Mitsui Sumitomo Insurance Co.,
              Ltd. ...........................       49,485
   3,000    Nisshin Fire & Marine Insurance
              Co., Ltd. ......................       10,425
                                                -----------
                                                     59,910
                                                -----------
            IT Hardware - 2.1%
     300    Futaba Corp. .....................        7,132
   1,200    Hitachi Maxell Ltd. ..............       16,234
   8,000    Matsushita Electric Industrial
              Co., Ltd. ......................      106,772
  11,000    NEC Corp. ........................       65,771
   4,000    Sharp Corp. ......................       55,020
   6,000    Toshiba Corp. ....................       22,048
   4,000    Toshiba TEC Corp. ................       16,187
                                                -----------
                                                    289,164
                                                -----------
            Land & Water Transportation - 1.0%
       7    Central Japan Railway Co. ........       55,001
       7    East Japan Railway Co. ...........       36,202
      12    West Japan Railway Co. ...........       46,818
                                                -----------
                                                    138,021
                                                -----------
            Metal Products & Machinery - 0.9%
   2,000    Amada Co., Ltd. ..................       10,434
  22,000    Mitsubishi Heavy Industries
              Ltd. ...........................       62,078
   3,000    Toyo Seikan Kaisha Ltd. ..........       46,328
                                                -----------
                                                    118,840
                                                -----------
            Miscellaneous Finance - 0.3%
   9,000    Nikko Cordial Corp. ..............       36,501
                                                -----------
            Oil Distribution - 0.6%
   5,000    Cosmo Oil Co., Ltd. ..............       14,517
   8,000    Nippon Oil Corp. .................       50,447
   2,000    Showa Shell Sekiyu K.K............       17,747
                                                -----------
                                                     82,711
                                                -----------
            Photooptical, Micros & Office Machinery - 0.8%
     300    Canon, Inc. ......................       14,100
   2,500    Fuji Photo Film Co., Ltd. ........       82,112
     400    Noritsu Koki Co., Ltd. ...........        7,785
   2,000    Sanyo Electric Co., Ltd. .........        6,478
                                                -----------
                                                    110,475
                                                -----------
            Publishing, Broadcasting & Cinema - 0.2%
   1,000    Dai Nippon Printing Co., Ltd. ....       13,374
   2,000    Toppan Printing Co., Ltd. ........       19,616
                                                -----------
                                                     32,990
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, JAPAN continued
            Real Estate Development - 0.1%
     500    Daito Trust Construction Co.,
              Ltd. ...........................  $    20,233
                                                -----------
            Restaurants, Hotels & Theaters - 0.2%
     400    Aruze Corp. ......................        9,799
     600    Heiwa Corp. ......................        8,656
   2,000    Kinki Nippon Tourist Co., Ltd.
              *...............................        4,337
     300    Sankyo Co., Ltd. .................       11,840
                                                -----------
                                                     34,632
                                                -----------
            Retail - 0.3%
     400    Aoyama Trading Co., Ltd. .........        9,073
   1,000    Seven-Eleven Japan Co., Ltd. .....       28,581
                                                -----------
                                                     37,654
                                                -----------
            Software - 0.8%
  11,000    Fujitsu Ltd. .....................       63,575
      17    NTT Data Corp. ...................       44,731
                                                -----------
                                                    108,306
                                                -----------
            Trade Co. - 0.2%
   9,000    Marubeni Corp. ...................       23,844
                                                -----------
                                                  2,887,879
                                                -----------
            NETHERLANDS - 3.0%
            Agriculture, Food & Beverage - 1.1%
   2,600    Unilever NV.......................      149,577
                                                -----------
            Insurance - 0.7%
   3,834    ING Groep NV......................       96,760
                                                -----------
            Integrated Oil Cos. - 0.0%
      53    Royal Dutch Petroleum Co. ........        2,730
                                                -----------
            IT Hardware - 1.2%
   7,025    Koninklijke (Royal) Philips
              Electronics NV..................      160,890
                                                -----------
            Wholesale - 0.0%
     105    Univar NV.........................        1,943
                                                -----------
                                                    411,900
                                                -----------
            NEW ZEALAND - 0.2%
            Agriculture, Food & Beverage - 0.0%
     574    Sanford Ltd. .....................        1,688
                                                -----------
            Construction Materials - 0.1%
   2,173    Fletcher Building Ltd. ...........        8,768
                                                -----------
            Electric Utilities - 0.1%
   2,263    Contact Energy Ltd. ..............        9,237
                                                -----------
            Gas & Other Public Utilities - 0.0%
   1,693    NGC Holdings Ltd. ................        3,547
                                                -----------
            Publishing, Broadcasting & Cinema - 0.0%
   1,155    Independent Newspapers Ltd. ......        3,981
                                                -----------
                                                     27,221
                                                -----------
            NORWAY - 0.8%
            Oil & Coal Resources - 0.8%
   1,611    Norsk Hydro ASA...................      117,268
                                                -----------
            PORTUGAL - 0.5%
            Electric Utilities - 0.5%
  22,413    Electricidade de Portugal SA......       65,417
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  57

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK continued
            SINGAPORE - 0.8%
            Banks & Credit Institutions - 0.5%
   5,000    DBS Group Holdings Ltd. ..........  $    47,518
   3,000    Hong Leong Finance Ltd. ..........        5,114
                                                -----------
                                                     52,632
                                                -----------
            Communications Utilities - 0.1%
  11,000    Singapore Telecommunications
              Ltd. ...........................       15,289
                                                -----------
            Insurance - 0.1%
   2,000    Great Eastern Holdings Ltd. ......       13,899
                                                -----------
            Land & Water Transportation - 0.0%
   1,000    Neptune Orient Lines Ltd. ........        1,675
                                                -----------
            Oil Distribution - 0.0%
   3,000    Singapore Petroleum Co., Ltd. ....        6,450
                                                -----------
            Real Estate Development - 0.1%
  10,000    CapitaLand Ltd. ..................       10,632
   2,000    Jardine Cycle & Carriage Ltd. ....        9,800
                                                -----------
                                                     20,432
                                                -----------
                                                    110,377
                                                -----------
            SPAIN - 3.7%
            Airlines - 0.2%
   9,538    Iberia Lineas Aereas de Espana....       26,417
                                                -----------
            Banks & Credit Institutions - 1.2%
  17,136    Banco Santander Central Hispano
              SA..............................      167,283
                                                -----------
            Construction & Homebuilding - 0.8%
   1,768    Abengoa SA........................       16,337
     600    Acciona SA........................       38,415
     823    ACS, Actividades de Construccion y
              Servicios SA....................       14,995
     994    Fomento de Construcciones y.......       36,901
            Contratas SA
   1,229    Obrascon Huarte Lain SA...........        9,403
                                                -----------
                                                    116,051
                                                -----------
            Electric Utilities - 0.3%
   2,400    Endesa SA.........................       45,696
                                                -----------
            Forest Products & Paper - 0.0%
      87    Grupo Empresarial Ence SA.........        2,399
                                                -----------
            Integrated Oil Cos. - 1.2%
   7,355    Repsol YPF SA.....................      161,505
                                                -----------
                                                    519,351
                                                -----------
            SWEDEN - 2.1%
            Banks & Credit Institutions - 1.2%
  19,724    Nordea Bank AB....................      161,201
                                                -----------
            Cellular & Wireless - 0.9%
  25,456    TeliaSonera AB....................      123,780
                                                -----------
                                                    284,981
                                                -----------
            SWITZERLAND - 8.0%
            Agriculture, Food & Beverage - 1.5%
      52    Barry Callebaut AG................        9,786
     838    Nestle SA.........................      191,934
                                                -----------
                                                    201,720
                                                -----------

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, SWITZERLAND continued
            Airlines - 0.0%
      30    Swissair Group * (a)..............  $         0
                                                -----------
            Chemicals & Rubber - 0.8%
     615    Ciba Specialty Chemicals AG.......       38,268
     823    Syngenta AG.......................       78,431
                                                -----------
                                                    116,699
                                                -----------
            Construction & Homebuilding - 0.1%
      55    Sulzer AG.........................       16,473
                                                -----------
            Construction Materials - 0.3%
     824    Holcim Ltd. ......................       43,454
                                                -----------
            Drugs & Pharmaceuticals - 3.2%
   2,706    Novartis AG.......................      126,123
   3,000    Roche Holding AG..................      309,922
                                                -----------
                                                    436,045
                                                -----------
            Electric Utilities - 0.1%
       5    Centralschweizerische
              Kraftwerke......................       11,592
                                                -----------
            Insurance - 1.3%
     212    Swiss Life Holding *..............       25,084
   1,100    Zurich Financial Services AG......      156,804
                                                -----------
                                                    181,888
                                                -----------
            Metal Products & Machinery - 0.3%
     191    Saurer AG *.......................       10,401
     400    Unaxis Holding AG.................       35,237
                                                -----------
                                                     45,638
                                                -----------
            Miscellaneous Finance - 0.4%
   1,674    Credit Suisse Group...............       53,423
                                                -----------
            Retail - 0.0%
     107    Charles Voegele Holding AG........        3,667
                                                -----------
                                                  1,110,599
                                                -----------
            UNITED KINGDOM - 24.3%
            Agriculture, Food & Beverage - 1.1%
  18,454    Unilever plc......................      150,187
                                                -----------
            Airlines - 0.2%
   5,231    BBA Group plc.....................       25,321
                                                -----------
            Banks & Credit Institutions - 5.3%
  25,447    Barclays plc......................      244,052
   8,800    HBOS plc..........................      118,793
   6,614    HSBC Holdings plc.................      104,962
   9,250    Royal Bank of Scotland Group
              plc.............................      267,145
                                                -----------
                                                    734,952
                                                -----------
            Basic Minerals & Metals - 1.0%
   6,000    Anglo American plc................      143,859
                                                -----------
            Beer, Liquor & Tobacco - 0.1%
   2,400    Scottish & Newcastle plc..........       16,395
                                                -----------
            Cellular & Wireless - 3.3%
  51,275    mmO2 plc *........................       91,161
 152,000    Vodafone Group plc................      363,755
                                                -----------
                                                    454,916
                                                -----------
            Chemicals & Rubber - 0.3%
  10,889    Imperial Chemical Industries
              plc.............................       41,576
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Equity Fund (Unaudited)

58  Laudus Funds Semi-Annual Report

 SHARES                                            VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Commercial Aircraft & Components - 0.4%
  13,139    Rolls-Royce Group plc.............  $    60,212
                                                -----------
            Communications Utilities - 0.8%
  36,000    BT Group plc......................      117,096
                                                -----------
            Construction & Homebuilding - 1.9%
   3,026    Barratt Developments plc..........       30,992
   2,100    Bellway plc.......................       27,740
   2,000    Berkeley Group plc................       45,890
   1,448    Bovis Homes Group plc.............       14,359
   5,550    George Wimpey plc.................       40,373
   1,426    Mowlem plc........................        4,742
   3,126    Persimmon plc.....................       37,419
   6,684    Taylor Woodrow plc................       31,840
   1,482    Wilson Bowden plc.................       28,748
                                                -----------
                                                    262,103
                                                -----------
            Construction Materials - 0.8%
  14,818    Aggregate Industries plc..........       25,607
   5,159    Hanson plc........................       38,182
   5,503    Pilkington plc....................        9,012
   2,491    RMC Group plc.....................       38,292
                                                -----------
                                                    111,093
                                                -----------
            Drugs & Pharmaceuticals - 1.4%
     953    AstraZeneca plc...................       39,060
   5,625    GlaxoSmithKline plc...............      121,228
   3,373    Shire Pharmaceuticals plc.........       31,907
                                                -----------
                                                    192,195
                                                -----------
            Gas & Other Public Utilities - 0.3%
   2,772    Severn Trent plc..................       44,041
                                                -----------
            Information & Services - 0.3%
   1,276    Alfred Mcalpine plc...............        5,951
   2,668    Davis Service Group plc...........       17,864
   1,343    RAC plc...........................       16,598
                                                -----------
                                                     40,413
                                                -----------
            Insurance - 1.9%
  17,000    Aviva plc.........................      168,424
  20,000    Friends Provident plc.............       50,396
  24,539    Old Mutual plc....................       50,732
                                                -----------
                                                    269,552
                                                -----------
            Integrated Oil Cos. - 3.7%
  25,000    BP plc............................      238,634
  36,593    Shell Transport & Trading Co.,
              plc.............................      268,509
                                                -----------
                                                    507,143
                                                -----------
            Land & Water Transportation - 0.0%
     428    Arriva plc........................        3,446
                                                -----------
            Metal Products & Machinery - 0.1%
   5,829    Novar plc.........................       12,236
                                                -----------

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
            COMMON STOCK, UNITED KINGDOM continued
            Miscellaneous Finance - 0.8%
  60,000    Legal & General Group plc.........  $   107,759
                                                -----------
            Restaurants, Hotels & Theaters - 0.1%
     877    Luminar plc.......................        7,268
                                                -----------
            Retail - 0.5%
  12,492    J Sainsbury plc...................       57,586
   8,000    Somerfield plc....................       18,168
                                                -----------
                                                     75,754
                                                -----------
                                                  3,377,517
                                                -----------
            TOTAL COMMON STOCK (COST
              $11,046,848)....................   12,856,760
                                                -----------
            REPURCHASE AGREEMENT - 6.8%
            UNITED STATES - 6.8%
$940,000    State Street Bank dated 9/30/04,
              due 10/1/04 at 0.25% with a
              maturity value of $940,007
              (Fully collateralized by Fannie
              Mae securities).................      940,000
                                                -----------
            TOTAL REPURCHASE AGREEMENT (COST
              $940,000).......................      940,000
                                                -----------
            TOTAL INVESTMENTS (COST
              $11,986,848) (B) - 99.4%........   13,796,760
            NET OTHER ASSETS
              (LIABILITIES) - 0.6%............       87,150
                                                -----------
            NET ASSETS - 100.0%...............  $13,883,910
                                                ===========

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by management.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation....................  $2,038,561
    Unrealized depreciation....................    (228,649)
                                                 ----------
    Net unrealized appreciation................  $1,809,912
                                                 ==========

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                                       UNREALIZED
                        DELIVERY   CONTRACT AMOUNT    APPRECIATION/
                          DATE     (LOCAL CURRENCY)   DEPRECIATION
                        --------   ----------------   -------------
Receive British Pounds
  in Exchange for
  21,726 U.S.
  Dollars.............  10/1/04         12,000            $(11)

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  59

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG INTERNATIONAL SMALL CAPITALIZATION FUND as of 09/30/04 (Unaudited)

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK - 94.9%
              AUSTRALIA - 5.1%
              Agriculture, Food & Beverage - 0.1%
     63,638   Great Southern Plantations
                Ltd. .......................  $    147,047
                                              ------------
              Airlines - 0.2%
    194,929   Macquarie Airports............       365,700
                                              ------------
              Banks & Credit Institutions - 0.2%
     22,170   Adelaide Bank Ltd. ...........       144,530
     31,169   Bendigo Bank Ltd. ............       220,128
                                              ------------
                                                   364,658
                                              ------------
              Basic Minerals & Metals - 0.5%
     69,492   GRD NL........................       112,754
     59,500   Iluka Resources Ltd. .........       209,460
     39,304   Jubilee Mines NL..............       127,260
    116,207   OneSteel Ltd. ................       255,890
     70,448   Portman Ltd. .................       111,754
     34,592   Smorgon Steel Group Ltd. .....        28,314
     58,024   Sons of Gwalia Ltd. * (a).....             0
     72,909   Ticor Ltd. ...................        80,802
                                              ------------
                                                   926,234
                                              ------------
              Chemicals & Rubber - 0.0%
     23,901   Wattyl Ltd. ..................        64,230
                                              ------------
              Construction Materials - 0.4%
    100,418   Adelaide Brighton Ltd. .......       108,379
    142,193   Boral Ltd. ...................       709,653
                                              ------------
                                                   818,032
                                              ------------
              Financial Investments - 0.0%
     19,109   Australian Foundation
                Investment Co., Ltd. .......        45,954
                                              ------------
              Forest Products & Paper - 0.2%
    109,329   PaperlinX Ltd. ...............       422,096
                                              ------------
              Health Care & Hospital - 0.3%
    150,952   Mayne Group Ltd. .............       431,901
    181,602   MIA Group Ltd. ...............       146,013
                                              ------------
                                                   577,914
                                              ------------
              Information & Services - 0.1%
     69,120   Downer EDI Ltd. ..............       200,269
     23,379   Spotless Group Ltd. ..........        78,576
                                              ------------
                                                   278,845
                                              ------------
              Instruments - 0.1%
     45,028   Ansell Ltd. ..................       288,326
                                              ------------
              Insurance - 0.2%
    140,338   Promina Group Ltd. ...........       460,492
                                              ------------
              IT Hardware - 0.0%
     13,422   Hills Industries Ltd. ........        37,917
                                              ------------
              Land & Water Transportation - 0.0%
     93,567   Adsteam Marine Ltd. ..........        98,952
                                              ------------
              Oil & Coal Resources - 0.4%
     54,525   Centennial Coal Co., Ltd. ....       157,981
     56,826   MacArthur Coal Ltd. ..........       143,243
    272,114   Oil Search Ltd. ..............       293,688
     26,390   Washington H. Soul Pattinson &
                Co., Ltd. ..................       174,908
                                              ------------
                                                   769,820
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, AUSTRALIA continued
              Oil Distribution - 0.2%
     65,592   Caltex Australia Ltd. ........  $    440,432
                                              ------------
              Publishing, Broadcasting & Cinema - 0.6%
     96,260   APN News & Media Ltd. ........       316,557
    138,548   Austereo Group Ltd. ..........       134,479
     50,000   PMP Ltd. *....................        60,845
     44,629   Seven Network Ltd. ...........       159,695
     17,209   Southern Cross Broadcasting
                (Australia) Ltd. ...........       155,193
     81,908   Village Roadshow Ltd. *.......       118,660
                                              ------------
                                                   945,429
                                              ------------
              Real Estate Development - 0.0%
     39,527   FKP Ltd. .....................        94,484
                                              ------------
              Restaurants, Hotels & Theaters - 0.1%
     44,632   Amalgamated Holdings Ltd. ....       122,851
                                              ------------
              Retail - 0.4%
     30,669   Colorado Group Ltd. ..........       127,292
    108,758   David Jones Ltd. .............       151,256
     14,178   Miller's Retail Ltd. .........        13,453
    137,154   Origin Energy Ltd. ...........       603,040
                                              ------------
                                                   895,041
                                              ------------
              Software - 0.1%
     61,754   Baycorp Advantage Ltd. *......       143,588
                                              ------------
              Wholesale - 1.0%
     15,250   Alesco Corp., Ltd. ...........        82,295
    122,072   Aristocrat Leisure Ltd. ......       685,276
      2,896   Crane Group Ltd. .............        20,600
     17,088   GWA International Ltd. .......        37,752
    125,211   Lion Nathan Ltd. .............       669,341
     30,000   National Foods Ltd. ..........        97,570
     23,279   Sims Group Ltd. ..............       231,854
                                              ------------
                                                 1,824,688
                                              ------------
                                                10,132,730
                                              ------------
              AUSTRIA - 1.0%
              Banks & Credit Institutions - 0.2%
      4,145   Investkredit Bank AG..........       388,681
                                              ------------
              Basic Minerals & Metals - 0.8%
     28,600   voestalpine AG................     1,621,187
                                              ------------
                                                 2,009,868
                                              ------------
              BELGIUM - 1.6%
              Basic Minerals & Metals - 0.7%
     18,241   Umicore.......................     1,331,000
                                              ------------
              Construction & Homebuilding - 0.1%
        728   Compagnie Francois d'
                Entreprises (CFE)...........       209,678
                                              ------------
              Financial Investments - 0.3%
     74,402   Econocom Group................       568,305
                                              ------------
              Gas & Other Public Utilities - 0.0%
         40   Distrigaz.....................        98,118
                                              ------------
              Information & Services - 0.1%
     10,543   Solvus SA *...................       167,870
                                              ------------
              Metal Products & Machinery - 0.3%
     77,870   Ion Beam Applications *.......       664,429
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

60  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, BELGIUM continued
              Restaurants, Hotels & Theaters - 0.1%
      9,253   Quick Restaurants SA..........  $    145,607
                                              ------------
                                                 3,185,007
                                              ------------
              CANADA - 6.6%
              Agriculture, Food & Beverage - 0.1%
     10,700   Canada Bread Co., Ltd. .......       240,625
        200   Maple Leaf Foods, Inc. .......         2,100
      1,700   Saputo, Inc. .................        44,933
                                              ------------
                                                   287,658
                                              ------------
              Airlines - 0.0%
        300   CHC Helicopter Corp., Class
                A...........................        11,616
                                              ------------
              Autos - 0.1%
      8,500   Tesma International, Inc.,
                Class A.....................       201,561
                                              ------------
              Basic Minerals & Metals - 1.0%
      3,000   Cameco Corp. .................       237,881
      7,600   Falconbridge Ltd. ............       201,778
     17,800   IPSCO, Inc. ..................       496,074
     59,700   Kinross Gold Corp. *..........       404,274
     34,500   Teck Cominco Ltd., Class B....       741,767
                                              ------------
                                                 2,081,774
                                              ------------
              Biotechnology - 0.1%
     13,200   QLT, Inc. *...................       217,888
                                              ------------
              Chemicals & Rubber - 0.3%
     37,500   Methanex Corp. ...............       560,033
                                              ------------
              Communications Utilities - 0.2%
     19,000   Cogeco Cable, Inc. *..........       326,538
                                              ------------
              Drugs & Pharmaceuticals - 0.2%
     30,800   Axcan Pharma, Inc. *..........       477,497
                                              ------------
              Electric Utilities - 0.2%
      8,600   ATCO Ltd., Class I............       339,773
        100   Fortis, Inc. .................         4,840
                                              ------------
                                                   344,613
                                              ------------
              Forest Products & Paper - 0.7%
     39,400   Canfor Corp. *................       496,566
      9,820   Fraser Papers, Inc. *.........       124,229
     28,400   Intertape Polymer Group, Inc.
                *...........................       213,188
     49,100   Norbord, Inc. ................       476,819
                                              ------------
                                                 1,310,802
                                              ------------
              Furniture & Household Items - 0.2%
        700   Dorel Industries, Inc., Class
                B *.........................        19,691
     47,100   Royal Group Technologies Ltd.
                *...........................       413,109
                                              ------------
                                                   432,800
                                              ------------
              Insurance - 0.3%
        837   E-L Financial Corp. Ltd. .....       239,748
      1,000   Fairfax Financial Holdings
                Ltd. .......................       124,057
     17,900   Kingsway Financial Services,
                Inc. *......................       234,225
                                              ------------
                                                   598,030
                                              ------------
              IT Hardware - 0.2%
     35,300   Celestica, Inc. *.............       447,683
                                              ------------
              Land & Water Transportation - 0.2%
     27,000   CP Ships Ltd. ................       327,486
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, CANADA continued
              Metal Products & Machinery - 0.2%
     30,500   Linamar Corp. ................  $    327,763
                                              ------------
              Oil & Coal Resources - 0.2%
        428   Paramount Energy Trust........         5,394
     14,300   PetroKazakhstan, Inc., Class
                A...........................       484,859
                                              ------------
                                                   490,253
                                              ------------
              Oil Distribution - 0.4%
     16,200   ShawCor Ltd. .................       150,409
     98,700   Sherritt International Corp.
                *...........................       619,239
                                              ------------
                                                   769,648
                                              ------------
              Photooptical, Micros & Office
                Machinery - 0.3%
        600   ATI Technologies, Inc. *......         9,188
     62,000   Creo, Inc. *..................       509,502
                                              ------------
                                                   518,690
                                              ------------
              Publishing, Broadcasting & Cinema - 0.7%
      3,000   Alliance Atlantis
                Communications, Inc., Class
                B *.........................        66,090
     11,800   Astral Media, Inc. ...........       264,429
      4,300   Cinram International, Inc. ...        72,032
     23,500   Quebecor World, Inc. .........       523,645
        100   Quebecor, Inc., Class B.......         2,101
        700   Torstar Corp., Class B........        14,049
     29,500   Transcontinental, Inc., Class
                A...........................       547,785
                                              ------------
                                                 1,490,131
                                              ------------
              Real Estate Investment Trusts - 0.1%
      8,900   BPO Properties Ltd. ..........       281,301
                                              ------------
              Retail - 0.1%
      2,000   Empire Co., Ltd., Class A.....        45,830
      7,700   Hudson's Bay Co. .............        80,313
                                              ------------
                                                   126,143
                                              ------------
              Soaps & Cosmetics - 0.2%
     21,200   CCL Industries, Inc., Class
                B...........................       311,077
                                              ------------
              Software - 0.3%
     70,700   CGI Group, Inc. *.............       474,853
      8,300   Geac Computer Corp., Ltd. *...        52,926
                                              ------------
                                                   527,779
                                              ------------
              Wholesale - 0.3%
     10,500   Canadian Tire Corp Ltd., Class
                A...........................       412,102
      6,100   West Fraser Timber Co.,
                Ltd. .......................       255,462
                                              ------------
                                                   667,564
                                              ------------
                                                13,136,328
                                              ------------
              CHINA - 0.7%
              Banks & Credit Institutions - 0.2%
    255,000   Industrial & Commercial Bank
                of China (Asia) Ltd. .......       348,260
                                              ------------
              Beer, Liquor & Tobacco - 0.1%
    140,000   Beijing Enterprises Holdings
                Ltd. .......................       169,658
                                              ------------
              Construction & Homebuilding - 0.2%
    234,000   Shanghai Industrial Holdings
                Ltd. .......................       426,107
                                              ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  61

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, CHINA continued
              Land & Water Transportation - 0.1%
    410,000   GZI Transportation Ltd. ......  $    114,355
    266,000   Tianjin Development Holdings
                Ltd. .......................        99,775
                                              ------------
                                                   214,130
                                              ------------
              Real Estate Development - 0.1%
    910,000   China Overseas Land &
                Investment Ltd. ............       197,216
                                              ------------
                                                 1,355,371
                                              ------------
              DENMARK - 2.9%
              Agriculture, Food & Beverage - 0.1%
      2,687   Danisco A/S...................       141,714
                                              ------------
              Basic Minerals & Metals - 0.5%
     43,200   NKT Holding A/S...............       987,783
                                              ------------
              Chemicals & Rubber - 0.1%
     20,000   Auriga Industries A/S, Class
                B...........................       280,393
                                              ------------
              Financial Investments - 0.3%
     14,387   Dansk Kapitalanlaeg A/S.......       693,945
                                              ------------
              Information & Services - 0.7%
     25,600   ISS A/S.......................     1,356,565
      2,300   PER Aarsleff A/S, Class B.....        99,423
                                              ------------
                                                 1,455,988
                                              ------------
              Insurance - 0.8%
     36,500   Codan A/S.....................     1,504,690
                                              ------------
              Land & Water Transportation - 0.4%
        289   D/S Norden A/S................       126,374
     14,400   Mols-Linien A/S *.............       576,807
                                              ------------
                                                   703,181
                                              ------------
              Publishing, Broadcasting & Cinema - 0.0%
        534   VT Holding....................        30,748
                                              ------------
              Wholesale - 0.0%
        300   DLH A/S, Class B *............        18,226
                                              ------------
                                                 5,816,668
                                              ------------
              FINLAND - 4.2%
              Agriculture, Food & Beverage - 0.6%
     77,092   HK Ruokatalo Oyj, Class A.....       724,814
     13,978   Lannen Tehtaat Oyj............       208,328
    127,842   Raisio Group plc, Class V.....       314,384
                                              ------------
                                                 1,247,526
                                              ------------
              Airlines - 0.6%
    192,007   Finnair Oyj...................     1,192,363
                                              ------------
              Basic Minerals & Metals - 0.7%
    134,966   Rautaruukki Oyj...............     1,315,878
                                              ------------
              Cellular & Wireless - 0.7%
    122,000   Elisa Corp. *.................     1,613,731
                                              ------------
              Chemicals & Rubber - 0.6%
     82,000   Kemira Oyj....................     1,140,653
                                              ------------
              Forest Products & Paper - 0.4%
    128,500   M-real Oyj, Class B...........       742,126
                                              ------------
              Furniture & Household Items - 0.1%
      3,763   Uponor Oyj....................       133,059
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FINLAND continued
              IT Hardware - 0.2%
     22,003   Elcoteq Network Corp., Class
                A...........................  $    409,916
                                              ------------
              Land & Water Transportation - 0.0%
      4,752   Birka Line AB, Class A........        94,432
                                              ------------
              Real Estate Development - 0.3%
     70,000   Rakentajain Konevuokraamo Oyj,
                Class B.....................       554,677
                                              ------------
                                                 8,444,361
                                              ------------
              FRANCE - 9.4%
              Agriculture, Food & Beverage - 0.3%
      6,476   Provimi SA....................       123,865
        588   Sucriere de Pithiviers Le
                Vieil.......................       419,190
                                              ------------
                                                   543,055
                                              ------------
              Airlines - 0.2%
     30,000   Air France-KLM................       472,457
                                              ------------
              Banks & Credit Institutions - 0.0%
        815   Caisse Regionale du Credit
                Agricole Mutuel Loire Haute-
                Loire.......................        56,280
                                              ------------
              Basic Minerals & Metals - 1.5%
     19,820   Eramet SLN....................     1,575,451
     34,899   Nexans SA.....................     1,184,607
                                              ------------
                                                 2,760,058
                                              ------------
              Construction & Homebuilding - 0.5%
     12,612   Eiffage.......................     1,077,690
                                              ------------
              Construction Materials - 0.1%
      1,600   Ciments Francais..............       139,104
      1,341   SA des Ciments Vicat..........       146,566
                                              ------------
                                                   285,670
                                              ------------
              Financial Investments - 1.1%
      2,109   Francarep.....................       300,967
     10,080   Societe Fonciere Financiere et
                de Participations (FFP).....     1,815,307
                                              ------------
                                                 2,116,274
                                              ------------
              Forest Products & Paper - 0.5%
      3,181   Exacompta Clairefontaine......       719,046
     66,273   Otor..........................       330,890
                                              ------------
                                                 1,049,936
                                              ------------
              Furniture & Household Items - 0.2%
      4,800   Smoby SA......................       453,082
                                              ------------
              Gas & Other Public Utilities - 0.2%
      4,500   Seche Environnement...........       299,570
                                              ------------
              Information & Services - 1.0%
     27,131   Compagnie Generale de
                Geophysique SA *............     1,817,937
        738   Groupe ONET...................       228,874
                                              ------------
                                                 2,046,811
                                              ------------
              Instruments - 0.5%
     13,800   Guerbet.......................     1,046,373
                                              ------------
              Land & Water Transportation - 1.2%
      9,550   Bollore Investissement........       699,805
     21,200   Geodis *......................     1,619,319
                                              ------------
                                                 2,319,124
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

62  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, FRANCE continued
              Metal Products & Machinery - 0.7%
     36,200   Valeo SA......................  $  1,325,433
                                              ------------
              Oil Distribution - 0.0%
      1,023   Rubis.........................        47,011
                                              ------------
              Real Estate Development - 0.4%
      2,146   Affine........................       174,579
     15,271   Bail Investissement
                Fonciere....................       542,445
        276   Maisons France Confort........        17,825
                                              ------------
                                                   734,849
                                              ------------
              Restaurants, Hotels & Theaters - 0.0%
         96   Buffalo Grill.................         1,525
                                              ------------
              Retail - 0.8%
      6,432   Etam..........................       117,432
     31,800   Rallye SA.....................     1,538,353
                                              ------------
                                                 1,655,785
                                              ------------
              Textiles & Apparel - 0.2%
     10,887   Chargeurs SA..................       367,789
                                              ------------
                                                18,658,772
                                              ------------
              GERMANY - 6.2%
              Construction & Homebuilding - 0.4%
      7,809   Bilfinger Berger AG...........       270,596
     17,410   Hochtief AG...................       428,572
      3,692   Strabag AG *..................       188,921
                                              ------------
                                                   888,089
                                              ------------
              Construction Materials - 0.5%
     24,180   Dyckerhoff AG *...............       924,972
                                              ------------
              Drugs & Pharmaceuticals - 0.7%
     23,700   Merck KGaA....................     1,339,311
                                              ------------
              Financial Investments - 0.1%
     64,247   Bankgesellschaft Berlin AG
                *...........................       161,983
      2,685   Deutsche Balaton AG *.........        18,008
                                              ------------
                                                   179,991
                                              ------------
              Government Aircraft & Defense - 0.3%
     13,855   Rheinmetall AG................       607,439
                                              ------------
              Instruments - 0.9%
     18,800   Fresenius AG..................     1,704,521
                                              ------------
              Insurance - 0.5%
     51,800   Wuerttembergische
                Lebensversicherung AG.......       939,943
                                              ------------
              Land & Water Transportation - 0.0%
      9,500   Thiel Logistik AG *...........        46,370
                                              ------------
              Metal Products & Machinery - 2.7%
     44,170   Duerr AG *....................       949,063
     43,168   Gildemeister AG *.............       324,369
     33,172   IWKA AG.......................       784,441
      6,090   KSB AG........................     1,077,838
        225   Kuehnle Kopp Kausch AG........         6,148
    150,000   Salzgitter AG.................     2,287,763
                                              ------------
                                                 5,429,622
                                              ------------
              Publishing, Broadcasting & Cinema - 0.0%
      2,657   Schlott Gruppe AG.............        66,990
                                              ------------
              Restaurants, Hotels & Theaters - 0.1%
      9,897   Sixt AG.......................       151,193
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, GERMANY continued
              Soaps & Cosmetics - 0.0%
         83   Fuchs Petrolub AG.............  $      6,701
                                              ------------
              Textiles & Apparel - 0.0%
      4,599   Ahlers AG.....................        64,431
                                              ------------
                                                12,349,573
                                              ------------
              GREECE - 0.3%
              Banks & Credit Institutions - 0.3%
      5,056   Bank of Greece................       524,971
                                              ------------
              HONG KONG - 3.1%
              Agriculture, Food & Beverage - 0.1%
     45,000   Lam Soon (Hong Kong) Ltd. ....        15,004
    528,000   Vedan International (Holdings)
                Ltd. *......................       115,105
                                              ------------
                                                   130,109
                                              ------------
              Banks & Credit Institutions - 0.3%
    346,000   Asia Financial Holdings
                Ltd. .......................        73,211
    280,000   International Bank of Asia
                Ltd. .......................       109,515
    101,000   Liu Chong Hing Bank Ltd. .....       142,471
     48,800   Wing Lung Bank Ltd. ..........       356,704
                                              ------------
                                                   681,901
                                              ------------
              Cellular & Wireless - 0.1%
    143,500   SmarTone Telecommunications
                Holdings Ltd. ..............       154,577
                                              ------------
              Communications Utilities - 0.1%
    305,000   I-CABLE Communications
                Ltd. .......................       104,626
                                              ------------
              Consumer Durables - 0.0%
    364,000   Skyworth Digital Holdings
                Ltd. .......................        99,191
                                              ------------
              Financial Investments - 0.3%
     58,500   Asia Satellite
                Telecommunications Holdings
                Ltd. .......................       111,028
    480,000   Chinese Estates Holdings
                Ltd. .......................       286,225
    349,600   HKR International Ltd. .......       132,254
     84,000   Peregrine Investment Holdings
                Ltd. * (a)..................             0
                                              ------------
                                                   529,507
                                              ------------
              Furniture & Household Items - 0.0%
    334,000   EganaGoldpfeil Holdings
                Ltd. .......................        56,966
                                              ------------
              Instruments - 0.1%
    176,000   Moulin International Holdings
                Ltd. .......................        99,871
                                              ------------
              IT Hardware - 0.1%
    102,000   Truly International Holdings
                Ltd. .......................       103,333
      7,000   Vtech Holdings Ltd. ..........        13,196
                                              ------------
                                                   116,529
                                              ------------
              Land & Water Transportation - 0.4%
     17,000   NWS Holdings Ltd. ............        20,710
    139,500   Orient Overseas International
                Ltd. .......................       558,140
    903,000   Star Cruises Ltd. *...........       234,491
                                              ------------
                                                   813,341
                                              ------------
              Metal Products & Machinery - 0.0%
     59,000   Chen Hsong Holdings Ltd. .....        35,560
                                              ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  63

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, HONG KONG continued
              Miscellaneous Finance - 0.0%
    404,000   Sun Hung Kai & Co., Ltd. .....  $     97,399
                                              ------------
              Real Estate Development - 0.9%
      4,000   China Motor Bus Co., Ltd. ....        25,647
    343,000   Far East Consortium
                International Ltd. .........        82,253
    145,000   Great Eagle Holding Co.,
                Ltd. .......................       283,564
    120,000   Henderson China Holdings
                Ltd. .......................        58,476
    121,000   Hong Kong Ferry (Holdings)
                Co., Ltd. ..................       121,030
    151,000   Hopewell Holdings Ltd. .......       314,663
    255,500   Kerry Properties Ltd. ........       481,641
     37,000   Miramar Hotel & Investment
                Co., Ltd. ..................        38,670
    482,400   New World China Land Ltd. *...       145,375
     32,000   New World Development Co.,
                Ltd. .......................        30,161
    114,000   Sino Land Co., Ltd. ..........        84,790
    203,000   Tai Cheung Holdings Ltd. .....        82,001
    235,000   Tian An China Investments Co.,
                Ltd. *......................        57,861
    168,000   Wheelock Properties Ltd. .....        70,556
    106,000   Wing On Co. International
                Ltd. .......................       114,862
                                              ------------
                                                 1,991,550
                                              ------------
              Restaurants, Hotels & Theaters - 0.4%
     77,000   Harbour Centre Development
                Ltd. .......................        77,513
    314,500   Hongkong & Shanghai Hotels
                Ltd. .......................       229,884
    496,000   Shangri-La Asia Ltd. .........       534,288
                                              ------------
                                                   841,685
                                              ------------
              Retail - 0.1%
     72,000   Bossini International Holdings
                Ltd. .......................        12,188
    351,000   Glorious Sun Enterprises
                Ltd. .......................       114,778
                                              ------------
                                                   126,966
                                              ------------
              Software - 0.1%
    403,000   Digital China Holdings Ltd.
                *...........................       111,111
    646,000   SUNeVision Holdings Ltd. *....       114,321
                                              ------------
                                                   225,432
                                              ------------
              Wholesale - 0.1%
    636,000   Tan Chong International
                Ltd. .......................       122,338
                                              ------------
                                                 6,227,548
                                              ------------
              IRELAND - 1.1%
              Oil & Coal Resources - 0.5%
  1,245,672   Dragon Oil plc *..............       959,217
                                              ------------
              Software - 0.2%
    110,223   Iona Technologies plc *.......       410,691
                                              ------------
              Wholesale - 0.4%
     40,000   DCC plc.......................       732,780
                                              ------------
                                                 2,102,688
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              ITALY - 8.0%
              Banks & Credit Institutions - 0.9%
    267,000   Banca Popolare di Milano Scrl
                (BPM).......................  $  1,674,650
      1,532   Banco di Sardegna S.p.A. .....        23,328
                                              ------------
                                                 1,697,978
                                              ------------
              Construction & Homebuilding - 0.4%
  1,472,187   Impregilo S.p.A. .............       795,378
     14,189   Vianini Lavori S.p.A. ........        98,864
                                              ------------
                                                   894,242
                                              ------------
              Construction Materials - 0.6%
     95,311   Buzzi Unicem S.p.A. ..........     1,259,523
                                              ------------
              Consumer Durables - 0.4%
    167,600   De'Longhi S.p.A. .............       709,823
                                              ------------
              Electric Utilities - 1.2%
    603,000   C.I.R. S.p.A. - Compagnie
                Industriali Riunite.........     1,318,110
    594,000   Edison S.p.A. *...............     1,032,847
                                              ------------
                                                 2,350,957
                                              ------------
              Financial Investments - 0.0%
    128,662   Intek S.p.A. .................        83,734
                                              ------------
              Information & Services - 0.0%
     57,741   Trevi Finanziaria S.p.A. .....        87,276
                                              ------------
              Instruments - 0.1%
     89,181   Sirti S.p.A. *................       202,142
                                              ------------
              Insurance - 1.6%
     76,000   Fondiaria-Sai S.p.A. .........     1,715,103
    370,000   Milano Assicurazioni
                S.p.A. .....................     1,557,841
                                              ------------
                                                 3,272,944
                                              ------------
              Metal Products & Machinery - 0.3%
     19,538   Danieli & Co S.p.A. ..........       118,419
     74,613   Emak S.p.A. ..................       341,950
     22,189   Sogefi S.p.A. ................        90,944
                                              ------------
                                                   551,313
                                              ------------
              Miscellaneous Finance - 0.2%
     96,539   Mittel S.p.A. ................       413,660
                                              ------------
              Oil Distribution - 0.6%
    136,000   ERG S.p.A. ...................     1,108,063
                                              ------------
              Publishing, Broadcasting & Cinema - 0.6%
  1,255,039   Cofide S.p.A. - Compagnia
                Finanziaria de Benedetti....     1,022,546
    103,131   Monrif S.p.A. *...............        88,765
                                              ------------
                                                 1,111,311
                                              ------------
              Real Estate Development - 0.1%
     59,109   IMMSI S.p.A. .................       116,727
                                              ------------
              Restaurants, Hotels & Theaters - 0.5%
    516,168   Cremonini S.p.A. .............     1,032,140
                                              ------------
              Retail - 0.3%
    280,000   Stefanel S.p.A. ..............       613,796
                                              ------------
              Soaps & Cosmetics - 0.1%
     15,024   Mirato S.p.A. ................       114,758
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

64  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, ITALY continued
              Textiles & Apparel - 0.1%
     52,675   Linificio e Canapificio
                Nazionale S.p.A. ...........  $    204,772
      1,453   Vincenzo Zucchi S.p.A.........         6,551
                                              ------------
                                                   211,323
                                              ------------
                                                15,831,710
                                              ------------
              JAPAN - 14.6%
              Agriculture, Food & Beverage - 0.6%
         13   Coca-Cola Central Japan Co.,
                Ltd. .......................        91,884
      8,000   Dydo Drinco, Inc. ............       206,506
     15,000   Fuji Foods, Inc. .............        56,208
      6,000   Fujicco Co., Ltd. ............        77,303
      2,000   Kenko Mayonnaise Co., Ltd. ...         7,984
      9,000   Kinki Coca-Cola Bottling Co.,
                Ltd. .......................        81,005
     44,000   Marudai Food Co., Ltd. .......        84,235
    112,000   Morinaga & Co., Ltd. .........       239,823
     14,000   Nichiwa Sangyo Co., Ltd. .....        36,837
     42,000   Nissin Sugar Manufacturing
                Co., Ltd. ..................        79,263
      6,000   Riken Vitamin Co., Ltd. ......       117,045
     16,000   Rokko Butter Co., Ltd. .......        46,455
     14,000   S Foods, Inc. ................        97,682
      1,000   Semba Tohka Industries Co.,
                Ltd. .......................         2,722
     19,000   Tokatsu Foods Co., Ltd. ......        65,508
                                              ------------
                                                 1,290,460
                                              ------------
              Autos - 0.9%
      2,000   Chuo Malleable Iron Co.,
                Ltd. .......................         7,222
      3,000   Fuji Univance Corp. ..........        11,078
      3,000   Hirata Technical Co., Ltd. ...        15,597
      1,100   Imasen Electric Industrial
                Co., Ltd. ..................         9,452
     18,000   Kanto Auto Works Ltd. ........       210,842
      3,000   Kikuchi Co., Ltd. ............        20,442
      4,800   Kyokuto Kaihatsu Kogyo Co.,
                Ltd. .......................        53,481
      2,000   Mahle Tennex Corp. ...........         5,480
      3,000   Meiwa Industry Co., Ltd. .....         8,846
     11,000   Mitsuba Corp. ................        75,153
      6,000   Murakami Corp. ...............        38,107
      6,000   Nippon Seiki Co., Ltd. .......        58,522
    101,000   Nissan Diesel Motor Co., Ltd.
                *...........................       281,333
     41,000   Nissan Shatai Co., Ltd. ......       238,824
      8,000   Pacific Industrial Co.,
                Ltd. .......................        38,688
      5,000   Sumitomo Wiring Systems
                Ltd. .......................        88,917
     11,000   Technol Eight Co., Ltd. ......        34,832
      6,000   Tokai Rika Co., Ltd. .........       100,984
     25,000   Tokico Ltd. ..................        78,710
     35,000   Toyoda Machine Works Ltd. ....       269,928
     15,000   U-Shin Ltd. ..................       106,428
      2,000   Yachiyo Industry Co., Ltd. ...        16,404
                                              ------------
                                                 1,769,270
                                              ------------
              Banks & Credit Institutions - 0.7%
      1,400   Aichi Bank Ltd. ..............       100,603
      3,900   Bank of Okinawa Ltd. .........        87,756
     26,800   Chiba Kogyo Bank Ltd. *.......       146,626

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Banks & Credit Institutions continued
      3,400   Credia Co., Ltd. .............  $     64,165
    116,800   Hokuhoku Financial Group,
                Inc. .......................       243,742
      1,000   Japan Asia Investment Co.,
                Ltd. .......................         3,720
     13,000   Japan Securities Finance Co.,
                Ltd. .......................        74,899
      3,000   Kagawa Bank Ltd. .............        13,610
     75,600   Nishi-Nippon City Bank
                Ltd. .......................       292,894
      3,000   Osaka Securities Finance Co.,
                Ltd. .......................         8,111
     18,800   Shinki Co., Ltd. .............       137,313
     19,000   Taiko Bank Ltd. ..............        41,374
     11,000   Tochigi Bank Ltd. ............        57,388
      4,600   Tokyo Tomin Bank Ltd. ........        82,972
                                              ------------
                                                 1,355,173
                                              ------------
              Basic Minerals & Metals - 1.0%
     27,000   Araya Industrial Co., Ltd. ...        55,120
     25,000   Kurimoto Ltd. ................        61,924
    121,000   Mitsubishi Cable Industries
                Ltd. *......................       133,938
     35,000   Nakayama Steel Works Ltd. ....       136,869
     13,000   Nichia Steel Works Ltd. ......        52,488
     42,000   Nittetsu Mining Co., Ltd. ....       165,386
     86,000   Sanyo Special Steel Co.,
                Ltd. .......................       157,619
     37,000   Shinko Wire Co., Ltd. ........        45,321
    115,000   Showa Electric Wire & Cable
                Co., Ltd. ..................       143,991
      8,000   Sumitomo Pipe & Tube Co.,
                Ltd. .......................        22,864
     57,000   Toho Zinc Co., Ltd. ..........       125,673
      1,000   Tohoku Steel Co., Ltd. .......         6,215
     10,000   Tokyo Steel Manufacturing Co.,
                Ltd. .......................       169,396
     30,000   Toyo Kohan Co., Ltd. .........       112,144
     24,000   Yamato Kogyo Co., Ltd. .......       327,505
     68,000   Yodogawa Steel Works Ltd. ....       309,722
                                              ------------
                                                 2,026,175
                                              ------------
              Beer, Liquor & Tobacco - 0.1%
     76,000   Mercian Corp. ................       168,943
                                              ------------
              Chemicals & Rubber - 0.8%
     36,000   Asahi Denka Co., Ltd. ........       324,347
     23,000   Asahipen Corp. ...............        39,441
      3,000   Atomix Co., Ltd. .............        13,011
      3,000   Cemedine Co., Ltd. ...........        10,697
     82,000   Kureha Chemical Industry Co.,
                Ltd. .......................       309,504
      2,000   Manac, Inc. ..................        10,979
     22,000   Nippon Fine Chemical Co.,
                Ltd. .......................        84,036
     60,000   Nippon Soda Co., Ltd. ........       167,672
     16,000   Nippon Synthetic Chemical
                Industry Co., Ltd. .........        38,180
     12,000   SEC Corp. ....................        32,663
     38,000   Sekisui Plastics Co., Ltd. ...       112,743
      1,000   Showa Tansan Co., Ltd. .......         3,176
      2,000   Taoka Chemical Co., Ltd. .....         6,297
      4,000   Tigers Polymer Corp. .........        18,582
      1,000   Toagosei Co., Ltd. ...........         2,559
      5,000   Tohcello Co., Ltd. ...........        22,683

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  65

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Chemicals & Rubber continued
      7,000   Tokyo Printing Ink
                Manufacturing Co., Ltd. ....  $     19,371
     92,000   Toyo Tire & Rubber Co.,
                Ltd. .......................       287,148
                                              ------------
                                                 1,503,089
                                              ------------
              Construction & Homebuilding - 1.2%
     17,000   Asahi Kogyosha Co., Ltd. .....        50,129
     57,000   Asanuma Corp. ................        97,745
      1,400   C-Cube Corp. .................         4,217
     10,000   Dai-Dan Co., Ltd. ............        52,806
     38,000   Daiho Corp. ..................        75,852
      9,000   Daiichi Kensetsu Corp. .......        45,321
     25,000   Fukuda Corp. .................       107,517
      9,000   Hibiya Engineering Ltd. ......        65,245
     28,000   Higashi Nihon House Co., Ltd.
                *...........................        49,794
     25,000   Hitachi Plant Engineering &
                Construction Co., Ltd. .....        97,537
      8,400   Japan Foundation Engineering
                Co., Ltd. ..................        41,080
      8,000   Kaneshita Construction Co.,
                Ltd. .......................        54,802
      4,000   Kawada Construction Co.,
                Ltd. .......................        18,146
     31,000   Kitano Construction Corp. ....        57,941
      2,000   Koatsu Kogyo Co., Ltd. .......         7,367
      7,000   Kodensha Co., Ltd. ...........        20,324
     37,000   Kyudenko Corp. ...............       168,525
     26,000   Maeda Corp. ..................       109,459
     12,000   Maeda Road Construction Co.,
                Ltd. .......................        84,707
     27,000   Mitsui Home Co., Ltd. ........       134,247
      9,000   Nippon Densetsu Kogyo Co.,
                Ltd. .......................        43,361
      4,000   Nippon Dentsu Co., Ltd. ......        11,977
     55,000   Nippon Road Co., Ltd. ........        98,308
      6,000   Ohmoto Gumi Co., Ltd. ........        33,807
      3,000   Oki Wintech Co., Ltd. ........        12,249
      1,000   Oriental Construction Co.,
                Ltd. .......................         4,754
     11,300   Raito Kogyo Co., Ltd. ........        46,547
     18,000   Sanyo Engineering &
                Construction, Inc. .........        73,166
      3,000   Seibu Electric Industry Co.,
                Ltd. .......................        11,813
      4,500   Shinnihon Corp. ..............        20,823
      4,900   Sho-Bond Corp. *..............        37,123
     24,000   Taihei Dengyo Kaisha Ltd. ....        92,546
      3,000   Taisei Oncho Co., Ltd. .......        15,515
     58,000   Taisei Rotec Corp. ...........       116,300
      4,000   Takasago Thermal Engineering
                Co., Ltd. ..................        26,639
     25,000   Takuma Co., Ltd. .............       178,288
        600   Techno Ryowa Ltd. ............         3,266
      2,000   Toko Electric Corp. ..........         5,625
     15,000   Tokyo Energy & Systems,
                Inc. .......................        58,794
      7,000   Toshiba Plant Systems &
                Services Corp. .............        30,549
     22,000   Totetsu Kogyo Co., Ltd. ......        76,850
      6,400   Tsuchiya Home Co., Ltd. ......        18,872
     11,000   Tsukishima Kikai Co., Ltd. ...        77,149
      7,000   Ueki Corp. ...................        12,067

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Construction & Homebuilding continued
      1,900   Yokogawa Construction Co.,
                Ltd. .......................  $      7,189
     29,000   Yurtec Corp. .................       136,560
     14,000   Zenitaka Corp. ...............        30,232
                                              ------------
                                                 2,623,130
                                              ------------
              Construction Materials - 0.5%
     13,000   Alinco, Inc. .................        47,181
     25,000   DC Co., Ltd. .................        53,532
     21,000   Ishizuka Glass Co., Ltd. .....        40,203
      6,000   Japan Steel Tower Co.,
                Ltd. .......................        19,598
      2,000   Kawagishi Bridge Works Co.,
                Ltd. .......................         5,226
     24,000   Komai Tekko, Inc. ............        67,940
      2,000   Kunimine Industries Co.,
                Ltd. .......................         7,186
      3,000   Mitani Sekisan Co., Ltd. .....        10,915
     48,000   Nihon Yamamura Glass Co.,
                Ltd. .......................       106,702
     37,000   Nippon Concrete Industries
                Co., Ltd. ..................        69,491
     23,000   Nippon Hume Corp. ............        51,753
     17,000   Okabe Co., Ltd. ..............        66,633
      1,000   Sankyo Rikagaku Co., Ltd. ....         8,810
     24,000   Sekisui Jushi Corp. ..........       146,986
     35,000   Shinagawa Refractories Co.,
                Ltd. .......................        96,856
      5,000   Takada Kiko Co., Ltd. ........        32,663
      6,000   Takahashi Curtain Wall
                Corp. ......................        21,013
      7,000   Takigami Steel Construction
                Co., Ltd. ..................        50,810
     11,000   Yokogawa Bridge Corp. ........        73,656
      6,000   Yotai Refractories Co.,
                Ltd. .......................        13,773
                                              ------------
                                                   990,927
                                              ------------
              Consumer Durables - 0.2%
      7,000   Cleanup Corp. ................        72,467
      9,500   Tohoku Pioneer Corp. .........       175,408
     10,000   Zojirushi Corp. ..............        59,883
                                              ------------
                                                   307,758
                                              ------------
              Drugs & Pharmaceuticals - 0.4%
      8,500   Fujirebio, Inc. ..............       116,454
      3,000   Kaken Pharmaceutical Co.,
                Ltd. .......................        17,312
     25,000   Nikken Chemicals Co., Ltd. ...        74,627
     35,000   Nippon Shinyaku Co., Ltd. ....       218,482
     15,000   Nissui Pharmaceutical Co.,
                Ltd. .......................        88,463
     10,000   Torii Pharmaceutical Co.,
                Ltd. .......................       183,278
                                              ------------
                                                   698,616
                                              ------------
              Financial Investments - 0.5%
     42,000   Daiwa Kosho Lease Co.,
                Ltd. .......................       224,071
     11,900   Nishio Rent All Co., Ltd. ....       111,750
     13,300   Ricoh Leasing Co., Ltd. ......       319,180
      3,000   Sankyo Frontier Co., Ltd. ....        16,332
     15,800   Sanyo Electric Credit Co.,
                Ltd. .......................       261,052
     10,000   Wakita & Co., Ltd. ...........        85,288
                                              ------------
                                                 1,017,673
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

66  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Forest Products & Paper - 0.2%
      2,000   Comany, Inc. .................  $     18,872
      7,000   Daio Paper Corp. .............        65,862
    119,000   Mitsubishi Paper Mills
                Ltd. .......................       168,435
      2,000   Nankai Plywood Co., Ltd. .....         7,476
     11,000   Nice Corp. ...................        34,233
      2,000   Nihon Decoluxe Co., Ltd. .....         9,708
                                              ------------
                                                   304,586
                                              ------------
              Furniture & Household Items - 0.2%
     30,000   Itoki Crebio Corp. ...........        86,286
      2,000   Koito Industries Ltd. ........         8,474
      2,100   Kuwayama Corp. ...............        12,671
      4,000   Lihit Lab, Inc. ..............         8,565
     33,000   Mizuno Corp. .................       124,257
      8,300   Tachikawa Corp. ..............        49,929
     14,000   Tasaki Shinju Co., Ltd. ......        57,796
                                              ------------
                                                   347,978
                                              ------------
              Gas & Other Public Utilities - 0.0%
     17,000   Keiyo Gas Co., Ltd. ..........        72,495
      8,000   Otaki Gas Co., Ltd. ..........        26,276
                                              ------------
                                                    98,771
                                              ------------
              Health Care & Hospital - 0.0%
      7,000   SRL, Inc. ....................        73,166
                                              ------------
              Information & Services - 0.4%
      5,000   Aichi Toyota Motor Co.,
                Ltd. .......................        77,213
      4,000   Asia Air Survey Co., Ltd. ....        10,271
      1,000   Chodai Co., Ltd. .............         3,212
     10,800   CTI Engineering Co., Ltd. ....        58,598
          4   Eight Consultants Co.,
                Ltd. .......................        11,541
     13,000   Eikoh, Inc. ..................        93,182
      2,000   Gifu Hino Motor Co., Ltd. ....        18,056
      3,000   Ichishin Co., Ltd. ...........        10,969
      7,000   Johnan Academic Preparatory
                Institute, Inc. ............        33,026
      3,000   Keiiyu Co., Ltd. .............        35,385
      6,000   Kitamura Co., Ltd. ...........        53,350
      4,200   Nihon Jumbo Co., Ltd. ........        30,295
      5,500   Original Engineering
                Consultants Co., Ltd. ......        29,892
      5,000   Subaru Enterprise Co.,
                Ltd. .......................        15,107
      3,700   Sumisho Auto Leasing Corp. ...       129,582
      1,500   Tanabe Management Consulting
                Co., Ltd. ..................         8,316
      3,000   Toyo TEC Co., Ltd. ...........        21,912
      2,000   Toyota Corolla Gifu Co.,
                Ltd. .......................        27,111
      1,000   UP, Inc. .....................         6,714
      7,200   Wesco, Inc. ..................        23,648
      2,000   With us Corp. ................         6,896
     11,000   Yellow Hat Ltd. ..............        93,817
                                              ------------
                                                   798,093
                                              ------------
              Instruments - 0.2%
     13,000   Aichi Tokei Denki Co.,
                Ltd. .......................        37,155
      2,600   Fukuda Denshi Co., Ltd. ......        78,320
      7,000   Hitachi Medical Corp. ........        98,444
      4,000   Horiba Ltd. ..................        52,697
      4,000   Kawasumi Laboratories,
                Inc. .......................        27,582
      7,000   Nippon Antenna Co., Ltd. .....        58,749
      5,000   Nippon Tungsten Co., Ltd. ....        10,706

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Instruments continued
      3,000   Nireco Corp. .................  $     20,959
      1,000   Rion Co., Ltd. ...............         4,763
                                              ------------
                                                   389,375
                                              ------------
              Insurance - 0.1%
     42,000   Nisshin Fire & Marine
                Insurance Co., Ltd. ........       145,951
                                              ------------
              IT Hardware - 0.9%
      1,100   Aiphone Co., Ltd. ............        19,163
      4,800   Airtech Japan Ltd. ...........        37,890
      5,000   Apic Yamada Corp. *...........        22,728
     11,000   Daishinku Corp. ..............        35,630
      3,000   Diamond Electric Manufacturing
                Co., Ltd. ..................        10,915
      2,500   Fuji Electric Industry Co.,
                Ltd. .......................        20,641
     11,100   Fujitsu Frontech Ltd. ........        95,878
      7,900   Hosiden Corp. ................        85,655
      2,000   Internix, Inc. ...............        15,878
     12,000   Komatsu Electronic Metals Co.,
                Ltd. .......................       123,577
      6,800   Kuramoto Seisakusho Co.,
                Ltd. .......................        47,816
     40,000   Makino Milling Machine Co.,
                Ltd. .......................       210,498
      8,000   Matsuo Electric Co., Ltd. ....        14,154
      5,000   Micronics Japan Co., Ltd. ....        53,985
      6,100   Mimasu Semiconductor Industry
                Co., Ltd. ..................        78,481
      4,500   Nihon Dengi Co., Ltd. ........        29,805
     46,000   Nippon Chemi-Con Corp. .......       227,466
      6,000   Nippon Kodoshi Corp. .........        57,705
     15,400   S.E.S. Co., Ltd. .............        73,217
     26,000   Shin-Etsu Polymer Co.,
                Ltd. .......................       144,608
      8,700   Shinkawa Ltd. ................       153,926
      3,200   Tokyo Cathode Laboratory Co.,
                Ltd. .......................        33,680
     27,000   Totoku Electric Co., Ltd. *...        43,851
      8,000   Y.A.C. Co., Ltd. *............        38,978
     20,200   Yamatake Corp. ...............       191,342
                                              ------------
                                                 1,867,467
                                              ------------
              Land & Water Transportation - 0.1%
      3,000   Chuo Warehouse Co., Ltd. .....        34,324
      2,000   Daiwa Logistics Co., Ltd. ....        14,699
      3,000   Isewan Terminal Service Co.,
                Ltd. .......................        11,160
      6,000   Japan Oil Transportation Co.,
                Ltd. .......................        13,446
      3,000   Kanda Corp. ..................        10,888
      3,000   Kawanishi Warehouse Co.,
                Ltd. .......................        16,087
     22,000   Kawasaki Kinkai Kisen Kaisha
                Ltd. .......................        79,245
      8,000   Meiko Trans Co., Ltd. ........        42,462
      5,000   Tokyo Kisen Co., Ltd. ........        23,137
                                              ------------
                                                   245,448
                                              ------------
              Metal Products & Machinery - 1.3%
     14,000   Aida Engineering Ltd. ........        65,164
     30,000   Amada Co., Ltd. ..............       156,512
     25,000   Asahi Diamond Industrial Co.,
                Ltd. .......................       128,839

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  67

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Metal Products & Machinery continued
      1,800   Corona Corp. .................  $     24,971
     37,000   Daifuku Co., Ltd. ............       203,103
      3,800   Dainichi Co., Ltd. ...........        19,584
      1,000   Daito Seiki Co., Ltd. ........         3,339
        200   DMW Corp. ....................         7,640
        700   Freund Corp. .................         5,240
      3,000   Fuji Seiko Ltd. ..............        12,793
     29,000   Fujitec Co., Ltd. ............       140,507
     14,000   Hokuetsu Industries Co.,
                Ltd. .......................        19,435
     22,000   Hosokawa Micron Corp. *.......       101,202
     10,000   Ishikawajima Transport
                Machinery Co., Ltd. ........        24,498
    133,000   Japan Steel Works Ltd. .......       184,630
     38,000   Kato Works Co., Ltd. .........        69,990
      5,000   Koken Ltd. ...................        40,829
      3,600   Maezawa Industries, Inc. .....        19,663
     17,000   Max Co., Ltd. ................       173,679
    117,000   Meidensha Corp. ..............       212,311
     18,400   Mori Seiki Co., Ltd. .........       131,220
      2,000   Nakano Refrigerators Co.,
                Ltd. .......................        14,154
      1,000   Neturen Co., Ltd. ............         6,288
      3,000   Nihon Kaiheiki Industry Co.,
                Ltd. .......................        23,681
     39,000   Nippon Sharyo Ltd. ...........        87,756
      1,000   Nissei Plastic Industrial Co.,
                Ltd. .......................         5,934
     18,900   Nitto Kogyo Corp. ............       151,077
     59,000   Okuma Corp. *.................       176,655
      5,100   Piolax, Inc. .................        93,703
      2,000   Sanso Electric Co., Ltd. .....        10,162
     54,000   Shinmaywa Industries Ltd. ....       200,880
      5,000   Sinko Kogyo Co., Ltd. ........         7,984
      8,000   Sintokogio Ltd. ..............        42,172
      2,000   Toami Corp. ..................        20,324
      3,000   Toso Co., Ltd. ...............         7,322
      8,000   Toyo Engineering Works
                Ltd. .......................        12,267
        400   Zuiko Corp. ..................         3,520
                                              ------------
                                                 2,609,028
                                              ------------
              Miscellaneous Finance - 0.1%
      3,000   Daiko Clearing Services
                Corp. ......................        16,767
     24,000   Marusan Securities Co.,
                Ltd. .......................       128,477
      1,000   Yutaka Shoji Co., Ltd. .......         5,997
                                              ------------
                                                   151,241
                                              ------------
              Oil & Coal Resources - 0.1%
     17,000   Kanto Natural Gas Development
                Co., Ltd. ..................       102,110
                                              ------------
              Oil Distribution - 0.5%
     40,700   Itochu Enex Co., Ltd. ........       236,339
    102,000   Iwatani International
                Corp. ......................       234,143
     15,000   Kamei Corp. ..................       144,944
     29,000   San-Ai Oil Co., Ltd. .........       108,406
     10,000   Sinanen Co., Ltd. ............        51,263
     61,000   Toa Oil Co., Ltd. ............       101,837
     26,000   Uehara Sei Shoji Co., Ltd. ...       127,859
                                              ------------
                                                 1,004,791
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Photooptical, Micros & Office
                Machinery - 0.2%
     18,000   Amano Corp. ..................  $    144,536
     15,000   Fujicopian Co., Ltd. .........        31,030
      6,000   King Jim Co., Ltd. ...........        29,125
      5,000   Ricoh Elemex Corp. ...........        25,405
      3,700   Riso Kagaku Corp. ............       140,997
                                              ------------
                                                   371,093
                                              ------------
              Publishing, Broadcasting & Cinema - 0.3%
        490   Asahi Broadcasting Corp. .....        30,321
      1,000   Broadcasting System of
                Niigata, Inc. (BSN).........         6,034
      2,000   Chubu-Nippon Broadcasting Co.,
                Ltd. .......................        25,042
     52,000   Gakken Co., Ltd. .............       120,782
      2,000   Hiraga Co., Ltd. .............        14,336
      8,000   RKB Mainichi Broadcasting
                Corp. ......................        52,261
      2,000   Sanko Sangyo Co., Ltd. .......        13,229
     62,000   Toei Co., Ltd. ...............       227,827
      4,100   Tokyo Lithmatic Corp. ........        49,104
                                              ------------
                                                   538,936
                                              ------------
              Real Estate Development - 0.3%
      4,000   Aoki Marine Co., Ltd. ........         8,202
     14,000   Cowboy Co., Ltd. .............        43,188
      7,000   Hosoda Corp. .................        24,960
      4,000   Kowa Spinning Co., Ltd. ......        15,642
     10,900   Nisshin Fudosan Co., Ltd. ....       102,755
     23,000   Recruit Cosmos Co., Ltd. .....        74,500
      7,000   Sankei Building Co., Ltd. ....        37,980
     19,000   Sekiwa Real Estate Kansai
                Ltd. .......................        76,886
     52,000   Sumitomo Warehouse Co.,
                Ltd. .......................       208,539
                                              ------------
                                                   592,652
                                              ------------
              Restaurants, Hotels & Theaters - 0.7%
      2,000   ABILIT Corp. *................        11,069
      3,200   Aeon Fantasy Co., Ltd. .......        75,489
     22,900   Capcom Co., Ltd. .............       206,530
     11,100   Daisyo Corp. .................       121,358
      3,000   Denny's Japan Co., Ltd. ......        54,439
      7,900   Doutor Coffee Co., Ltd. ......       149,090
      6,000   Friendly Corp. ...............        27,982
        500   Green House Co., Ltd. ........         9,209
     10,500   Horipro, Inc. ................        84,217
     61,000   Kinki Nippon Tourist Co., Ltd.
                *...........................       132,278
        500   Marche Corp. .................         5,086
      6,600   Matsuya Foods Co., Ltd. ......       135,934
      9,000   MOS Food Services, Inc. ......       110,239
         65   Shidax Corp. .................        61,924
        128   Taito Corp. ..................       183,496
     12,940   Tecmo Ltd. ...................        92,282
                                              ------------
                                                 1,460,622
                                              ------------
              Retail - 0.7%
      4,400   Aoki International Co.,
                Ltd. .......................        54,414
      7,000   Aucnet, Inc. .................       128,613
      6,000   Blue Grass Co., Ltd. .........        57,161
      9,200   Charle Co., Ltd. .............        66,111
      1,600   Chiyoda Co., Ltd. ............        23,779
     12,000   Daiwa Co., Ltd. ..............        22,429
         29   Digital Garage, Inc. *........        85,252

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

68  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Retail continued
     10,000   Hanshin Department Store
                Ltd. .......................  $     54,711
     10,600   Haruyama Trading Co., Ltd. ...       115,411
      3,000   Hasegawa Co., Ltd. ...........         8,356
      1,800   Homac Corp. ..................        12,379
         85   Impress Holdings, Inc. *......       101,801
      4,400   Jeans Mate Corp. .............        41,399
      1,000   Konaka Co., Ltd. .............        10,888
        500   Maruko Co., Ltd. .............         5,716
     17,000   Matsuzakaya Co., Ltd. ........        69,101
      7,500   Ministop Co., Ltd. ...........       122,692
      2,000   Nagano Tokyu Department Store
                Co., Ltd. ..................         5,625
      6,400   Poplar Co., Ltd. .............        81,702
      1,250   Right On Co., Ltd. ...........        35,045
        300   RIO Chain Co., Ltd. ..........         2,994
      9,000   Senshukai Co., Ltd. ..........        75,044
      8,500   Simree Co., Ltd. .............        33,008
      3,200   Three F Co., Ltd. ............        23,982
      2,000   Tokyo Derica Co., Ltd. .......        13,610
     11,000   Tokyu Store Chain Co.,
                Ltd. .......................        48,106
        800   U Store Co., Ltd. ............         7,259
      2,400   Xebio Co., Ltd. ..............        66,633
                                              ------------
                                                 1,373,221
                                              ------------
              Soaps & Cosmetics - 0.0%
         85   Aderans Co., Ltd. ............         1,681
      1,000   Sunstar, Inc. ................         3,230
                                              ------------
                                                     4,911
                                              ------------
              Software - 0.2%
      2,000   Asahi Intelligence Service
                Co., Ltd. ..................        17,892
      3,000   Creo Co., Ltd. ...............        11,568
        400   Diamond Computer Service Co.,
                Ltd. .......................         4,508
      1,900   Fujitsu Business Systems
                Ltd. .......................        23,928
      1,400   Information Development Co.,
                Ltd. .......................         7,177
     13,000   Intec, Inc. ..................        95,069
      5,000   Japan Process Development Co.,
                Ltd. .......................        38,742
      6,700   Saison Information Systems
                Co., Ltd. ..................        88,146
        200   Sumisho Electronics Co.,
                Ltd. .......................         1,978
      6,200   TKC Corp. ....................        94,562
     23,000   Tsuzuki Denki Co., Ltd. ......        78,465
                                              ------------
                                                   462,035
                                              ------------
              Textiles & Apparel - 0.3%
     70,000   Daiwabo Co., Ltd. ............        86,377
      2,000   Fuji Corp. ...................        16,150
      5,000   Fujix Ltd. ...................        26,267
      2,000   Ichikawa Co., Ltd. ...........         7,730
     11,000   Japan Wool Textile Co.,
                Ltd. .......................        56,789
     10,000   Jichodo Co., Ltd. ............        55,981
      5,000   King Co., Ltd. ...............        14,290
     97,000   Kurabo Industries Ltd. .......       196,263
     23,000   Lapine Co., Ltd. .............        36,937
      5,000   Morishita Co., Ltd. ..........        42,417
      7,000   Nippon Felt Co., Ltd. ........        33,153

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, JAPAN continued
              Textiles & Apparel continued
     17,000   Tokyo Soir Co., Ltd. .........  $     47,816
      4,000   Yagi Corp. ...................        18,146
                                              ------------
                                                   638,316
                                              ------------
              Wholesale - 0.9%
     47,000   Best Denki Co., Ltd. .........       185,927
     11,000   Denkyosha Co., Ltd. ..........        91,821
      3,000   Furusato Industries Ltd. .....        22,048
      1,000   Inaba Denki Sangyo Co.,
                Ltd. .......................        20,551
     22,000   Inabata & Co., Ltd. ..........       170,666
      4,000   Kato Sangyo Co., Ltd. ........        55,165
     29,000   Laox Co., Ltd. ...............        62,097
     10,800   Marubun Corp. ................        73,493
     14,000   Mitani Corp. .................        64,147
     14,000   Nagahori Corp. ...............        44,332
     14,000   Paltac Corp. .................       243,886
      8,600   Ryosan Co., Ltd. .............       184,149
     10,800   Ryoyo Electro Corp. ..........       147,377
     19,000   Sanshin Electronics Co.,
                Ltd. .......................       136,361
     13,000   Sekido Co., Ltd. .............        26,539
      2,000   Shinden Co., Ltd. ............         7,984
     16,000   Shinko Shoji Co., Ltd. .......       117,588
      6,000   Soda Nikka Co., Ltd. .........        15,733
      8,600   Sofmap Co., Ltd. *............        35,815
      4,000   Somar Corp. ..................        11,795
      1,650   Takachiho Koheki Co., Ltd. ...        14,611
      4,000   Tokiwa Yakuhin Co., Ltd. .....        17,058
      7,000   Totech Corp. .................        26,358
      1,700   Tsuzuki Densan Co., Ltd. .....         7,034
      3,000   Yagi & Co., Ltd. .............        25,505
      3,000   Yokohama Maruuo Co., Ltd. ....        14,971
     10,000   Yuasa Funashoku Co., Ltd. ....        20,324
                                              ------------
                                                 1,843,335
                                              ------------
                                                29,174,340
                                              ------------
              MALAYSIA - 0.0%
              Real Estate Development - 0.0%
     24,000   Rekapacific Berhad * (a)......             0
                                              ------------
              NETHERLANDS - 1.7%
              Basic Minerals & Metals - 0.0%
        267   Ispat International NV *......         7,614
                                              ------------
              Information & Services - 0.6%
     22,464   Koninklijke BAM Groep NV......       834,218
     24,417   SNT Groep NV *................       407,884
                                              ------------
                                                 1,242,102
                                              ------------
              Land & Water Transportation - 0.3%
     16,571   Koninklijke Frans Maas Groep
                NV..........................       679,179
                                              ------------
              Wholesale - 0.8%
     22,882   Buhrmann NV...................       172,506
      2,047   Petroplus International NV
                *...........................        19,856
     69,577   Univar NV.....................     1,287,578
                                              ------------
                                                 1,479,940
                                              ------------
                                                 3,408,835
                                              ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  69

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK continued
              NEW ZEALAND - 0.4%
              Agriculture, Food & Beverage - 0.1%
     35,148   Sanford Ltd. .................  $    103,333
                                              ------------
              Airlines - 0.1%
    139,647   Air New Zealand Ltd. *........       158,560
                                              ------------
              Banks & Credit Institutions - 0.0%
     17,905   Fisher & Paykel Appliances
                Holdings Ltd. ..............        48,888
                                              ------------
              Electric Utilities - 0.1%
     96,588   Powerco., Ltd. ...............       137,086
     14,328   TrustPower Ltd. ..............        48,418
                                              ------------
                                                   185,504
                                              ------------
              Forest Products & Paper - 0.0%
     54,779   Tenon Ltd. *..................        76,266
                                              ------------
              Gas & Other Public Utilities - 0.0%
     17,407   NGC Holdings Ltd. ............        36,470
                                              ------------
              Land & Water Transportation - 0.0%
      7,816   Toll NZ Ltd. *................        14,263
                                              ------------
              Miscellaneous Finance - 0.1%
    103,769   Tower Ltd. *..................       148,680
                                              ------------
                                                   771,964
                                              ------------
              NORWAY - 0.2%
              Oil Drilling & Services - 0.2%
     40,458   Fred Olsen Energy ASA *.......       426,728
                                              ------------
              PORTUGAL - 0.3%
              Forest Products & Paper - 0.3%
    446,874   Corticeira Amorim, S.G.P.S.,
                SA *........................       627,170
                                              ------------
              SINGAPORE - 2.3%
              Agriculture, Food & Beverage - 0.1%
    431,000   Asia Food & Properties Ltd.
                *...........................       107,520
    570,000   Golden Agri-Resources Ltd.
                *...........................       140,502
                                              ------------
                                                   248,022
                                              ------------
              Airlines - 0.1%
    224,000   Singapore Airport Terminal
                Services Ltd. ..............       267,427
                                              ------------
              Banks & Credit Institutions - 0.1%
    102,000   Hong Leong Finance Ltd. ......       173,877
                                              ------------
              Financial Investments - 0.1%
     74,000   Lum Chang Holdings Ltd. ......        10,988
    109,000   Metro Holdings Ltd. ..........        31,724
     41,000   Overseas Union Enterprise
                Ltd. .......................       177,774
                                              ------------
                                                   220,486
                                              ------------
              Instruments - 0.0%
     51,000   Sunright Ltd. *...............        11,511
                                              ------------
              IT Hardware - 0.0%
     27,000   WBL Corp., Ltd. ..............        51,960
                                              ------------
              Land & Water Transportation - 0.6%
    505,000   ComfortDelgro Corp. Ltd. .....       392,938
    335,000   Neptune Orient Lines Ltd. ....       561,118
     48,500   SBS Transit Ltd. .............        45,804
                                              ------------
                                                   999,860
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SINGAPORE continued
              Metal Products & Machinery - 0.0%
     27,000   GP Batteries International
                Ltd. .......................  $     51,319
                                              ------------
              Oil Distribution - 0.1%
    100,000   Singapore Petroleum Co.,
                Ltd. .......................       215,015
                                              ------------
              Real Estate Development - 1.1%
    498,550   Ascott Group Ltd. ............       130,293
    649,000   CapitaLand Ltd. ..............       690,016
     26,000   Fraser and Neave Ltd. ........       214,659
     14,000   Jardine Cycle & Carriage
                Ltd. .......................        68,603
    169,000   Keppel Land Ltd. .............       190,722
     72,000   Singapore Land Ltd. ..........       195,011
     44,000   Straits Trading Co., Ltd. ....        56,450
    353,000   United Industrial Corp.
                Ltd. .......................       191,848
    195,000   United Overseas Land Ltd. ....       253,653
     78,000   Wing Tai Holdings Ltd. .......        41,928
                                              ------------
                                                 2,033,183
                                              ------------
              Restaurants, Hotels & Theaters - 0.1%
    169,000   Hotel Properties Ltd. ........       105,399
    517,600   Raffles Holdings Ltd. ........       141,421
                                              ------------
                                                   246,820
                                              ------------
              Retail - 0.0%
      5,000   Wearnes International (1994)
                Ltd. .......................         3,089
                                              ------------
                                                 4,522,569
                                              ------------
              SPAIN - 4.4%
              Airlines - 0.3%
    242,047   Iberia Lineas Aereas de
                Espana......................       670,388
                                              ------------
              Basic Minerals & Metals - 0.4%
     60,243   Cie Automotive SA.............       851,472
                                              ------------
              Chemicals & Rubber - 0.0%
     23,499   La Seda de Barcelona SA, Class
                B *.........................        54,869
                                              ------------
              Construction & Homebuilding - 0.6%
     10,000   Abengoa SA....................        92,405
      6,400   Acciona SA....................       409,761
     91,010   Obrascon Huarte Lain SA.......       696,291
                                              ------------
                                                 1,198,457
                                              ------------
              Electric Utilities - 0.3%
     28,800   Red Electrica de Espana.......       524,025
                                              ------------
              Forest Products & Paper - 0.3%
      2,400   Grupo Empresarial Ence SA.....        66,174
    136,000   Papeles y Cartones de Europa
                SA..........................       594,570
                                              ------------
                                                   660,744
                                              ------------
              Information & Services - 0.0%
      7,677   Funespana SA..................        74,372
                                              ------------
              Instruments - 0.1%
     29,816   Indo Internacional SA.........       259,591
                                              ------------
              Metal Products & Machinery - 0.2%
      4,135   Construcciones y Auxiliar de
                Ferrocarriles SA............       298,383
        538   Sociedad Espanola del
                Acumulador Tudor SA *.......         4,343
                                              ------------
                                                   302,726
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

70  Laudus Funds Semi-Annual Report

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SPAIN continued
              Real Estate Development - 1.2%
     21,061   Inmobiliaria Colonial.........  $    712,799
    115,000   Inmobiliaria Urbis SA.........     1,316,893
      7,054   TESTA, Inmuebles en Renta SA..       127,035
                                              ------------
                                                 2,156,727
                                              ------------
              Restaurants, Hotels & Theaters - 0.2%
     53,313   Sol Melia SA..................       435,031
                                              ------------
              Retail - 0.0%
        260   Adolfo Dominguez..............         4,989
                                              ------------
              Wholesale - 0.8%
     16,949   Compania de Distribucion
                Integral Logista SA.........       734,668
     44,818   Pescanova SA..................       890,623
                                              ------------
                                                 1,625,291
                                              ------------
                                                 8,818,682
                                              ------------
              SWEDEN - 2.3%
              Basic Minerals & Metals - 0.2%
    106,745   Boliden AB *..................       429,608
                                              ------------
              Commercial Aircraft & Components - 0.6%
     94,000   Saab AB.......................     1,291,173
                                              ------------
              Financial Investments - 0.6%
      9,101   Oresund Investment AB.........       197,516
     53,658   Ratos AB, Class B.............       995,005
      1,952   Vostok Nafta Investment Ltd.
                *...........................        34,454
                                              ------------
                                                 1,226,975
                                              ------------
              Health Care & Hospital - 0.8%
    113,700   Gambro AB, Class A............     1,304,078
                                              ------------
              Metal Products & Machinery - 0.1%
     31,000   Finnveden AB, Class B *.......       267,197
                                              ------------
              Software - 0.0%
      2,099   Partnertech AB *..............        17,443
                                              ------------
                                                 4,536,474
                                              ------------
              SWITZERLAND - 6.8%
              Agriculture, Food & Beverage - 0.7%
      1,186   Barry Callebaut AG............       223,200
      1,335   Bell Holding AG...............     1,158,917
                                              ------------
                                                 1,382,117
                                              ------------
              Banks & Credit Institutions - 0.2%
        698   Graubuendner Kantonalbank.....       368,928
                                              ------------
              Basic Minerals & Metals - 0.1%
     19,067   Swiss Steel AG................       180,943
                                              ------------
              Construction Materials - 0.1%
        433   Vetropack Holding AG..........       221,927
                                              ------------
              Financial Investments - 0.3%
      2,599   Sustainable Performance Group
                *...........................       643,142
                                              ------------
              Furniture & Household Items - 0.2%
      5,784   Quadrant AG *.................       401,828
                                              ------------
              Instruments - 0.6%
        450   Amazys Holding AG *...........        21,082
      4,955   Leica Geosystems AG *.........     1,089,251
                                              ------------
                                                 1,110,333
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, SWITZERLAND continued
              Insurance - 0.7%
     12,000   Swiss Life Holding *..........  $  1,419,877
          2   Waadt Versicherungen
                Holding.....................         3,283
                                              ------------
                                                 1,423,160
                                              ------------
              Metal Products & Machinery - 1.5%
        304   AFG Arbonia-Forster Holding
                AG..........................        42,787
        880   Bucher Industries AG..........       165,612
        204   Conzzeta Holding AG...........       178,073
      2,117   Industrieholding Cham AG......       424,688
     26,543   Saurer AG *...................     1,445,443
      8,620   Unaxis Holding AG.............       759,350
                                              ------------
                                                 3,015,953
                                              ------------
              Real Estate Development - 1.8%
     28,448   PSP Swiss Property AG.........     1,091,262
      5,575   Swiss Prime Site *............     1,243,403
     14,821   Unique Zurich Airport *.......     1,287,802
                                              ------------
                                                 3,622,467
                                              ------------
              Restaurants, Hotels & Theaters - 0.3%
      1,883   Moevenpick Holding AG *.......       506,677
                                              ------------
              Retail - 0.3%
     16,699   Charles Voegele Holding AG....       572,369
                                              ------------
              Wholesale - 0.0%
         17   Eichhof Holding AG............        14,567
                                              ------------
                                                13,464,411
                                              ------------
              UNITED KINGDOM - 11.7%
              Airlines - 0.2%
     83,305   BBA Group plc.................       403,241
                                              ------------
              Autos - 0.1%
     50,000   Avon Rubber plc...............       210,812
                                              ------------
              Basic Minerals & Metals - 0.2%
     20,000   Bodycote International plc....        49,220
    272,000   Corus Group plc *.............       251,020
                                              ------------
                                                   300,240
                                              ------------
              Commercial Aircraft & Components - 0.9%
     47,600   Cobham plc....................     1,147,312
         33   Ultra Electronics Holdings
                plc.........................           398
     85,000   Umeco plc.....................       649,854
                                              ------------
                                                 1,797,564
                                              ------------
              Construction & Homebuilding - 1.6%
    118,000   George Wimpey plc.............       858,377
    167,000   Mowlem plc....................       555,283
    131,819   Taylor Woodrow plc............       627,938
     60,500   Wilson Bowden plc.............     1,173,601
                                              ------------
                                                 3,215,199
                                              ------------
              Construction Materials - 0.8%
    734,794   Aggregate Industries plc......     1,269,812
    156,000   Pilkington plc................       255,472
                                              ------------
                                                 1,525,284
                                              ------------
              Drugs & Pharmaceuticals - 0.5%
    103,000   Shire Pharmaceuticals plc.....       974,320
                                              ------------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  71

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, UNITED KINGDOM continued
              Financial Investments - 0.3%
      3,723   Ashtead Group plc *...........  $      3,756
     78,352   Hitachi Capital UK plc........       324,680
     65,215   Vp plc........................       197,076
                                              ------------
                                                   525,512
                                              ------------
              Gas & Other Public Utilities - 0.1%
     80,000   Shanks Group plc..............       163,583
                                              ------------
              Information & Services - 1.8%
    150,214   Autologic Holdings plc........       706,024
     38,529   Capital & Regional plc........       395,662
     33,000   DTZ Holdings plc..............        99,724
    101,689   First Choice Holidays plc.....       243,815
     74,196   Incepta Group plc.............        96,668
     88,000   Management Consulting Group
                plc.........................        79,222
     92,613   RAC plc.......................     1,144,624
    106,000   Savills plc...................       819,997
    408,512   Sygen International plc.......       273,512
                                              ------------
                                                 3,859,248
                                              ------------
              Instruments - 0.2%
     71,845   Oxford Instruments plc........       230,113
    321,000   Senior plc....................       214,920
                                              ------------
                                                   445,033
                                              ------------
              Insurance - 0.9%
    288,000   Friends Provident plc.........       725,701
     74,723   Hercules Property Services
                plc.........................       388,067
     18,931   Investec plc..................       380,248
    608,142   SVB Holdings plc..............       253,106
                                              ------------
                                                 1,747,122
                                              ------------
              IT Hardware - 0.1%
      9,900   Marconi Corp. plc *...........       104,083
                                              ------------
              Land & Water Transportation - 0.1%
     26,000   Arriva plc....................       209,365
                                              ------------
              Metal Products & Machinery - 0.7%
    233,616   Aga Foodservice Group plc.....     1,014,575
     30,549   Charter plc *.................       100,609
    105,421   Fenner plc....................       202,020
                                              ------------
                                                 1,317,204
                                              ------------
              Miscellaneous Finance - 0.1%
    190,000   Aberdeen Asset Management
                plc.........................       297,399
                                              ------------
              Oil & Coal Resources - 0.4%
    125,256   Paladin Resources plc.........       343,952
    152,000   UK Coal plc...................       455,210
                                              ------------
                                                   799,162
                                              ------------
              Oil Drilling & Services - 0.4%
    120,169   Hunting plc...................       393,261
    106,895   Venture Production plc *......       444,893
                                              ------------
                                                   838,154
                                              ------------

  SHARES                                         VALUE
----------------------------------------------------------
              COMMON STOCK, UNITED KINGDOM continued
              Publishing, Broadcasting & Cinema - 0.0%
     87,546   Highbury House Communications
                plc.........................  $     17,125
                                              ------------
              Real Estate Development - 0.7%
     48,266   Countryside Properties plc....       218,349
    134,218   Slough Estates plc............     1,131,186
                                              ------------
                                                 1,349,535
                                              ------------
              Restaurants, Hotels & Theaters - 0.1%
     31,619   Urbium plc....................       272,120
                                              ------------
              Retail - 0.7%
    180,000   lastminute.com plc *..........       456,006
    408,000   Somerfield plc................       926,562
                                              ------------
                                                 1,382,568
                                              ------------
              Soaps & Cosmetics - 0.5%
    110,956   Body Shop International plc...       341,326
    209,000   McBride plc...................       558,785
                                              ------------
                                                   900,111
                                              ------------
              Software - 0.1%
    204,000   Alphameric plc................       280,922
                                              ------------
              Wholesale - 0.2%
    191,319   Fayrewood plc.................       438,810
                                              ------------
                                                23,373,716
                                              ------------
              TOTAL COMMON STOCK (COST
                $166,631,662)...............   188,900,484
                                              ------------
              PREFERRED STOCK - 0.2%
              GERMANY - 0.2%
              Wholesale - 0.2%
     15,207   Jungheinrich AG...............       298,794
                                              ------------
              TOTAL PREFERRED STOCK (COST
                $317,359)...................       298,794
                                              ------------
              RIGHTS - 0.0%
              GERMANY - 0.0%
              Restaurants, Hotels & Theaters - 0.0%
      9,461   Sixt AG *.....................         2,820
                                              ------------
              SPAIN - 0.0%
              Forest Products & Paper - 0.0%
    136,000   Papeles y Cartones de Europa
                SA *........................        48,984
                                              ------------
              UNITED KINGDOM - 0.0%
              Oil Drilling & Services - 0.0%
     12,575   Venture Production plc *......         6,827
                                              ------------
              TOTAL RIGHTS (COST $0)........        58,631
                                              ------------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg International Small Capitalization Fund (Unaudited)

72  Laudus Funds Semi-Annual Report

 PRINCIPAL                                       VALUE
----------------------------------------------------------
              REPURCHASE AGREEMENT - 7.4%
              UNITED STATES - 7.4%
$14,762,000   State Street Bank dated
                9/30/04 due 10/1/04 at 0.75%
                with a maturity value of
                $14,762,308 (Fully
                collateralized by Fannie Mae
                securities).................  $ 14,762,000
                                              ------------
              TOTAL REPURCHASE AGREEMENT
                (COST $14,762,000)..........    14,762,000
                                              ------------
              TOTAL INVESTMENTS (COST
                $181,711,021)
                (B) - 102.5%................   204,019,909
              NET OTHER ASSETS
                (LIABILITIES) - (2.5)%......    (4,983,385)
                                              ------------
              NET ASSETS - 100.0%...........  $199,036,524
                                              ============

---------------

*  Non-income producing security.

(a) Bankrupt security/delisted; fair-valued by management.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation...................  $27,738,530
    Unrealized depreciation...................   (5,429,642)
                                                -----------
    Net unrealized appreciation...............  $22,308,888
                                                ===========

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                         CONTRACT         UNREALIZED
                          DELIVERY        AMOUNT        APPRECIATION/
                            DATE     (LOCAL CURRENCY)    DEPRECIATION
                          --------   ----------------   --------------
Receive Australian
  Dollars in Exchange
  for 450,000 U.S.
  Dollars                 10/1/04          627,965         $ 4,867
Receive Canadian Dollars
  in Exchange for
  485,865 U.S. Dollars    10/1/04          617,000           1,670
Receive Euro in Exchange
  for 182,440 U.S.
  Dollars                 10/1/04          148,000           1,376
Receive Singapore
  Dollars in Exchange
  for 100,000 U.S.
  Dollars                 10/1/04          169,510             683
Receive British Pounds
  in Exchange for
  1,081,020 U.S. Dollars  10/4/04          600,000           4,330
Receive Euro in Exchange
  for 2,474,600 U.S.
  Dollars                 10/4/04        2,000,000           9,269
Receive Japanese Yen in
  Exchange for 1,520,207
  U.S. Dollars            10/4/04      168,667,000          10,138
Receive Norwegian Krone
  in Exchange for
  325,636 U.S. Dollars    10/4/04        2,200,000           1,201
                                                           -------
                                                           $33,534
                                                           =======

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  73

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND (A) as of 9/30/04 (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 92.7%
             AGRICULTURE, FOOD & BEVERAGE - 2.8%
       200   Pepsi Bottling Group, Inc. ......  $     5,430
    14,100   PepsiCo, Inc. ...................      685,965
     1,600   Tyson Foods, Inc., Class A.......       25,632
                                                -----------
                                                    717,027
                                                -----------
             BANKS & CREDIT INSTITUTIONS - 13.4%
    20,400   Bank of America Corp. ...........      883,932
     6,400   Comerica, Inc. ..................      379,840
     5,100   Fannie Mae.......................      323,340
    13,300   National City Corp. .............      513,646
     9,200   PNC Financial Services Group.....      497,720
     8,000   SunTrust Banks, Inc. ............      563,280
     3,300   Zions Bancorp....................      201,432
                                                -----------
                                                  3,363,190
                                                -----------
             BASIC MINERALS & METALS - 1.0%
     2,000   Nucor Corp. .....................      182,740
       800   Phelps Dodge Corp. ..............       73,624
                                                -----------
                                                    256,364
                                                -----------
             BEER, LIQUOR & TOBACCO - 0.1%
       700   Altria Group, Inc. ..............       32,928
                                                -----------
             CHEMICALS & RUBBER - 1.0%
     6,000   Sherwin-Williams Co. ............      263,760
                                                -----------
             COMMUNICATIONS UTILITIES - 0.2%
     2,100   SBC Communications, Inc. ........       54,495
                                                -----------
             CONSTRUCTION & HOMEBUILDING - 1.2%
     4,800   Pulte Homes, Inc. ...............      294,576
                                                -----------
             CONSTRUCTION MATERIALS - 0.7%
     3,600   Vulcan Materials Co. ............      183,420
                                                -----------
             CONSUMER DURABLES - 0.1%
       200   Harman International Industries,
               Inc. ..........................       21,550
                                                -----------
             DRUGS & PHARMACEUTICALS - 3.6%
    30,000   Pfizer, Inc. ....................      918,000
                                                -----------
             ELECTRIC UTILITIES - 0.9%
     2,800   Constellation Energy Group,
               Inc. ..........................      111,552
       900   Entergy Corp. ...................       54,549
     1,900   PG&E Corp. *.....................       57,760
                                                -----------
                                                    223,861
                                                -----------
             FOREST PRODUCTS & PAPER - 2.4%
     6,400   3M Co. ..........................      511,808
     2,900   Georgia-Pacific Corp. ...........      104,255
                                                -----------
                                                    616,063
                                                -----------
             FURNITURE & HOUSEHOLD ITEMS - 0.8%
     2,900   Fortune Brands, Inc. ............      214,861
                                                -----------
             GAS & OTHER PUBLIC UTILITIES - 0.9%
    11,300   NiSource, Inc. ..................      237,413
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, GAS & OTHER PUBLIC
               UTILITIES continued
             GOVERNMENT AIRCRAFT & DEFENSE - 2.1%
    13,700   Raytheon Co. ....................  $   520,326
                                                -----------
             HEALTH CARE & HOSPITAL - 5.6%
     5,200   Aetna, Inc. .....................      519,636
     2,300   Anthem, Inc. *...................      200,675
     9,500   UnitedHealth Group, Inc. ........      700,530
                                                -----------
                                                  1,420,841
                                                -----------
             INFORMATION & SERVICES - 3.1%
    16,800   Prudential Financial, Inc. ......      790,272
                                                -----------
             INSTRUMENTS - 6.4%
     8,300   Becton, Dickinson & Co. .........      429,110
     4,900   Biomet, Inc. ....................      229,712
     1,100   Johnson & Johnson................       61,963
     6,400   Johnson Controls, Inc. ..........      363,584
       300   Waters Corp. *...................       13,230
     6,700   Zimmer Holdings, Inc. *..........      529,568
                                                -----------
                                                  1,627,167
                                                -----------
             INSURANCE - 6.6%
     9,000   ACE Ltd. ........................      360,540
       100   Allstate Corp. ..................        4,799
     2,600   American International Group,
               Inc. ..........................      176,774
    12,400   Aon Corp. .......................      356,376
     2,500   Everest Re Group Ltd. ...........      185,825
     5,500   Fidelity National Financial,
               Inc. ..........................      209,550
     6,900   Old Republic International
               Corp. .........................      172,707
     4,400   Radian Group, Inc. ..............      203,412
                                                -----------
                                                  1,669,983
                                                -----------
             INTEGRATED OIL COS. - 3.1%
       200   ChevronTexaco Corp. .............       10,728
    13,800   Occidental Petroleum Corp. ......      771,834
                                                -----------
                                                    782,562
                                                -----------
             IT HARDWARE - 1.6%
     9,100   Marvell Technology Group Ltd.
               *..............................      237,783
     9,800   The DIRECTV Group, Inc. *........      172,382
                                                -----------
                                                    410,165
                                                -----------
             LAND & WATER TRANSPORTATION - 2.4%
    15,600   Burlington Northern Santa Fe
               Corp. .........................      597,636
                                                -----------
             MAINFRAME & MINICOMPUTERS - 0.4%
     2,543   Dell, Inc. *.....................       90,531
                                                -----------
             METAL PRODUCTS & MACHINERY - 0.8%
       900   American Standard Cos., Inc. *...       35,019
     2,000   Black & Decker Corp. ............      154,880
                                                -----------
                                                    189,899
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund (a) (Unaudited)

74  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK continued
             MISCELLANEOUS FINANCE - 6.3%
     3,300   Ambac Financial Group, Inc. .....  $   263,835
     5,670   Cincinnati Financial Corp. ......      233,717
    22,400   JPMorgan Chase & Co. ............      889,952
     5,400   QUALCOMM, Inc. ..................      210,816
                                                -----------
                                                  1,598,320
                                                -----------
             OIL & COAL RESOURCES - 2.1%
     4,000   Kerr-McGee Corp. ................      229,000
     9,225   XTO Energy, Inc. ................      299,628
                                                -----------
                                                    528,628
                                                -----------
             OIL DISTRIBUTION - 0.8%
     2,500   Valero Energy Corp. .............      200,525
                                                -----------
             OIL DRILLING & SERVICES - 2.0%
       200   Baker Hughes, Inc. ..............        8,744
     5,000   BJ Services Co. .................      262,050
     4,800   Weatherford International Ltd.
               *..............................      244,896
                                                -----------
                                                    515,690
                                                -----------
             PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.4%
     1,200   Lexmark International, Inc.,
               Class A *......................      100,812
                                                -----------
             PUBLISHING, BROADCASTING & CINEMA - 2.0%
     9,600   Viacom, Inc., Class A............      326,400
     5,800   XM Satellite Radio Holdings,
               Inc., Class A *................      179,916
                                                -----------
                                                    506,316
                                                -----------
             REAL ESTATE INVESTMENT TRUSTS - 0.8%
     5,200   iStar Financial, Inc. ...........      214,396
                                                -----------
             RETAIL - 10.2%
     2,600   eBay, Inc. *.....................      239,044
     6,600   Federated Department Stores,
               Inc. ..........................      299,838
     2,100   Gap, Inc. .......................       39,270
    17,100   Home Depot, Inc. ................      670,320
    14,200   Limited Brands...................      316,518
     3,500   Nordstrom, Inc. .................      133,840
    11,000   Office Depot, Inc. *.............      165,330
     4,200   Staples, Inc. ...................      125,244
     5,300   SUPERVALU, Inc. .................      146,015
    19,000   TJX Cos., Inc. ..................      418,760
                                                -----------
                                                  2,554,179
                                                -----------
             SOAPS & COSMETICS - 1.0%
     5,600   Avon Products, Inc. .............      244,608
                                                -----------

SHARES OR
PRINCIPAL                                          VALUE
-----------------------------------------------------------
             SOFTWARE - 3.5%
     2,900   Adobe Systems, Inc. .............  $   143,463
     5,300   Autodesk, Inc. ..................      257,739
     6,700   Computer Sciences Corp. *........      315,570
     8,133   VeriSign, Inc. *.................      161,684
                                                -----------
                                                    878,456
                                                -----------
             TEXTILES & APPAREL - 2.0%
     7,800   Coach, Inc. *....................      330,876
     4,800   Jones Apparel Group, Inc. .......      171,840
                                                -----------
                                                    502,716
                                                -----------
             WHOLESALE - 0.4%
     1,600   W.W. Grainger, Inc. .............       92,240
                                                -----------
             TOTAL COMMON STOCK (COST
               $20,466,454)...................   23,433,776
                                                -----------
             REPURCHASE AGREEMENT - 6.6%
$1,678,792   Bear Stearns dated 9/30/04, due
               10/1/04 at 1.75% with a
               maturity value of $1,678,873
               (Fully collateralized by U.S.
               Treasury Notes)................    1,678,792
                                                -----------
             TOTAL REPURCHASE AGREEMENT (COST
               $1,678,792)....................    1,678,792
                                                -----------
             TOTAL INVESTMENTS (COST
               $22,145,246) (B) - 99.3%.......   25,112,568
             NET OTHER ASSETS
               (LIABILITIES) - 0.7%...........      167,539
                                                -----------
             NET ASSETS - 100.0%..............  $25,280,107
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Represents cost for financial reporting purposes, is substantially the same as cost for federal tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation....................  $3,275,917
    Unrealized depreciation....................    (308,595)
                                                 ----------
    Net unrealized appreciation................  $2,967,322
                                                 ==========

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  75

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG U.S. LARGE/MID CAPITALIZATION LONG/SHORT EQUITY FUND as of 9/30/04 (Unaudited)

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK - 88.4%
         AGRICULTURE, FOOD & BEVERAGE - 3.8%
12,600   Coca-Cola Co. ......................  $   504,630
8,800    Coca-Cola Enterprises, Inc. ........      166,320
2,200    Kraft Foods, Inc., Class A..........       69,784
2,700    Wm. Wrigley Jr. Co. ................      170,937
                                               -----------
                                                   911,671
                                               -----------
         BANKS & CREDIT INSTITUTIONS - 16.0%
4,300    American Express Co. ...............      221,278
15,000   Fifth Third Bancorp.................      738,300
32,100   General Electric Co. ...............    1,077,919
23,600   MBNA Corp. .........................      594,720
9,400    New York Community Bancorp, Inc. ...      193,076
12,600   Sovereign Bancorp, Inc. ............      274,932
12,600   Synovus Financial Corp. ............      329,490
14,700   Washington Mutual, Inc. ............      574,476
                                               -----------
                                                 4,004,191
                                               -----------
         BASIC MINERALS & METALS - 1.1%
5,700    Freeport-McMoRan Copper & Gold,
           Inc., Class B.....................      230,850
1,700    Newmont Mining Corp. ...............       77,401
                                               -----------
                                                   308,251
                                               -----------
         BIOTECHNOLOGY - 4.9%
9,700    Amgen, Inc. *.......................      549,796
16,980   Gilead Sciences, Inc. *.............      634,712
13,500   Millennium Pharmaceuticals, Inc.
           *.................................      185,085
                                               -----------
                                                 1,369,593
                                               -----------
         COMMUNICATIONS UTILITIES - 0.1%
  900    BellSouth Corp. ....................       24,408
                                               -----------
         DRUGS & PHARMACEUTICALS - 5.1%
4,500    Allergan, Inc. .....................      326,475
7,700    Eli Lilly & Co. ....................      462,385
11,300   Wyeth...............................      422,620
                                               -----------
                                                 1,211,480
                                               -----------
         ELECTRIC UTILITIES - 3.9%
23,400   AES Corp. *.........................      233,766
3,000    DTE Energy Co. .....................      126,570
  600    Edison International................       15,906
3,500    Exelon Corp. .......................      128,415
3,400    PPL, Inc. ..........................      160,412
5,100    Progress Energy, Inc. ..............      215,934
5,600    Southern Co. .......................      167,888
                                               -----------
                                                 1,048,891
                                               -----------
         FOREST PRODUCTS & PAPER - 1.7%
4,600    Avery Dennison Corp. ...............      302,588
6,800    Plum Creek Timber Co. ..............      238,204
                                               -----------
                                                   540,792
                                               -----------

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK continued
         FURNITURE & HOUSEHOLD ITEMS - 2.3%
16,200   Mattel, Inc. .......................  $   293,706
13,400   Newell Rubbermaid, Inc. ............      268,536
                                               -----------
                                                   562,242
                                               -----------
         GAS & OTHER PUBLIC UTILITIES - 0.4%
9,100    Williams Cos., Inc. ................      110,110
                                               -----------
         GOVERNMENT AIRCRAFT & DEFENSE - 0.6%
4,500    Garmin Ltd. ........................      194,625
                                               -----------
         HEALTH CARE & HOSPITAL - 3.3%
15,800   HCA, Inc. ..........................      602,770
5,200    Health Management Associates, Class
           A *...............................      106,236
17,700   Tenet Healthcare Corp. *............      190,983
                                               -----------
                                                   899,989
                                               -----------
         INFORMATION & SERVICES - 2.1%
16,300   Paychex, Inc. ......................      491,445
                                               -----------
         INSTRUMENTS - 3.6%
9,300    Applera Corp. ......................      175,491
10,700   Medtronic, Inc. ....................      555,330
3,200    St. Jude Medical, Inc. *............      240,864
                                               -----------
                                                   971,685
                                               -----------
         INSURANCE - 1.9%
14,800   St. Paul Cos., Inc. ................      489,288
                                               -----------
         IT HARDWARE - 6.0%
8,760    Altera Corp. *......................      171,433
12,400   Linear Technology Co. ..............      449,376
1,100    Maxim Integrated Products, Inc. ....       46,519
8,977    Microchip Technology, Inc. .........      240,943
22,000   Micron Technology, Inc. *...........      264,660
2,800    Novellus Systems, Inc. *............       74,452
26,000   Solectron Corp. *...................      128,700
1,200    Xilinx, Inc. .......................       32,400
                                               -----------
                                                 1,408,483
                                               -----------
         MISCELLANEOUS FINANCE - 0.1%
1,836    Ameritrade Holding Corp. *..........       22,050
                                               -----------
         OIL DISTRIBUTION - 0.9%
28,600   El Paso Corp. ......................      262,834
                                               -----------
         OIL DRILLING & SERVICES - 1.7%
3,700    ENSCO International, Inc. ..........      120,879
2,200    Nabors Industries Ltd. *............      104,170
7,000    Noble Corp. *.......................      314,650
                                               -----------
                                                   539,699
                                               -----------
         PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 0.6%
8,100    Network Appliance, Inc. *...........      186,300
                                               -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund
(Unaudited)

76  Laudus Funds Semi-Annual Report

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK continued
         PUBLISHING, BROADCASTING & CINEMA - 4.7%
8,000    Gannett Co., Inc. ..................  $   670,080
3,400    Knight-Ridder, Inc. ................      222,530
5,600    New York Times Co., Class A.........      218,960
1,100    Univision Communications, Inc.,
           Class A *.........................       34,771
                                               -----------
                                                 1,146,341
                                               -----------
         REAL ESTATE INVESTMENT TRUSTS - 2.0%
5,500    Duke Realty Corp. ..................      182,600
1,900    General Growth Properties, Inc. ....       58,900
2,100    Simon Property Group, Inc. .........      112,623
3,100    Vornado Realty Trust................      194,308
                                               -----------
                                                   548,431
                                               -----------
         RETAIL - 11.3%
6,000    Family Dollar Stores, Inc. .........      162,600
10,200   Kohl's Corp. *......................      491,538
31,000   Kroger Co. *........................      481,120
5,500    Tiffany & Co. ......................      169,070
15,600   Wal-Mart Stores, Inc. ..............      829,920
14,500   Walgreen Co. .......................      519,535
2,400    Whole Foods Market, Inc. ...........      205,896
                                               -----------
                                                 2,859,679
                                               -----------

SHARES                                            VALUE
----------------------------------------------------------
         COMMON STOCK continued
         SOFTWARE - 8.4%
4,800    Affiliated Computer Services, Inc.,
           Class A *.........................  $   267,216
13,300   First Data Corp. ...................      578,550
8,100    Intuit, Inc. *......................      367,740
3,900    Mercury Interactive Corp. *.........      136,032
9,000    Microsoft Corp. ....................      248,850
46,500   Oracle Corp. *......................      524,520
                                               -----------
                                                 2,122,908
                                               -----------
         TEXTILES & APPAREL - 0.9%
5,800    Cintas Corp. .......................      243,832
                                               -----------
         WHOLESALE - 1.0%
4,300    AmerisourceBergen Corp. ............      230,953
                                               -----------
         TOTAL SECURITIES SOLD SHORT
           (PROCEEDS $22,343,123) - 88.4%....  $22,710,171
                                               ===========

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  77

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND (A) as of 09/30/04 (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK - 92.4%
             AUSTRIA - 0.2%
             Forest Products & Paper - 0.1%
        69   Mayr-Melnhof Karton AG...........  $     9,684
                                                -----------
             Oil Distribution - 0.1%
       163   OMV AG...........................       37,554
                                                -----------
                                                     47,238
                                                -----------
             BELGIUM - 0.3%
             Banks & Credit Institutions - 0.2%
       652   Algemene Maatschappij voor
               Nijverheidskredit NV
               (Almanij)......................       43,849
                                                -----------
             Basic Minerals & Metals - 0.1%
       137   Umicore..........................        9,997
                                                -----------
                                                     53,846
                                                -----------
             DENMARK - 0.5%
             Agriculture, Food & Beverage - 0.1%
       308   Danisco A/S......................       16,244
                                                -----------
             Cellular & Wireless - 0.2%
     1,031   TDC A/S..........................       36,480
                                                -----------
             Information & Services - 0.1%
       519   ISS A/S..........................       27,502
                                                -----------
             Instruments - 0.1%
     1,252   GN Store Nord A/S................       12,642
                                                -----------
                                                     92,868
                                                -----------
             FINLAND - 0.7%
             Cellular & Wireless - 0.1%
     2,000   Elisa Corp. *....................       26,455
                                                -----------
             Chemicals & Rubber - 0.1%
       738   Kemira Oyj.......................       10,266
                                                -----------
             Electric Utilities - 0.3%
     4,414   Fortum Oyj.......................       61,674
                                                -----------
             Forest Products & Paper - 0.1%
       588   Huhtamaki Oyj....................        7,887
     1,698   M-real Oyj, Class B..............        9,806
       822   Metso Oyj........................       10,547
                                                -----------
                                                     28,240
                                                -----------
             Metal Products & Machinery - 0.1%
       553   Wartsila Oyj, Class B............       13,050
                                                -----------
                                                    139,685
                                                -----------
             FRANCE - 4.5%
             Airlines - 0.1%
     1,315   Air France-KLM...................       20,709
                                                -----------
             Autos - 0.8%
     1,300   PSA Peugeot Citroen..............       80,085
       744   Renault SA.......................       60,849
                                                -----------
                                                    140,934
                                                -----------
             Banks & Credit Institutions - 0.5%
     1,070   Societe Generale.................       94,687
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, FRANCE continued
             Construction Materials - 0.5%
     1,800   Compagnie de Saint-Gobain........  $    92,397
        43   SA des Ciments Vicat.............        4,700
                                                -----------
                                                     97,097
                                                -----------
             Financial Investments - 0.2%
        81   Societe Fonciere Financiere et de
               Participations (FFP)...........       14,587
       636   Worms & CIE......................       16,596
                                                -----------
                                                     31,183
                                                -----------
             Gas & Other Public Utilities - 0.3%
     2,011   Veolia Environnement.............       57,871
                                                -----------
             Insurance - 0.2%
       663   CNP Assurances...................       43,066
                                                -----------
             Land & Water Transportation - 0.2%
       600   Bollore Investissement...........       43,967
                                                -----------
             Metal Products & Machinery - 0.1%
       500   Valeo SA.........................       18,307
                                                -----------
             Publishing, Broadcasting & Cinema - 0.7%
     6,000   Havas SA.........................       31,522
     4,200   Vivendi Universal SA *...........      107,614
                                                -----------
                                                    139,136
                                                -----------
             Restaurants, Hotels & Theaters - 0.1%
       920   Sodexho Alliance SA..............       24,338
                                                -----------
             Retail - 0.3%
       180   Galeries Lafayette SA............       35,702
       449   Rallye SA........................       21,721
                                                -----------
                                                     57,423
                                                -----------
             Software - 0.1%
       800   Cap Gemini SA *..................       18,809
                                                -----------
             Textiles & Apparel - 0.4%
     1,200   Christian Dior SA................       71,465
                                                -----------
                                                    858,992
                                                -----------
             GERMANY - 2.2%
             Banks & Credit Institutions - 0.4%
     4,000   Commerzbank AG *.................       74,023
                                                -----------
             Basic Minerals & Metals - 0.2%
     2,205   ThyssenKrupp AG..................       42,777
                                                -----------
             Chemicals & Rubber - 0.2%
       715   Linde AG.........................       41,169
                                                -----------
             Drugs & Pharmaceuticals - 0.2%
       971   Degussa AG.......................       35,938
                                                -----------
             Financial Investments - 0.1%
     6,544   Bankgesellschaft Berlin AG *.....       16,499
                                                -----------
             Gas & Other Public Utilities - 0.3%
     1,200   RWE AG...........................       57,231
                                                -----------
             Instruments - 0.1%
       228   Fresenius AG.....................       20,672
                                                -----------
             Metal Products & Machinery - 0.1%
     1,224   MG Technologies AG *.............       15,004
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

78  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, GERMANY continued
             Miscellaneous Finance - 0.6%
     1,519   Deutsche Bank AG.................  $   108,952
                                                -----------
                                                    412,265
                                                -----------
             IRELAND - 0.2%
             Wholesale - 0.2%
     2,000   DCC plc..........................       36,639
                                                -----------
             ITALY - 2.0%
             Banks & Credit Institutions - 0.9%
    10,000   Banca Intesa S.p.A. .............       38,005
    12,682   Banca Monte dei Paschi di Siena
               S.p.A. ........................       37,409
    27,000   Banca Nazionale del Lavoro
               S.p.A. *.......................       59,859
     2,492   Banca Popolare di Milano Scrl
               BPM)...........................       15,630
     7,047   Cassa di Risparmio di Firenze
               S.p.A. ........................       12,927
                                                -----------
                                                    163,830
                                                -----------
             Consumer Durables - 0.2%
     2,000   Merloni Elettrodomestici
               S.p.A. ........................       32,913
                                                -----------
             Electric Utilities - 0.5%
     1,307   ACEA S.p.A. .....................       13,214
    20,000   C.I.R. S.p.A. - Compagnie
               Industriali Riunite............       43,718
    20,673   Edison S.p.A. *..................       35,946
                                                -----------
                                                     92,878
                                                -----------
             Gas & Other Public Utilities - 0.2%
     8,574   Snam Rete Gas S.p.A. ............       41,424
                                                -----------
             Insurance - 0.2%
     1,191   Fondiaria-Sai S.p.A. ............       26,877
     4,506   Milano Assicurazioni S.p.A. .....       18,972
                                                -----------
                                                     45,849
                                                -----------
                                                    376,894
                                                -----------
             NETHERLANDS - 0.7%
             Information & Services - 0.1%
       976   Vedior NV........................       15,092
                                                -----------
             IT Hardware - 0.3%
     3,109   Koninklijke (Royal) Philips
               Electronics NV.................       71,204
                                                -----------
             Land & Water Transportation - 0.3%
     2,100   TPG NV...........................       51,303
                                                -----------
                                                    137,599
                                                -----------
             NORWAY - 0.7%
             Oil & Coal Resources - 0.7%
       761   Norsk Hydro ASA..................       55,395
     6,000   Statoil ASA......................       86,013
                                                -----------
                                                    141,408
                                                -----------
             SPAIN - 1.5%
             Airlines - 0.1%
     5,505   Iberia Lineas Aereas de Espana...       15,247
                                                -----------
             Banks & Credit Institutions - 0.2%
     3,022   Banco Espanol de Credito SA......       35,319
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, SPAIN continued
             Construction & Homebuilding - 0.3%
     1,185   ACS, Actividades de Construccion
               y Servicios SA.................  $    21,591
       753   Fomento de Construcciones y
               Contratas SA...................       27,954
                                                -----------
                                                     49,545
                                                -----------
             Construction Materials - 0.1%
       168   Cementos Portland Valderrivas
               SA.............................        9,734
                                                -----------
             Integrated Oil Cos. - 0.3%
     3,187   Repsol YPF SA....................       69,981
                                                -----------
             Metal Products & Machinery - 0.2%
     2,000   Gamesa Corporacion Tecnologica
               SA.............................       29,336
                                                -----------
             Real Estate Development - 0.1%
       338   Inmobiliaria Colonial............       11,439
       712   TESTA, Inmuebles en Renta SA.....       12,823
                                                -----------
                                                     24,262
                                                -----------
             Restaurants, Hotels & Theaters - 0.0%
     1,114   Sol Melia SA.....................        9,090
                                                -----------
             Wholesale - 0.2%
     1,000   Compania de Distribucion Integral
               Logista SA.....................       43,346
                                                -----------
                                                    285,860
                                                -----------
             SWEDEN - 0.9%
             Banks & Credit Institutions - 0.7%
    15,617   Nordea Bank AB...................      127,636
                                                -----------
             Commercial Aircraft & Components - 0.0%
       604   Saab AB..........................        8,296
                                                -----------
             Health Care & Hospital - 0.2%
     3,021   Gambro AB, Class A...............       34,649
                                                -----------
                                                    170,581
                                                -----------
             SWITZERLAND - 1.6%
             Agriculture, Food & Beverage - 0.0%
        22   Barry Callebaut AG...............        4,140
                                                -----------
             Chemicals & Rubber - 0.6%
       436   Ciba Specialty Chemicals AG......       27,130
     1,473   Clariant AG......................       17,635
       519   Syngenta AG......................       49,460
                                                -----------
                                                     94,225
                                                -----------
             Construction Materials - 0.1%
       386   Holcim Ltd. .....................       20,356
                                                -----------
             Electric Utilities - 0.1%
         4   Motor-Columbus Ltd. .............       14,095
                                                -----------
             Information & Services - 0.0%
        22   Kuoni Reisen Holding.............        8,140
                                                -----------
             Insurance - 0.3%
       130   Swiss Life Holding *.............       15,382
       833   Swiss Re.........................       47,930
                                                -----------
                                                     63,312
                                                -----------
             IT Hardware - 0.0%
       209   Micronas Semiconductor Holding AG
               *..............................        8,871
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

                                             Laudus Funds Semi-Annual Report  79

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, SWITZERLAND continued
             Metal Products & Machinery - 0.2%
        84   Schindler Holding AG.............  $    26,067
        82   Unaxis Holding AG................        7,224
                                                -----------
                                                     33,291
                                                -----------
             Miscellaneous Finance - 0.3%
     1,767   Credit Suisse Group..............       56,391
                                                -----------
                                                    302,821
                                                -----------
             UNITED KINGDOM - 7.5%
             Airlines - 0.3%
     4,357   BBA Group plc....................       21,090
    10,000   British Airways plc *............       37,548
                                                -----------
                                                     58,638
                                                -----------
             Banks & Credit Institutions - 0.2%
     4,174   Abbey National plc...............       42,297
                                                -----------
             Basic Minerals & Metals - 0.9%
     4,000   Anglo American plc...............       95,905
    27,776   Corus Group plc *................       25,634
     1,711   Lonmin plc.......................       33,903
                                                -----------
                                                    155,442
                                                -----------
             Beer, Liquor & Tobacco - 0.3%
     4,800   SABMiller plc....................       63,363
                                                -----------
             Cellular & Wireless - 0.3%
    36,000   mmO2 plc *.......................       64,004
                                                -----------
             Chemicals & Rubber - 0.2%
     9,713   Imperial Chemical Industries
               plc............................       37,086
                                                -----------
             Commercial Aircraft & Components - 0.3%
       632   Cobham plc.......................       15,233
     1,744   Meggitt plc......................        7,700
     8,923   Rolls-Royce Group plc............       40,892
                                                -----------
                                                     63,825
                                                -----------
             Communications Utilities - 0.1%
    10,000   Cable & Wireless plc.............       17,688
                                                -----------
             Construction & Homebuilding - 0.8%
     2,700   Barratt Developments plc.........       27,654
       773   Bellway plc......................       10,211
       773   Berkeley Group plc...............       17,737
     2,274   George Wimpey plc................       16,542
     1,688   Persimmon plc....................       20,206
     6,000   Taylor Woodrow plc...............       28,581
       565   Wilson Bowden plc................       10,960
                                                -----------
                                                    131,891
                                                -----------
             Construction Materials - 0.2%
    18,000   Aggregate Industries plc.........       31,106
     8,109   Pilkington plc...................       13,280
                                                -----------
                                                     44,386
                                                -----------
             Drugs & Pharmaceuticals - 0.1%
     2,760   Shire Pharmaceuticals plc........       26,108
                                                -----------
             Financial Investments - 0.2%
     3,020   3i Group plc.....................       30,357
                                                -----------
             Forest Products & Paper - 0.0%
     3,196   DS Smith plc.....................        8,617
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED KINGDOM continued
             Furniture & Household Items - 0.3%
     4,000   Smiths Group plc.................  $    53,707
                                                -----------
             Gas & Other Public Utilities - 0.2%
       745   Pennon Group plc.................       11,607
     1,981   Severn Trent plc.................       31,474
                                                -----------
                                                     43,081
                                                -----------
             Information & Services - 0.1%
     1,207   Davis Service Group plc..........        8,081
     3,160   First Choice Holidays plc........        7,577
     1,050   RAC plc..........................       12,977
                                                -----------
                                                     28,635
                                                -----------
             Insurance - 0.8%
     7,000   Aviva plc........................       69,351
    10,791   Friends Provident plc............       27,191
    18,739   Old Mutual plc...................       38,741
                                                -----------
                                                    135,283
                                                -----------
             Land & Water Transportation - 0.2%
     1,203   Arriva plc.......................        9,687
     1,881   Exel plc.........................       23,282
                                                -----------
                                                     32,969
                                                -----------
             Metal Products & Machinery - 0.1%
     8,000   FKI plc..........................       17,372
                                                -----------
             Miscellaneous Finance - 0.3%
     4,234   Amvescap plc.....................       22,889
    22,674   Legal & General Group plc........       40,722
                                                -----------
                                                     63,611
                                                -----------
             Oil & Coal Resources - 0.4%
     4,200   Xstrata plc......................       69,047
                                                -----------
             Real Estate Development - 0.5%
     2,739   British Land Co., plc............       36,875
     1,664   Hammerson plc....................       21,800
     1,783   Land Securities Group plc........       37,847
                                                -----------
                                                     96,522
                                                -----------
             Restaurants, Hotels & Theaters - 0.3%
     7,889   Hilton Group plc.................       39,507
     1,784   Whitbread plc....................       26,601
                                                -----------
                                                     66,108
                                                -----------
             Retail - 0.3%
     7,059   J Sainsbury plc..................       32,541
     8,000   Somerfield plc...................       18,168
                                                -----------
                                                     50,709
                                                -----------
             Software - 0.1%
     9,000   LogicaCMG plc....................       28,215
                                                -----------
                                                  1,428,961
                                                -----------
             UNITED STATES - 68.9%
             Agriculture, Food & Beverage - 1.3%
       600   Cal-Maine Foods, Inc. ...........        6,582
     1,000   Chiquita Brands International,
               Inc. *.........................       17,410
       200   Diedrich Coffee, Inc. *..........          972
       450   Flowers Foods, Inc. .............       11,633
       104   Penford Corp. ...................        1,811
       900   PepsiAmericas, Inc. .............       17,190

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

80  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Agriculture, Food & Beverage continued
     2,400   PepsiCo, Inc. ...................  $   116,759
       200   Ralcorp Holdings, Inc. *.........        7,220
       100   Seaboard Corp. ..................       58,595
       300   Seneca Foods Corp., Class B *....        5,475
       100   Tyson Foods, Inc., Class A.......        1,602
                                                -----------
                                                    245,249
                                                -----------
             Airlines - 0.0%
       800   Hawaiian Holdings, Inc. *........        4,928
       400   MAIR Holdings, Inc. *............        3,280
                                                -----------
                                                      8,208
                                                -----------
             Autos - 0.0%
        60   R&B, Inc. *......................        1,312
       200   Sypris Solutions, Inc. ..........        2,730
       200   TRW Automotive Holdings Corp. *..        3,770
                                                -----------
                                                      7,812
                                                -----------
             Banks & Credit Institutions - 5.3%
       300   ACE Cash Express, Inc. *.........        7,812
       700   Advanta Corp., Class A...........       15,960
       200   BNCCORP, Inc. *..................        2,915
     1,300   Capital One Financial Corp. .....       96,070
       300   Colonial BancGroup, Inc. ........        6,135
       300   Comerica, Inc. ..................       17,805
       600   Commercial Federal Corp. ........       16,188
       300   Community West Bancshares........        3,165
     1,100   Doral Financial Corp. ...........       45,617
       500   Euronet Worldwide, Inc. *........        9,360
     1,500   Fannie Mae.......................       95,100
       100   First Citizens BancShares, Inc.,
               Class A........................       11,800
       200   First Investors Financial
               Services Group, Inc. *.........          913
       300   First Mariner Bancorp *..........        5,160
       100   First Place Financial Corp. .....        2,000
       300   Firstcity Financial Corp. *......        2,736
       220   Gateway Financial Holdings,
               Inc. ..........................        3,300
       100   Habersham Bancorp................        1,986
       300   Horizon Bancorp..................        7,425
       900   Independence Community Bank
               Corp. .........................       35,145
       200   Intervest Bancshares Corp. *.....        3,350
       600   Investors Financial Services
               Corp. .........................       27,078
       800   Irwin Financial Corp. ...........       20,656
       200   LSB Financial Corp. .............        5,225
     1,500   Metris Cos., Inc. *..............       14,670
     1,700   National City Corp. .............       65,654
       239   New Century Financial Corp. .....       14,393
       200   Northeast Pennsylvania Financial
               Corp. .........................        3,302
     1,500   Ocwen Financial Corp. *..........       13,725
       200   Pacific Mercantile Bancorp *.....        2,494
     1,800   PNC Financial Services Group,
               Inc. ..........................       97,380
       200   PSB Bancorp, Inc. ...............        3,160
       900   R&G Financial Corp., Class B.....       34,785
       300   Republic Bancorp, Inc. ..........        4,620

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Banks & Credit Institutions continued
       440   Republic First Bancorp, Inc. *...  $     5,755
     1,000   South Financial Group, Inc. .....       28,200
     2,300   SunTrust Banks, Inc. ............      161,943
       200   Timberland Bancorp, Inc. ........        4,694
     1,000   Wachovia Corp. ..................       46,950
       200   Washington Federal, Inc. ........        5,030
       400   Westcorp.........................       17,008
       400   WFS Financial, Inc. *............       18,620
       700   Zions Bancorporation.............       42,728
                                                -----------
                                                  1,028,012
                                                -----------
             Basic Minerals & Metals - 0.8%
       500   Layne Christensen Co. *..........        7,535
       700   Maverick Tube Corp. *............       21,567
       500   NS Group, Inc. *.................        9,250
       100   Nucor Corp. .....................        9,137
       100   Olympic Steel, Inc. *............        1,890
       500   Phelps Dodge Corp. ..............       46,015
       300   Reliance Steel & Aluminum Co. ...       11,910
       600   Ryerson Tull, Inc. ..............       10,302
       700   Steel Dynamics, Inc. ............       27,034
                                                -----------
                                                    144,640
                                                -----------
             Beer, Liquor & Tobacco - 0.2%
       100   Adolph Coors Co., Class B........        6,792
     1,400   Star Scientific, Inc. *..........        8,288
       400   UST, Inc. .......................       16,104
                                                -----------
                                                     31,184
                                                -----------
             Biotechnology - 1.0%
       300   Affymetrix, Inc. *...............        9,213
       200   Anika Therapeutics, Inc. *.......        2,760
     2,800   Genentech, Inc. *................      146,776
       500   Keryx Biopharmaceuticals, Inc.
               *..............................        5,595
       900   Nabi Biopharmaceuticals *........       12,042
       600   Noven Pharmaceuticals, Inc. *....       12,504
                                                -----------
                                                    188,890
                                                -----------
             Cellular & Wireless - 0.7%
     2,600   Nextel Partners, Inc., Class A
               *..............................       43,108
     1,000   Telephone & Data Systems,
               Inc. ..........................       84,170
                                                -----------
                                                    127,278
                                                -----------
             Chemicals & Rubber - 1.2%
       500   A. Schulman, Inc. ...............       11,020
       400   Arch Chemicals, Inc. ............       11,420
       100   Bairnco Corp. ...................        1,095
       600   FMC Corp. *......................       29,142
     1,000   Hexcel Corp. *...................       13,820
       400   Landec Corp. *...................        3,000
       500   LSB Industries, Inc. *...........        4,640
       300   Octel Corp. .....................        6,372
       900   Rohm & Haas Co. .................       38,673
     2,300   Sherwin-Williams Co. ............      101,108
     1,300   Terra Industries, Inc. *.........       11,258
                                                -----------
                                                    231,548
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

                                             Laudus Funds Semi-Annual Report  81

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Communications Utilities - 1.3%
       300   Atlantic Tele-Network, Inc. .....  $     8,640
     4,300   Earthlink, Inc. *................       44,290
       200   Hector Communications Corp. *....        4,200
     1,300   SBC Communications, Inc. ........       33,735
       100   Verizon Communications, Inc. ....        3,938
     4,300   Yahoo!, Inc. *...................      145,813
                                                -----------
                                                    240,616
                                                -----------
             Construction & Homebuilding - 1.2%
     1,100   Champion Enterprises, Inc. *.....       11,319
     1,700   Comfort Systems USA, Inc. *......       11,220
       600   Integrated Electrical Services,
               Inc. *.........................        2,886
       880   M.D.C. Holdings, Inc. ...........       64,328
       300   Perini Corp. *...................        4,278
     1,900   Pulte Homes, Inc. ...............      116,603
       800   Willbros Group, Inc. *...........       11,928
                                                -----------
                                                    222,562
                                                -----------
             Construction Materials - 0.4%
       800   Ameron International Corp. ......       26,320
       800   Vulcan Materials Co. ............       40,760
                                                -----------
                                                     67,080
                                                -----------
             Consumer Durables - 0.5%
     1,200   Brunswick Corp. .................       54,912
       400   Harman International Industries,
               Inc. ..........................       43,100
       300   Monaco Coach Corp. ..............        6,495
                                                -----------
                                                    104,507
                                                -----------
             Drugs & Pharmaceuticals - 3.7%
       100   Alpharma, Inc., Class A..........        1,829
       200   Andrx Corp. *....................        4,472
     1,200   Biogen Idec, Inc. *..............       73,404
       900   Celgene Corp. *..................       52,407
       500   Connetics Corp. *................       13,510
       700   Dade Behring Holdings, Inc. *....       39,003
       800   First Horizon Pharmaceutical
               Corp. *........................       16,008
       200   Genencor International, Inc. *...        3,210
     1,500   Genzyme Corp. *..................       81,615
       100   Impax Laboratories, Inc. *.......        1,536
     2,000   IVAX Corp. *.....................       38,300
    12,000   Pfizer, Inc. ....................      367,200
       200   Polydex Pharmaceuticals Ltd. *...          993
       400   Serologicals Corp. *.............        9,332
                                                -----------
                                                    702,819
                                                -----------
             Electric Utilities - 0.6%
       500   Alliant Energy Corp. ............       12,440
     1,400   Constellation Energy Group,
               Inc. ..........................       55,776
       100   Green Mountain Power Corp. ......        2,605
       600   Northeast Utilities..............       11,634
     1,200   Westar Energy, Inc. .............       24,240
                                                -----------
                                                    106,695
                                                -----------
             Financial Investments - 0.2%
       200   California First National
               Bancorp........................        2,689
       100   Choice Hotels International,
               Inc. ..........................        5,759
       300   Electro Rent Corp. ..............        3,312

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Financial Investments continued
       185   ePlus, Inc. *....................  $     1,935
       300   MCG Capital Corp. ...............        5,208
       400   Rent-Way, Inc. *.................        2,740
       200   Shenandoah Telecommunications
               Co. ...........................        5,122
       300   Willis Lease Finance Corp. *.....        2,309
                                                -----------
                                                     29,074
                                                -----------
             Forest Products & Paper - 1.1%
     1,200   3M Co. ..........................       95,964
       300   Chesapeake Corp. ................        7,206
       300   CSS Industries, Inc. ............        9,282
       500   Georgia-Pacific Corp. ...........       17,975
     1,400   Louisiana-Pacific Corp. .........       36,330
       500   Packaging Corp. of America.......       12,235
       200   Temple-Inland, Inc. .............       13,430
       800   Universal Forest Products,
               Inc. ..........................       27,360
                                                -----------
                                                    219,782
                                                -----------
             Furniture & Household Items - 1.6%
     2,100   Acuity Brands, Inc. .............       49,917
       200   American Locker Group, Inc. *....        2,140
       400   Callaway Golf Co. ...............        4,228
       300   Chase Corp. .....................        4,890
       300   Communications Systems, Inc. ....        2,496
       200   Flexsteel Industries, Inc. ......        3,550
       700   Fortune Brands, Inc. ............       51,863
     2,200   Gillette Co. ....................       91,828
     1,100   Griffon Corp. *..................       23,210
       200   Johnson Outdoors, Inc., Class A
               *..............................        3,940
       400   Juno Lighting, Inc. .............       12,136
       500   K2, Inc. *.......................        7,155
       400   Leggett & Platt, Inc. ...........       11,240
     1,200   Movado Group, Inc. ..............       20,400
       300   Rogers Corp. *...................       12,747
       900   Steelcase, Inc., Class A.........       12,600
                                                -----------
                                                    314,340
                                                -----------
             Gas & Other Public Utilities - 0.8%
       400   Duratek, Inc. *..................        7,116
       900   KeySpan Corp. ...................       35,280
     3,800   NiSource, Inc. ..................       79,838
       700   Oneok, Inc. .....................       18,214
       500   SEMCO Energy, Inc. ..............        2,745
       100   South Jersey Industries, Inc. ...        4,775
       200   Waste Industries USA, Inc. ......        2,262
                                                -----------
                                                    150,230
                                                -----------
             Government Aircraft & Defense - 1.0%
     1,100   Armor Holdings, Inc. *...........       45,771
       200   I.D. Systems, Inc. *.............        2,814
       250   Orbit International Corp. *......        1,628
     2,400   Raytheon Co. ....................       91,152
       700   Textron, Inc. ...................       44,989
                                                -----------
                                                    186,354
                                                -----------
             Health Care & Hospital - 3.5%
     1,000   Aetna, Inc. .....................       99,930
       400   Allied Healthcare International,
               Inc. *.........................        2,156

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

82  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Health Care & Hospital continued
       300   Bio-Reference Laboratories, Inc.
               *..............................  $     4,182
     2,250   Coventry Health Care, Inc. *.....      120,083
     1,200   DaVita, Inc. *...................       37,380
     2,600   Humana, Inc. *...................       51,948
       600   Kindred Healthcare, Inc. *.......       14,640
       200   Kinetic Concepts, Inc. *.........       10,510
       600   LCA-Vision, Inc. ................       15,474
       400   Medcath Corp. *..................        6,328
       200   National Dentex Corp. *..........        5,636
       300   National Home Health Care Corp.
               *..............................        3,000
     1,100   PacifiCare Health Systems, Inc.
               *..............................       40,370
       600   RehabCare Group, Inc. *..........       13,818
     3,254   UnitedHealth Group, Inc. ........      239,949
                                                -----------
                                                    665,404
                                                -----------
             Information & Services - 3.1%
       200   Ablest, Inc. *...................        1,260
       300   Angelica Corp. ..................        7,464
       700   Bluegreen Corp. *................        7,791
     1,800   Brink's Co. .....................       54,306
       700   Carriage Services, Inc. *........        3,311
       220   Cass Information Systems,
               Inc. ..........................        8,140
       300   CDI Corp. .......................        6,150
     1,300   Century Business Services, Inc.
               *..............................        5,837
       800   Checkfree Corp. *................       22,136
       300   Cornell Cos., Inc. *.............        3,720
       800   Covance, Inc. *..................       31,976
       300   Exponent, Inc. *.................        8,265
       300   Forrester Research, Inc. *.......        4,572
       300   Heidrick & Struggles
               International, Inc. *..........        8,646
       200   ICT Group, Inc. *................        1,482
       300   Kendle International, Inc. *.....        1,587
       500   Kforce, Inc. *...................        4,190
       700   Labor Ready, Inc. *..............        9,814
       300   MAXIMUS, Inc. *..................        8,643
       200   Metal Management, Inc. *.........        3,636
       200   Michael Baker Corp. *............        3,140
       488   Modem Media, Inc. *..............        2,625
       450   Monro Muffler Brake, Inc. *......        9,833
     1,200   MPS Group, Inc. *................       10,092
       200   National Technical Systems, Inc.
               *..............................          994
     1,000   Navigant Consulting, Inc. *......       21,960
       100   Navigant International, Inc. *...        1,633
       580   NCO Group, Inc. *................       15,631
       200   Nobel Learning Communities, Inc.
               *..............................        1,400
       400   Opinion Research Corp. *.........        2,544
     1,300   Parexel International Corp. *....       25,480
       900   Pharmaceutical Product
               Development, Inc. *............       32,400
       100   Pre-Paid Legal Services, Inc.
               *..............................        2,568
     4,300   Prudential Financial, Inc. ......      202,272
       300   RCM Technologies, Inc. *.........        1,482
     1,400   Robert Half International,
               Inc. ..........................       36,078
     1,900   Stewart Enterprises, Inc., Class
               A *............................       13,205

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Information & Services continued
       200   TechTeam Global, Inc. *..........  $     1,874
       600   TeleTech Holdings, Inc. *........        5,664
                                                -----------
                                                    593,801
                                                -----------
             Instruments - 4.2%
     1,300   Aeroflex, Inc. *.................       13,741
       300   AMX Corp. *......................        5,412
       200   Atrion Corp. ....................        9,500
     1,000   Bausch & Lomb, Inc. .............       66,450
     1,300   Becton Dickinson & Co. ..........       67,210
       900   Biomet, Inc. ....................       42,192
       800   C.R. Bard, Inc. .................       45,304
       100   Checkpoint Systems, Inc. *.......        1,557
       600   Conmed Corp. *...................       15,780
       400   Cooper Cos., Inc. ...............       27,420
     1,400   Cytyc Corp. *....................       33,810
       700   Datascope Corp. .................       26,110
       800   Edwards Lifesciences Corp. *.....       26,800
       500   Endocardial Solutions, Inc. *....        5,785
       500   Esterline Technologies Corp. *...       15,295
       600   Input/Output, Inc. *.............        6,186
     1,200   Invacare Corp. ..................       55,200
       800   Johnson & Johnson................       45,064
     1,400   Johnson Controls, Inc. ..........       79,534
       100   K-Tron International, Inc. *.....        2,212
       100   Kewaunee Scientific Corp. .......          894
       300   Laserscope *.....................        6,081
       300   Measurement Specialties, Inc.
               *..............................        7,455
       300   Mesa Laboratories, Inc. .........        3,567
       400   Mine Safety Appliances Co. ......       16,288
       200   Misonix, Inc. *..................        1,366
       100   Ocular Sciences, Inc. *..........        4,797
       300   Schmitt Industries, Inc. *.......        2,004
       400   Sola International, Inc. *.......        7,620
     1,600   Thermo Electron Corp. *..........       43,232
       500   Waters Corp. *...................       22,050
     1,300   Zimmer Holdings, Inc. *..........      102,752
                                                -----------
                                                    808,668
                                                -----------
             Insurance - 3.6%
     1,800   ACE Ltd. ........................       72,108
       102   Alleghany Corp. *................       27,836
     2,600   American International Group,
               Inc. ..........................      176,774
       300   American Safety Insurance
               Holdings Ltd. *................        4,110
       500   AmerUs Group Co. ................       20,500
     3,500   AON Corp. .......................      100,590
       100   Chubb Corp. .....................        7,028
       900   Everest Re Group Ltd. ...........       66,897
     1,100   Fidelity National Financial,
               Inc. ..........................       41,910
       500   Fpic Insurance Group, Inc. *.....       12,925
       200   Great American Financial
               Resources, Inc. ...............        3,058
       400   HCC Insurance Holdings, Inc. ....       12,060
     1,400   Max Re Capital Ltd. .............       28,000
       200   Merchants Group, Inc. ...........        4,650
       100   National Western Life Insurance
               Co., Class A *.................       16,290
     1,300   Old Republic International
               Corp. .........................       32,539

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

                                             Laudus Funds Semi-Annual Report  83

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Insurance continued
     1,000   Radian Group, Inc. ..............  $    46,230
       200   Selective Insurance Group,
               Inc. ..........................        7,440
       400   Zenith National Insurance
               Corp. .........................       16,924
                                                -----------
                                                    697,869
                                                -----------
             IT Hardware - 3.4%
       500   Broadcom Corp., Class A *........       13,645
       600   Cobra Electronics Corp. *........        4,326
     1,000   CommScope, Inc. *................       21,600
     1,100   Cree, Inc. *.....................       33,583
     1,006   Digi International, Inc. *.......       11,499
       200   DIRECTV Group, Inc. *............        3,518
       100   EMS Technologies, Inc. *.........        1,725
       200   Espey Manufacturing & Electronics
               Corp. .........................        5,180
     1,400   Harmonic, Inc. *.................        9,310
     1,600   Harris Corp. ....................       87,904
     2,700   Juniper Networks, Inc. *.........       63,720
       500   L-3 Communications Holdings,
               Inc. ..........................       33,500
     5,500   Marvell Technology Group Ltd.
               *..............................      143,714
        78   Mattson Technology, Inc. *.......          600
       200   Merrimac Industries, Inc. *......        1,680
       800   Microsemi Corp. *................       11,280
     4,600   Motorola, Inc. ..................       82,984
       900   NMS Communications Corp. *.......        4,392
       800   Paradyne Networks Corp. *........        3,680
       104   Peak International Ltd. *........          541
       700   Plantronics, Inc. ...............       30,268
     1,300   Silicon Image, Inc. *............       16,432
     1,500   SonicWALL, Inc. *................       10,140
       200   Sunair Electronics, Inc. *.......        1,046
       400   Suntron Corp. *..................        1,980
     3,900   Tellabs, Inc. *..................       35,841
       300   TTM Technologies, Inc. *.........        2,667
       400   ViaSat, Inc. *...................        8,040
                                                -----------
                                                    644,795
                                                -----------
             Land & Water Transportation - 2.1%
     4,600   Burlington Northern Santa Fe
               Corp. .........................      176,226
       200   Celadon Group, Inc. *............        3,810
       300   EGL, Inc. *......................        9,078
     1,500   General Maritime Corp. *.........       52,245
       675   Marten Transport Ltd. *..........       11,792
       900   Ryder System, Inc. ..............       42,336
       800   Sea Containers Ltd., Class A.....       12,184
     1,200   Teekay Shipping Corp. ...........       51,708
       400   U.S. Xpress Enterprises, Inc.,
               Class A *......................        7,416
       400   United Parcel Service, Inc.,
               Class B........................       30,368
                                                -----------
                                                    397,163
                                                -----------
             Mainframe & Minicomputers - 0.3%
       200   Dell, Inc. *.....................        7,120
     1,500   PalmOne, Inc. *..................       45,660
                                                -----------
                                                     52,780
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Metal Products & Machinery - 1.7%
       300   A.S.V., Inc. *...................  $    11,229
     3,600   American Standard Cos., Inc. *...      140,076
       500   Black & Decker Corp. ............       38,720
       200   Chicago Rivet & Machine Co. .....        5,236
       300   CIRCOR International, Inc. ......        5,850
       200   Eastern Co. .....................        3,250
       100   Evans & Sutherland Computer Corp.
               *..............................          535
       500   Gerber Scientific, Inc. *........        3,295
     1,000   GrafTech International Ltd. *....       13,950
       100   Kennametal, Inc. ................        4,515
       500   Littelfuse, Inc. *...............       17,265
       500   MagneTek, Inc. *.................        3,735
       100   P & F Industries, Inc. *.........          940
       700   Rayovac Corp. *..................       18,445
       100   Regal-Beloit Corp. ..............        2,419
       200   Robbins & Myers, Inc. ...........        4,400
       300   SL Industries, Inc. *............        3,300
       100   Standard Motor Products, Inc. ...        1,511
       100   Standex International Corp. .....        2,450
       200   TB Wood's Corp. .................        1,140
       500   Tecumseh Products Co., Class B...       20,231
       600   Timken Co. ......................       14,772
       108   Velcro Industries NV.............        1,242
       300   York International Corp. ........        9,477
                                                -----------
                                                    327,983
                                                -----------
             Miscellaneous Finance - 2.4%
     1,000   A.G. Edwards, Inc. ..............       34,620
       300   Ambac Financial Group, Inc. .....       23,985
       600   BlackRock, Inc., Class A.........       44,094
     1,050   Cincinnati Financial Corp. ......       43,281
     5,400   JPMorgan Chase & Co. ............      214,541
       450   Legg Mason, Inc. ................       23,972
     1,600   Qualcomm, Inc. ..................       62,464
       100   Raymond James Financial, Inc. ...        2,412
       533   Stifel Financial Corp. *.........       10,447
                                                -----------
                                                    459,816
                                                -----------
             Oil & Coal Resources - 1.5%
       260   Brigham Exploration Co. *........        2,444
     2,700   Chesapeake Energy Corp. .........       42,741
       300   Delta Petroleum Corp. *..........        3,912
       300   Devon Energy Corp. ..............       21,303
       300   Edge Petroleum Corp. *...........        4,791
       800   Kerr-McGee Corp. ................       45,800
     1,000   Magnum Hunter Resources, Inc. *..       11,540
       500   Resource America, Inc., Class
               A..............................       11,795
       600   Southwestern Energy Co. *........       25,194
       600   Spinnaker Exploration Co. *......       21,024
     3,000   XTO Energy, Inc. ................       97,440
                                                -----------
                                                    287,984
                                                -----------
             Oil Distribution - 0.9%
       200   Adams Resources & Energy, Inc. ..        2,650
       800   Ashland, Inc. ...................       44,864
       500   Headwaters, Inc. *...............       15,430

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

84  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Oil Distribution continued
       600   Sunoco, Inc. ....................  $    44,388
       900   Valero Energy Corp. .............       72,189
                                                -----------
                                                    179,521
                                                -----------
             Oil Drilling & Services - 3.0%
       300   Atwood Oceanics, Inc. *..........       14,262
     2,400   Baker Hughes, Inc. ..............      104,928
       400   Dawson Geophysical Co. *.........        8,372
       400   FMC Technologies, Inc. *.........       13,360
       500   Grant Prideco, Inc. *............       10,245
       100   Gulf Island Fabrication, Inc. ...        2,230
     2,100   Halliburton Co. .................       70,749
     1,100   National-Oilwell, Inc. *.........       36,146
       200   Newpark Resources *..............        1,200
     1,100   Noble Corp. *....................       49,445
       300   Pioneer Drilling Co. *...........        2,520
     2,100   Schlumberger Ltd. ...............      141,351
     2,600   Varco International, Inc. *......       69,732
       600   Veritas DGC, Inc. *..............       13,668
       800   Weatherford International Ltd.
               *..............................       40,816
                                                -----------
                                                    579,024
                                                -----------
             Photooptical, Micros & Office Machinery - 0.3%
       200   Delphax Technologies, Inc. *.....          678
       900   EMC Corp. *......................       10,386
       200   Lexmark International, Inc. *....       16,802
       400   NCR Corp. *......................       19,836
       300   PAR Technology Corp. *...........        2,748
       200   Printronix, Inc. *...............        3,006
       200   SafeNet, Inc. *..................        5,276
       200   Wells-Gardner Electronics Corp.
               *..............................          910
                                                -----------
                                                     59,642
                                                -----------
             Publishing, Broadcasting & Cinema - 1.2%
       700   American Greetings Corp., Class
               A..............................       17,584
       600   Bowne & Co., Inc. ...............        7,794
       300   Champion Industries, Inc. .......        1,146
       100   EMAK Worldwide, Inc. *...........          974
       400   Media General, Inc. .............       22,380
       200   Outlook Group Corp. .............        1,518
       200   Pulitzer, Inc. ..................        9,880
       100   Time Warner, Inc. *..............        1,614
     2,500   Viacom, Inc. ....................       85,000
       300   World Wrestling Entertainment,
               Inc. ..........................        3,666
     2,300   XM Satellite Radio Holdings,
               Inc., Class A *................       71,346
                                                -----------
                                                    222,902
                                                -----------
             Real Estate Development - 0.1%
       200   Amrep Corp. .....................        3,510
       200   ILX Resorts, Inc. ...............        1,988
       200   J.W. Mays, Inc. *................        2,550
       200   Patriot Transportation Holding,
               Inc. *.........................        6,572
       200   Tarragon Corp. *.................        2,602
                                                -----------
                                                     17,222
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Real Estate Investment Trusts - 1.6%
       800   American Home Mortgage Investment
               Corp. .........................  $    22,360
       300   Boykin Lodging Co. *.............        2,523
       600   Brandywine Realty Trust..........       17,088
       400   Commercial Net Lease Realty......        7,288
       300   Correctional Properties Trust....        8,190
       500   CRT Properties, Inc. ............       10,725
       200   Hanover Capital Mortgage
               Holdings, Inc. ................        2,480
     2,600   HRPT Properties Trust............       28,574
     2,200   iStar Financial, Inc. ...........       90,706
       300   Mission West Properties..........        3,105
       600   Newcastle Investment Corp. ......       18,420
       300   One Liberty Properties, Inc. ....        5,415
       200   Presidential Realty Corp., Class
               B..............................        1,595
       900   Reckson Associates Realty
               Corp. .........................       25,875
     2,000   Trizec Properties, Inc. .........       31,940
     1,100   Ventas, Inc. ....................       28,512
       400   Winston Hotels, Inc. ............        4,280
                                                -----------
                                                    309,076
                                                -----------
             Restaurants, Hotels & Theaters - 0.6%
       200   Ark Restaurants Corp. *..........        5,210
     1,100   CKE Restaurants, Inc. *..........       12,155
       200   Dave & Buster's, Inc. *..........        3,796
       600   Famous Dave's of America, Inc.
               *..............................        4,500
       200   Frisch's Restaurants, Inc. ......        5,000
       100   Interstate Hotels & Resorts, Inc.
               *..............................          405
     1,000   Landry's Restaurants, Inc. ......       27,290
       300   Lone Star Steakhouse & Saloon,
               Inc. ..........................        7,749
       500   Luby's, Inc. *...................        3,300
       600   Marcus Corp. ....................       11,682
       300   Monarch Casino & Resort, Inc.
               *..............................        5,721
       200   Nathan's Famous, Inc. *..........        1,228
       300   Rubio's Restaurants, Inc. *......        2,736
       698   Ryan's Restaurant Group, Inc.
               *..............................       10,358
       200   Star Buffet, Inc. ...............        1,250
       200   Station Casinos, Inc. ...........        9,808
       400   Vail Resorts, Inc. *.............        7,228
       800   Westcoast Hospitality Corp. *....        4,440
                                                -----------
                                                    123,856
                                                -----------
             Retail - 5.3%
     1,600   American Eagle Outfitters,
               Inc. ..........................       58,960
       750   AnnTaylor Stores Corp. *.........       17,550
       400   Barnes & Noble, Inc. *...........       14,800
       200   Blair Corp. .....................        5,636
       500   Books-A-Million, Inc. ...........        4,005
     1,200   Borders Group, Inc. .............       29,760
       800   Charming Shoppes *...............        5,696
     2,300   Circuit City Stores, Inc. .......       35,282
       300   Claire's Stores, Inc. ...........        7,512
     1,000   Copart, Inc. *...................       18,930
     2,527   eBay, Inc. *.....................      232,332
       300   EZCORP, Inc., Class A *..........        2,610
       600   Fastenal Co. ....................       34,560
     2,300   Federated Department Stores,
               Inc. ..........................      104,489
     1,000   Foot Locker, Inc. ...............       23,700
       900   Gap, Inc. .......................       16,830

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

                                             Laudus Funds Semi-Annual Report  85

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Retail continued
     1,000   Guess?, Inc. *...................  $    17,810
       600   Hastings Entertainment, Inc. *...        4,560
       300   Haverty Furniture Cos., Inc. ....        5,262
       100   Insight Enterprises, Inc. *......        1,684
     1,900   J.C. Penney Co., Inc. ...........       67,032
       300   Jo-Ann Stores, Inc. *............        8,412
     3,100   Limited Brands...................       69,099
       400   Longs Drug Stores Corp. .........        9,680
       800   Nordstrom, Inc. .................       30,592
     2,200   Office Depot, Inc. *.............       33,066
       900   Retail Ventures, Inc. *..........        6,786
       200   Rush Enterprises, Inc., Class B
               *..............................        2,338
       100   S&K Famous Brands, Inc. *........        1,567
     1,200   Supervalu, Inc. .................       33,060
     3,300   TJX Cos., Inc. ..................       72,732
     1,800   Toys R US, Inc. *................       31,932
     1,000   Zale Corp. *.....................       28,100
                                                -----------
                                                  1,036,364
                                                -----------
             Soaps & Cosmetics - 1.8%
     4,400   Avon Products, Inc. .............      192,192
         1   DEL Laboratories, Inc. *.........           33
       600   Elizabeth Arden, Inc. *..........       12,636
       200   Parlux Fragrances, Inc. *........        2,600
     2,600   Procter & Gamble Co. ............      140,712
                                                -----------
                                                    348,173
                                                -----------
             Software - 2.6%
     3,000   Activision, Inc. *...............       41,610
       400   American Software, Inc., Class
               A..............................        2,408
       200   Ansoft Corp. *...................        3,180
     1,100   answerthink, Inc. *..............        5,885
       300   Applix, Inc. *...................        1,320
       200   Aspen Technology, Inc. *.........        1,398
     2,400   Autodesk, Inc. ..................      116,712
       600   Borland Software Corp. *.........        5,010
       100   Cerner Corp. *...................        4,326
     1,000   Ciber, Inc. *....................        7,520
     1,300   Computer Sciences Corp. *........       61,230
       300   Edgewater Technology, Inc. *.....        1,485
       600   eFunds Corp. *...................       11,154
       300   First Consulting Group, Inc. *...        1,422
       300   HMS Holdings Corp. *.............        1,950
       200   Infocrossing, Inc. *.............        3,163
       600   Internet Security Systems *......       10,200
       200   Manatron, Inc. *.................        1,604
       200   Netmanage, Inc. *................        1,086
     4,700   Novell, Inc. *...................       29,657
       200   NWH, Inc. .......................        3,536
       500   Phoenix Technologies Ltd. *......        2,495
       700   PLATO Learning, Inc. *...........        6,188
     2,400   S1 Corp. *.......................       19,152
     2,700   Sapient Corp. *..................       20,601
     1,100   Seachange International, Inc.
               *..............................       17,589
       300   Sento Corp. *....................        1,890
       100   Superior Consultant Holdings
               Corp. *........................          650

  SHARES                                           VALUE
-----------------------------------------------------------
             COMMON STOCK, UNITED STATES continued
             Software continued
       700   SYKES Enterprises, Inc. *........  $     3,213
       300   Tecnomatix Technologies Ltd. *...        3,390
       300   TSR, Inc. .......................        1,836
       400   Ultimate Software Group, Inc.
               *..............................        4,912
     3,300   VeriSign, Inc. *.................       65,604
       100   Websense, Inc. *.................        4,167
     1,600   Wind River Systems, Inc. *.......       19,520
     1,000   Witness Systems, Inc. *..........       16,070
                                                -----------
                                                    503,133
                                                -----------
             Textiles & Apparel - 1.6%
       600   Ashworth, Inc. *.................        4,920
     1,700   Coach, Inc. *....................       72,114
       800   DHB Industries, Inc. *...........       11,360
       200   Haggar Corp. ....................        3,428
       200   Hallwood Group, Inc. *...........       16,800
       200   Hampshire Group Ltd. *...........        6,312
     1,900   Jones Apparel Group, Inc. .......       68,020
     1,000   Phillips-Van Heusen Corp. .......       22,280
       800   Polo Ralph Lauren Corp. .........       29,096
       400   Saucony, Inc., Class A...........        9,964
       900   Skechers U.S.A., Inc., Class A
               *..............................       13,068
       300   Tandy Brands Accessories,
               Inc. ..........................        4,275
       400   Timberland Co., Class A *........       22,720
     2,300   Tommy Hilfiger Corp. *...........       22,701
                                                -----------
                                                    307,058
                                                -----------
             Wholesale - 1.2%
       200   ALL American Semiconductor *.....        1,226
     1,200   Arrow Electronics, Inc. *........       27,096
       700   Aviall, Inc. *...................       14,280
       700   Avnet, Inc. *....................       11,984
       200   Cantel Medical Corp. *...........        4,800
       400   CellStar Corp. *.................        1,824
       400   Delta Apparel, Inc. .............        9,520
       300   Department 56, Inc. *............        4,890
       300   Enesco Group, Inc. *.............        2,055
       805   Handleman Co. ...................       16,470
       700   HealthExtras, Inc. *.............        9,758
       200   Imagistics International, Inc.
               *..............................        6,720
       200   Insurance Auto Auctions, Inc.
               *..............................        3,430
       900   MSC Industrial Direct Co., Inc.,
               Class A........................       30,672
       600   Navarre Corp. *..................        8,694
       600   Patterson Cos., Inc. *...........       45,936
       300   Pomeroy IT Solutions, Inc. *.....        3,798
       200   Programmer's Paradise, Inc. .....        2,236
       200   Scansource, Inc. *...............       12,760
       200   Ventiv Health, Inc. *............        3,390
                                                -----------
                                                    221,539
                                                -----------
                                                 13,200,653
                                                -----------
             TOTAL COMMON STOCK (COST
               $15,128,906)...................   17,686,310
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Global Long/Short Equity Fund (a) (Unaudited)

86  Laudus Funds Semi-Annual Report

PRINCIPAL                                          VALUE
-----------------------------------------------------------
             REPURCHASE AGREEMENT - 10.3%
             UNITED STATES - 10.3%
$1,961,121   Bear Stearns, dated 9/30/04 due
               10/1/04 at 1.75% with a
               maturity value of $1,961,216
               (Fully collateralized by US
               Treasury Notes)................  $ 1,961,121
                                                -----------
             TOTAL REPURCHASE AGREEMENT (COST
               $1,961,121)....................    1,961,121
                                                -----------
             TOTAL INVESTMENTS (COST
               $17,090,027) (B) - 102.7%......   19,647,431
             NET OTHER ASSETS (LIABILITIES) -
               (2.7)%.........................     (517,605)
                                                -----------
             NET ASSETS - 100.0%..............  $19,129,826
                                                ===========

---------------
*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation....................  $2,939,559
    Unrealized depreciation....................    (382,155)
                                                 ----------
    Net unrealized appreciation................  $2,557,404
                                                 ==========

FORWARD CROSS-CURRENCY EXCHANGE CONTRACTS

                                      CONTRACT        UNREALIZED
                       DELIVERY        AMOUNT        APPRECIATION/
                         DATE     (LOCAL CURRENCY)   DEPRECIATION
                       --------   ----------------   -------------
Receive British
  Pounds in Exchange
  for 30,696 U.S.
  Dollars............  10/1/04         16,927            $ (67)
Receive U.S. Dollars
  in Exchange for
  32,043 Euro........  10/1/04         39,445             (352)
Receive U.S. Dollars
  in Exchange for
  20,476 Euro........  10/4/04         25,196             (234)
                                                         -----
                                                         $(653)
                                                         =====

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  87

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG GLOBAL LONG/SHORT EQUITY FUND as of 09/30/04 (Unaudited)

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK - 92.0%
         AUSTRIA - 0.2%
         Real Estate Development - 0.2%
   939   Immofinanz Immobilien Anlagen AG *...  $     7,790
   900   Wienerberger AG......................       33,758
                                                -----------
                                                     41,548
                                                -----------
         BELGIUM - 1.9%
         Banks & Credit Institutions - 0.4%
 1,200   KBC Bankverzekeringsholding..........       78,097
                                                -----------
         Beer, Liquor & Tobacco - 0.2%
 1,114   InBev................................       37,136
                                                -----------
         Cellular & Wireless - 0.1%
   385   Mobistar SA *........................       27,495
                                                -----------
         Drugs & Pharmaceuticals - 0.2%
   691   UCB SA...............................       36,792
                                                -----------
         Electric Utilities - 0.5%
   280   Electrabel SA........................      100,607
                                                -----------
         Retail - 0.2%
   231   Colruyt SA...........................       32,420
                                                -----------
         Wholesale - 0.3%
 2,000   Agfa Gevaert NV......................       58,001
                                                -----------
                                                    370,548
                                                -----------
         DENMARK - 0.7%
         Beer, Liquor & Tobacco - 0.2%
   800   Carlsberg A/S, Class B...............       37,386
                                                -----------
         Drugs & Pharmaceuticals - 0.3%
 1,299   H. Lundbeck A/S......................       23,523
   729   Novo-Nordisk A/S, Class B............       39,907
                                                -----------
                                                     63,430
                                                -----------
         Instruments - 0.2%
   134   Coloplast A/S, Class B...............       12,949
   396   William Demant Holding A/S *.........       17,482
                                                -----------
                                                     30,431
                                                -----------
                                                    131,247
                                                -----------
         FINLAND - 0.1%
         Software - 0.1%
   496   Tietoenator Oyj......................       14,366
                                                -----------
         FRANCE - 3.5%
         Beer, Liquor & Tobacco - 0.1%
   200   Pernod Ricard........................       26,554
                                                -----------
         Chemicals & Rubber - 0.6%
   550   L'Air Liquide SA.....................       86,275
                                                -----------
         Communications Utilities - 0.1%
   997   Publicis Groupe......................       28,493
                                                -----------
         Construction & Homebuilding - 0.2%
 1,021   Autoroutes du Sud de la France.......       46,665
                                                -----------
         Construction Materials - 0.3%
   800   Imerys SA............................       53,207
                                                -----------
         Publishing, Broadcasting & Cinema - 0.3%
 1,366   JC Decaux SA *.......................       31,047
 1,152   Societe Television Francaise 1.......       32,679
                                                -----------
                                                     63,726
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, FRANCE continued
         Real Estate Development - 0.4%
   600   Klepierre............................  $    43,371
   325   Unibail..............................       39,134
                                                -----------
                                                     82,505
                                                -----------
         Restaurants, Hotels & Theaters - 0.2%
 1,200   Accor SA.............................       46,769
                                                -----------
         Retail - 0.3%
   600   Pinault-Printemps-Redoute SA.........       55,108
                                                -----------
         Software - 0.2%
   646   Dassault Systemes SA.................       30,184
                                                -----------
         Textiles & Apparel - 0.4%
 1,200   LVMH Moet Hennessy Louis Vuitton
           SA.................................       80,109
                                                -----------
         Wholesale - 0.4%
   575   Essilor International SA.............       36,957
   800   Societe BIC SA.......................       36,863
                                                -----------
                                                     73,820
                                                -----------
                                                    673,415
                                                -----------
         GERMANY - 2.0%
         Autos - 0.3%
 1,600   Volkswagen AG........................       61,464
                                                -----------
         Communications Utilities - 0.2%
 2,991   T-Online International AG *..........       32,393
                                                -----------
         Drugs & Pharmaceuticals - 0.5%
   569   Altana AG............................       33,144
   904   Schering AG..........................       56,925
                                                -----------
                                                     90,069
                                                -----------
         Health Care & Hospital - 0.2%
   600   Fresenius Medical Care AG............       45,979
                                                -----------
         Insurance - 0.2%
 2,000   MLP AG...............................       32,093
                                                -----------
         Miscellaneous Finance - 0.1%
   546   Deutsche Boerse AG...................       27,634
                                                -----------
         Photooptical, Micros & Office Machinery - 0.2%
 1,000   Heidelberger Druckmaschinen AG *.....       29,746
                                                -----------
         Retail - 0.1%
 1,400   KarstadtQuelle AG....................       21,978
                                                -----------
         Wholesale - 0.2%
   466   Celesio AG...........................       31,717
                                                -----------
                                                    373,073
                                                -----------
         IRELAND - 0.4%
         Airlines - 0.2%
 8,000   Ryanair Holdings plc *...............       39,943
                                                -----------
         Banks & Credit Institutions - 0.2%
 2,315   Anglo Irish Bank Corp., plc..........       42,409
                                                -----------
                                                     82,352
                                                -----------
         ITALY - 1.6%
         Banks & Credit Institutions - 0.4%
 3,808   Mediobanca S.p.A. ...................       50,322
 4,000   UniCredito Italiano S.p.A. ..........       20,170
                                                -----------
                                                     70,492
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

88  Laudus Funds Semi-Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, ITALY continued
         Furniture & Household Items - 0.1%
 1,824   Bulgari S.p.A. ......................  $    18,146
                                                -----------
         Instruments - 0.2%
 2,210   Luxottica Group S.p.A. ..............       39,580
                                                -----------
         Insurance - 0.7%
 3,128   Alleanza Assicurazioni S.p.A. .......       36,169
 3,997   Mediolanum S.p.A. ...................       23,928
 4,000   Riunione Adriatica di Sicurta
           S.p.A. ............................       76,856
                                                -----------
                                                    136,953
                                                -----------
         Publishing, Broadcasting & Cinema - 0.2%
 6,000   Gruppo Editoriale L'Espresso
           S.p.A. ............................       33,161
                                                -----------
                                                    298,332
                                                -----------
         NETHERLANDS - 0.8%
         Banks & Credit Institutions - 0.0%
    81   ABN AMRO Holding NV..................        1,840
                                                -----------
         Cellular & Wireless - 0.4%
10,000   Koninklijke (Royal) KPN NV...........       74,892
                                                -----------
         Financial Investments - 0.2%
 2,744   Reed Elsevier NV.....................       35,341
                                                -----------
         Metal Products & Machinery - 0.1%
 2,028   ASML Holding NV *....................       26,095
                                                -----------
         Miscellaneous Finance - 0.1%
   816   Euronext NV..........................       23,219
                                                -----------
                                                    161,387
                                                -----------
         NORWAY - 1.0%
         Banks & Credit Institutions - 0.3%
 9,000   DNB NOR ASA..........................       71,195
                                                -----------
         Forest Products & Paper - 0.2%
 2,000   Norske Skogindustrier ASA............       35,876
                                                -----------
         Insurance - 0.0%
   990   Storebrand ASA.......................        7,464
                                                -----------
         Real Estate Development - 0.2%
 4,647   Telenor ASA..........................       35,380
                                                -----------
         Wholesale - 0.3%
 1,800   Orkla ASA............................       49,736
                                                -----------
                                                    199,651
                                                -----------
         SPAIN - 1.1%
         Banks & Credit Institutions - 0.4%
 1,209   Banco Popular Espanol SA.............       67,181
                                                -----------
         Construction & Homebuilding - 0.1%
   300   Grupo Ferrovial SA...................       13,395
                                                -----------
         Electric Utilities - 0.3%
 2,800   Gas Natural SDG SA...................       69,205
                                                -----------
         Metal Products & Machinery - 0.1%
 1,334   Zardoya Otis SA......................       28,636
                                                -----------
         Retail - 0.2%
 1,533   Industria de Diseno Textil SA........       37,889
                                                -----------
                                                    216,306
                                                -----------
         SWEDEN - 0.5%
         Autos - 0.3%
 2,100   Volvo AB, Class B....................       74,132
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, SWEDEN continued
         Beer, Liquor & Tobacco - 0.1%
 1,882   Swedish Match AB.....................  $    19,905
                                                -----------
         Communications Utilities - 0.1%
 1,127   Eniro AB.............................        9,753
                                                -----------
                                                    103,790
                                                -----------
         SWITZERLAND - 0.7%
         Chemicals & Rubber - 0.2%
   800   Lonza Group AG.......................       36,166
                                                -----------
         Furniture & Household Items - 0.2%
 1,400   Swatch Group AG......................       38,512
                                                -----------
         Information & Services - 0.1%
    52   SGS SA...............................       28,526
                                                -----------
         Instruments - 0.2%
   259   Nobel Biocare Holding AG.............       40,186
                                                -----------
                                                    143,390
                                                -----------
         UNITED KINGDOM - 8.4%
         Airlines - 0.2%
15,000   Hays plc.............................       36,033
                                                -----------
         Autos - 0.1%
 4,845   Tomkins plc..........................       23,233
                                                -----------
         Banks & Credit Institutions - 1.6%
 4,000   Bradford & Bingley plc...............       20,665
 2,096   Cattles plc..........................       12,526
 1,000   Intermediate Capital Group plc.......       19,344
14,551   Lloyds TSB Group plc.................      113,617
 2,139   Northern Rock plc....................       27,481
 2,700   Provident Financial plc..............       27,531
 4,800   Standard Chartered plc...............       82,385
                                                -----------
                                                    303,549
                                                -----------
         Beer, Liquor & Tobacco - 0.3%
 1,400   British American Tobacco plc.........       20,292
 1,797   Imperial Tobacco Group plc...........       39,151
                                                -----------
                                                     59,443
                                                -----------
         Chemicals & Rubber - 0.1%
 1,404   Johnson Matthey plc..................       24,263
                                                -----------
         Electric Utilities - 0.7%
 7,363   National Grid Transco plc............       62,122
 4,200   Scottish & Southern Energy plc.......       59,205
 1,800   Viridian Group plc...................       20,585
                                                -----------
                                                    141,912
                                                -----------
         Financial Investments - 0.4%
 2,863   Burberry Group plc...................       19,298
 6,000   Reed Elsevier plc....................       52,658
                                                -----------
                                                     71,956
                                                -----------
         Information & Services - 0.7%
 4,116   Capita Group plc.....................       24,504
   946   Intertek Group plc...................       10,271
 4,564   Kidde plc............................       10,200
 6,000   Michael Page International plc.......       20,086
 7,263   Reuters Group plc....................       40,940
 6,000   Taylor Nelson Sofres plc.............       24,103
                                                -----------
                                                    130,104
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  89

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED KINGDOM continued
         Instruments - 0.2%
 5,000   Smith & Nephew plc...................  $    45,963
                                                -----------
         Insurance - 0.1%
   912   Jardine Lloyd Thompson Group plc.....        7,142
 6,000   St. James's Place Capital plc........       18,701
                                                -----------
                                                     25,843
                                                -----------
         IT Hardware - 0.1%
12,000   ARM Holdings plc.....................       18,132
                                                -----------
         Land & Water Transportation - 0.2%
 2,021   Associated British Ports Holdings
           plc................................       16,128
14,250   Stagecoach Group plc.................       23,530
                                                -----------
                                                     39,658
                                                -----------
         Metal Products & Machinery - 0.1%
 3,000   Rexam plc............................       22,990
                                                -----------
         Miscellaneous Finance - 0.1%
   611   ICAP plc.............................        2,432
 1,569   London Stock Exchange plc............        9,793
                                                -----------
                                                     12,225
                                                -----------
         Publishing, Broadcasting & Cinema - 0.7%
 6,801   Aegis Group plc......................       11,907
 4,732   British Sky Broadcasting Group plc...       41,038
 2,665   Daily Mail & General Trust, Class
           A..................................       34,649
 1,579   Emap plc.............................       21,515
 1,746   Johnston Press plc...................       17,582
 1,600   Manchester United plc................        7,499
                                                -----------
                                                    134,190
                                                -----------
         Real Estate Development - 0.2%
 3,000   BAA plc..............................       30,048
                                                -----------
         Restaurants, Hotels & Theaters - 0.2%
 6,000   Rank Group plc.......................       30,346
                                                -----------
         Retail - 1.4%
   800   Boots Group plc......................        9,294
   421   Carpetright plc......................        8,014
15,000   Dixons Group plc.....................       46,347
 4,200   GUS plc..............................       68,400
12,000   Kingfisher plc.......................       66,935
   624   Tesco plc............................        3,221
17,009   William Morrison Supermarkets plc....       59,249
                                                -----------
                                                    261,460
                                                -----------
         Soaps & Cosmetics - 0.2%
 1,737   Reckitt Benckiser plc................       42,559
                                                -----------
         Software - 0.3%
 3,000   iSOFT Group plc......................       21,172
 3,445   Misys plc............................       12,218
 7,881   Sage Group plc.......................       23,139
                                                -----------
                                                     56,529
                                                -----------
         Wholesale - 0.5%
 2,045   Alliance Unichem plc.................       24,664
 2,682   Electrocomponents plc................       15,093
   900   Inchcape plc.........................       25,390
 6,000   Premier Farnell plc..................       20,982
                                                -----------
                                                     86,129
                                                -----------
                                                  1,596,565
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK continued
         UNITED STATES - 69.1%
         Agriculture, Food & Beverage - 2.1%
   200   Bridgford Foods Corp. ...............  $     1,680
 7,600   Coca-Cola Co. .......................      304,380
 1,600   Coca-Cola Enterprises, Inc. .........       30,240
   600   Delta & Pine Land Co. ...............       16,050
   600   Monterey Pasta Co. *.................        2,017
 1,591   Tootsie Roll Industries, Inc. .......       46,489
                                                -----------
                                                    400,856
                                                -----------
         Airlines - 1.0%
 2,500   Airtran Holdings, Inc. *.............       24,900
   600   Alaska Air Group, Inc. *.............       14,868
 1,800   FLYi, Inc. *.........................        7,038
 1,300   JetBlue Airways Corp. *..............       27,196
 3,100   Northwest Airlines Corp. *...........       25,451
 6,800   Southwest Airlines Co. ..............       92,616
                                                -----------
                                                    192,069
                                                -----------
         Autos - 0.2%
   600   Collins & Aikman Corp. *.............        2,508
 1,000   Gentex Corp. ........................       35,130
   700   Tower Automotive, Inc. *.............        1,463
                                                -----------
                                                     39,101
                                                -----------
         Banks & Credit Institutions - 5.7%
   700   American Express Co. ................       36,022
 2,000   AmeriCredit Corp. *..................       41,760
   300   Astoria Financial Corp. .............       10,647
   500   Banc Corp. *.........................        3,500
   400   Capitol Federal Financial............       12,872
 7,100   Fifth Third Bancorp..................      349,462
   300   Financial Federal Corp. *............       11,244
 3,100   General Electric Co. ................      104,098
   700   MBNA Corp. ..........................       17,640
 5,100   New York Community Bancorp, Inc. ....      104,754
   600   Northern Trust Corp. ................       24,480
 1,680   Old National Bancorp.................       41,731
   100   Park National Corp. .................       12,723
 1,000   Southwest Bancorporation of Texas,
           Inc. ..............................       20,140
 2,500   Sovereign Bancorp, Inc. .............       54,550
   200   Student Loan Corp. ..................       28,350
 1,100   Synovus Financial Corp. .............       28,765
 1,785   Valley National Bancorp..............       45,589
 3,600   Washington Mutual, Inc. .............      140,688
                                                -----------
                                                  1,089,015
                                                -----------
         Basic Minerals & Metals - 0.5%
   400   American Superconductor Corp. *......        4,968
   800   Apex Silver Mines Ltd. *.............       17,360
 1,100   Freeport-McMoRan Copper & Gold,
           Inc. ..............................       44,550
   800   Meridian Gold, Inc. *................       13,376
   400   Newmont Mining Corp. ................       18,212
                                                -----------
                                                     98,466
                                                -----------
         Beer, Liquor & Tobacco - 0.1%
   800   DIMON, Inc. .........................        4,712
   463   Vector Group Ltd. ...................        6,960
                                                -----------
                                                     11,672
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

90  Laudus Funds Semi-Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Biotechnology - 3.6%
   800   Alexion Pharmaceuticals, Inc. *......  $    14,400
 4,600   Amgen, Inc. *........................      260,728
 1,500   Applera Corp. - Celera Genomics Group
           *..................................       17,535
   900   Avigen, Inc. *.......................        3,357
   200   BioCryst Pharmaceuticals, Inc. *.....        1,020
   900   BioMarin Pharmaceuticals, Inc. *.....        4,671
 1,100   Corixa Corp. *.......................        4,576
 2,420   Gilead Sciences, Inc. *..............       90,460
 4,900   Human Genome Sciences, Inc. *........       53,459
   800   ICOS Corp. *.........................       19,312
   600   Kosan Biosciences, Inc. *............        3,456
 1,800   Medimmune, Inc. *....................       42,660
 6,600   Millennium Pharmaceuticals, Inc. *...       90,486
   800   Myriad Genetics, Inc. *..............       13,680
   400   Neopharm, Inc. *.....................        3,424
   600   Neurocrine Biosciences, Inc. *.......       28,296
 1,000   Praecis Pharmaceuticals, Inc. *......        2,200
   300   Progenics Pharmaceuticals, Inc. *....        4,395
   500   Seattle Genetics, Inc. *.............        3,285
   900   Telik, Inc. *........................       20,070
                                                -----------
                                                    681,470
                                                -----------
         Cellular & Wireless - 0.4%
   400   Boston Communications Group, Inc. *..        3,508
 1,713   Centennial Communications Corp. *....       10,072
 2,900   Nextel Communications, Inc., Class A
           *..................................       69,136
                                                -----------
                                                     82,716
                                                -----------
         Chemicals & Rubber - 0.2%
   600   BioSphere Medical, Inc. *............        1,968
   700   North American Scientific, Inc. *....        3,570
   700   Valspar Corp. .......................       32,676
   300   WD-40 Co. ...........................        8,580
                                                -----------
                                                     46,794
                                                -----------
         Communications Utilities - 1.4%
 1,500   BellSouth Corp. .....................       40,680
 2,100   Cablevision Systems New York Group,
           Class A *..........................       42,588
   205   D&E Communications, Inc. ............        2,358
 3,100   EchoStar Communications Corp., Class
           A *................................       96,472
 1,600   Insight Communications Co., Inc. *...       14,080
 5,900   Level 3 Communications, Inc. *.......       15,281
 1,900   Mediacom Communications Corp. *......       12,407
   600   Net2Phone, Inc. *....................        1,932
 2,300   Talk America Holdings, Inc. *........       12,029
 3,400   UnitedGlobalCom, Inc. *..............       25,398
                                                -----------
                                                    263,225
                                                -----------
         Construction & Homebuilding - 0.6%
   400   EMCOR Group, Inc. *..................       15,048
   900   Fluor Corp. .........................       40,068
 1,000   Jacobs Engineering Group, Inc. *.....       38,290
   400   MasTec, Inc. *.......................        2,100
   300   Matrix Service Co. *.................        1,536
   200   Modtech Holdings, Inc. *.............        1,508
   200   Palm Harbor Homes, Inc. *............        3,370
 2,000   Quanta Services, Inc. *..............       12,100
                                                -----------
                                                    114,020
                                                -----------

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Construction Materials - 0.0%
   400   Apogee Enterprises, Inc. ............  $     5,172
                                                -----------
         Consumer Durables - 0.1%
 1,200   Maytag Corp. ........................       22,044
                                                -----------
         Drugs & Pharmaceuticals - 4.8%
   100   Able Laboratories, Inc. *............        1,916
 1,200   Adolor Corp. *.......................       13,500
 1,900   Alkermes, Inc. *.....................       21,926
 1,700   Allergan, Inc. ......................      123,335
 2,500   Amylin Pharmaceuticals, Inc. *.......       51,300
   300   Bentley Pharmaceuticals, Inc. *......        3,177
 5,200   Bristol-Myers Squibb Co. ............      123,084
   500   Cerus Corp. *........................        1,205
 1,000   Columbia Laboratories, Inc. *........        3,050
   100   Cubist Pharmaceuticals, Inc. *.......          988
 1,900   CuraGen Corp. *......................       10,450
 1,700   CV Therapeutics, Inc. *..............       21,250
   700   Discovery Laboratories, Inc. *.......        4,690
   300   Dov Pharmaceutical, Inc. *...........        5,142
 1,500   Eli Lilly & Co. .....................       90,075
   400   Emisphere Technologies, Inc. *.......        1,228
   891   Enzo Biochem, Inc. *.................       13,365
   600   EPIX Pharmaceuticals, Inc. *.........       11,586
 1,200   Guilford Pharmaceuticals, Inc. *.....        6,000
 2,500   Immunomedics, Inc. *.................        6,500
   900   Inspire Pharmaceuticals, Inc. *......       14,157
 2,200   Isis Pharmaceuticals, Inc. *.........       10,780
   901   Neose Technologies, Inc. *...........        6,758
 2,000   NPS Pharmaceuticals, Inc. *..........       43,560
   600   Pain Therapeutics, Inc. *............        4,314
   200   Par Pharmaceutical Cos., Inc. *......        7,186
   800   Penwest Pharmaceuticals Co. *........        9,032
   300   Pharmacyclics, Inc. *................        3,093
 2,700   Protein Design Labs, Inc. *..........       52,866
   800   Sciclone Pharmaceuticals, Inc. *.....        2,848
 1,200   Sepracor, Inc. *.....................       58,536
 1,800   Tanox, Inc. *........................       30,366
   700   Theragenics Corp. *..................        2,555
 1,200   Transkaryotic Therapies, Inc. *......       21,276
 3,800   Vertex Pharmaceuticals, Inc. *.......       39,900
 2,700   Wyeth................................      100,980
   100   Zymogenetics, Inc. *.................        1,744
                                                -----------
                                                    923,718
                                                -----------
         Electric Utilities - 1.9%
 7,400   AES Corp. *..........................       73,926
 1,700   Allegheny Energy, Inc. *.............       27,132
 1,700   Centerpoint Energy, Inc. ............       17,612
 1,700   DPL, Inc. ...........................       34,986
   300   Edison International.................        7,953
   800   Exelon Corp. ........................       29,352
 3,500   Southern Co. ........................      104,930
 5,100   TECO Energy, Inc. ...................       69,003
                                                -----------
                                                    364,894
                                                -----------
         Financial Investments - 0.5%
 1,400   CapitalSource, Inc. *................       31,276
 1,800   Macrovision Corp. *..................       43,344
   900   Marvel Enterprises, Inc. *...........       13,104
                                                -----------
                                                     87,724
                                                -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  91

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Forest Products & Paper - 1.2%
 1,400   Avery Dennison Corp. ................  $    92,092
 1,300   Bowater, Inc. .......................       49,647
 4,900   Graphic Packaging Corp. *............       31,752
   400   Lydall, Inc. *.......................        3,720
 1,300   Plum Creek Timber Co., Inc. .........       45,539
                                                -----------
                                                    222,750
                                                -----------
         Furniture & Household Items - 1.4%
   500   Foamex International, Inc. *.........        1,835
 1,600   Hasbro, Inc. ........................       30,080
   600   Leapfrog Enterprises, Inc. *.........       12,150
 6,100   Mattel, Inc. ........................      110,593
 2,100   Newell Rubbermaid, Inc. .............       42,084
 2,300   Pactiv Corp. *.......................       53,475
   200   Russ Berrie & Co., Inc. .............        4,030
   300   Tempur-Pedic International, Inc. *...        4,497
                                                -----------
                                                    258,744
                                                -----------
         Gas & Other Public Utilities - 0.7%
   900   Kinder Morgan, Inc. .................       56,538
   500   Stericycle, Inc. *...................       22,950
   900   Waste Management, Inc. ..............       24,606
 2,600   Williams Cos., Inc. .................       31,460
                                                -----------
                                                    135,554
                                                -----------
         Government Aircraft & Defense - 1.0%
   500   Alliant Techsystems, Inc. *..........       30,250
 1,662   Garmin Ltd. .........................       71,882
   700   Gencorp, Inc. .......................        9,485
 1,400   Lockheed Martin Corp. ...............       78,092
   400   Microvision, Inc. *..................        2,368
   100   Sturm Ruger & Co., Inc. .............          901
                                                -----------
                                                    192,978
                                                -----------
         Health Care & Hospital - 1.7%
   157   American Healthways, Inc. *..........        4,570
   500   AMERIGROUP Corp. *...................       28,125
   100   Apria Healthcare Group, Inc. *.......        2,725
 1,100   Array Biopharma, Inc. *..............        7,689
 2,000   HCA, Inc. ...........................       76,300
 3,600   Health Management Associates, Inc.,
           Class A............................       73,548
 1,000   Lincare Holdings, Inc. *.............       29,710
   600   Odyssey Healthcare, Inc. *...........       10,650
   200   Specialty Laboratories, Inc. *.......        2,100
 6,600   Tenet Healthcare Corp. *.............       71,214
   400   U.S. Physical Therapy, Inc. *........        5,436
   300   VistaCare, Inc., Class A *...........        4,593
                                                -----------
                                                    316,660
                                                -----------
         Information & Services - 2.4%
   300   Advisory Board Co. *.................       10,080
   900   Albany Molecular Research, Inc. *....        8,640
   439   AMN Healthcare Services, Inc. *......        5,246
   900   Arena Pharmaceuticals, Inc. *........        3,879
   500   Career Education Corp. *.............       14,215
 1,000   ChoicePoint, Inc. *..................       42,650
   300   Clark, Inc. *........................        4,062
 2,400   Convergys Corp. *....................       32,232
 2,300   DeVry, Inc. *........................       47,633
   900   Education Management Corp. *.........       23,976
 1,200   Exact Sciences Corp. *...............        3,960

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Information & Services continued
 1,900   Exelixis, Inc. *.....................  $    15,314
   600   Gene Logic, Inc. *...................        2,232
 1,200   Learning Tree International, Inc.
           *..................................       16,920
 1,800   Maxygen, Inc. *......................       17,802
   300   MTC Technologies, Inc. *.............        8,289
   300   Netratings, Inc. *...................        5,349
 3,100   Paychex, Inc. .......................       93,465
 2,200   Regeneron Pharmaceuticals, Inc. *....       19,096
   102   SRI/Surgical Express, Inc. *.........          657
   500   Syntroleum Corp. *...................        3,510
 1,500   Total System Services, Inc. .........       37,860
 1,100   Weight Watchers International, Inc.
           *..................................       42,702
                                                -----------
                                                    459,769
                                                -----------
         Instruments - 4.0%
   300   Abaxis, Inc. *.......................        3,903
   100   Aksys Ltd. *.........................          475
 6,300   Applera Corp. - Applied Biosystems
           Group..............................      118,881
 3,600   Baxter International, Inc. ..........      115,776
   700   Cepheid, Inc. *......................        6,034
   800   Cholestech Corp. *...................        5,408
 1,500   Ciphergen Biosystems, Inc. *.........        5,850
   200   Closure Medical Corp. *..............        2,848
   900   Conceptus, Inc. *....................        8,343
   600   Cyberonics, Inc. *...................       12,276
   300   Daxor Corp. *........................        7,071
   800   FEI Co. *............................       15,808
   700   Formfactor, Inc. *...................       13,559
 1,500   Guidant Corp. .......................       99,060
   400   I-Flow Corp. *.......................        5,792
   500   ICU Medical, Inc. *..................       13,020
   500   Illumina, Inc. *.....................        2,955
   900   Ixia *...............................        8,748
   400   Kyphon, Inc. *.......................        9,912
 4,500   Medtronic, Inc. .....................      233,550
   300   Merit Medical Systems, Inc. *........        4,533
   600   Micro Therapeutics, Inc. *...........        2,550
   100   Natus Medical, Inc. *................          692
 1,200   OraSure Technologies, Inc. *.........        7,560
   204   Possis Medical, Inc. *...............        3,195
   400   Q-Med, Inc. *........................        2,880
   500   Regeneration Technologies, Inc. *....        4,010
   600   Resmed, Inc. *.......................       28,566
   900   Staar Surgical Co. *.................        2,970
   800   VISX, Inc. *.........................       16,480
   300   Wright Medical Group, Inc. *.........        7,536
                                                -----------
                                                    770,241
                                                -----------
         Insurance - 0.8%
   107   Citizens, Inc. *.....................          639
 2,000   First Health Group Corp. *...........       32,180
    15   Harleysville Group, Inc. ............          310
   800   NDCHealth Corp. .....................       12,840
 3,000   St. Paul Travelers Cos., Inc. .......       99,180
   800   UnumProvident Corp. .................       12,552
                                                -----------
                                                    157,701
                                                -----------
         IT Hardware - 4.3%
   300   Advanced Energy Industries, Inc. *...        2,787

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

92  Laudus Funds Semi-Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         IT Hardware continued
 2,900   Altera Corp. *.......................  $    56,753
   300   American Technical Ceramics Corp.
           *..................................        2,700
   600   Anadigics, Inc. *....................        2,022
 1,200   Centillium Communications, Inc. *....        2,856
 3,200   Cirrus Logic, Inc. *.................       15,264
   300   COMARCO, Inc. *......................        1,872
   600   DSP Group, Inc. *....................       12,630
 1,100   Emulex Corp. *.......................       12,672
   400   Energy Conversion Devices, Inc. *....        5,304
 1,800   Foundry Networks, Inc. *.............       17,082
 1,000   Hutchinson Technology, Inc. *........       26,730
   300   Ibis Technology Corp. *..............        1,434
   400   Integrated Circuit Systems, Inc. *...        8,600
   400   Intel Corp. .........................        8,024
    46   IXYS Corp. *.........................          330
   900   Jabil Circuit, Inc. *................       20,700
 1,300   Kla-Tencor Corp. *...................       53,924
   500   Kopin Corp. *........................        2,035
 2,300   Lattice Semiconductor Corp. *........       11,293
 4,100   Linear Technology Corp. .............      148,584
 1,800   Maxim Integrated Products, Inc. .....       76,122
 1,700   MEMC Electronic Materials, Inc. *....       14,416
   500   Micrel, Inc. *.......................        5,205
 3,824   Microchip Technology, Inc. ..........      102,636
 1,600   Micron Technology, Inc. *............       19,248
 1,100   Novellus Systems, Inc. *.............       29,249
   300   Parlex Corp. *.......................        1,605
 1,100   Pericom Semiconductor Corp. *........       10,626
   300   Planar Systems, Inc. *...............        3,363
   800   PMC - Sierra, Inc. *.................        7,048
   200   QLogic Corp. *.......................        5,922
   500   Rambus, Inc. *.......................        7,845
 2,500   Semtech Corp. *......................       47,925
 6,400   Solectron Corp. *....................       31,680
   332   Supertex, Inc. *.....................        6,451
   300   Universal Display Corp. *............        2,526
   300   Virage Logic Corp. *.................        3,699
 1,000   Xilinx, Inc. ........................       27,000
                                                -----------
                                                    816,162
                                                -----------
         Land & Water Transportation - 0.4%
   800   C.H. Robinson Worldwide, Inc. .......       37,112
 2,200   Kansas City Southern *...............       33,374
   500   Pacer International, Inc. *..........        8,200
                                                -----------
                                                     78,686
                                                -----------
         Mainframe & Minicomputers - 0.0%
 1,000   Cray, Inc. *.........................        3,530
                                                -----------
         Metal Products & Machinery - 1.2%
   200   Aaon, Inc. *.........................        3,480
 1,900   AGCO Corp. *.........................       42,978
 2,100   American Power Conversion Corp. .....       36,519
   700   C&D Technologies, Inc. ..............       13,314
   600   Fedders Corp. .......................        2,454
   700   Federal Signal Corp. ................       13,006
 1,100   Flowserve Corp. *....................       26,598
 1,700   FuelCell Energy, Inc. *..............       17,425
   600   Global Power Equipment Group, Inc.
           *..................................        4,446
   400   Intevac, Inc. *......................        2,512

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Metal Products & Machinery continued
 1,000   Pall Corp. ..........................  $    24,480
   300   Powell Industries, Inc. *............        5,055
   600   SPX Corp. ...........................       21,240
   200   Transtechnology Corp. *..............        1,694
   600   Trinity Industries, Inc. ............       18,702
                                                -----------
                                                    233,903
                                                -----------
         Miscellaneous Finance - 1.2%
 2,700   Ameritrade Holding Corp. *...........       32,427
 3,200   Investment Technology Group, Inc.
           *..................................       48,960
 2,300   Janus Capital Group, Inc. ...........       31,303
   700   Jefferies Group, Inc. ...............       24,129
 1,400   LaBranche & Co., Inc. *..............       11,830
   500   Merrill Lynch & Co., Inc. ...........       24,860
 1,400   Waddell & Reed Financial, Inc., Class
           A..................................       30,800
 1,600   WP Stewart & Co., Ltd. ..............       31,984
                                                -----------
                                                    236,293
                                                -----------
         Oil & Coal Resources - 0.3%
   600   Energen Corp. .......................       30,930
   900   Pioneer Natural Resources Co. .......       31,032
                                                -----------
                                                     61,962
                                                -----------
         Oil Distribution - 0.7%
14,300   El Paso Corp. .......................      131,417
                                                -----------
         Oil Drilling & Services - 1.0%
 1,100   Diamond Offshore Drilling, Inc. .....       36,289
 1,100   ENSCO International, Inc. ...........       35,937
 1,300   Nabors Industries Ltd. *.............       61,555
 1,900   Rowan Cos., Inc. *...................       50,160
                                                -----------
                                                    183,941
                                                -----------
         Photooptical, Micros & Office Machinery - 0.8%
 1,500   Adaptec, Inc. *......................       11,400
 2,726   Brocade Communications Systems, Inc.
           *..................................       15,402
 1,500   Echelon Corp. *......................       11,820
   800   Fargo Electronics, Inc. *............        7,752
 2,600   Immersion Corp. *....................       13,858
 2,300   Maxtor Corp. *.......................       11,960
 3,500   McData Corp., Class B *..............       16,450
 2,300   Network Appliance, Inc. *............       52,900
 1,400   Pinnacle Systems, Inc. *.............        5,838
                                                -----------
                                                    147,380
                                                -----------
         Publishing, Broadcasting & Cinema - 3.6%
    71   Acme Communications, Inc. *..........          422
 2,200   Catalina Marketing Corp. ............       50,776
   900   Dow Jones & Co., Inc. ...............       36,549
 2,000   EW Scripps Co., Class A..............       95,560
   400   Fisher Communications, Inc. *........       19,200
 4,500   Fox Entertainment Group, Inc., Class
           A *................................      124,831
   100   Gannett Co., Inc. ...................        8,376
 2,400   Interpublic Group of Cos., Inc. *....       25,416
 1,100   Journal Register Co. *...............       20,790
 1,300   Knight-Ridder, Inc. .................       85,085
    94   Lamar Advertising Co. *..............        3,911
   100   McClatchy Co., Class A...............        7,083
 1,500   Monster Worldwide, Inc. *............       36,960

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

                                             Laudus Funds Semi-Annual Report  93

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Publishing, Broadcasting & Cinema continued
 1,700   New York Times Co., Class A..........  $    66,470
    91   Salem Communications Corp., Class A
           *..................................        2,304
 1,600   Univision Communications, Inc., Class
           A *................................       50,576
 1,900   Valassis Communications, Inc., Class
           A *................................       56,202
   400   Young Broadcasting, Inc., Class A
           *..................................        4,348
                                                -----------
                                                    694,859
                                                -----------
         Real Estate Development - 0.3%
   800   Forest City Enterprises, Inc., Class
           A..................................       44,080
   500   Tejon Ranch Co. *....................       18,825
                                                -----------
                                                     62,905
                                                -----------
         Real Estate Investment Trusts - 2.4%
   200   Alexander's, Inc. *..................       39,820
 1,000   Apartment Investment & Management
           Co., Class A.......................       34,780
   100   Arden Realty, Inc. ..................        3,258
   100   Boston Properties, Inc. .............        5,539
   200   Camden Property Trust................        9,240
 2,400   Catellus Development Corp. ..........       63,624
   800   CenterPoint Properties Trust.........       34,864
 1,000   Duke Realty Corp. ...................       33,200
   100   First Industrial Realty Trust,
           Inc. ..............................        3,690
   300   Gables Residential Trust.............       10,245
 2,200   General Growth Properties, Inc. .....       68,200
   600   Glimcher Realty Trust................       14,580
   300   Saul Centers, Inc. ..................        9,864
 1,000   Simon Property Group, Inc. ..........       53,630
   700   Summit Properties, Inc. .............       18,935
 2,400   United Dominion Realty Trust,
           Inc. ..............................       47,592
   200   Weingarten Realty Investors..........        6,602
                                                -----------
                                                    457,663
                                                -----------
         Restaurants, Hotels & Theaters - 0.7%
 1,000   Brinker International, Inc. *........       31,150
   200   Buffalo Wild Wings, Inc. *...........        5,608
   700   Cheesecake Factory, Inc. *...........       30,380
   400   Gaylord Entertainment Co. *..........       12,400
   900   Krispy Kreme Doughnuts, Inc. *.......       11,394
 1,900   Westwood One, Inc. *.................       37,563
                                                -----------
                                                    128,495
                                                -----------
         Retail - 6.1%
   900   99 Cents Only Stores *...............       12,807
   266   A.C. Moore Arts & Crafts, Inc. *.....        6,578
 1,200   Amazon.Com, Inc. *...................       49,032
   600   Bed Bath & Beyond, Inc. *............       22,266
 1,300   Carmax, Inc. *.......................       28,015
   300   Christopher & Banks Corp. ...........        4,803
   100   Dillard's, Inc. .....................        1,974
 1,800   Dollar General Corp. ................       36,270
 1,300   Dollar Tree Stores, Inc. *...........       35,035
 1,800   Family Dollar Stores, Inc. ..........       48,780
   300   Great Atlantic & Pacific Tea Co. *...        1,830
   400   Group 1 Automotive, Inc. *...........       10,912
   400   Hibbett Sporting Goods, Inc. *.......        8,196
   600   Kirkland's, Inc. *...................        5,640

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Retail continued
 2,700   Kohl's Corp. *.......................  $   130,113
15,000   Kroger Co. *.........................      232,799
   120   Mothers Work, Inc. *.................        1,740
   300   Pier 1 Imports, Inc. ................        5,424
   300   Pricesmart, Inc. *...................        2,229
   200   Ross Stores, Inc. ...................        4,688
 1,800   Saks, Inc. ..........................       21,690
 3,900   Tiffany & Co. .......................      119,886
 1,800   Too, Inc. *..........................       32,526
   500   Tweeter Home Entertainment Group,
           Inc. *.............................        2,825
   300   Ultimate Electronics, Inc. *.........          912
 1,700   ValueVision Media, Inc., Class A *...       22,763
 3,800   Wal-Mart Stores, Inc. ...............      202,160
 2,900   Walgreen Co. ........................      103,907
   300   Whitehall Jewellers, Inc. *..........        2,409
   500   Wilsons the Leather Experts, Inc.
           *..................................        2,590
 2,200   Winn-Dixie Stores, Inc. .............        6,798
                                                -----------
                                                  1,167,597
                                                -----------
         Soaps & Cosmetics - 0.7%
 2,700   Colgate-Palmolive Co. ...............      121,986
 1,000   Playtex Products, Inc. *.............        6,300
                                                -----------
                                                    128,286
                                                -----------
         Software - 5.9%
   200   ActivCard Corp. *....................        1,228
 1,900   Affiliated Computer Services, Inc.,
           Class A *..........................      105,773
   200   Anteon International Corp. *.........        7,330
 2,900   BEA Systems, Inc. *..................       20,039
 1,680   Citrix Systems, Inc. *...............       29,434
   200   Computer Programs & Systems, Inc. ...        4,012
   700   Digital Insight Corp. *..............        9,541
   300   DoubleClick, Inc. *..................        1,773
   600   Electronic Arts, Inc. *..............       27,594
   200   Fair Isaac Corp. ....................        5,840
 2,000   First Data Corp. ....................       87,000
   800   Harris Interactive, Inc. *...........        5,272
 4,300   Identix, Inc. *......................       28,638
   300   Integral Systems, Inc. ..............        5,853
 2,400   International Business Machines
           Corp. .............................      205,775
 3,600   Intuit, Inc. *.......................      163,439
   300   Jack Henry & Associates, Inc. .......        5,631
   500   Manhattan Associates, Inc. *.........       12,210
   500   ManTech International Corp., Class A
           *..................................        9,360
 1,652   Mercury Interactive Corp. *..........       57,622
 2,600   Microsoft Corp. .....................       71,890
   500   Mobius Management Systems, Inc. *....        4,525
   300   Online Resources Corp. *.............        2,130
 9,000   Oracle Corp. *.......................      101,520
   500   Packeteer, Inc. *....................        5,405
   500   PC-Tel, Inc. *.......................        4,130
 1,000   PEC Solutions, Inc. *................       11,720
   233   ProxyMed, Inc. *.....................        2,323
 1,100   Reynolds & Reynolds Co. , Class A....       27,137
 2,100   Sungard Data Systems, Inc. *.........       49,917
 1,700   SupportSoft, Inc. *..................       16,558
   300   Tripos, Inc. *.......................        1,278
 2,200   Unisys Corp. *.......................       22,704

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Global Long/Short Equity Fund (Unaudited)

94  Laudus Funds Semi-Annual Report

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Software continued
 1,100   VitalWorks, Inc. *...................  $     4,103
   200   webMethods, Inc. *...................        1,064
                                                -----------
                                                  1,119,768
                                                -----------
         Textiles & Apparel - 1.4%
 4,000   Cintas Corp. ........................      168,160
   300   Columbia Sportswear Co. *............       16,350
   500   Mohawk Industries, Inc. *............       39,695
   400   OshKosh B'Gosh, Inc., Class A........        8,080
   900   Reebok International Ltd. ...........       33,048
                                                -----------
                                                    265,333
                                                -----------
         Wholesale - 1.8%
   500   Advanced Marketing Services, Inc. ...        5,395
 1,700   AmerisourceBergen Corp. .............       91,307
 2,500   Cardinal Health, Inc. ...............      109,425
   200   D&K Healthcare Resources, Inc. ......        1,970
   500   Express Scripts, Inc. *..............       32,670
   400   IMPCO Technologies, Inc. *...........        1,960
   600   Ingram Micro, Inc. *.................        9,660

SHARES                                             VALUE
-----------------------------------------------------------
         COMMON STOCK, UNITED STATES continued
         Wholesale continued
 1,900   McKesson Corp. ......................  $    48,735
 1,300   Priority Healthcare Corp., Class B
           *..................................       26,195
   500   Stewart & Stevenson Services,
           Inc. ..............................        8,835
                                                -----------
                                                    336,152
                                                -----------
                                                 13,191,685
                                                -----------
         TOTAL COMMON STOCK (PROCEEDS
           $17,885,555) - 92.0%...............   17,597,655
                                                -----------
         RIGHTS - 0.0%
         BELGIUM - 0.0%
         Retail - 0.0%
   231   Colruyt SA *.........................          307
                                                -----------
         TOTAL RIGHTS (PROCEED $223) - 0.0%...          307
                                                -----------
         TOTAL SECURITIES SOLD SHORT (PROCEEDS
           $17,885,778) - 92.0%...............  $17,597,962
                                                ===========

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.

                                             Laudus Funds Semi-Annual Report  95

Financial Statements

Statement of Portfolio Investments

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND (A) as of 9/30/04 (Unaudited)

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK - 93.1%
              AGRICULTURE, FOOD & BEVERAGE - 2.3%
        600   Cal-Maine Foods, Inc. ..........  $     6,582
     10,300   Chiquita Brands International,
                Inc. *........................      179,323
        700   Diedrich Coffee, Inc. *.........        3,401
     17,850   Flowers Foods, Inc. ............      461,423
      1,800   J & J Snack Foods Corp. *.......       77,184
      2,891   Lance, Inc. ....................       46,690
      6,800   National Beverage Corp. ........       54,944
        600   Penford Corp. ..................       10,446
     21,900   PepsiAmericas, Inc. ............      418,290
      5,700   Ralcorp Holdings, Inc. *........      205,770
        800   Seaboard Corp. .................      468,759
      3,400   Seneca Foods Corp., Class B *...       62,050
      3,200   Tasty Baking Co. ...............       25,600
        900   Zapata Corp. *..................       53,415
                                                -----------
                                                  2,073,877
                                                -----------
              AIRLINES - 0.1%
        400   Air Methods Corp. *.............        2,580
      3,900   AirNet Systems, Inc. *..........       16,770
      4,700   MAIR Holdings, Inc. *...........       38,540
                                                -----------
                                                     57,890
                                                -----------
              AUTOS - 0.3%
      1,500   Autoliv, Inc. ..................       60,600
      3,200   Dura Automotive Systems, Inc.,
                Class A *.....................       22,688
        100   Edelbrock Corp. ................        1,650
      1,150   R&B, Inc. *.....................       25,139
      2,221   Sypris Solutions, Inc. .........       30,317
      6,200   TRW Automotive Holdings Corp.
                *.............................      116,870
      1,500   Wabash National Corp. *.........       41,205
                                                -----------
                                                    298,469
                                                -----------
              BANKS & CREDIT INSTITUTIONS - 6.7%
      2,448   Accredited Home Lenders Holding
                Co. *.........................       94,297
     18,352   Advanta Corp., Class A..........      418,426
      5,000   Bank of Hawaii Corp. ...........      236,250
      5,700   Berkshire Bancorp, Inc. ........       93,765
      1,000   Berkshire Hills Bancorp,
                Inc. .........................       36,950
        200   Britton & Koontz Capital
                Corp. ........................        3,530
        200   Central Bancorp, Inc. ..........        6,250
        200   Centrue Financial Corp. ........        5,530
     13,000   Colonial BancGroup, Inc. .......      265,850
      7,600   Commercial Federal Corp. .......      205,048
        100   Cowlitz Bancorp *...............        1,098
     22,700   Doral Financial Corp. ..........      941,368
        500   Fidelity Southern Corp. ........        7,620
        802   First Bancshares, Inc. .........       16,032
        500   First Citizens BancShares, Inc.,
                Class A.......................       59,000
        900   Home Federal Bancorp............       23,040

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, BANKS & CREDIT
                INSTITUTIONS continued
        750   Horizon Bancorp.................  $    18,563
     19,849   Independence Community Bank
                Corp. ........................      775,103
      2,300   Intervest Bancshares Corp. *....       38,525
     24,300   Irwin Financial Corp. ..........      627,426
      2,187   ITLA Capital Corp. *............      101,039
        100   Lincoln Bancorp.................        1,900
      1,300   LSB Financial Corp. ............       33,963
      2,200   NetBank, Inc. ..................       22,022
      3,000   North Central Bancshares,
                Inc. .........................      111,330
        100   Northeast Pennsylvania Financial
                Corp. ........................        1,651
      1,000   Northrim BanCorp, Inc. .........       21,850
        400   Northway Financial, Inc. .......       13,080
     14,700   Ocwen Financial Corp. *.........      134,505
        400   Pacific Mercantile Bancorp *....        4,988
        100   Pinnacle Bancshares, Inc. ......        1,488
      3,800   PSB Bancorp, Inc. ..............       60,040
     12,600   R & G Financial Corp., Class
                B.............................      486,990
     14,813   Republic Bancorp, Inc. .........      228,120
        300   Tower Financial Corp. *.........        3,849
      1,559   Unity Bancorp, Inc. ............       19,254
      8,300   W Holding Co., Inc. ............      157,700
      4,392   Wainwright Bank & Trust Co. ....       50,025
      1,350   Washington Savings Bank,
                F.S.B.........................       17,267
        300   Wells Financial Corp. ..........        8,994
      8,900   Westcorp........................      378,428
      5,000   WFS Financial, Inc. *...........      232,750
                                                -----------
                                                  5,964,904
                                                -----------
              BASIC MINERALS & METALS - 1.6%
        100   L.B. Foster Co., Class A *......          848
     14,000   Layne Christensen Co. *.........      210,980
     15,800   Maverick Tube Corp. *...........      486,798
        200   NS Group, Inc. *................        3,700
      4,300   Olympic Steel, Inc. *...........       81,270
        400   Reliance Steel & Aluminum
                Co. ..........................       15,880
     13,800   Ryerson Tull, Inc. .............      236,946
     10,800   Steel Dynamics, Inc. ...........      417,096
        600   Steel Technologies, Inc. .......       15,370
                                                -----------
                                                  1,468,888
                                                -----------
              BEER, LIQUOR & TOBACCO - 0.5%
      4,300   Adolph Coors Co., Class B.......      292,056
      2,600   Boston Beer Co., Inc., Class A
                *.............................       65,520
      4,600   Todhunter International, Inc.
                *.............................       55,936
                                                -----------
                                                    413,512
                                                -----------
              BIOTECHNOLOGY - 0.1%
      1,100   Anika Therapeutics, Inc. *......       15,180
      4,400   Harvard Bioscience, Inc. *......       19,360
      2,300   Noven Pharmaceuticals, Inc. *...       47,932
                                                -----------
                                                     82,472
                                                -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

96  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK continued
              CELLULAR & WIRELESS - 1.2%
     12,800   Telephone & Data Systems,
                Inc. .........................  $ 1,077,376
                                                -----------
              CHEMICALS & RUBBER - 1.7%
      6,000   A. Schulman, Inc. ..............      132,240
        500   American Pacific Corp. .........        3,735
      4,800   Arch Chemicals, Inc. ...........      137,040
      2,900   Bairnco Corp. ..................       31,755
        100   LESCO, Inc. *...................        1,324
      1,400   Octel Corp. ....................       29,736
     21,300   Sherwin-Williams Co. ...........      936,348
     29,500   Terra Industries, Inc. *........      255,470
                                                -----------
                                                  1,527,648
                                                -----------
              COMMERCIAL AIRCRAFT & COMPONENTS - 0.0%
        400   Curtiss-Wright Corp. ...........       22,892
                                                -----------
              COMMUNICATIONS UTILITIES - 0.7%
      3,100   Atlantic Tele-Network, Inc. ....       89,280
        100   D&E Communications, Inc. .......        1,150
     48,600   EarthLink, Inc. *...............      500,580
        100   General Communication, Inc.,
                Class A *.....................          905
      2,100   Hector Communications Corp. *...       44,100
        500   MarketWatch, Inc. *.............        6,245
                                                -----------
                                                    642,260
                                                -----------
              CONSTRUCTION & HOMEBUILDING - 2.7%
        900   D.R. Horton, Inc. ..............       29,799
      1,100   Insituform Technologies, Inc.,
                Class A *.....................       20,537
      5,500   Integrated Electrical Services,
                Inc. *........................       26,455
      5,420   M.D.C. Holdings, Inc. ..........      396,202
        400   Orleans Homebuilders, Inc. *....        9,008
      1,100   Perini Corp. *..................       15,686
     16,300   Pulte Homes, Inc. ..............    1,000,331
      7,700   Ryland Group, Inc. .............      713,482
        100   Sterling Construction Co., Inc.
                *.............................          620
      5,447   Technical Olympic USA, Inc. ....      153,823
      6,300   Willbros Group, Inc. *..........       93,933
                                                -----------
                                                  2,459,876
                                                -----------
              CONSTRUCTION MATERIALS - 0.5%
     12,000   Ameron International Corp. .....      394,800
        800   Continental Materials Corp. *...       22,960
        100   U.S. Concrete, Inc. *...........          618
                                                -----------
                                                    418,378
                                                -----------
              CONSUMER DURABLES - 1.3%
     11,700   Brunswick Corp. ................      535,392
      1,100   Coachmen Industries, Inc. ......       17,358
      5,400   Harman International Industries,
                Inc. .........................      581,850
      3,300   Monaco Coach Corp. .............       71,445
      1,000   National R.V. Holdings, Inc.
                *.............................       12,430
                                                -----------
                                                  1,218,475
                                                -----------

  SHARES                                           VALUE
-----------------------------------------------------------
              DRUGS & PHARMACEUTICALS - 2.4%
     18,900   Alpharma, Inc., Class A.........  $   345,681
      5,482   ArQule, Inc. *..................       25,327
        862   Celgene Corp. *.................       50,194
      1,400   Connetics Corp. *...............       37,828
     12,167   Dade Behring Holdings, Inc. *...      677,921
      3,300   E-Z-EM, Inc. ...................       59,235
      9,900   First Horizon Pharmaceutical
                Corp. *.......................      198,099
        900   Genencor International, Inc.
                *.............................       14,445
        800   Lifecore Biomedical, Inc. *.....        5,600
     13,500   Nature's Sunshine Products,
                Inc. .........................      204,795
     20,000   Nutraceutical International
                Corp. *.......................      281,800
      9,356   Serologicals Corp. *............      218,275
     11,400   Theragenics Corp. *.............       41,610
        100   United-Guardian, Inc. ..........          667
      6,700   Weider Nutrition International,
                Inc. *........................       30,485
                                                -----------
                                                  2,191,962
                                                -----------
              ELECTRIC UTILITIES - 0.9%
     19,800   Central Vermont Public Service
                Corp. ........................      398,178
      1,600   Green Mountain Power Corp. .....       41,680
      1,600   Maine & Maritimes Corp. ........       46,400
      1,000   Pinnacle West Capital Corp. ....       41,500
      1,000   Unitil Corp. ...................       27,005
     14,100   Westar Energy, Inc. ............      284,820
                                                -----------
                                                    839,583
                                                -----------
              FINANCIAL INVESTMENTS - 1.9%
     34,675   Aaron Rents, Inc. ..............      754,527
      2,500   American Capital Strategies
                Ltd. .........................       78,350
      3,900   California First National
                Bancorp.......................       52,436
      6,200   Choice Hotels International,
                Inc. .........................      357,058
      1,500   Electro Rent Corp. .............       16,560
      3,569   ePlus, Inc. *...................       37,335
      2,300   G-III Apparel Group Ltd. *......       14,789
     12,450   MCG Capital Corp. ..............      216,132
      7,500   Price Communications Corp. *....      114,375
      3,300   Rent-Way, Inc. *................       22,605
      3,700   Willis Lease Finance Corp. *....       28,472
                                                -----------
                                                  1,692,639
                                                -----------
              FOREST PRODUCTS & PAPER - 2.1%
        600   Chesapeake Corp. ...............       14,412
      1,800   CSS Industries, Inc. ...........       55,692
      2,900   DSG International Ltd. *........        8,993
     33,800   Louisiana-Pacific Corp. ........      877,110
     20,600   Packaging Corp. of America......      504,082

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

                                             Laudus Funds Semi-Annual Report  97

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, FOREST PRODUCTS &
                PAPER continued
      4,100   Schweitzer-Mauduit
                International, Inc. ..........  $   132,840
      1,700   Temple-Inland, Inc. ............      114,155
      6,588   Universal Forest Products,
                Inc. .........................      225,310
                                                -----------
                                                  1,932,594
                                                -----------
              FURNITURE & HOUSEHOLD ITEMS - 3.4%
     24,700   Acuity Brands, Inc. ............      587,120
      1,653   AEP Industries, Inc. *..........       17,720
        800   American Biltrite, Inc. *.......        9,808
      1,800   American Locker Group, Inc. *...       19,260
      4,000   Bassett Furniture Industries,
                Inc. .........................       75,520
     14,600   Callaway Golf Co. ..............      154,322
      7,000   Central Garden & Pet Co. *......      214,340
      3,500   Channell Commercial Corp. *.....       12,250
      2,300   Chase Corp. ....................       37,490
      4,100   Communications Systems, Inc. ...       34,112
        200   Escalade, Inc. .................        2,778
     16,280   Griffon Corp. *.................      343,508
        100   Hooker Furniture Corp. .........        2,763
      1,800   JAKKS Pacific, Inc. *...........       41,400
     14,600   K2, Inc. *......................      208,926
     19,397   Kimball International, Inc.,
                Class B.......................      269,230
      6,800   Kinetic Concepts, Inc. *........      357,340
     20,600   Movado Group, Inc. .............      350,200
     19,700   Steelcase, Inc., Class A........      275,800
      2,100   Tredegar Corp. .................       38,220
                                                -----------
                                                  3,052,107
                                                -----------
              GAS & OTHER PUBLIC UTILITIES - 1.2%
      4,098   Duratek, Inc. *.................       72,903
     41,700   NiSource, Inc. .................      876,117
      3,900   SJW Corp. ......................      128,778
        400   Southern Union Co. *............        8,200
                                                -----------
                                                  1,085,998
                                                -----------
              GOVERNMENT AIRCRAFT & DEFENSE - 0.4%
      7,700   Armor Holdings, Inc. *..........      320,397
      2,600   Lowrance Electronics, Inc. .....       63,752
                                                -----------
                                                    384,149
                                                -----------
              HEALTH CARE & HOSPITAL - 3.7%
      4,400   Alliance Imaging, Inc. *........       32,868
      1,000   Allied Healthcare International,
                Inc. *........................        5,390
     24,200   Coventry Health Care, Inc. *....    1,291,554
     58,900   Humana, Inc. *..................    1,176,822
     10,500   Kindred Healthcare, Inc. *......      256,200
      3,000   MedCath Corp. *.................       47,460
      6,156   National Home Health Care Corp.
                *.............................       61,560
     13,200   PacifiCare Health Systems, Inc.
                *.............................      484,440

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, HEALTH CARE &
                HOSPITAL continued
        500   Pediatric Services of America,
                Inc. *........................  $     4,085
      1,000   RehabCare Group, Inc. *.........       23,030
                                                -----------
                                                  3,383,409
                                                -----------
              INFORMATION & SERVICES - 6.1%
      2,100   Ablest, Inc. *..................       13,230
      2,000   Almost Family, Inc. *...........       16,660
      5,600   American Retirement Corp. *.....       42,840
        700   Bluegreen Corp. *...............        7,791
        900   Carriage Services, Inc. *.......        4,257
        440   Cass Information Systems,
                Inc. .........................       16,280
      4,700   CDI Corp. ......................       96,350
        300   Century Business Services, Inc.
                *.............................        1,347
      1,200   CheckFree Corp. *...............       33,204
      5,400   Cornell Cos., Inc. *............       66,960
      6,100   CPI Corp. ......................       80,825
     10,400   Discovery Partners International
                *.............................       49,920
      2,200   Ecology & Environment, Inc. ....       19,800
      9,200   Exponent, Inc. *................      253,460
      5,200   Forrester Research, Inc. *......       79,248
        500   Gevity HR, Inc. ................        7,690
      9,750   Healthcare Services Group,
                Inc. .........................      175,110
      1,400   Heidrick & Struggles
                International, Inc. *.........       40,348
      3,207   Horizon Health Corp. *..........       67,668
      5,500   Kendle International, Inc. *....       29,095
      2,000   Korn/Ferry International *......       36,460
     14,700   Laureate Education, Inc. *......      547,134
      3,800   Lightbridge, Inc. *.............       18,316
      2,800   MAXIMUS, Inc. *.................       80,668
      1,700   MemberWorks, Inc. *.............       44,608
      9,200   Metal Management, Inc. *........      167,256
        800   Michael Baker Corp. *...........       12,560
     10,300   Modem Media, Inc. *.............       55,414
      8,850   Monro Muffler Brake, Inc. *.....      193,373
     31,100   MPS Group, Inc. *...............      261,551
      3,000   Navigant International, Inc.
                *.............................       48,990
     10,044   NCO Group, Inc. *...............      270,686
      5,100   Opinion Research Corp. *........       32,436
     41,500   PAREXEL International Corp. *...      813,399
     15,800   Pharmaceutical Product
                Development, Inc. *...........      568,800
      6,800   Pre-Paid Legal Services, Inc.
                *.............................      174,624
        400   RCM Technologies, Inc. *........        1,976
        200   Schnitzer Steel Industries,
                Inc., Class A.................        6,470
      6,300   SOURCECORP, Inc. *..............      139,482
      1,200   Stewart Enterprises, Inc., Class
                A *...........................        8,340
     11,200   TeleTech Holdings, Inc. *.......      105,728

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

98  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, INFORMATION &
                SERVICES continued
     18,900   The Brink's Co. ................  $   570,213
      9,500   Volt Information Sciences, Inc.
                *.............................      273,315
                                                -----------
                                                  5,533,882
                                                -----------
              INSTRUMENTS - 6.2%
      3,500   Badger Meter, Inc. .............      159,775
      8,500   Bausch & Lomb, Inc. ............      564,825
        100   Bio-Logic Systems Corp. *.......          741
      9,900   Checkpoint Systems, Inc. *......      154,143
     16,300   Datascope Corp. ................      607,990
     18,500   Edwards Lifesciences Corp. *....      619,750
      8,200   Esterline Technologies Corp.
                *.............................      250,838
     27,100   Invacare Corp. .................    1,246,600
      2,300   K-Tron International, Inc. *....       50,876
      1,840   Kewaunee Scientific Corp. ......       16,450
        400   LeCroy Corp. *..................        6,684
        100   Mesa Laboratories, Inc. ........        1,189
     33,000   Mine Safety Appliances Co. .....    1,343,760
      3,390   Molecular Devices Corp. *.......       79,902
      3,000   Ocular Sciences, Inc. *.........      143,910
      7,400   PerkinElmer, Inc. ..............      127,428
        296   Raven Industries, Inc. .........       13,157
        600   Respironics, Inc. *.............       32,064
      8,100   Sola International, Inc. *......      154,305
      7,300   Sonic Innovations, Inc. *.......       33,288
      1,800   Span-America Medical Systems,
                Inc. .........................       19,098
        500   Vicon Industries, Inc. *........        2,350
                                                -----------
                                                  5,629,123
                                                -----------
              INSURANCE - 4.4%
      1,220   Alleghany Corp. *...............      332,938
        200   American National Insurance
                Co. ..........................       19,358
      5,500   American Safety Insurance
                Holdings Ltd. *...............       75,350
      2,700   AmerUs Group Co. ...............      110,700
     19,300   Aon Corp. ......................      554,682
     11,600   Crawford & Co., Class B.........       77,720
      1,400   Delphi Financial Group, Inc.,
                Class A.......................       56,238
      9,500   Everest Re Group Ltd. ..........      706,135
     30,260   Fidelity National Financial,
                Inc. .........................    1,152,906
     10,400   FPIC Insurance Group, Inc. *....      268,840
     13,100   Horace Mann Educators Corp. ....      230,298
        901   National Western Life Insurance
                Co., Class A *................      146,773
     10,500   Old Republic International
                Corp. ........................      262,815
        200   SAFECO Corp. ...................        9,130
        400   Selective Insurance Group,
                Inc. .........................       14,880
                                                -----------
                                                  4,018,763
                                                -----------
              IT HARDWARE - 2.8%
        200   ADE Corp. *.....................        3,407
      7,700   Cobra Electronics Corp. *.......       55,517

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK continued
      2,600   CommScope, Inc. *...............  $    56,160
     12,750   Diodes, Inc. *..................      328,440
      1,500   EMS Technologies, Inc. *........       25,875
        600   Espey Manufacturing &
                Electronics Corp. ............       15,540
     17,100   Harris Corp. ...................      939,474
      1,100   inTEST Corp. *..................        8,558
     25,100   Marvell Technology Group Ltd.
                *.............................      655,863
        800   Merrimac Industries, Inc. *.....        6,720
      2,100   Microsemi Corp. *...............       29,610
      4,300   Peak International Ltd. *.......       22,360
      2,700   Radyne ComStream, Inc. *........       20,358
        100   SMTEK International, Inc. *.....        1,341
     23,100   SonicWALL, Inc. *...............      156,156
         25   Spectrum Control, Inc. *........          178
        900   Staktek Holdings, Inc. *........        3,510
      1,300   Stoneridge, Inc. *..............       18,330
        500   Telular Corp. *.................        5,255
      1,600   Trans-Lux Corp. ................       10,288
      6,100   TTM Technologies, Inc. *........       54,229
      2,100   Video Display Corp. ............       67,284
                                                -----------
                                                  2,484,453
                                                -----------
              LAND & WATER TRANSPORTATION - 5.6%
     19,000   Alexander & Baldwin, Inc. ......      644,860
      3,800   Celadon Group, Inc. *...........       72,390
     12,300   EGL, Inc. *.....................      372,198
     12,400   Frontline Ltd. .................      585,156
     21,000   General Maritime Corp. *........      731,430
     19,575   Marten Transport Ltd. *.........      341,975
      6,500   Overseas Shipholding Group,
                Inc. .........................      322,660
     12,000   Ryder Systems, Inc. ............      564,480
     16,100   Swift Transportation Co., Inc.
                *.............................      270,802
     20,200   Teekay Shipping Corp. ..........      870,418
        800   Total Logistics, Inc. *.........       19,160
        100   Transport Corp. of America, Inc.
                *.............................          786
      8,496   U.S. Xpress Enterprises, Inc.,
                Class A *.....................      157,516
      6,400   USA Truck, Inc. *...............       78,080
                                                -----------
                                                  5,031,911
                                                -----------
              METAL PRODUCTS & MACHINERY - 2.1%
        300   Bonso Electronics International,
                Inc. .........................        1,638
        500   Evans & Sutherland Computer
                Corp. *.......................        2,675
        200   Federal Screw Works.............        6,750
     12,000   FSI International, Inc. *.......       50,160
        200   Gehl Co. *......................        3,950
      5,200   Gerber Scientific, Inc. *.......       34,268
        600   Hardinge, Inc. .................        6,240
      1,600   International Aluminum Corp. ...       46,080

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

                                             Laudus Funds Semi-Annual Report  99

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, METAL PRODUCTS &
                MACHINERY continued
        400   Kennametal, Inc. ...............  $    18,060
      5,900   Lennox International, Inc. .....       88,146
     12,100   MagneTek, Inc. *................       90,387
        700   P & F Industries, Inc. *........        6,580
        200   Penn Engineering & Manufacturing
                Corp., Class A................        3,090
      1,098   Powell Industries, Inc. *.......       18,501
      2,125   Q.E.P. Co., Inc. *..............       32,513
      3,700   Regal-Beloit Corp. .............       89,503
      4,500   Robbins & Myers, Inc. ..........       99,000
      5,000   Rofin-Sinar Technologies, Inc.
                *.............................      146,900
      7,800   Snap-on, Inc. ..................      214,968
      1,400   Standard Motor Products,
                Inc. .........................       21,154
      5,600   Standex International Corp. ....      137,200
        800   Tecumseh Products Co., Class B..       32,369
     11,200   Timken Co. .....................      275,744
        200   Twin Disc, Inc. ................        4,980
     14,600   York International Corp. .......      461,214
                                                -----------
                                                  1,892,070
                                                -----------
              MISCELLANEOUS FINANCE - 0.7%
     12,900   A.G. Edwards, Inc. .............      446,598
      1,700   Maxcor Financial Group, Inc. ...       15,213
      7,866   Stifel Financial Corp. *........      154,174
                                                -----------
                                                    615,985
                                                -----------
              OIL & COAL RESOURCES - 2.4%
      7,600   Brigham Exploration Co. *.......       71,440
      6,500   Carrizo Oil & Gas, Inc. *.......       62,205
     50,700   Chesapeake Energy Corp. ........      802,581
      6,200   Denbury Resources, Inc. *.......      157,480
      5,900   Energy Partners Ltd. *..........       96,052
     11,800   Magnum Hunter Resources, Inc.
                *.............................      136,172
        600   Meridian Resource Corp. *.......        5,298
      9,899   Resource America, Inc., Class
                A.............................      233,517
     12,500   Ultra Petroleum Corp. *.........      613,125
                                                -----------
                                                  2,177,870
                                                -----------
              OIL DISTRIBUTION - 0.9%
      1,600   Ashland, Inc. ..................       89,728
      9,300   Sunoco, Inc. ...................      688,014
      7,100   TransMontaigne, Inc. *..........       41,322
                                                -----------
                                                    819,064
                                                -----------
              OIL DRILLING & SERVICES - 1.9%
      1,700   Dawson Geophysical Co. *........       35,581
     17,000   Grant Prideco, Inc. *...........      348,330
      3,200   Gulf Island Fabrication,
                Inc. .........................       71,360
      1,400   Lufkin Industries, Inc. ........       52,108
        600   NATCO Group, Inc., Class A *....        5,190
      2,300   Newpark Resources, Inc. *.......       13,800
      9,900   Oceaneering International, Inc.
                *.............................      364,716
        200   Oil States International, Inc.
                *.............................        3,740

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, OIL DRILLING &
                SERVICES continued
     17,300   Tidewater, Inc. ................  $   563,115
      2,100   Varco International, Inc. *.....       56,322
      9,800   W-H Energy Services, Inc. *.....      203,350
                                                -----------
                                                  1,717,612
                                                -----------
              PHOTOOPTICAL, MICROS & OFFICE MACHINERY -
                0.2%
      3,300   PAR Technology Corp. *..........       30,228
     10,400   Printronix, Inc. *..............      156,322
        200   SBS Technologies, Inc. *........        2,440
                                                -----------
                                                    188,990
                                                -----------
              PUBLISHING, BROADCASTING & CINEMA - 2.4%
     22,300   American Greetings Corp., Class
                A.............................      560,176
      8,500   Bowne & Co., Inc. ..............      110,415
      1,100   Cadmus Communications Corp. ....       16,170
        700   Emak Worldwide, Inc. *..........        6,818
      6,400   Media General, Inc., Class A....      358,080
      5,200   Outlook Group Corp. ............       39,468
      3,500   Pulitzer, Inc. .................      172,900
      2,900   Reader's Digest Association,
                Inc. .........................       42,311
      4,400   Regent Communications, Inc. *...       24,904
     28,200   XM Satellite Radio Holdings,
                Inc., Class A *...............      874,764
                                                -----------
                                                  2,206,006
                                                -----------
              REAL ESTATE DEVELOPMENT - 0.4%
      3,100   AMREP Corp. ....................       54,405
      2,555   Avatar Holdings, Inc. *.........      108,460
      1,500   ILX Resorts, Inc. ..............       14,910
      2,700   J.W. Mays, Inc. *...............       34,425
      4,500   Patriot Transportation Holding,
                Inc. *........................      147,870
        200   Tarragon Corp. *................        2,602
                                                -----------
                                                    362,672
                                                -----------
              REAL ESTATE INVESTMENT TRUSTS - 4.2%
      1,500   American Home Mortgage
                Investment Corp. .............       41,925
        200   Bedford Property Investors,
                Inc. .........................        6,068
      6,900   Boykin Lodging Co. *............       58,029
     13,200   Brandywine Realty Trust.........      375,936
        300   Capital Trust, Inc., Class A....        8,730
      4,400   Correctional Properties Trust...      120,120
        200   Cousins Properties, Inc. .......        6,862
      6,800   CRT Properties, Inc. ...........      145,860
     25,300   Friedman, Billings, Ramsey
                Group, Inc., Class A..........      483,230
      3,200   Hanover Capital Mortgage
                Holdings, Inc. ...............       39,680
        200   Host Marriott Corp. ............        2,806
     52,200   HRPT Properties Trust...........      573,678

See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

100  Laudus Funds Semi-Annual Report

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, REAL ESTATE INVESTMENT
                TRUSTS continued
     20,500   iStar Financial, Inc. ..........  $   845,215
      1,800   Kramont Realty Trust............       33,480
      5,600   LTC Properties, Inc. ...........      100,184
        500   Mission West Properties,
                Inc. .........................        5,175
        200   National Health Realty, Inc. ...        3,810
      8,800   Newcastle Investment Corp. .....      270,160
      2,300   Parkway Properties, Inc. .......      106,835
     28,700   Trizec Properties, Inc. ........      458,339
      1,602   Urstadt Biddle Properties, Class
                A.............................       24,414
      7,500   Winston Hotels, Inc. ...........       80,250
                                                -----------
                                                  3,790,786
                                                -----------
              RESTAURANTS, HOTELS & THEATERS - 2.5%
        800   Aztar Corp. *...................       21,200
        100   CBRL Group, Inc. ...............        3,608
        450   CEC Entertainment, Inc. *.......       16,538
      5,400   Dave & Buster's, Inc. *.........      102,492
      5,000   Famous Dave's of America, Inc.
                *.............................       37,500
      5,900   Frisch's Restaurants, Inc. .....      147,500
     11,500   Interstate Hotels & Resorts,
                Inc. *........................       46,575
        400   J. Alexander's Corp. *..........        2,732
      1,900   Jack in the Box, Inc. *.........       60,287
      9,400   Landry's Restaurants, Inc. .....      256,526
      6,100   Lone Star Steakhouse & Saloon,
                Inc. .........................      157,563
      2,900   Luby's, Inc. *..................       19,140
      1,500   Magna Entertainment Corp., Class
                A *...........................        8,175
      9,900   Marcus Corp. ...................      192,753
        800   Max & Erma's Restaurants, Inc.
                *.............................       11,568
        100   Nathan's Famous, Inc. *.........          614
     16,755   Ryan's Restaurant Group, Inc.
                *.............................      248,644
        100   Sands Regent *..................          902
        100   Sonesta International Hotels
                Corp., Class A *..............          600
     13,800   Station Casinos, Inc. ..........      676,751
      7,600   Vail Resorts, Inc. *............      137,332
     22,900   WestCoast Hospitality Corp. *...      127,095
                                                -----------
                                                  2,276,095
                                                -----------
              RETAIL - 6.6%
      6,000   Aeropostale, Inc. *.............      157,200
      1,300   American Eagle Outfitters,
                Inc. .........................       47,905
     40,650   AnnTaylor Stores Corp. *........      951,210
      2,300   Blair Corp. ....................       64,814
     24,300   Borders Group, Inc. ............      602,640
      1,500   Burlington Coat Factory
                Warehouse Corp. ..............       31,845
     30,900   Charming Shoppes, Inc. *........      220,008
      1,700   Circuit City Stores, Inc. ......       26,078
      1,900   Claire's Stores, Inc. ..........       47,576

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, RETAIL continued
        206   Dress Barn, Inc. *..............  $     3,595
        700   EZCORP, Inc., Class A *.........        6,091
        600   Foodarama Supermarkets, Inc. *..       22,500
     42,500   Foot Locker, Inc. ..............    1,007,249
        200   Gottschalks, Inc. *.............        1,250
     17,300   Insight Enterprises, Inc. *.....      291,332
        200   J. Jill Group, Inc. *...........        3,970
        100   Jo-Ann Stores, Inc. *...........        2,804
      3,500   Linens 'n Things, Inc. *........       81,095
     10,400   Longs Drug Stores Corp. ........      251,680
      3,300   Neiman Marcus Group, Inc., Class
                A.............................      189,750
        100   PC Mall, Inc. *.................        1,529
        200   Retail Ventures, Inc. *.........        1,508
      1,700   REX Stores Corp. *..............       23,885
        300   S&K Famous Brands, Inc. *.......        4,701
      2,000   Shoe Carnival, Inc. *...........       23,580
      1,000   ShopKo Stores, Inc. *...........       17,410
      4,100   Sport Chalet, Inc. *............       56,314
      2,100   Stage Stores, Inc. *............       71,862
      4,000   SUPERVALU, Inc. ................      110,200
        200   Systemax, Inc. *................        1,132
        300   The Bon-Ton Stores, Inc. .......        3,657
        900   The Men's Wearhouse, Inc. *.....       26,145
     33,400   Toys "R" Us, Inc. *.............      592,516
      5,500   Trans World Entertainment Corp.
                *.............................       53,735
        100   Urban Outfitters, Inc. *........        3,440
      2,000   Village Super Market, Inc. .....       65,000
      1,300   Weis Markets, Inc. .............       44,044
     28,400   Zale Corp. *....................      798,040
                                                -----------
                                                  5,909,290
                                                -----------
              SOAPS & COSMETICS - 0.4%
      4,700   Del Laboratories, Inc. *........      155,100
      9,600   Elizabeth Arden, Inc. *.........      202,176
        100   Parlux Fragrances, Inc. *.......        1,300
                                                -----------
                                                    358,576
                                                -----------
              SOFTWARE - 3.1%
     46,123   Activision, Inc. *..............      639,726
      2,700   American Software, Inc., Class
                A.............................       16,254
        400   Ansoft Corp. *..................        6,360
        900   Answerthink, Inc. *.............        4,815
      2,228   Applix, Inc. *..................        9,803
        200   Autodesk, Inc. .................        9,726
      4,500   Borland Software Corp. *........       37,575
     10,300   CIBER, Inc. *...................       77,456
      1,000   Edgewater Technology, Inc. *....        4,950
      8,600   eFunds Corp. *..................      159,874
        700   First American Corp. ...........       21,581
        500   First Consulting Group, Inc.
                *.............................        2,370
      2,000   Internet Security Systems, Inc.
                *.............................       34,000
      2,910   Keynote Systems, Inc. *.........       41,206
        100   Manatron, Inc. *................          802

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Portfolio Investments continued

Laudus Rosenberg Value Long/Short Equity Fund (a) (Unaudited)

                                            Laudus Funds Semi-Annual Report  101

  SHARES                                           VALUE
-----------------------------------------------------------
              COMMON STOCK, SOFTWARE continued
      3,339   NetManage, Inc. *...............  $    18,131
      1,100   NWH, Inc. ......................       19,447
      7,500   Pegasus Solutions, Inc. *.......       89,400
     16,000   Perot Systems Corp., Class A
                *.............................      256,960
      7,000   PLATO Learning, Inc. *..........       61,880
      4,600   Sabre Holdings Corp., Class A...      112,838
      5,991   SeaChange International, Inc.
                *.............................       95,796
      7,900   Source Interlink Cos., Inc. *...       76,788
      2,610   SPSS, Inc. *....................       34,791
      1,350   Superior Consultant Holdings
                Corp. *.......................        8,775
     10,000   Sykes Enterprises, Inc. *.......       45,900
        100   Tecnomatix Technologies Ltd.
                *.............................        1,130
      3,600   Tripos, Inc. *..................       15,336
      3,200   TSR, Inc. ......................       19,584
     10,500   Tyler Technologies, Inc. *......       92,820
      1,591   ValueClick, Inc. *..............       15,019
     28,800   VeriSign, Inc. *................      572,544
      9,642   Witness Systems, Inc. *.........      154,947
                                                -----------
                                                  2,758,584
                                                -----------
              TEXTILES & APPAREL - 2.7%
      5,128   Ashworth, Inc. *................       42,050
      3,500   Coach, Inc. *...................      148,470
      3,000   Culp, Inc. *....................       22,050
         98   Haggar Corp. ...................        1,680
        600   Hallwood Group, Inc. *..........       50,400
     42,500   Phillips-Van Heusen Corp. ......      946,899
      1,500   Phoenix Footwear Group, Inc.
                *.............................       10,515
      4,502   Quaker Fabric Corp. ............       29,263
      6,700   Saucony, Inc., Class A..........      166,897
      6,300   Skechers U.S.A., Inc., Class A
                *.............................       91,476
      6,600   Stride Rite Corp. ..............       67,650
      4,700   Tandy Brands Accessories,
                Inc. .........................       66,975
      7,400   Timberland Co., Class A *.......      420,320
     35,700   Tommy Hilfiger Corp. *..........      352,359
                                                -----------
                                                  2,417,004
                                                -----------
              WHOLESALE - 1.8%
     19,300   Airgas, Inc. ...................      464,551
        300   All American Semiconductor, Inc.
                *.............................        1,839
     27,600   Arrow Electronics, Inc. *.......      623,208
      7,547   CellStar Corp. *................       34,407
      7,000   Delta Apparel, Inc. ............      166,600
      5,300   Department 56, Inc. *...........       86,390
      3,100   Enesco Group, Inc. *............       21,235
      1,900   GTSI Corp. *....................       16,701

 SHARES OR
 PRINCIPAL                                         VALUE
-----------------------------------------------------------
              COMMON STOCK, WHOLESALE continued
      1,900   Handleman Co. ..................  $    38,874
      3,900   Insurance Auto Auctions, Inc.
                *.............................       66,885
        200   Jaco Electronics, Inc. *........        1,080
      1,000   Navarre Corp. *.................       14,490
        200   Noland Co. .....................        8,590
        600   Nu Horizons Electronics Corp.
                *.............................        3,810
      2,900   Ventiv Health, Inc. *...........       49,155
      1,400   Watsco, Inc., Class B...........       42,000
                                                -----------
                                                  1,639,815
                                                -----------
              TOTAL COMMON STOCK (COST
                $61,363,518)..................   84,117,909
                                                -----------
              CORPORATE BOND - 0.0%
              WHOLESALE - 0.0%
        872   Timco Aviation Services, Inc.,
                8.00%, 1/2/07 (b).............            0
                                                -----------
              TOTAL CORPORATE BOND (COST $0)..            0
                                                -----------
              REPURCHASE AGREEMENT - 12.9%
$11,609,564   Bear Stearns dated 9/30/04, due
                10/1/04 at 1.75% with a
                maturity value of $11,610,128
                (Fully collateralized by U.S.
                Treasury Notes)...............   11,609,564
                                                -----------
              TOTAL REPURCHASE AGREEMENT (COST
                $11,609,564)..................   11,609,564
                                                -----------
              TOTAL INVESTMENTS (COST
                $72,973,082) (A) - 106.0%.....   95,727,473
              NET OTHER ASSETS (LIABILITIES) -
                (6.0)%........................   (5,414,368)
                                                -----------
              NET ASSETS - 100.0%.............  $90,313,105
                                                ===========

---------------

*  Non-income producing security.

(a) All long positions are pledged as collateral for securities sold short.

(b) Bankrupt security/delisted; fair valued by management.

(c) Represents cost for financial reporting purposes, is substantially the same as federal income tax purposes, and differs from value by net unrealized appreciation/(depreciation) of securities as follows:

    Unrealized appreciation...................  $23,964,090
    Unrealized depreciation...................   (1,209,699)
                                                -----------
    Net unrealized appreciation...............  $22,754,391
                                                ===========

See the accompanying notes to the financial statements.

102  Laudus Funds Semi-Annual Report

Financial Statements

Statement of Securities Sold Short

LAUDUS ROSENBERG VALUE LONG/SHORT EQUITY FUND as of 9/30/04 (Unaudited)

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK - 93.0%
            AGRICULTURE, FOOD & BEVERAGE - 1.6%
   1,600    Bridgford Foods Corp. .............  $    13,440
   2,100    Cagle's, Inc., Class A *...........       27,216
   2,200    Charles River Laboratories
              International, Inc. *............      100,760
  13,700    Delta & Pine Land Co. .............      366,475
  19,200    Monterey Pasta Co. *...............       64,531
  29,500    Tootsie Roll Industries, Inc. .....      861,990
                                                 -----------
                                                   1,434,412
                                                 -----------
            AIRLINES - 1.5%
  32,700    AirTran Holdings, Inc. *...........      325,692
  15,800    FLYi, Inc. *.......................       61,778
  11,080    Frontier Airlines, Inc. *..........       85,094
  30,800    JetBlue Airways Corp. *............      644,336
  31,300    Northwest Airlines Corp. *.........      256,973
                                                 -----------
                                                   1,373,873
                                                 -----------
            AUTOS - 0.8%
  13,900    Collins & Aikman Corp. *...........       58,102
  18,245    Gentex Corp. ......................      640,947
     800    Quantum Fuel Systems Technologies
              Worldwide, Inc. *................        4,360
                                                 -----------
                                                     703,409
                                                 -----------
            BANKS & CREDIT INSTITUTIONS - 5.3%
   6,800    AmeriCredit Corp. *................      141,984
  13,500    Astoria Financial Corp. ...........      479,115
     100    Banc Corp. *.......................          700
   8,300    Capitol Federal Financial..........      267,094
  10,300    Downey Financial Corp. ............      566,088
   6,900    Financial Federal Corp. *..........      258,612
   4,227    Hudson City Bancorp, Inc. .........      151,073
  16,400    Hudson United Bancorp..............      604,340
  45,800    New York Community Bancorp, Inc. ..      940,732
   8,000    Southwest Bancorp of Texas,
              Inc. ............................      161,120
   3,000    Sovereign Bancorp, Inc. ...........       65,460
   1,700    Student Loan Corp. ................      240,975
  28,770    Valley National Bancorp............      734,786
   2,900    Westamerica Bancorp................      159,181
                                                 -----------
                                                   4,771,260
                                                 -----------
            BASIC MINERALS & METALS - 1.7%
   2,600    A. M. Castle & Co. *...............       26,390
  11,200    American Superconductor Corp. *....      139,104
  18,400    Apex Silver Mines Ltd. *...........      399,280
  15,200    Freeport-McMoRan Copper & Gold,
              Inc., Class B....................      615,600
  38,200    Hecla Mining Co. *.................      284,208
   2,100    Meridian Gold, Inc. *..............       35,112
                                                 -----------
                                                   1,499,694
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            BEER, LIQUOR & TOBACCO - 0.4%
  15,400    DIMON, Inc. .......................  $    90,706
   2,100    Universal Corp. ...................       93,744
   9,261    Vector Group Ltd. .................      139,193
                                                 -----------
                                                     323,643
                                                 -----------
            BIOTECHNOLOGY - 2.4%
  19,800    Alexion Pharmaceuticals, Inc. *....      356,400
     200    Applera Corp.- Celera Genomics
              Group *..........................        2,338
  11,500    ARIAD Pharmaceuticals, Inc. *......       76,935
  18,707    Avigen, Inc. *.....................       69,777
     400    BioCryst Pharmaceuticals, Inc. *...        2,040
  17,200    Cell Genesys, Inc. *...............      154,284
   2,393    CYTOGEN Corp. *....................       25,222
  57,700    Human Genome Sciences, Inc. *......      629,507
   4,300    ICOS Corp. *.......................      103,802
   7,300    Kosan Biosciences, Inc. *..........       42,048
  13,700    Lexicon Genetics, Inc. *...........       90,283
  16,300    Myriad Genetics, Inc. *............      278,730
   3,100    Neurocrine Biosciences, Inc. *.....      146,196
   1,300    Novavax, Inc. *....................        4,056
   2,300    Onyx Pharmaceuticals, Inc. *.......       98,923
  12,700    Seattle Genetics, Inc. *...........       83,439
     100    Telik, Inc. *......................        2,230
                                                 -----------
                                                   2,166,210
                                                 -----------
            CELLULAR & WIRELESS - 0.0%
     200    Centennial Communications Corp. *..        1,176
                                                 -----------
            CHEMICALS & RUBBER - 1.4%
   9,100    BioSphere Medical, Inc. *..........       29,848
   2,400    Goodyear Tire & Rubber Co. *.......       25,776
  23,200    International Flavors & Fragrances,
              Inc. ............................      886,240
   7,060    North American Scientific, Inc.
              *................................       36,006
   1,100    Valspar Corp. .....................       51,348
   6,800    WD-40 Co. .........................      194,480
                                                 -----------
                                                   1,223,698
                                                 -----------
            COMMUNICATIONS UTILITIES - 1.1%
  33,633    Cablevision Systems Group *........      682,077
     271    HickoryTech Corp. .................        3,144
  26,200    Level 3 Communications, Inc. *.....       67,858
  12,900    Net2Phone, Inc. *..................       41,538
  10,700    TALK America Holdings, Inc. *......       55,961
  17,100    Time Warner Telecom, Inc., Class A
              *................................       82,080
  14,100    UnitedGlobalCom, Inc., Class A *...      105,327
                                                 -----------
                                                   1,037,985
                                                 -----------
            CONSTRUCTION & HOMEBUILDING - 0.5%
   5,700    EMCOR Group, Inc. *................      214,434
   7,500    MasTec, Inc. *.....................       39,375

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

                                            Laudus Funds Semi-Annual Report  103

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, CONSTRUCTION &
              HOMEBUILDING continued
     600    Modtech Holdings, Inc. *...........  $     4,524
  29,200    Quanta Services, Inc. *............      176,660
                                                 -----------
                                                     434,993
                                                 -----------
            CONSTRUCTION MATERIALS - 0.0%
   7,600    Nanophase Technologies Corp. *.....       38,836
                                                 -----------
            CONSUMER DURABLES - 0.6%
  28,600    Maytag Corp. ......................      525,382
                                                 -----------
            DRUGS & PHARMACEUTICALS - 6.3%
   7,200    Able Laboratories, Inc. *..........      137,952
  23,400    Adolor Corp. *.....................      263,250
  34,900    Alkermes, Inc. *...................      402,746
  23,112    Amylin Pharmaceuticals, Inc. *.....      474,258
   3,700    AtheroGenics, Inc. *...............      121,915
     600    Cellegy Pharmaceuticals, Inc. *....        2,580
   5,800    Cubist Pharmaceuticals, Inc. *.....       57,304
  17,300    CuraGen Corp. *....................       95,150
  37,100    CV Therapeutics, Inc. *............      463,750
   2,900    Dendreon Corp. *...................       24,389
     100    DepoMed, Inc. *....................          522
   8,200    Discovery Laboratories, Inc. *.....       54,940
   4,000    DOV Pharmaceutical, Inc. *.........       68,560
   8,300    Emisphere Technologies, Inc. *.....       25,481
   8,836    Enzo Biochem, Inc. *...............      132,540
   6,800    Epix Medical, Inc. *...............      131,308
   2,484    Guilford Pharmaceuticals, Inc. *...       12,420
   1,800    Immunomedics, Inc. *...............        4,680
  15,500    Indevus Pharmaceuticals, Inc. *....      109,895
  16,700    Inspire Pharmaceuticals, Inc. *....      262,691
  68,000    Isis Pharmaceuticals, Inc. *.......      333,200
   7,400    Kos Pharmaceuticals, Inc. *........      263,514
   6,600    Medicis Pharmaceutical Corp., Class
              A................................      257,664
   9,100    Neose Technologies, Inc. *.........       68,250
  38,100    NPS Pharmaceuticals, Inc. *........      829,819
  10,200    Pain Therapeutics, Inc. *..........       73,338
  13,735    Penwest Pharmaceuticals Co. *......      155,068
   2,300    Pharmacyclics, Inc. *..............       23,713
   2,200    Protein Design Labs, Inc. *........       43,076
     300    SciClone Pharmaceuticals, Inc. *...        1,068
       5    Tanox, Inc. *......................           84
  21,800    Transkaryotic Therapies, Inc. *....      386,514
  32,300    Vertex Pharmaceuticals, Inc. *.....      339,150
   7,009    ZymoGenetics, Inc. *...............      122,237
                                                 -----------
                                                   5,743,026
                                                 -----------
            ELECTRIC UTILITIES - 2.5%
  63,500    CenterPoint Energy, Inc. ..........      657,860
  40,400    DPL, Inc. .........................      831,432
   2,000    Otter Tail Corp. ..................       51,000
     200    Puget Energy, Inc. ................        4,540
  55,900    TECO Energy, Inc. .................      756,327
                                                 -----------
                                                   2,301,159
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            FINANCIAL INVESTMENTS - 1.6%
   5,000    CapitalSource, Inc. *..............  $   111,700
   2,500    InterDigital Communications Corp.
              *................................       40,800
  39,027    Macrovision Corp. *................      939,770
  25,400    Marvel Enterprises, Inc. *.........      369,824
     500    Royal Gold, Inc. ..................        8,540
                                                 -----------
                                                   1,470,634
                                                 -----------
            FOREST PRODUCTS & PAPER - 2.4%
   9,300    Avery Dennison Corp. ..............      611,754
  10,200    Bowater, Inc. .....................      389,538
  27,200    Graphic Packaging Corp. *..........      176,256
  27,800    Plum Creek Timber Co. .............      973,834
                                                 -----------
                                                   2,151,382
                                                 -----------
            FURNITURE & HOUSEHOLD ITEMS - 1.5%
  24,168    Herman Miller, Inc. ...............      595,741
  23,700    Leapfrog Enterprises, Inc. *.......      479,925
   4,800    Pactiv Corp. *.....................      111,600
     400    Research Frontiers, Inc. *.........        2,544
   3,200    Russ Berrie & Co., Inc. ...........       64,480
     200    Select Comfort Corp. *.............        3,640
   7,600    Tempur-Pedic International, Inc.
              *................................      113,924
   3,300    Virco Manufacturing Corp. *........       25,080
                                                 -----------
                                                   1,396,934
                                                 -----------
            GAS & OTHER PUBLIC UTILITIES - 1.1%
   5,500    Aqua America, Inc. ................      121,605
   5,500    Stericycle, Inc. *.................      252,450
  47,900    Williams Cos., Inc. ...............      579,590
                                                 -----------
                                                     953,645
                                                 -----------
            GOVERNMENT AIRCRAFT & DEFENSE - 1.2%
   9,500    Alliant Techsystems, Inc. *........      574,750
   3,414    Garmin Ltd. .......................      147,656
  15,900    GenCorp, Inc. .....................      215,445
   1,742    KVH Industries, Inc. *.............       12,577
   6,300    Microvision, Inc. *................       37,296
   6,700    Sturm, Ruger & Co., Inc. ..........       60,367
                                                 -----------
                                                   1,048,091
                                                 -----------
            HEALTH CARE & HOSPITAL - 2.9%
   9,200    AMERIGROUP Corp. *.................      517,500
  26,200    Array BioPharma, Inc. *............      183,138
     378    Bio-Reference Labs, Inc. *.........        5,269
  21,600    Lincare Holdings, Inc. *...........      641,736
  15,000    Odyssey Healthcare, Inc. *.........      266,250
   5,100    Specialty Laboratories, Inc. *.....       53,550
  81,700    Tenet Healthcare Corp. *...........      881,543
   1,400    U.S. Physical Therapy, Inc. *......       19,026
   4,700    VistaCare, Inc., Class A *.........       71,957
                                                 -----------
                                                   2,639,969
                                                 -----------
            INFORMATION & SERVICES - 5.8%
      92    Amn Healthcare Services, Inc. *....        1,099
   3,338    Arena Pharmaceuticals, Inc. *......       14,387

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

104  Laudus Funds Semi-Annual Report

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, INFORMATION & SERVICES continued
  18,700    ChoicePoint, Inc. *................  $   797,555
     600    Clark, Inc. *......................        8,124
  26,800    Corinthian Colleges, Inc. *........      361,264
     200    Corrections Corp. of America *.....        7,072
  40,300    DeVry, Inc. *......................      834,612
  21,000    Education Management Corp. *.......      559,440
   7,900    Exact Sciences Corp. *.............       26,070
  31,500    Exelixis, Inc. *...................      253,890
   1,600    iPayment Holdings, Inc. *..........       64,256
     150    Iron Mountain, Inc. *..............        5,078
  16,300    Learning Tree International, Inc.
              *................................      229,830
  24,700    Maxygen, Inc. *....................      244,283
   2,200    MTC Technologies, Inc. *...........       60,786
   5,200    NetRatings, Inc. *.................       92,716
  14,682    PRG-Schultz International, Inc.
              *................................       84,275
  25,500    Regeneron Pharmaceuticals, Inc.
              *................................      221,340
  11,200    Shaw Group, Inc. *.................      134,400
   3,000    Strayer Education, Inc. ...........      345,030
  11,500    Syntroleum Corp. *.................       80,730
   7,000    The Advisory Board Co. *...........      235,200
   3,900    Total System Services, Inc. .......       98,436
  13,100    Weight Watchers International, Inc.
              *................................      508,542
                                                 -----------
                                                   5,268,415
                                                 -----------
            INSTRUMENTS - 4.3%
   6,895    Abaxis, Inc. *.....................       89,704
   1,600    Aksys Ltd. *.......................        7,600
  67,800    Applera Corp. .....................    1,279,386
     500    ATS Medical, Inc. *................        1,825
  14,574    Cepheid, Inc. *....................      125,628
   8,200    Cholestech Corp. *.................       55,432
  16,100    Ciphergen Biosystems, Inc. *.......       62,790
   3,000    Closure Medical Corp. *............       42,720
  22,700    Conceptus, Inc. *..................      210,429
   8,700    Cyberonics, Inc. *.................      178,002
     300    Daxor Corp. *......................        7,071
   9,400    FEI Co. *..........................      185,744
  14,060    FormFactor, Inc. *.................      272,342
   7,400    I-Flow Corp. *.....................      107,152
     611    IDEXX Laboratories, Inc. *.........       31,002
  10,709    Illumina, Inc. *...................       63,290
   6,105    Ixia *.............................       59,341
   8,667    Kyphon, Inc. *.....................      214,768
   8,600    Luminex Corp. *....................       61,318
     201    Merit Medical Systems, Inc. *......        3,037
   1,300    Natus Medical, Inc. *..............        8,996
  17,700    Orasure Technologies, Inc. *.......      111,510
   6,288    Possis Medical, Inc. *.............       98,470
   7,700    Quidel Corp. *.....................       34,881
   9,600    Regeneration Technologies, Inc.
              *................................       76,992
   3,900    ResMed, Inc. *.....................      185,679
   4,400    Rita Medical Systems, Inc. *.......       16,280
   7,900    STAAR Surgical Co. *...............       26,070

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, INSTRUMENTS continued
     200    TriPath Imaging, Inc. *............  $     1,636
  13,700    VISX, Inc. *.......................      282,220
                                                 -----------
                                                   3,901,315
                                                 -----------
            INSURANCE - 1.3%
   6,200    Centene Corp. *....................      263,996
   1,805    Citizens, Inc. *...................       10,776
   8,800    CNA Financial Corp. *..............      211,288
   1,904    CorVel Corp. *.....................       56,511
  30,089    First Health Group Corp. *.........      484,132
     400    Markel Corp. *.....................      123,360
                                                 -----------
                                                   1,150,063
                                                 -----------
            IT HARDWARE - 4.9%
  15,000    Advanced Energy Industries, Inc.
              *................................      139,350
   1,680    Avici Systems, Inc. *..............       10,450
     600    Centillium Communications, Inc.
              *................................        1,428
  30,245    Cirrus Logic, Inc. *...............      144,269
     300    EFJ, Inc. *........................        2,010
  13,600    Energy Conversion Devices, Inc.
              *................................      180,336
     141    Exar Corp. *.......................        1,997
      85    Helix Technology Corp. ............        1,156
  10,100    Hutchinson Technology, Inc. *......      269,973
     350    Ibis Technology Corp. *............        1,673
  20,189    Integrated Circuit Systems, Inc.
              *................................      434,064
   7,300    Intervoice, Inc. *.................       78,621
   2,300    Metalink Ltd. *....................       10,511
  11,696    Micrel, Inc. *.....................      121,755
   4,000    Micro Linear Corp. *...............       21,300
  17,074    Microchip Technology, Inc. ........      458,266
   1,800    Molex, Inc. .......................       53,676
  12,400    NVIDIA Corp. *.....................      180,048
     900    Parlex Corp. *.....................        4,815
  17,800    Pericom Semiconductor Corp. *......      171,948
  20,400    PMC-Sierra, Inc. *.................      179,724
  39,900    Rambus, Inc. *.....................      626,030
  18,900    RF Micro Devices, Inc. *...........      119,826
  38,000    Semtech Corp. *....................      728,459
   4,100    Sigmatel, Inc. *...................       86,961
   3,700    Supertex, Inc. *...................       71,891
  10,300    Technitrol, Inc. *.................      200,850
     200    Universal Display Corp. *..........        1,684
   6,260    Virage Logic Corp. *...............       77,186
                                                 -----------
                                                   4,380,257
                                                 -----------
            LAND & WATER TRANSPORTATION - 1.7%
  13,300    C.H. Robinson Worldwide, Inc. .....      616,987
     600    GulfMark Offshore, Inc. *..........        9,798
  39,900    Kansas City Southern *.............      605,283
   6,000    Knight Transportation, Inc. *......      128,520
  11,100    Pacer International, Inc. *........      182,040
                                                 -----------
                                                   1,542,628
                                                 -----------

                         See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

                                            Laudus Funds Semi-Annual Report  105

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            MAINFRAME & MINICOMPUTERS - 0.2%
  27,415    Cray, Inc. *.......................  $    96,775
   7,123    Omnicell, Inc. *...................       94,166
                                                 -----------
                                                     190,941
                                                 -----------
            METAL PRODUCTS & MACHINERY - 2.7%
   2,700    Aaon, Inc. *.......................       46,980
  14,000    Donaldson Co., Inc. ...............      397,460
  11,000    Fedders Corp. .....................       44,990
   7,200    Federal Signal Corp. ..............      133,776
   9,900    Flowserve Corp. *..................      239,382
   1,700    Franklin Electric Co., Inc. .......       67,320
  27,000    FuelCell Energy, Inc. *............      276,750
  13,200    Global Power Equipment Group, Inc.
              *................................       97,812
   5,100    Intevac, Inc. *....................       32,028
     800    Ionics, Inc. *.....................       21,600
   2,000    Material Sciences Corp. *..........       26,980
     300    Maxwell Technologies, Inc. *.......        3,093
  24,200    Pall Corp. ........................      592,416
     900    TransTechnology Corp. *............        7,623
  13,200    Trinity Industries, Inc. ..........      411,444
                                                 -----------
                                                   2,399,654
                                                 -----------
            MISCELLANEOUS FINANCE - 2.3%
  56,900    Janus Capital Group, Inc. .........      774,409
  16,700    Jefferies Group, Inc. .............      575,649
  20,000    W.P. Stewart & Co., Ltd. ..........      399,800
  12,500    Waddell & Reed Financial, Inc.,
              Class A..........................      275,000
   1,700    Westwood Holdings Group, Inc. .....       31,246
                                                 -----------
                                                   2,056,104
                                                 -----------
            OIL & COAL RESOURCES - 1.5%
  11,800    Energen Corp. .....................      608,290
  21,200    Pioneer Natural Resources Co. .....      730,976
                                                 -----------
                                                   1,339,266
                                                 -----------
            OIL DISTRIBUTION - 1.1%
 107,500    El Paso Corp. .....................      987,925
                                                 -----------
            OIL DRILLING & SERVICES - 1.8%
  10,600    Nabors Industries Ltd. *...........      501,910
  16,400    Noble Corp. *......................      737,180
  13,000    Rowan Cos., Inc. *.................      343,200
                                                 -----------
                                                   1,582,290
                                                 -----------
            PHOTOOPTICAL, MICROS & OFFICE MACHINERY - 1.0%
  82,200    Brocade Communications Systems,
              Inc. *...........................      464,430
   2,700    Dot Hill Systems Corp. *...........       21,654
   5,400    Drexler Technology Corp. *.........       49,464
   7,700    Fargo Electronics, Inc. *..........       74,613
   1,900    General Binding Corp. *............       26,676
   8,500    Immersion Corp. *..................       45,305
   4,900    Interlink Electronics, Inc. *......       40,425

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK, PHOTOOPTICAL, MICROS & OFFICE
              MACHINERY continued
   7,000    Maxtor Corp. *.....................  $    36,400
  14,500    McDATA Corp., Class B *............       68,150
     800    Mobility Electronics, Inc. *.......        6,592
   1,760    Qualstar Corp. *...................       11,088
   7,300    Western Digital Corp. *............       64,167
                                                 -----------
                                                     908,964
                                                 -----------
            PUBLISHING, BROADCASTING & CINEMA - 2.7%
     400    Central European Media Enterprises
              Ltd., Class A *..................       11,344
   4,321    Crown Media Holdings, Inc., Class A
              *................................       36,080
  11,800    Dow Jones & Co., Inc. .............      479,198
   2,026    Fisher Communications, Inc. *......       97,248
  19,200    Journal Register Co. *.............      362,880
   1,400    McClatchy Co., Class A.............       99,162
   8,810    Pixar *............................      695,110
      54    Salem Communications Corp., Class A
              *................................        1,367
  21,800    Valassis Communications, Inc. *....      644,844
                                                 -----------
                                                   2,427,233
                                                 -----------
            REAL ESTATE DEVELOPMENT - 0.9%
  10,900    Forest City Enterprises, Inc.,
              Class A..........................      600,590
     800    Griffin Land & Nurseries, Inc. *...       19,200
     200    Kennedy-Wilson, Inc. *.............        1,594
   4,700    Tejon Ranch Co. *..................      176,955
                                                 -----------
                                                     798,339
                                                 -----------
            REAL ESTATE INVESTMENT TRUSTS - 7.1%
  11,600    Arden Realty, Inc. ................      377,928
   3,100    Associated Estates Realty Corp. ...       30,969
  12,500    Boston Properties, Inc. ...........      692,375
  14,700    BRE Properties, Inc., Class A......      563,745
   5,900    Camden Property Trust..............      272,580
  27,300    Catellus Development Corp. ........      723,723
  16,700    CenterPoint Properties Trust.......      727,786
     900    Duke Realty Corp. .................       29,880
  13,000    Federal Realty Investment Trust....      572,000
   4,700    FelCor Lodging Trust, Inc. *.......       53,157
   1,000    Gables Residential Trust...........       34,150
   5,500    General Growth Properties, Inc. ...      170,500
  12,800    Glimcher Realty Trust..............      311,040
   5,000    Health Care REIT, Inc. ............      176,000
   9,500    Shurgard Storage Centers, Inc.,
              Class A..........................      368,600
  12,100    Summit Properties, Inc. ...........      327,305
   4,800    Sun Communities, Inc. .............      188,112
   2,800    Tanger Factory Outlet Centers,
              Inc. ............................      125,384
  37,300    United Dominion Realty Trust,
              Inc. ............................      739,658
   1,000    Weingarten Realty Investors........       33,010
                                                 -----------
                                                   6,517,902
                                                 -----------

See the accompanying notes to the financial statements.

Financial Statements--Statement of Securities Sold Short continued

Laudus Rosenberg Value Long/Short Equity Fund (Unaudited)

106  Laudus Funds Semi-Annual Report

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            RESTAURANTS, HOTELS & THEATERS - 2.4%
   1,920    Champps Entertainment, Inc. *......  $    17,050
     376    Churchill Downs, Inc. .............       14,720
  11,640    Gaylord Entertainment Co. *........      360,840
  27,500    Krispy Kreme Doughnuts, Inc. *.....      348,150
   1,000    Lakes Entertainment, Inc. *........       10,480
   9,700    P.F. Chang's China Bistro, Inc.
              *................................      470,353
  39,200    Six Flags, Inc. *..................      213,248
  16,429    The Cheesecake Factory, Inc. *.....      713,019
   1,300    Westwood One, Inc. *...............       25,701
                                                 -----------
                                                   2,173,561
                                                 -----------
            RETAIL - 6.2%
  15,400    99 Cents Only Stores *.............      219,142
   1,646    A.C. Moore Arts & Crafts, Inc. *...       40,706
   5,700    AutoZone, Inc. *...................      440,325
  32,400    Carmax, Inc. *.....................      698,220
   2,700    Cost Plus, Inc. *..................       95,526
  12,000    Dillard's, Inc., Class A...........      236,880
  21,400    Dollar Tree Stores, Inc. *.........      576,730
     100    Family Dollar Stores, Inc. ........        2,710
     300    Gaiam, Inc. *......................        1,791
   4,600    Kirkland's, Inc. *.................       43,240
     538    Mothers Work, Inc. *...............        7,801
      50    O'Reilly Automotive, Inc. *........        1,915
   8,200    Pathmark Stores, Inc. *............       39,770
  28,100    Payless ShoeSource, Inc. *.........      284,653
   4,300    PETCO Animal Supplies, Inc. *......      140,438
   4,300    PETsMART, Inc. ....................      122,077
  32,600    Pier 1 Imports, Inc. ..............      589,408
   5,600    Pricesmart, Inc. *.................       41,608
  31,609    Ross Stores, Inc. .................      740,914
  46,900    Saks, Inc. ........................      565,145
  22,600    Tiffany & Co. .....................      694,724
   4,700    Whitehall Jewellers, Inc. *........       37,741
                                                 -----------
                                                   5,621,464
                                                 -----------
            SOAPS & COSMETICS - 0.2%
     600    Katy Industries, Inc. *............        3,192
  21,300    Playtex Products, Inc. *...........      134,190
                                                 -----------
                                                     137,382
                                                 -----------

 SHARES                                             VALUE
------------------------------------------------------------
            COMMON STOCK continued
            SOFTWARE - 6.0%
  19,500    Citrix Systems, Inc. *.............  $   341,640
     300    Digital Insight Corp. *............        4,089
  13,700    DST Systems, Inc. *................      609,239
   1,200    Embarcadero Technologies, Inc. *...       10,152
   8,600    Fair Isaac Corp. ..................      251,120
 115,725    Identix, Inc. *....................      770,729
     597    Integral Systems, Inc. ............       11,647
     900    Manhattan Associates, Inc. *.......       21,978
   6,600    ManTech International Corp., Class
              A *..............................      123,552
  27,800    Mercury Interactive Corp. *........      969,664
  14,425    National Instruments Corp. ........      436,645
   2,600    Netiq Corp. *......................       27,820
  25,000    Reynolds & Reynolds Co., Class A...      616,750
  23,600    SEI Investments Co. ...............      794,848
     400    SM&A *.............................        2,796
  12,600    SupportSoft, Inc. *................      122,724
  24,100    TriZetto Group, Inc. *.............      140,503
   1,800    Unisys Corp. *.....................       18,576
  15,000    VitalWorks, Inc. *.................       55,950
   5,400    WebEx Communications, Inc. *.......      117,828
                                                 -----------
                                                   5,448,250
                                                 -----------
            TEXTILES & APPAREL - 0.5%
   6,003    Columbia Sportswear Co. *..........      327,164
   6,000    Mossimo, Inc. *....................       23,700
   5,000    OshKosh B'Gosh, Inc., Class A......      101,000
                                                 -----------
                                                     451,864
                                                 -----------
            WHOLESALE - 1.6%
  13,600    AmerisourceBergen Corp. ...........      730,456
       9    Henry Schein, Inc. *...............          561
  41,500    Ingram Micro, Inc., Class A *......      668,150
   2,200    Stewart & Stevenson Services,
              Inc. ............................       38,874
     500    Tech Data Corp. *..................       19,275
                                                 -----------
                                                   1,457,316
                                                 -----------
            TOTAL SECURITIES SOLD SHORT
              (PROCEEDS $88,423,965) - 93.0%...  $83,980,544
                                                 ===========

---------------

*  Non-income producing security.

                         See the accompanying notes to the financial statements.

                                            Laudus Funds Semi-Annual Report  107

                      (This page intentionally left blank)

108  Laudus Funds Semi-Annual Report

Financial Statements

Statements of Assets and Liabilities as of 9/30/04

                                              LAUDUS            LAUDUS
                                            ROSENBERG         ROSENBERG           LAUDUS
                                            U.S. LARGE        U.S. LARGE        ROSENBERG
                                          CAPITALIZATION    CAPITALIZATION    U.S. DISCOVERY
                                               FUND          GROWTH FUND           FUND
                                          --------------    --------------    --------------
                                           (Unaudited)       (Unaudited)       (Unaudited)
ASSETS:
Investments, at cost....................   $39,622,330        $6,266,259       $146,599,910
                                           ===========        ==========       ============
Investments, at value(1)................   $44,003,944        $6,499,427       $161,337,685
Deposits with broker and custodian bank
 for securities sold short..............            --                --                 --
Repurchase agreements, at amortized
 cost...................................       387,000            15,104          3,161,000
Cash....................................           668                --                236
Foreign currency, at value(2)...........            --                --                 --
Unrealized gain on foreign currency
 contracts..............................            --                --                 --
Dividends and interest receivable.......        30,745             3,635            173,059
Receivable for capital shares issued....            --                --                 --
Receivable for securities sold short....            --                --                 --
Receivable for investments sold.........       209,100            39,445          1,147,028
Reclaims receivable.....................            --                --                 --
Receivable from Manager.................            --            17,757                 --
Prepaid expenses........................         1,149               201              4,088
                                           -----------        ----------       ------------
 Total Assets...........................    44,632,606         6,575,569        165,823,096
                                           -----------        ----------       ------------
LIABILITIES:
Securities sold short, proceeds.........   $        --        $       --       $         --
                                           ===========        ==========       ============
Securities sold short...................            --                --                 --
Unrealized loss on foreign currency
 contracts..............................            --                --                 --
Payable for investments purchased.......       349,778            15,106          2,668,457
Payable to cover securities sold short..            --                --                 --
Payable for return of collateral
 received for securities loaned.........            --                --                 --
Accrued expenses and other liabilities:
 Manager fees...........................        16,728                --            110,262
 Transfer agent fees....................             3                --                172
 Trustee fees...........................         2,448               355              6,288
 Distribution fees......................           224               368              1,661
 Other accrued expenses.................        19,797                --             75,637
                                           -----------        ----------       ------------
 Total Liabilities......................       388,978            15,829          2,862,477
                                           -----------        ----------       ------------
NET ASSETS..............................   $44,243,628        $6,559,740       $162,960,619
                                           ===========        ==========       ============
NET ASSETS CONSIST OF:
Capital.................................   $39,157,977        $7,416,693       $144,006,825
Undistributed net investment
 income/(loss)..........................       208,031             4,009            226,855
Accumulated net realized gains/(losses)
 on investments.........................       109,006        (1,109,234)           828,164
Net unrealized
 appreciation/(depreciation) on
 investments............................     4,768,614           248,272         17,898,775
                                           -----------        ----------       ------------
NET ASSETS..............................   $44,243,628        $6,559,740       $162,960,619
                                           ===========        ==========       ============
INSTITUTIONAL SHARES:
Net Assets..............................   $43,118,919        $4,804,190       $153,719,046
Shares Outstanding......................     3,989,231           626,209         10,648,417
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $     10.81        $     7.67       $      14.44
                                           ===========        ==========       ============
ADVISER SHARES:
Net Assets..............................   $        --        $       --       $         --
Shares Outstanding......................            --                --                 --
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $        --        $       --       $         --
                                           ===========        ==========       ============
INVESTOR SHARES:
Net Assets..............................   $ 1,124,709        $1,755,550       $  9,241,573
Shares Outstanding......................       103,849           226,804            642,866
Net Asset Value, Offering Price and
 Redemption Price per Share.............   $     10.83        $     7.74       $      14.38
                                           ===========        ==========       ============

(1) Includes securities on loan of $34,314,383 for the Laudus Rosenberg U.S. Small Capitalization Fund.

(2) Foreign currency at cost for Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund was $184,137, $2,760,243 and $11,498, respectively.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Assets and Liabilities continued

                                            Laudus Funds Semi-Annual Report  109

                                                                                  LAUDUS             LAUDUS
                                             LAUDUS                             ROSENBERG          ROSENBERG          LAUDUS
                                           ROSENBERG           LAUDUS         INTERNATIONAL      U.S. LARGE/MID      ROSENBERG
                                           U.S. SMALL         ROSENBERG           SMALL          CAPITALIZATION       GLOBAL
                                         CAPITALIZATION     INTERNATIONAL     CAPITALIZATION       LONG/SHORT       LONG/SHORT
                                              FUND           EQUITY FUND           FUND           EQUITY FUND       EQUITY FUND
                                         --------------     -------------     --------------     --------------     -----------
                                          (Unaudited)        (Unaudited)       (Unaudited)        (Unaudited)       (Unaudited)
ASSETS:
Investments, at cost.................... $1,037,799,080      $11,986,848       $181,711,021       $22,145,246       $17,090,027
                                         ==============      ===========       ============       ===========       ===========
Investments, at value (1)............... $1,259,877,548      $12,856,760       $189,257,909       $23,433,776       $17,686,310
Deposits with broker and custodian bank
 for securities sold short..............         --                   --                 --        22,709,936       16,860,355
Repurchase agreements, at amortized
 cost................................... 12,006,000              940,000         14,762,000         1,678,792       1,961,121
Cash....................................      5,925                  316                549                --             --
Foreign currency, at value (2)..........         --              185,557          2,789,626                --         12,703
Unrealized gain on foreign currency
 contracts..............................         --                   --             33,534                --             --
Dividends and interest receivable.......  1,364,870               30,992            261,994            34,527         26,719
Receivable for capital shares issued....         33                   --                 99                28             --
Receivable for securities sold short....         --                   --                 --           469,642        286,523
Receivable for investments sold.........  9,474,885               57,294          3,686,361           407,704        100,048
Reclaims receivable.....................         --                4,586             59,022                --          5,324
Receivable from Manager.................         --               11,070                 --                --             --
Prepaid expenses........................     33,859                  375             27,682             3,532          2,468
                                         --------------      -----------       ------------       -----------       -----------
 Total Assets........................... 1,282,763,120        14,086,950        210,878,776        48,737,937       36,941,571
                                         --------------      -----------       ------------       -----------       -----------
LIABILITIES:
Securities sold short, proceeds......... $       --          $        --       $         --       $22,343,123       $17,885,778
                                         ==============      ===========       ============       ===========       ===========
Securities sold short...................         --                   --                 --        22,710,171       17,597,962
Unrealized gain on foreign currency
 contracts..............................         --                   11                 --                --            653
Payable for investments purchased....... 12,746,193              179,749         11,510,171            11,390         59,189
Payable to cover securities sold short..         --                   --                 --           679,477        114,343
Payable for return of collateral
 received for securities loaned......... 35,025,379                   --                 --                --             --
ACCRUED EXPENSES AND OTHER LIABILITIES:
 MANAGER FEES...........................    896,976                   --            133,863            13,218         13,151
 TRANSFER AGENT FEES....................         --                  280              1,913               238            186
 TRUSTEE FEES...........................     68,120                  709              8,899             1,538          1,136
 DISTRIBUTION FEES......................     68,244                  738             19,965             1,830          1,213
 OTHER ACCRUED EXPENSES.................  1,432,754               21,553            167,441            39,968         23,912
                                         --------------      -----------       ------------       -----------       -----------
 TOTAL LIABILITIES...................... 50,237,666              203,040         11,842,252        23,457,830       17,811,745
                                         --------------      -----------       ------------       -----------       -----------
NET ASSETS.............................. $1,232,525,454      $13,883,910       $199,036,524       $25,280,107       $19,129,826
                                         ==============      ===========       ============       ===========       ===========
NET ASSETS CONSIST OF:
Capital................................. $854,434,695        $15,330,674       $165,093,815       $27,513,783       $19,621,334
Undistributed net investment
 income/(loss)..........................  2,669,197              111,696          1,010,691           (87,086)      (203,315)
Accumulated net realized gains/(losses)
 on investments, securities sold short
 and foreign currency transactions...... 141,337,094          (3,369,270)        10,622,516        (4,746,864)      (3,135,037)
Net unrealized
 appreciation/(depreciation) on
 investments, securities sold short and
 foreign currency transactions.......... 234,084,468           1,810,810         22,309,502         2,600,274       2,846,844
                                         --------------      -----------       ------------       -----------       -----------
Net Assets.............................. $1,232,525,454      $13,883,910       $199,036,524       $25,280,107       $19,129,826
                                         ==============      ===========       ============       ===========       ===========
INSTITUTIONAL SHARES:
Net Assets.............................. $921,208,555        $ 9,886,683       $ 97,120,480       $16,370,274       $13,243,924
Shares Outstanding...................... 67,613,616            1,173,484          6,900,753         1,531,255       1,184,640
Net Asset Value, Offering Price and
 Redemption Price per Share............. $    13.62          $      8.43       $      14.07       $     10.69       $  11.18
                                         ==============      ===========       ============       ===========       ===========
ADVISER SHARES:
Net Assets.............................. $39,174,588         $        --       $         --       $        --       $     --
Shares Outstanding......................  2,902,325                   --                 --                --             --
Net Asset Value, Offering Price and
 Redemption Price per Share............. $    13.50          $        --       $         --       $        --       $     --
                                         ==============      ===========       ============       ===========       ===========
INVESTOR SHARES:
Net Assets.............................. $272,142,311        $ 3,997,227       $101,916,044       $ 8,909,833       $5,885,902
Shares Outstanding...................... 20,255,529              475,054          7,308,347           830,024        531,452
Net Asset Value, Offering Price and
 Redemption Price per Share............. $    13.44          $      8.41       $      13.95       $     10.73       $  11.08
                                         ==============      ===========       ============       ===========       ===========


                                             LAUDUS
                                           ROSENBERG
                                             VALUE
                                           LONG/SHORT
                                          EQUITY FUND
                                          ------------
                                          (Unaudited)
ASSETS:
Investments, at cost....................  $ 72,973,082
                                          ============
Investments, at value (1)...............  $ 84,117,909
Deposits with broker and custodian bank
 for securities sold short..............    78,478,255
Repurchase agreements, at amortized
 cost...................................    11,609,564
Cash....................................            --
Foreign currency, at value (2)..........            --
Unrealized gain on foreign currency
 contracts..............................            --
Dividends and interest receivable.......       177,868
Receivable for capital shares issued....           155
Receivable for securities sold short....       206,276
Receivable for investments sold.........    11,898,489
Reclaims receivable.....................            --
Receivable from Manager.................            --
Prepaid expenses........................         4,179
                                          ------------
 Total Assets...........................   186,492,695
                                          ------------
LIABILITIES:
Securities sold short, proceeds.........  $ 88,423,965
                                          ============
Securities sold short...................    83,980,544
Unrealized gain on foreign currency
 contracts..............................            --
Payable for investments purchased.......       505,851
Payable to cover securities sold short..    11,316,787
Payable for return of collateral
 received for securities loaned.........            --
ACCRUED EXPENSES AND OTHER LIABILITIES:
 MANAGER FEES...........................       143,902
 TRANSFER AGENT FEES....................         2,139
 TRUSTEE FEES...........................         7,438
 DISTRIBUTION FEES......................         5,152
 OTHER ACCRUED EXPENSES.................       217,777
                                          ------------
 TOTAL LIABILITIES......................    96,179,590
                                          ------------
NET ASSETS..............................  $ 90,313,105
                                          ============
NET ASSETS CONSIST OF:
Capital.................................  $128,817,026
Undistributed net investment
 income/(loss)..........................      (548,230)
Accumulated net realized gains/(losses)
 on investments, securities sold short
 and foreign currency transactions......   (65,153,503)
Net unrealized
 appreciation/(depreciation) on
 investments, securities sold short and
 foreign currency transactions..........    27,197,812
                                          ------------
Net Assets..............................  $ 90,313,105
                                          ============
INSTITUTIONAL SHARES:
Net Assets..............................  $ 65,258,271
Shares Outstanding......................     6,475,263
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      10.08
                                          ============
ADVISER SHARES:
Net Assets..............................  $         --
Shares Outstanding......................            --
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $         --
                                          ============
INVESTOR SHARES:
Net Assets..............................  $ 25,054,834
Shares Outstanding......................     2,506,407
Net Asset Value, Offering Price and
 Redemption Price per Share.............  $      10.00
                                          ============

See the accompanying notes to the financial statements.

110  Laudus Funds Semi-Annual Report

Financial Statements

Statements of Operations for the period ended 9/30/04

                                                                LAUDUS
                                              LAUDUS          ROSENBERG
                                            ROSENBERG         U.S. LARGE          LAUDUS
                                            U.S. LARGE      CAPITALIZATION      ROSENBERG
                                          CAPITALIZATION        GROWTH        U.S. DISCOVERY
                                               FUND              FUND              FUND
                                          --------------    --------------    --------------
                                           (Unaudited)       (Unaudited)       (Unaudited)
INVESTMENT INCOME:
 Dividends(1)...........................    $  361,650        $   34,139       $    989,794
 Interest...............................            88               448              3,102
 Securities lending.....................            --                --                 --
                                            ----------        ----------       ------------
 Total investment income................       361,738            34,587            992,896
                                            ----------        ----------       ------------
EXPENSES:
 Manager fees...........................       163,718            24,036            605,269
 Administration fees....................        13,615             1,997             41,371
 Distribution fees (Investor Shares)....         1,126             1,947              6,399
 Service fees (Adviser Shares)..........            --                --                 --
 Professional fees......................        11,909             4,307             25,261
 Custodian fees.........................        37,899             2,071             67,704
 Fund accounting fees...................        23,995            27,243             24,229
 Transfer agent fees....................         8,326            11,298              9,557
 Trustees' fees.........................         3,868               882              7,467
 Dividend expense for securities sold
 short(1)...............................            --                --                 --
 Other expenses.........................         7,120             1,964             17,923
                                            ----------        ----------       ------------
 Total expenses before
 waivers/reimbursements.................       271,576            75,745            805,180
 Less expenses waived/reimbursed by the
 Manager................................       (54,212)          (41,745)           (31,039)
                                            ----------        ----------       ------------
 Net expenses...........................       217,364            34,000            774,141
                                            ----------        ----------       ------------
 NET INVESTMENT INCOME/(LOSS)...........       144,374               587            218,755
                                            ----------        ----------       ------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
 Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................       378,281          (134,012)        (1,597,145)
 Net realized gains/(losses) on
 securities sold short..................            --                --                 --
 Change in unrealized
 appreciation/(depreciation) on
 investments............................      (952,513)           (7,569)          (720,682)
                                            ----------        ----------       ------------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........      (574,232)         (141,581)        (2,317,827)
                                            ----------        ----------       ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................    $ (429,858)       $ (140,994)      $ (2,099,072)
                                            ==========        ==========       ============

(1 )Net of foreign withholding tax for Laudus Rosenberg International Equity
    Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund of $21,597, $271,516, and $12,212, respectively.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Operations continued

                                            Laudus Funds Semi-Annual Report  111

                                                                                    LAUDUS                LAUDUS
                                             LAUDUS                                ROSENBERG            ROSENBERG
                                           ROSENBERG           LAUDUS            INTERNATIONAL        U.S. LARGE/MID
                                           U.S. SMALL         ROSENBERG              SMALL            CAPITALIZATION
                                         CAPITALIZATION     INTERNATIONAL       CAPITALIZATION          LONG/SHORT
                                              FUND           EQUITY FUND             FUND              EQUITY FUND
                                         --------------     -------------     -------------------     --------------
                                          (Unaudited)        (Unaudited)          (Unaudited)          (Unaudited)
INVESTMENT INCOME:
 Dividends (1).......................... $   9,505,332        $ 171,695           $ 2,030,166           $  190,212
 Interest...............................        20,843              368                 6,937              126,531
 Securities lending.....................       212,283               --                    --                   --
                                         -------------        ---------           -----------           ----------
 Total investment income................     9,738,458          172,063             2,037,103              316,743
                                         -------------        ---------           -----------           ----------
EXPENSES:
 Manager fees...........................     5,490,425           55,089               804,682              134,052
 Administration fees....................       380,647            4,032                49,818                8,389
 Distribution fees (Investor Shares)....       331,914            3,988               109,177               11,151
 Service fees (Adviser Shares)..........        49,993               --                    --                   --
 Professional fees......................       242,552            2,434                36,801                6,218
 Custodian fees.........................       155,522           80,228               261,672                8,629
 Fund accounting fees...................        20,405           44,651                64,989               26,160
 Transfer agent fees....................       191,677            8,161                43,021               12,228
 Trustees' fees.........................        72,352               --                10,230                2,101
 Dividend expense for securities sold
 short 1................................            --               --                    --              223,377
 Other expenses.........................       133,774            1,428                23,560                5,517
                                         -------------        ---------           -----------           ----------
 Total expenses before
 waivers/reimbursements.................     7,069,261          200,011             1,403,950              437,822
 Less expenses waived/reimbursed by the
 Manager................................            --         (107,390)              (73,549)             (33,993)
                                         -------------        ---------           -----------           ----------
 Net expenses...........................     7,069,261           92,621             1,330,401              403,829
                                         -------------        ---------           -----------           ----------
 NET INVESTMENT INCOME/(LOSS)...........     2,669,197           79,442               706,702              (87,086)
                                         -------------        ---------           -----------           ----------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
 Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................    80,021,760          261,790             3,936,714             (810,067)
 Net realized gains/(losses) on
 securities sold short..................            --               --                    --              584,890
 Change in unrealized
 appreciation/(depreciation) on
 investments............................  (101,960,419)        (398,767)           (3,011,355)             (70,387)
                                         -------------        ---------           -----------           ----------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........   (21,938,659)        (136,977)              925,359             (295,564)
                                         -------------        ---------           -----------           ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS............................. $ (19,269,462)       $ (57,535)          $ 1,632,061           $ (382,650)
                                         =============        =========           ===========           ==========

                                            LAUDUS           LAUDUS
                                           ROSENBERG       ROSENBERG
                                            GLOBAL           VALUE
                                          LONG/SHORT       LONG/SHORT
                                            EQUITY           EQUITY
                                             FUND             FUND
                                          -----------     ------------
                                          (Unaudited)     (Unaudited)
INVESTMENT INCOME:
 Dividends (1)..........................  $145,205        $    739,682
 Interest...............................    68,905             491,638
 Securities lending.....................        --                  --
                                          -----------     ------------
 Total investment income................   214,110           1,231,320
                                          -----------     ------------
EXPENSES:
 Manager fees...........................   148,042             879,034
 Administration fees....................     6,172              36,676
 Distribution fees (Investor Shares)....     8,602              31,056
 Service fees (Adviser Shares)..........        --                  --
 Professional fees......................     5,789              24,739
 Custodian fees.........................     8,964              21,421
 Fund accounting fees...................    53,107              28,720
 Transfer agent fees....................    11,555              23,106
 Trustees' fees.........................     1,536               7,583
 Dividend expense for securities sold
 short 1................................   206,400             723,787
 Other expenses.........................     3,251              16,614
                                          -----------     ------------
 Total expenses before
 waivers/reimbursements.................   453,418           1,792,736
 Less expenses waived/reimbursed by the
 Manager................................   (39,037)            (13,186)
                                          -----------     ------------
 Net expenses...........................   414,381           1,779,550
                                          -----------     ------------
 NET INVESTMENT INCOME/(LOSS)...........  (200,271)           (548,230)
                                          -----------     ------------
REALIZED AND UNREALIZED GAINS/(LOSSES)
 ON INVESTMENTS
 Net realized gains/(losses) on
 securities and foreign currency
 transactions...........................   510,689         (11,332,970)
 Net realized gains/(losses) on
 securities sold short..................  (1,269,019)       14,163,108
 Change in unrealized
 appreciation/(depreciation) on
 investments............................   678,763            (435,252)
                                          -----------     ------------
 NET REALIZED AND UNREALIZED
 GAINS/(LOSSES) ON INVESTMENTS..........   (79,567)          2,394,886
                                          -----------     ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS.............................  $(279,838  )    $  1,846,656
                                          ===========     ============

See the accompanying notes to the financial statements.

112  Laudus Funds Semi-Annual Report

Financial Statements
Statements of Changes in Net Assets

                                                 LAUDUS ROSENBERG                   LAUDUS ROSENBERG
                                                    U.S. LARGE                         U.S. LARGE
                                                CAPITALIZATION FUND            CAPITALIZATION GROWTH FUND
                                          -------------------------------    -------------------------------
                                          SIX MONTHS ENDED    YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                           SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,       MARCH 31,
                                                2004             2004              2004             2004
                                          ----------------    -----------    ----------------    -----------
                                            (Unaudited)                        (Unaudited)
OPERATIONS:
 Net investment income/(loss)...........    $   144,374       $192,006          $      587       $    39,506
 Net realized gains/(losses) from
 investments............................        378,281       1,139,080           (134,012)          399,742
 Change in unrealized
 appreciation/(depreciation) from
 investments............................       (952,513)      6,511,687             (7,569)        1,083,100
                                            -----------       -----------       ----------       -----------
 Change in net assets resulting from
 operations.............................       (429,858)      7,842,773           (140,994)        1,522,348
                                            -----------       -----------       ----------       -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................             --       (145,000)                 --           (35,148)
 Adviser Shares.........................             --             --                  --                --
 Investor Shares........................             --             --                  --            (9,852)
                                            -----------       -----------       ----------       -----------
                                                     --       (145,000)                 --           (45,000)
                                            -----------       -----------       ----------       -----------
 Net realized gains on investments
 Institutional Shares...................             --             --                  --                --
 Adviser Shares.........................             --             --                  --                --
 Investor Shares........................             --             --                  --                --
                                            -----------       -----------       ----------       -----------
                                                     --             --                  --                --
                                            -----------       -----------       ----------       -----------
 Change in net assets resulting from
 dividends..............................             --       (145,000)                 --           (45,000)
                                            -----------       -----------       ----------       -----------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................      1,510,007       26,303,426            84,483           640,366
 Adviser Shares.........................             --             --                  --                --
 Investor Shares(1).....................        568,597        935,221             792,667         3,381,507
                                            -----------       -----------       ----------       -----------
                                              2,078,604       27,238,647           877,150         4,021,873
                                            -----------       -----------       ----------       -----------
 Distributions reinvested
 Institutional Shares...................             --        106,059                  --             4,949
 Adviser Shares.........................             --             --                  --                --
 Investor Shares........................             --             --                  --             9,778
                                            -----------       -----------       ----------       -----------
                                                     --        106,059                  --            14,727
                                            -----------       -----------       ----------       -----------
 Value of shares redeemed
 Institutional Shares...................     (2,264,494)      (4,165,958)         (177,824)         (143,935)
 Adviser Shares.........................             --             --                  --                --
 Investor Shares........................        (31,669)      (1,132,001)         (483,728)       (3,172,036)
                                            -----------       -----------       ----------       -----------
                                             (2,296,163)      (5,297,959)         (661,552)       (3,315,971)
                                            -----------       -----------       ----------       -----------
 Change in net assets from capital
 transactions...........................       (217,559)      22,046,747           215,598           720,629
                                            -----------       -----------       ----------       -----------
Change in net assets....................       (647,417)      29,744,520            74,604         2,197,977

NET ASSETS:
 Beginning of period....................     44,891,045       15,146,525         6,485,136         4,287,159
                                            -----------       -----------       ----------       -----------
 End of period..........................    $44,243,628       $44,891,045       $6,559,740       $ 6,485,136
                                            ===========       ===========       ==========       ===========
Undistributed net investment
 income/(loss)..........................    $   208,031       $ 63,657          $    4,009       $     3,422
                                            ===========       ===========       ==========       ===========

(1) For the year ended March 31, 2004, these amounts include $328,770, $1,685,314, $2,661,232, $0, and $144,247, respectively, of net assets transferred from merger of Class A, B, and C.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                            Laudus Funds Semi-Annual Report  113

                                                 LAUDUS ROSENBERG                       LAUDUS ROSENBERG
                                                U.S. DISCOVERY FUND              U.S. SMALL CAPITALIZATION FUND
                                         ---------------------------------     -----------------------------------
                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED       YEAR ENDED
                                          SEPTEMBER 30,        MARCH 31,        SEPTEMBER 30,         MARCH 31,
                                               2004               2004               2004                2004
                                         ----------------     ------------     ----------------     --------------
                                           (Unaudited)                           (Unaudited)
OPERATIONS:
 Net investment income/(loss)...........   $    218,755       $ 272,983         $    2,669,197      $ 3,699,265
 Net realized gains/(losses) from
 investments............................     (1,597,145)      3,757,728             80,021,760      109,687,466
 Change in unrealized
 appreciation/(depreciation)
from investments........................       (720,682)      17,708,984          (101,960,419)     302,417,738
                                           ------------       ------------      --------------      --------------
 Change in net assets resulting from
 operations.............................     (2,099,072)      21,739,695           (19,269,462)     415,804,469
                                           ------------       ------------      --------------      --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME
 Institutional Shares...................             --        (227,632)                    --       (2,738,101)
 Adviser Shares.........................             --              --                     --          (61,018)
 Investor Shares........................             --              --                     --         (366,164)
                                           ------------       ------------      --------------      --------------
                                                     --        (227,632)                    --       (3,165,283)
                                           ------------       ------------      --------------      --------------
NET REALIZED GAINS ON INVESTMENTS
 Institutional Shares...................             --        (657,949)                    --      (12,762,114)
 Adviser Shares.........................             --              --                     --         (648,398)
 Investor Shares........................             --         (27,064)                    --       (3,678,754)
                                           ------------       ------------      --------------      --------------
                                                     --        (685,013)                    --      (17,089,266)
                                           ------------       ------------      --------------      --------------
 Change in net assets resulting from
 dividends..............................             --        (912,645)                    --      (20,254,549)
                                           ------------       ------------      --------------      --------------
CAPITAL TRANSACTIONS:
PROCEEDS FROM SHARES ISSUED
 Institutional Shares...................     63,697,954       64,824,794            67,530,375      295,160,488
 Adviser Shares.........................             --              --              2,262,940       17,905,946
 Investor Shares (1)....................      7,231,361       4,886,800             32,123,362       91,491,056
                                           ------------       ------------      --------------      --------------
                                             70,929,315       69,711,594           101,916,677      404,557,490
                                           ------------       ------------      --------------      --------------
DISTRIBUTIONS REINVESTED
 Institutional Shares...................             --         885,580                     --       14,680,519
 Adviser Shares.........................             --              --                     --          546,416
 Investor Shares........................             --          26,026                     --        3,748,227
                                           ------------       ------------      --------------      --------------
                                                     --         911,606                     --       18,975,162
                                           ------------       ------------      --------------      --------------
COST OF SHARES REDEEMED
 Institutional Shares...................     (5,878,649)      (5,950,504)          (86,329,001)     (140,629,196)
 Adviser Shares.........................             --              --             (6,338,246)     (15,236,682)
 Investor Shares........................       (648,913)      (5,421,878)          (28,269,301)     (41,688,029)
                                           ------------       ------------      --------------      --------------
                                             (6,527,562)      (11,372,382)        (120,936,548)     (197,553,907)
                                           ------------       ------------      --------------      --------------
 Change in net assets from capital
 transactions...........................     64,401,753       59,250,818           (19,019,871)     225,978,745
                                           ------------       ------------      --------------      --------------
Change in net assets....................     62,302,681       80,077,868           (38,289,333)     621,528,665

NET ASSETS:
 Beginning of period....................    100,657,938       20,580,070         1,270,814,787      649,286,122
                                           ------------       ------------      --------------      --------------
 End of period..........................   $162,960,619       $100,657,938      $1,232,525,454      $1,270,814,787
                                           ============       ============      ==============      ==============
Undistributed net investment
 income/(loss)..........................   $    226,855       $   8,100         $    2,669,197      $        --
                                           ============       ============      ==============      ==============

                                                  LAUDUS ROSENBERG
                                             INTERNATIONAL EQUITY FUND
                                          --------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED
                                           SEPTEMBER 30,        MARCH 31,
                                                2004              2004
                                          ----------------     -----------
                                            (Unaudited)
OPERATIONS:
 Net investment income/(loss)...........    $    79,442        $    99,583
 Net realized gains/(losses) from
 investments............................        261,790            596,943
 Change in unrealized
 appreciation/(depreciation)
from investments........................       (398,767)         3,224,167
                                            -----------        -----------
 Change in net assets resulting from
 operations.............................        (57,535)         3,920,693
                                            -----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME
 Institutional Shares...................             --            (95,999)
 Adviser Shares.........................             --                 --
 Investor Shares........................             --            (24,001)
                                            -----------        -----------
                                                     --           (120,000)
                                            -----------        -----------
NET REALIZED GAINS ON INVESTMENTS
 Institutional Shares...................             --                 --
 Adviser Shares.........................             --                 --
 Investor Shares........................             --                 --
                                            -----------        -----------
                                                     --                 --
                                            -----------        -----------
 Change in net assets resulting from
 dividends..............................             --           (120,000)
                                            -----------        -----------
CAPITAL TRANSACTIONS:
PROCEEDS FROM SHARES ISSUED
 Institutional Shares...................      4,057,117          2,839,168
 Adviser Shares.........................             --                 --
 Investor Shares (1)....................      2,172,453          5,527,391
                                            -----------        -----------
                                              6,229,570          8,366,559
                                            -----------        -----------
DISTRIBUTIONS REINVESTED
 Institutional Shares...................             --             12,844
 Adviser Shares.........................             --                 --
 Investor Shares........................             --             24,000
                                            -----------        -----------
                                                     --             36,844
                                            -----------        -----------
COST OF SHARES REDEEMED
 Institutional Shares...................     (4,042,663)        (2,639,311)
 Adviser Shares.........................             --                 --
 Investor Shares........................     (1,040,144)        (3,171,694)
                                            -----------        -----------
                                             (5,082,807)        (5,811,005)
                                            -----------        -----------
 Change in net assets from capital
 transactions...........................      1,146,763          2,592,398
                                            -----------        -----------
Change in net assets....................      1,089,228          6,393,091
NET ASSETS:
 Beginning of period....................     12,794,682          6,401,591
                                            -----------        -----------
 End of period..........................    $13,883,910        $12,794,682
                                            ===========        ===========
Undistributed net investment
 income/(loss)..........................    $   111,696        $    32,254
                                            ===========        ===========

See the accompanying notes to the financial statements.

114  Laudus Funds Semi-Annual Report

Financial Statements
Statements of Changes in Net Assets


                                                  LAUDUS ROSENBERG
                                                INTERNATIONAL SMALL
                                                CAPITALIZATION FUND
                                          --------------------------------
                                          SIX MONTHS ENDED     YEAR ENDED
                                           SEPTEMBER 30,       MARCH 31,
                                                2004              2004
                                          ----------------    ------------
                                            (Unaudited)
OPERATIONS:
 Net investment income/(loss)...........    $    706,702      $    411,266
 Net realized gains/(losses) from
 investments............................       3,936,714        16,047,432
 Change in unrealized
 appreciation/(depreciation)
 from investments.......................      (3,011,355)       27,962,501
                                            ------------      ------------
 Change in net assets resulting from
 operations.............................       1,632,061        44,421,199
                                            ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income
 Institutional Shares...................              --          (375,451)
 Investor Shares........................              --          (419,507)
                                            ------------      ------------
 Change in net assets resulting from
 dividends..............................              --          (794,958)
                                            ------------      ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................      39,797,062        45,655,846
 Investor Shares(1).....................      54,561,073       107,637,853
                                            ------------      ------------
                                              94,358,135       153,293,699
                                            ------------      ------------
 Distributions reinvested
 Institutional Shares...................              --           373,024
 Investor Shares........................              --           392,356
                                            ------------      ------------
                                                      --           765,380
                                            ------------      ------------
 Value of shares redeemed
 Institutional Shares...................     (14,286,069)      (17,488,573)
 Investor Shares........................     (35,828,962)      (64,509,072)
                                            ------------      ------------
                                             (50,115,031)      (81,997,645)
                                            ------------      ------------
 Change in net assets from capital
 transactions...........................      44,243,104        72,061,434
                                            ------------      ------------
Change in net assets....................      45,875,165       115,687,675

NET ASSETS:
 Beginning of period....................     153,161,359        37,473,684
                                            ------------      ------------
 End of period..........................    $199,036,524      $153,161,359
                                            ============      ============
Undistributed net investment
 income/(loss)..........................    $  1,010,691      $    303,989
                                            ============      ============

(1) For the year ended March 31, 2004, these amounts include $675,984, $1,027,288, $877,099 and $3,224,089, respectively, of net assets transferred from merger of Class A, B, and C.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                            Laudus Funds Semi-Annual Report  115

                                                 LAUDUS ROSENBERG
                                           U.S. LARGE/MID CAPITALIZATION               LAUDUS ROSENBERG
                                              LONG/SHORT EQUITY FUND             GLOBAL LONG/SHORT EQUITY FUND
                                         ---------------------------------     ---------------------------------
                                         SIX MONTHS ENDED      YEAR ENDED      SIX MONTHS ENDED      YEAR ENDED
                                          SEPTEMBER 30,        MARCH 31,        SEPTEMBER 30,        MARCH 31,
                                               2004               2004               2004               2004
                                         ----------------     ------------     ----------------     ------------
                                           (Unaudited)                           (Unaudited)
OPERATIONS:
 Net investment income/(loss)...........   $   (87,086)       $(236,828)         $  (200,271)       $(278,630)
 Net realized gains/(losses) from
 investments............................      (225,177)       (2,883,851)           (758,330)        (949,522)
 Change in unrealized
 appreciation/(depreciation)
from investments........................       (70,387)         168,285              678,763           (8,337)
                                           -----------        ------------       -----------        ------------
 Change in net assets resulting from
 operations.............................      (382,650)       (2,952,394)           (279,838)       (1,236,489)
                                           -----------        ------------       -----------        ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME
 Institutional Shares...................            --               --                   --               --
 Investor Shares........................            --               --                   --               --
                                           -----------        ------------       -----------        ------------
 Change in net assets resulting from
 dividends..............................            --               --                   --               --
                                           -----------        ------------       -----------        ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................       874,588        7,920,308            2,033,199          889,684
 Investor Shares (1)....................     2,841,167        13,626,544             937,536        9,802,774
                                           -----------        ------------       -----------        ------------
                                             3,715,755        21,546,852           2,970,735        10,692,458
                                           -----------        ------------       -----------        ------------
DISTRIBUTIONS REINVESTED
 Institutional Shares...................            --               --                   --               --
 Investor Shares........................            --               --                   --               --
                                           -----------        ------------       -----------        ------------
                                                    --               --                   --               --
                                           -----------        ------------       -----------        ------------
COST OF SHARES REDEEMED
 Institutional Shares...................    (4,633,026)       (12,488,156)        (1,177,747)       (1,200,772)
 Investor Shares........................    (2,516,837)       (20,608,921)        (3,444,262)       (10,630,055)
                                           -----------        ------------       -----------        ------------
                                            (7,149,863)       (33,097,077)        (4,622,009)       (11,830,827)
                                           -----------        ------------       -----------        ------------
 Change in net assets from capital
 transactions...........................    (3,434,108)       (11,550,225)        (1,651,274)       (1,138,369)
                                           -----------        ------------       -----------        ------------
Change in net assets....................    (3,816,758)       (14,502,619)        (1,931,112)       (2,374,858)

NET ASSETS:
 Beginning of period....................    29,096,865        43,599,484          21,060,938        23,435,796
                                           -----------        ------------       -----------        ------------
 End of period..........................   $25,280,107        $29,096,865        $19,129,826        $21,060,938
                                           ===========        ============       ===========        ============
Undistributed net investment
 income/(loss)..........................   $   (87,086)       $      --          $  (203,315)       $  (3,044)
                                           ===========        ============       ===========        ============


                                                  LAUDUS ROSENBERG
                                            VALUE LONG/SHORT EQUITY FUND
                                          ---------------------------------
                                          SIX MONTHS ENDED      YEAR ENDED
                                           SEPTEMBER 30,        MARCH 31,
                                                2004               2004
                                          ----------------     ------------
                                            (Unaudited)
OPERATIONS:
 Net investment income/(loss)...........    $   (548,230)      $   (666,158)
 Net realized gains/(losses) from
 investments............................       2,830,138        (15,565,330)
 Change in unrealized
 appreciation/(depreciation)
from investments........................        (435,252)         8,090,528
                                            ------------       ------------
 Change in net assets resulting from
 operations.............................       1,846,656         (8,140,960)
                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
NET INVESTMENT INCOME
 Institutional Shares...................              --                 --
 Investor Shares........................              --                 --
                                            ------------       ------------
 Change in net assets resulting from
 dividends..............................              --                 --
                                            ------------       ------------
CAPITAL TRANSACTIONS:
 Proceeds from shares issued
 Institutional Shares...................      16,567,504         27,701,314
 Investor Shares (1)....................      11,055,597         54,856,336
                                            ------------       ------------
                                              27,623,101         82,557,650
                                            ------------       ------------
DISTRIBUTIONS REINVESTED
 Institutional Shares...................              --                 --
 Investor Shares........................              --                 --
                                            ------------       ------------
                                                      --                 --
                                            ------------       ------------
COST OF SHARES REDEEMED
 Institutional Shares...................     (48,466,237)       (19,401,150)
 Investor Shares........................     (20,312,078)       (60,287,393)
                                            ------------       ------------
                                             (68,778,315)       (79,688,543)
                                            ------------       ------------
 Change in net assets from capital
 transactions...........................     (41,155,214)         2,869,107
                                            ------------       ------------
Change in net assets....................     (39,308,558)        (5,271,853)
NET ASSETS:
 Beginning of period....................     129,621,663        134,893,516
                                            ------------       ------------
 End of period..........................    $ 90,313,105       $129,621,663
                                            ============       ============
Undistributed net investment
 income/(loss)..........................    $   (548,230)      $         --
                                            ============       ============

See the accompanying notes to the financial statements.

116  Laudus Funds Semi-Annual Report

Financial Statements
Statements of Changes in Net Assets continued

                                               LAUDUS ROSENBERG               LAUDUS ROSENBERG
                                           U.S. LARGE CAPITALIZATION      U.S. LARGE CAPITALIZATION
                                                     FUND                        GROWTH FUND
                                          ---------------------------    ---------------------------
                                          PERIOD ENDED     YEAR ENDED    PERIOD ENDED     YEAR ENDED
                                          SEPTEMBER 30,    MARCH 31,     SEPTEMBER 30,    MARCH 31,
                                              2004            2004           2004            2004
                                          -------------    ----------    -------------    ----------
                                           (Unaudited)                    (Unaudited)
SHARES SOLD:
 Institutional..........................     144,114       2,704,343         10,553          84,689
 Adviser................................          --              --             --              --
 Investor(1)............................      53,091          97,056        101,261         464,048
                                            --------       ---------        -------        --------
                                             197,205       2,801,399        111,814         548,737
                                            --------       ---------        -------        --------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................          --          10,287             --             667
 Adviser................................          --              --             --              --
 Investor...............................          --              --             --           1,302
                                            --------       ---------        -------        --------
                                                  --          10,287             --           1,969
                                            --------       ---------        -------        --------
SHARES REDEEMED:
 Institutional..........................    (212,679)       (404,698)       (23,180)        (20,723)
 Adviser................................          --              --             --              --
 Investor...............................      (3,068)       (123,660)       (61,280)       (425,533)
                                            --------       ---------        -------        --------
                                            (215,747)       (528,358)       (84,460)       (446,256)
                                            --------       ---------        -------        --------
NET INCREASE/(DECREASE):
 Institutional..........................     (68,565)      2,309,932        (12,627)         64,633
 Adviser................................          --              --             --              --
 Investor...............................      50,023         (26,604)        39,981          39,817
                                            --------       ---------        -------        --------
                                             (18,542)      2,283,328         27,354         104,450
                                            ========       =========        =======        ========

(1) For the year ended March 31, 2004, these amounts include 32,335, 227,704, 201,796, 0, and 19,321, respectively, of shares transferred from merger of Class A, B, and C.
                         See the accompanying notes to the financial statements.

                                            Laudus Funds Semi-Annual Report  117

Financial Statements--Statements of Changes in Net Assets continued

                                               LAUDUS ROSENBERG                 LAUDUS ROSENBERG
                                                U.S. DISCOVERY              U.S. SMALL CAPITALIZATION
                                                     FUND                             FUND
                                         ----------------------------     -----------------------------
                                         PERIOD ENDED      YEAR ENDED     PERIOD ENDED      YEAR ENDED
                                         SEPTEMBER 30,     MARCH 31,      SEPTEMBER 30,      MARCH 31,
                                             2004             2004            2004             2004
                                         -------------     ----------     -------------     -----------
                                          (Unaudited)                      (Unaudited)
SHARES SOLD:
 Institutional..........................   4,399,237       5,114,634        5,039,437       25,130,029
 Adviser................................          --              --          171,447       1,536,674
 Investor (1)...........................     513,320         377,738        2,440,454       7,824,786
                                           ---------       ---------       ----------       -----------
                                           4,912,557       5,492,372        7,651,338       34,491,489
                                           ---------       ---------       ----------       -----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................          --          66,039               --       1,164,197
 Adviser................................          --              --               --         43,643
 Investor...............................          --           1,945               --        300,580
                                           ---------       ---------       ----------       -----------
                                                  --          67,984               --       1,508,420
                                           ---------       ---------       ----------       -----------
SHARES REDEEMED:
 Institutional..........................    (419,660)       (457,469)      (6,481,426)      (11,491,635)
 Adviser................................          --              --         (483,302)      (1,280,895)
 Investor...............................     (46,517)       (413,423)      (2,147,086)      (3,509,136)
                                           ---------       ---------       ----------       -----------
                                            (466,177)       (870,892)      (9,111,814)      (16,281,666)
                                           ---------       ---------       ----------       -----------
NET INCREASE/(DECREASE):
 Institutional..........................   3,979,577       4,723,204       (1,441,989)      14,802,591
 Adviser................................          --              --         (311,855)       299,422
 Investor...............................     466,803         (33,740)         293,368       4,616,230
                                           ---------       ---------       ----------       -----------
                                           4,446,380       4,689,464       (1,460,476)      19,718,243
                                           =========       =========       ==========       ===========

                                                LAUDUS ROSENBERG
                                              INTERNATIONAL EQUITY
                                                      FUND
                                          ----------------------------
                                          PERIOD ENDED      YEAR ENDED
                                          SEPTEMBER 30,     MARCH 31,
                                              2004             2004
                                          -------------     ----------
                                           (Unaudited)
SHARES SOLD:
 Institutional..........................     481,380          419,994
 Adviser................................          --               --
 Investor (1)...........................     260,990          766,676
                                            --------        ---------
                                             742,370        1,186,670
                                            --------        ---------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................          --            1,675
 Adviser................................          --               --
 Investor...............................          --            3,121
                                            --------        ---------
                                                  --            4,796
                                            --------        ---------
SHARES REDEEMED:
 Institutional..........................    (479,593)        (395,366)
 Adviser................................          --               --
 Investor...............................    (126,250)        (435,588)
                                            --------        ---------
                                            (605,843)        (830,954)
                                            --------        ---------
NET INCREASE/(DECREASE):
 Institutional..........................       1,787           26,303
 Adviser................................          --               --
 Investor...............................     134,740          334,209
                                            --------        ---------
                                             136,527          360,512
                                            ========        =========

See the accompanying notes to the financial statements.

118  Laudus Funds Semi-Annual Report

Financial Statements
Statements of Changes in Net Assets continued

                                               LAUDUS ROSENBERG
                                              INTERNATIONAL SMALL
                                              CAPITALIZATION FUND
                                          ---------------------------
                                          PERIOD ENDED     YEAR ENDED
                                          SEPTEMBER 30,    MARCH 31,
                                              2004            2004
                                          -------------    ----------
                                           (Unaudited)
SHARES SOLD:
 Institutional..........................    2,893,861       3,917,771
 Investor(1)............................    4,012,130       9,217,902
                                           ----------      ----------
                                            6,905,991      13,135,673
                                           ----------      ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................           --          30,576
 Investor...............................           --          32,372
                                           ----------      ----------
                                                   --          62,948
                                           ----------      ----------
SHARES REDEEMED:
 Institutional..........................   (1,040,453)     (1,496,471)
 Investor...............................   (2,687,563)     (5,414,467)
                                           ----------      ----------
                                           (3,728,016)     (6,910,938)
                                           ----------      ----------
NET INCREASE/(DECREASE):
 Institutional..........................    1,853,408       2,451,876
 Investor...............................    1,324,567       3,835,807
                                           ----------      ----------
                                            3,177,975       6,287,683
                                           ==========      ==========

(1) For the year ended March 31, 2004, these amounts include 57,790, 96,158, 78,457 and 330,032, respectively, of shares transferred from merger of Class A, B, and C.
                         See the accompanying notes to the financial statements.

Financial Statements--Statements of Changes in Net Assets continued

                                            Laudus Funds Semi-Annual Report  119

                                                LAUDUS ROSENBERG                  LAUDUS ROSENBERG
                                         U.S. LARGE/MID CAPITALIZATION           GLOBAL LONG/SHORT
                                             LONG/SHORT EQUITY FUND                 EQUITY FUND
                                         ------------------------------     ----------------------------
                                          PERIOD ENDED      YEAR ENDED      PERIOD ENDED      YEAR ENDED
                                         SEPTEMBER 30,       MARCH 31,      SEPTEMBER 30,     MARCH 31,
                                              2004             2004             2004             2004
                                         --------------     -----------     -------------     ----------
                                          (Unaudited)                        (Unaudited)
SHARES SOLD:
 Institutional..........................      82,788           728,022         182,976         78,942
 Investor (1)...........................     267,596         1,235,350          85,204        872,153
                                            --------        ----------        --------        ----------
                                             350,384         1,963,372         268,180        951,095
                                            --------        ----------        --------        ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................          --                --              --             --
 Investor...............................          --                --              --             --
                                            --------        ----------        --------        ----------
                                                  --                --              --             --
                                            --------        ----------        --------        ----------
SHARES REDEEMED:
 Institutional..........................    (440,457)       (1,162,243)       (106,937)       (107,341)
 Investor...............................    (237,780)       (1,888,520)       (314,709)       (953,173)
                                            --------        ----------        --------        ----------
                                            (678,237)       (3,050,763)       (421,646)       (1,060,514)
                                            --------        ----------        --------        ----------
NET INCREASE/(DECREASE):
 Institutional..........................    (357,669)         (434,221)         76,039        (28,399)
 Investor...............................      29,816          (653,170)       (229,505)       (81,020)
                                            --------        ----------        --------        ----------
                                            (327,853)       (1,087,391)       (153,466)       (109,419)
                                            ========        ==========        ========        ==========

                                                LAUDUS ROSENBERG
                                                VALUE LONG/SHORT
                                                  EQUITY FUND
                                          ----------------------------
                                          PERIOD ENDED      YEAR ENDED
                                          SEPTEMBER 30,     MARCH 31,
                                              2004             2004
                                          -------------     ----------
                                           (Unaudited)
SHARES SOLD:
 Institutional..........................    1,676,446        2,834,103
 Investor (1)...........................    1,124,894        5,601,695
                                           ----------       ----------
                                            2,801,340        8,435,798
                                           ----------       ----------
ISSUED UPON REINVESTMENT OF
 DISTRIBUTIONS:
 Institutional..........................           --               --
 Investor...............................           --               --
                                           ----------       ----------
                                                   --               --
                                           ----------       ----------
SHARES REDEEMED:
 Institutional..........................   (4,876,259)      (1,975,481)
 Investor...............................   (2,093,547)      (6,205,118)
                                           ----------       ----------
                                           (6,969,806)      (8,180,599)
                                           ----------       ----------
NET INCREASE/(DECREASE):
 Institutional..........................   (3,199,813)         858,622
 Investor...............................     (968,653)        (603,423)
                                           ----------       ----------
                                           (4,168,466)         255,199
                                           ==========       ==========

See the accompanying notes to the financial statements.

120  Laudus Funds Semi-Annual Report

Financial Statements

Financial Highlights as of 9/30/04


                                                      INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                           -------------------------------------------   ------------------------
                                                            NET REALIZED                                  NET
                               NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                VALUE,          NET            GAINS           FROM         NET          GAINS
                               BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON            TOTAL
                               OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS     DIVIDENDS
                               ---------   -------------   --------------   ----------   ----------   -----------   -------------
INSTITUTIONAL SHARES

U.S. LARGE CAPITALIZATION
 FUND
For the Period Ended
 September 30, 2004*.........   $10.92        $ 0.04(6)        $(0.15)        $(0.11)      $   --       $   --         $   --
For the Year Ended March 31,
 2004........................     8.28          0.06(6)          2.62           2.68        (0.04)          --          (0.04)
June 19, 2002 to March 31,
 2003 (1)....................    10.00          0.05(6)         (1.73)         (1.68)       (0.04)          --          (0.04)
U.S. LARGE CAPITALIZATION
 GROWTH FUND
For the Period Ended
 September 30, 2004*.........     7.84            --(6),(7)      (0.17)        (0.17)          --           --             --
For the Year Ended March 31,
 2004........................     5.95          0.06(6)          1.89           1.95        (0.06)          --          (0.06)
For the Year Ended March 31,
 2003........................     7.77          0.07(6)         (1.83)         (1.76)       (0.06)          --          (0.06)
For the Year Ended March 31,
 2002........................     7.70          0.06             0.07           0.13        (0.06)          --          (0.06)
June 7, 2000 to March 31,
 2001 (1)....................    10.00          0.04            (2.31)         (2.27)       (0.03)          --          (0.03)
U.S. DISCOVERY FUND
For the Period Ended
 September 30, 2004*.........    14.71          0.02(6)         (0.29)         (0.27)          --           --             --
For the Year Ended March 31,
 2004........................     9.55          0.06(6)          5.26           5.32        (0.04)       (0.12)         (0.16)
For the Year Ended March 31,
 2003........................    11.10          0.04(6)         (1.57)         (1.53)       (0.02)          --          (0.02)
September 4, 2001 to March
 31, 2002 (1)................    10.00          0.02             1.10           1.12        (0.02)          --          (0.02)
U.S. SMALL CAPITALIZATION
 FUND
For the Period Ended
 September 30, 2004*.........    13.82          0.03(6)         (0.23)         (0.20)          --           --             --
For the Year Ended March 31,
 2004........................     8.98          0.05             5.03           5.08        (0.04)       (0.20)         (0.24)
For the Year Ended March 31,
 2003........................    11.18          0.03(6)         (1.93)         (1.90)       (0.03)       (0.27)         (0.30)
For the Year Ended March 31,
 2002........................     9.57          0.03(6)          2.17           2.20        (0.04)       (0.55)         (0.59)
For the Year Ended March 31,
 2001........................    10.06          0.03(6)         (0.16)         (0.13)       (0.03)       (0.33)         (0.36)
For the Year Ended March 31,
 2000........................     7.66            --             2.40           2.40           --(7)        --             --
INTERNATIONAL EQUITY FUND
For the Period Ended
 September 30, 2004*.........     8.46          0.06(6)         (0.09)         (0.03)          --           --             --
For the Year Ended March 31,
 2004........................     5.56          0.08(6)          2.90           2.98        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     7.09          0.08(6)         (1.55)         (1.47)       (0.07)          --          (0.07)
For the Year Ended March 31,
 2002........................     8.14          0.07(6)         (0.76)         (0.69)       (0.36)          --          (0.36)
June 7, 2000 to March 31,
 2001 (1)....................    10.00          0.28            (2.14)         (1.86)          --           --             --
INTERNATIONAL SMALL
 CAPITALIZATION FUND
For the Period Ended
 September 30, 2004*.........    13.94          0.07(6)          0.06           0.13           --           --             --
For the Year Ended March 31,
 2004........................     7.92          0.07(6)          6.04           6.11        (0.09)          --          (0.09)
For the Year Ended March 31,
 2003........................     8.48          0.09(6)         (0.56)         (0.47)       (0.11)          --          (0.11)
For the Year Ended March 31,
 2002........................     9.13          0.15(6)         (0.61)         (0.46)       (0.19)          --(7)       (0.19)
For the Year Ended March 31,
 2001........................    11.81          0.11            (1.28)         (1.17)       (0.16)       (1.35)         (1.51)
For the Year Ended March 31,
 2000........................     9.11          0.15             2.74           2.89        (0.19)          --          (0.19)
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
For the Period Ended
 September 30, 2004*.........    10.80         (0.03)(6)        (0.08)         (0.11)          --           --             --
For the Year Ended March 31,
 2004........................    11.51         (0.06)(6)        (0.65)         (0.71)          --           --             --
For the Year Ended March 31,
 2003........................    10.22            --(6),(7)       1.31          1.31        (0.03)          --          (0.03)
For the Year Ended March 31,
 2002........................     9.61          0.18(6)          0.69           0.87        (0.26)          --          (0.26)
For the Year Ended March 31,
 2001........................    11.05          0.53(6)         (1.12)         (0.59)       (0.85)          --          (0.85)
For the Year Ended March 31,
 2000........................    10.46          0.44             0.57           1.01        (0.42)          --          (0.42)
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended
 September 30, 2004*.........    11.30         (0.10)(6)        (0.02)         (0.12)          --           --             --
For the Year Ended March 31,
 2004........................    11.87         (0.12)(6)        (0.45)         (0.57)          --           --             --
For the Year Ended March 31,
 2003........................    10.15         (0.03)(6)         1.73           1.70           --           --             --
For the Year Ended March 31,
 2002........................     9.43          0.16             0.96           1.12        (0.40)          --          (0.40)
September 29, 2000 to March
 31, 2001 (1)................    10.00          0.22            (0.58)         (0.36)       (0.11)       (0.10)         (0.21)
VALUE LONG/SHORT EQUITY FUND
For the Period Ended
 September 30, 2004*.........     9.87         (0.04)(6)         0.25           0.21           --           --             --
For the Year Ended March 31,
 2004........................    10.48         (0.05)(6)        (0.56)         (0.61)          --           --             --
For the Year Ended March 31,
 2003........................     8.96         (0.02)(6)         1.54           1.52           --           --             --
For the Year Ended March 31,
 2002........................     8.11          0.13(6)          0.94           1.07        (0.22)          --          (0.22)
For the Year Ended March 31,
 2001........................     7.42          0.34(6)          0.78           1.12        (0.43)          --          (0.43)
For the Year Ended March 31,
 2000........................     8.99          0.34            (1.58)         (1.24)       (0.33)          --          (0.33)

---------------

*  Unaudited.

(1) From commencement of operations.

(2) Not annualized for periods less than one year.

(3) Annualized for periods less than one year.

(4) Includes dividend expense.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Calculated based on the average shares outstanding during the period.

(7) Amount less than $0.005.

                         See the accompanying notes to the financial statements.

Financial Statements--Financial Highlights continued

                                            Laudus Funds Semi-Annual Report  121

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                  -----------------------------
                                                                                     NET       NET INVESTMENT
                                                       NET ASSET                   ASSETS,      INCOME/(LOSS)
                                                        VALUE,                     END OF          NET OF
                                         REDEMPTION     END OF         TOTAL       PERIOD         WAIVERS/
                                            FEES        PERIOD       RETURN(2)     (000'S)    REIMBURSEMENTS(3)
                                         ----------   -----------   -----------   ---------   -----------------
INSTITUTIONAL SHARES

U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................  $     --      $10.81         (1.01)%     $43,119           0.67%
For the Year Ended March 31, 2004.......        --(7)    10.92         32.33        44,301           0.62
June (1)9, 2002 to March 31, 2003 (1)...        --        8.28        (16.78)       14,479           0.80
U.S. LARGE CAPITALIZATION GROWTH FUND
For the Period Ended September 30,
 2004*..................................        --(7)     7.67         (2.17)        4,804           0.09
For the Year Ended March 31, 2004.......        --(7)     7.84         32.84         5,006           0.80
For the Year Ended March 31, 2003.......        --        5.95        (22.68)        3,418           1.03
For the Year Ended March 31, 2002.......        --        7.77          1.69         4,297           0.76
June 7, 2000 to March 31, 2001 (1)......        --        7.70        (22.71)        3,910           0.59
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2004*..................................        --(7)    14.44         (1.84)      153,719           0.34
For the Year Ended March 31, 2004.......        --(7)    14.71         55.90        98,077           0.49
For the Year Ended March 31, 2003.......        --        9.55        (13.83)       18,589           0.38
September 4, 2001 to March 31, 2002
 (1)....................................        --       11.10         11.25         2,980           0.38
U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................        --(7)    13.62         (1.45)      921,209           0.52
For the Year Ended March 31, 2004.......        --(7)    13.82         56.83       954,275           0.45
For the Year Ended March 31, 2003.......        --        8.98        (17.10)      487,020           0.33
For the Year Ended March 31, 2002.......        --       11.18         23.92       482,205           0.33
For the Year Ended March 31, 2001.......        --        9.57         (1.26)      408,148           0.26
For the Year Ended March 31, 2000.......        --       10.06         31.36       447,879           0.02
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2004*..................................        --        8.43         (0.35)        9,887           1.34
For the Year Ended March 31, 2004.......      0.01        8.46         53.81         9,914           1.12
For the Year Ended March 31, 2003.......      0.01        5.56        (20.66)        6,368           1.24
For the Year Ended March 31, 2002.......        --        7.09         (8.36)        7,882           0.94
June 7, 2000 to March 31, 2001 (1)......        --        8.14        (18.50)        9,071           4.20
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................        --(7)    14.07          0.93        97,120           1.00
For the Year Ended March 31, 2004.......        --(7)    13.94         77.37        70,382           0.65
For the Year Ended March 31, 2003.......      0.02        7.92         (5.36)       20,562           1.09
For the Year Ended March 31, 2002.......        --        8.48         (4.80)       28,027           1.71
For the Year Ended March 31, 2001.......        --        9.13        (10.78)       41,951           0.99
For the Year Ended March 31, 2000.......        --       11.81         32.04        44,628           1.43
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT EQUITY
FUND
For the Period Ended September 30,
 2004*..................................        --(7)    10.69         (1.02)       16,370          (0.55)
For the Year Ended March 31, 2004.......        --(7)    10.80         (6.17)       20,404          (0.57)
For the Year Ended March 31, 2003.......      0.01       11.51         12.90        26,736           0.01
For the Year Ended March 31, 2002.......        --       10.22          9.20        10,037           1.87
For the Year Ended March 31, 2001.......        --        9.61         (4.79)       11,855           5.19
For the Year Ended March 31, 2000.......        --       11.05          9.82        27,835           3.99
GLOBAL LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................        --(7)    11.18         (1.06)       13,244          (1.89)
For the Year Ended March 31, 2004.......        --(7)    11.30         (4.80)       12,527          (1.11)
For the Year Ended March 31, 2003.......      0.02       11.87         16.95        13,491          (0.28)
For the Year Ended March 31, 2002.......        --       10.15         12.21        10,514           1.67
September 29, 2000 to March 31, 2001
 (1)....................................        --        9.43         (3.56)       14,924           4.59
VALUE LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................        --(7)    10.08          2.13        65,258          (0.87)
For the Year Ended March 31, 2004.......        --(7)     9.87         (5.82)       95,541          (0.46)
For the Year Ended March 31, 2003.......        --       10.48         16.96        92,356          (0.15)
For the Year Ended March 31, 2002.......        --        8.96         13.53        69,629           1.61
For the Year Ended March 31, 2001.......        --        8.11         15.96        61,923           4.56
For the Year Ended March 31, 2000.......        --        7.42        (14.13)       74,401           2.82

                                                                    RATIOS/SUPPLEMENTAL DATA
                                          -----------------------------------------------------------------------------
                                                                                              EXPENSES
                                                EXPENSES                EXPENSES             (EXCLUDING
                                                 BEFORE                  NET OF           DIVIDEND EXPENSE)   PORTFOLIO
                                                WAIVERS/                WAIVERS/           NET OF WAIVERS/    TURNOVER
                                          REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3)    RATE(5)
                                          ---------------------   ---------------------   -----------------   ---------
INSTITUTIONAL SHARES
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................           1.24%                  0.99%                 0.99%           59.75%
For the Year Ended March 31, 2004.......           1.47                   1.00                  1.00           141.50
June (1)9, 2002 to March 31, 2003 (1)...           2.73                   0.99                  0.99           100.79
U.S. LARGE CAPITALIZATION GROWTH FUND
For the Period Ended September 30,
 2004*..................................           2.29                   0.99                  0.99            43.11
For the Year Ended March 31, 2004.......           2.59                   0.80                  0.80           177.43
For the Year Ended March 31, 2003.......           4.55                   0.75                  0.75            68.73
For the Year Ended March 31, 2002.......           3.81                   0.75                  0.75           111.54
June 7, 2000 to March 31, 2001 (1)......           2.90                   0.75                  0.75            88.81
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2004*..................................           1.19                   1.14                  1.14            39.56
For the Year Ended March 31, 2004.......           1.46                   1.14                  1.14            93.08
For the Year Ended March 31, 2003.......           3.71                   1.15                  1.15            98.65
September 4, 2001 to March 31, 2002
 (1)....................................           9.02                   1.15                  1.15            78.02
U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................           1.08                   1.08                  1.08            39.49
For the Year Ended March 31, 2004.......           1.11                   1.13                  1.13            75.65
For the Year Ended March 31, 2003.......           1.29                   1.15                  1.15            70.83
For the Year Ended March 31, 2002.......           1.29                   1.15                  1.15           101.08
For the Year Ended March 31, 2001.......           1.25                   1.15                  1.15           128.79
For the Year Ended March 31, 2000.......           1.23                   1.15                  1.15           141.78
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2004*..................................           3.00                   1.34                  1.34            26.04
For the Year Ended March 31, 2004.......           4.32                   1.35                  1.35           107.02
For the Year Ended March 31, 2003.......           5.30                   1.35                  1.35           138.85
For the Year Ended March 31, 2002.......           4.13                   1.35                  1.35           132.84
June 7, 2000 to March 31, 2001 (1)......           3.48                   1.35                  1.35            86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................           1.58                   1.49                  1.49            49.98
For the Year Ended March 31, 2004.......           1.94                   1.47                  1.47           102.50
For the Year Ended March 31, 2003.......           2.60                   1.50                  1.50           129.34
For the Year Ended March 31, 2002.......           2.24                   1.50                  1.50           147.52
For the Year Ended March 31, 2001.......           1.93                   1.50                  1.50           148.53
For the Year Ended March 31, 2000.......           1.96                   1.50                  1.50           148.72
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT EQUITY
FUND
For the Period Ended September 30,
 2004*..................................           3.16                   2.91                  1.24            87.25
For the Year Ended March 31, 2004.......           3.22                   2.82                  1.25           189.35
For the Year Ended March 31, 2003.......           3.59                   2.67                  1.25           185.66
For the Year Ended March 31, 2002.......           2.84                   1.95                  1.25           313.22
For the Year Ended March 31, 2001.......           2.67                   2.12                  1.25           399.02
For the Year Ended March 31, 2000.......           2.81                   2.27                  1.25           368.26
GLOBAL LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................           3.24                   2.84                  1.99            76.02
For the Year Ended March 31, 2004.......           3.57                   2.78                  1.81           175.85
For the Year Ended March 31, 2003.......           4.04                   2.50                  1.50           189.09
For the Year Ended March 31, 2002.......           3.19                   1.93                  1.50           231.34
September 29, 2000 to March 31, 2001
 (1)....................................           3.19                   2.15                  1.50           216.10
VALUE LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................           3.01                   2.97                  1.74            39.17
For the Year Ended March 31, 2004.......           2.88                   2.77                  1.75            76.36
For the Year Ended March 31, 2003.......           2.72                   2.42                  1.74           209.95
For the Year Ended March 31, 2002.......           2.49                   2.18                  1.75           126.45
For the Year Ended March 31, 2001.......           3.05                   2.72                  1.84           129.80
For the Year Ended March 31, 2000.......           3.40                   3.04                  2.00           139.22

See the accompanying notes to the financial statements.

122  Laudus Funds Semi-Annual Report

Financial Statements

Financial Highlights as of 9/30/04


                                                      INVESTMENT ACTIVITIES                LESS DIVIDENDS FROM
                                           -------------------------------------------   ------------------------
                                                            NET REALIZED                                  NET
                               NET ASSET                   AND UNREALIZED     TOTAL                    REALIZED
                                VALUE,          NET            GAINS           FROM         NET          GAINS
                               BEGINNING    INVESTMENT      (LOSSES) ON     INVESTMENT   INVESTMENT       ON            TOTAL
                               OF PERIOD   INCOME/(LOSS)    INVESTMENTS     ACTIVITIES     INCOME     INVESTMENTS     DIVIDENDS
                               ---------   -------------   --------------   ----------   ----------   -----------   -------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION
 FUND
For the Period Ended
 September 30, 2004*.........   $13.71        $ 0.02(6)        $(0.23)        $(0.21)      $   --       $   --         $   --
For the Year Ended March 31,
 2004........................     8.91          0.02             5.00           5.02        (0.02)       (0.20)         (0.22)
For the Year Ended March 31,
 2003........................    11.12          0.01(6)         (1.93)         (1.92)       (0.02)       (0.27)         (0.29)
For the Year Ended March 31,
 2002........................     9.53            --(6)          2.17           2.17        (0.03)       (0.55)         (0.58)
For the Year Ended March 31,
 2001........................    10.02          0.01(6)         (0.16)         (0.15)       (0.01)       (0.33)         (0.34)
For the Year Ended March 31,
 2000........................     7.65            --             2.37           2.37           --(7)        --             --

INVESTOR SHARES

U.S. LARGE CAPITALIZATION
 FUND
For the Period Ended
 September 30, 2004*.........    10.96          0.02(6)         (0.15)         (0.13)          --           --             --
For the Year Ended March 31,
 2004........................     8.31          0.02(6)          2.63           2.65           --           --             --
July 31, 2002 to March 31,
 2003 (1)....................     8.88          0.05(6)         (0.62)         (0.57)          --           --             --
U.S. LARGE CAPITALIZATION
 GROWTH FUND
For the Period Ended
 September 30, 2004*.........     7.92         (0.01)(6)        (0.17)         (0.18)          --           --             --
August 15, 2003 to March 31,
 2004 (1)....................     6.95          0.09(6)          0.92           1.01        (0.04)          --          (0.04)
U.S. DISCOVERY FUND
For the Period Ended                              --(6),
 September 30, 2004*.........    14.66              (7)         (0.28)         (0.28)          --           --             --
For the Year Ended March 31,
 2004........................     9.53          0.01(6)          5.24           5.25           --        (0.12)         (0.12)
For the Year Ended March 31,
 2003........................    11.08          0.02(6)         (1.57)         (1.55)          --           --             --
October 3, 2001 to March 31,
 2002 (1)....................     9.38            --             1.72           1.72        (0.02)          --          (0.02)
U.S. SMALL CAPITALIZATION
 FUND
For the Period Ended
 September 30, 2004*.........    13.65          0.02(6)         (0.23)         (0.21)          --           --             --
For the Year Ended March 31,
 2004........................     8.88          0.01             4.98           4.99        (0.02)       (0.20)         (0.22)
For the Year Ended March 31,
 2003........................    11.08            --(6),(7)      (1.92)        (1.92)       (0.01)       (0.27)         (0.28)
For the Year Ended March 31,
 2002........................     9.50            --(6)          2.15           2.15        (0.02)       (0.55)         (0.57)
For the Year Ended March 31,
 2001........................    10.00         (0.01)(6)        (0.14)         (0.15)       (0.02)       (0.33)         (0.35)
For the Year Ended March 31,
 2000........................     7.63            --             2.37           2.37           --           --             --
INTERNATIONAL EQUITY FUND
For the Period Ended
 September 30, 2004*.........     8.47          0.04(6)         (0.10)         (0.06)          --           --             --
For the Year Ended March 31,
 2004........................     5.57          0.03(6)          2.95           2.98        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     7.05          0.07(6)         (1.54)         (1.47)       (0.02)          --          (0.02)
For the Year Ended March 31,
 2002........................     8.13          0.05(6)         (0.78)         (0.73)       (0.35)          --          (0.35)
December 5, 2000 to March 31,
 2001 (1)....................     8.98          0.27            (1.12)         (0.85)          --           --             --
INTERNATIONAL SMALL
 CAPITALIZATION FUND
For the Period Ended
 September 30, 2004*.........    13.83          0.05(6)          0.07           0.12           --           --             --
For the Year Ended March 31,
 2004........................     7.87          0.03(6)          6.01           6.04        (0.08)          --          (0.08)
For the Year Ended March 31,
 2003........................     8.43          0.08(6)         (0.57)         (0.49)       (0.09)          --          (0.09)
For the Year Ended March 31,
 2002........................     9.09          0.07(6)         (0.55)         (0.48)       (0.18)          --(7)       (0.18)
For the Year Ended March 31,
 2001........................    11.77          0.08            (1.29)         (1.21)       (0.12)       (1.35)         (1.47)
For the Year Ended March 31,
 2000........................     9.10          0.13             2.71           2.84        (0.17)          --          (0.17)
U.S. LARGE/MID CAPITALIZATION
 LONG/SHORT EQUITY FUND
For the Period Ended
 September 30, 2004*.........    10.86         (0.04)(6)        (0.09)         (0.13)          --           --             --
For the Year Ended March 31,
 2004........................    11.61         (0.10)(6)        (0.65)         (0.75)          --           --             --
For the Year Ended March 31,
 2003........................    10.34         (0.05)(6)         1.33           1.28        (0.02)          --          (0.02)
For the Year Ended March 31,
 2002........................     9.73          0.10(6)          0.76           0.86        (0.25)          --          (0.25)
For the Year Ended March 31,
 2001........................    10.99          0.50(6)         (1.10)         (0.60)       (0.66)          --          (0.66)
For the Year Ended March 31,
 2000........................    10.43          0.43             0.53           0.96        (0.40)          --          (0.40)
GLOBAL LONG/SHORT EQUITY FUND
For the Period Ended
 September 30, 2004*.........    11.21         (0.13)(6)           --(7)       (0.13)          --           --             --
For the Year Ended March 31,
 2004........................    11.81         (0.17)(6)        (0.43)         (0.60)          --           --             --
For the Year Ended March 31,
 2003........................    10.13         (0.09)(6)         1.75           1.66           --           --             --
August 23, 2001 to March 31,
 2002 (1)....................    10.19          0.01(6)          0.32           0.33        (0.39)          --          (0.39)
VALUE LONG/SHORT EQUITY FUND
For the Period Ended
 September 30, 2004*.........     9.81         (0.06)(6)         0.25           0.19           --           --             --
For the Year Ended March 31,
 2004........................    10.43         (0.09)(6)        (0.53)         (0.62)          --           --             --
For the Year Ended March 31,
 2003........................     8.95         (0.05)(6)         1.53           1.48           --           --             --
For the Year Ended March 31,
 2002........................     8.10          0.09(6)          0.96           1.05        (0.20)          --          (0.20)
For the Year Ended March 31,
 2001........................     7.41          0.31(6)          0.78           1.09        (0.40)          --          (0.40)
For the Year Ended March 31,
 2000........................     8.98          0.32            (1.59)         (1.27)       (0.30)          --          (0.30)

---------------

*  Unaudited.

(1) From commencement of operations.

(2) Not annualized for periods less than one year.

(3) Annualized for periods less than one year.

(4) Includes dividend expense.

(5) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

(6) Calculated based on the average shares outstanding during the period.

(7) Amount less than $0.005.

                         See the accompanying notes to the financial statements.

Financial Statements--Financial Highlights continued

                                            Laudus Funds Semi-Annual Report  123

                                                                                    RATIOS/SUPPLEMENTAL DATA
                                                                                  -----------------------------
                                                                                     NET       NET INVESTMENT
                                                       NET ASSET                   ASSETS,      INCOME/(LOSS)
                                                        VALUE,                     END OF          NET OF
                                         REDEMPTION     END OF         TOTAL       PERIOD         WAIVERS/
                                            FEES        PERIOD       RETURN(2)     (000'S)    REIMBURSEMENTS(3)
                                         ----------   -----------   -----------   ---------   -----------------
ADVISER SHARES

U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................  $     --(7)   $13.50         (1.53)%     $39,175           0.27%
For the Year Ended March 31, 2004.......        --(7)    13.71         56.53        44,059           0.19
For the Year Ended March 31, 2003.......        --        8.91        (17.35)       25,973           0.07
For the Year Ended March 31, 2002.......        --       11.12         23.61        17,695           0.05
For the Year Ended March 31, 2001.......        --        9.53         (1.43)        8,137           0.07
For the Year Ended March 31, 2000.......        --       10.02         31.00         7,884          (0.16)

INVESTOR SHARES

U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................        --       10.83         (1.19)        1,125           0.36
For the Year Ended March 31, 2004.......        --(7)    10.96         31.89           590           0.24
July 31, 2002 to March 31, 2003 (1).....        --        8.31         (6.42)          666           0.87
U.S. LARGE CAPITALIZATION GROWTH FUND
For the Period Ended September 30,
 2004*..................................        --(7)     7.74         (2.27)        1,756          (0.20)
August 15, 2003 to March 31, 2004 (1)...        --(7)     7.92         14.50         1,479           1.12
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2004*..................................        --(7)    14.38         (1.91)        9,242           0.04
For the Year Ended March 31, 2004.......        --(7)    14.66         55.22         2,581           0.04
For the Year Ended March 31, 2003.......        --        9.53        (13.99)          104           0.20
OCTOBER 3, 2001 TO MARCH 31, 2002 (1)...
U.S. SMALL CAPITALIZATION FUND
 FOR THE PERIOD ENDED SEPTEMBER 30,
 2004*..................................        --(7)    13.44         (1.54)      272,142           0.18
FOR THE YEAR ENDED MARCH 31, 2004.......        --(7)    13.65         56.40       272,481           0.11
FOR THE YEAR ENDED MARCH 31, 2003.......        --        8.88        (17.42)      136,293          (0.02)
FOR THE YEAR ENDED MARCH 31, 2002.......        --       11.08         23.50       108,449          (0.05)
FOR THE YEAR ENDED MARCH 31, 2001.......        --        9.50         (1.52)       65,217          (0.13)
FOR THE YEAR ENDED MARCH 31, 2000.......        --       10.00         31.06        11,400          (0.13)
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2004*..................................        --        8.41         (0.71)        3,997           0.88
For the Year Ended March 31, 2004.......      0.02        8.47         53.61         2,881           0.45
For the Year Ended March 31, 2003.......      0.01        5.57        (20.73)           17           1.06
For the Year Ended March 31, 2002.......        --        7.05         (8.83)           18           0.64
December 5, 2000 to March 31, 2001
 (1)....................................        --        8.13         (9.47)           24          25.10
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................        --(7)    13.95          0.87       101,916           0.78
For the Year Ended March 31, 2004.......        --(7)    13.83         76.91        82,780           0.28
For the Year Ended March 31, 2003.......      0.02        7.87         (5.53)       16,834           0.99
For the Year Ended March 31, 2002.......        --        8.43         (5.08)        6,334           0.79
For the Year Ended March 31, 2001.......        --        9.09        (11.08)        1,731           0.67
For the Year Ended March 31, 2000.......        --       11.77         31.47         1,650           1.14
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT EQUITY
FUND
For the Period Ended September 30,
 2004*..................................        --(7)    10.73         (1.20)        8,910          (0.84)
For the Year Ended March 31, 2004.......        --(7)    10.86         (6.46)        8,693          (0.93)
For the Year Ended March 31, 2003.......      0.01       11.61         12.49        16,251          (0.45)
For the Year Ended March 31, 2002.......        --       10.34          8.96           471           0.99
For the Year Ended March 31, 2001.......        --        9.73         (5.06)           24           4.90
For the Year Ended March 31, 2000.......        --       10.99          9.39           904           3.72
GLOBAL LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................        --(7)    11.08         (1.16)        5,886          (2.29)
For the Year Ended March 31, 2004.......        --(7)    11.21         (5.08)        8,533          (1.50)
For the Year Ended March 31, 2003.......      0.02       11.81         16.58         9,474          (0.80)
August 23, 2001 to March 31, 2002 (1)...        --       10.13          3.58             7           0.22
VALUE LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................        --(7)    10.00          1.94        25,055          (1.18)
For the Year Ended March 31, 2004.......        --(7)     9.81         (5.94)       34,081          (0.90)
For the Year Ended March 31, 2003.......        --       10.43         16.54        38,473          (0.43)
For the Year Ended March 31, 2002.......        --        8.95         13.24         5,355           1.05
For the Year Ended March 31, 2001.......        --        8.10         15.49         3,952           4.23
For the Year Ended March 31, 2000.......        --        7.41        (14.41)        6,155           2.36

                                                                    RATIOS/SUPPLEMENTAL DATA
                                          -----------------------------------------------------------------------------
                                                                                              EXPENSES
                                                EXPENSES                EXPENSES             (EXCLUDING
                                                 BEFORE                  NET OF           DIVIDEND EXPENSE)   PORTFOLIO
                                                WAIVERS/                WAIVERS/           NET OF WAIVERS/    TURNOVER
                                          REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3),(4)   REIMBURSEMENTS(3)    RATE(5)
                                          ---------------------   ---------------------   -----------------   ---------
ADVISER SHARES
U.S. SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................           1.33%                  1.33%                 1.33%           39.49%
For the Year Ended March 31, 2004.......           1.37                   1.40                  1.40            75.65
For the Year Ended March 31, 2003.......           1.54                   1.40                  1.40            70.83
For the Year Ended March 31, 2002.......           1.53                   1.39                  1.39           101.08
For the Year Ended March 31, 2001.......           1.45                   1.35                  1.35           128.79
For the Year Ended March 31, 2000.......           1.39                   1.31                  1.31           141.78
INVESTOR SHARES
U.S. LARGE CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................           1.55                   1.30                  1.30            59.75
For the Year Ended March 31, 2004.......           1.51                   1.25                  1.25           141.50
July 31, 2002 to March 31, 2003 (1).....           3.05                   1.25                  1.25           100.79
U.S. LARGE CAPITALIZATION GROWTH FUND
For the Period Ended September 30,
 2004*..................................           2.60                   1.28                  1.28            43.11
August 15, 2003 to March 31, 2004 (1)...           2.72                   1.11                  1.39           177.43
U.S. DISCOVERY FUND
For the Period Ended September 30,
 2004*..................................           1.49                   1.45                  1.45            39.56
For the Year Ended March 31, 2004.......           1.63                   1.40                  1.40            93.08
For the Year Ended March 31, 2003.......           6.18                   1.40                  1.40            98.65
OCTOBER 3, 2001 TO MARCH 31, 2002 (1)...
U.S. SMALL CAPITALIZATION FUND
 FOR THE PERIOD ENDED SEPTEMBER 30,
 2004*..................................           1.42                   1.42                  1.42            39.49
FOR THE YEAR ENDED MARCH 31, 2004.......           1.45                   1.47                  1.47            75.65
FOR THE YEAR ENDED MARCH 31, 2003.......           1.63                   1.49                  1.49            70.83
FOR THE YEAR ENDED MARCH 31, 2002.......           1.65                   1.51                  1.51           101.08
FOR THE YEAR ENDED MARCH 31, 2001.......           1.53                   1.43                  1.43           128.79
FOR THE YEAR ENDED MARCH 31, 2000.......           1.50                   1.28                  1.28           141.78
INTERNATIONAL EQUITY FUND
For the Period Ended September 30,
 2004*..................................           3.36                   1.71                  1.71            26.04
For the Year Ended March 31, 2004.......           4.46                   1.59                  1.59           107.02
For the Year Ended March 31, 2003.......           5.27                   1.60                  1.60           138.85
For the Year Ended March 31, 2002.......           4.27                   1.60                  1.60           132.84
December 5, 2000 to March 31, 2001
 (1)....................................           4.09                   1.60                  1.60            86.18
INTERNATIONAL SMALL CAPITALIZATION FUND
For the Period Ended September 30,
 2004*..................................           1.88                   1.79                  1.79            49.98
For the Year Ended March 31, 2004.......           2.18                   1.75                  1.75           102.50
For the Year Ended March 31, 2003.......           2.93                   1.78                  1.78           129.34
For the Year Ended March 31, 2002.......           2.67                   1.78                  1.78           147.52
For the Year Ended March 31, 2001.......           2.24                   1.81                  1.81           148.53
For the Year Ended March 31, 2000.......           2.28                   1.81                  1.81           148.72
U.S. LARGE/ MID CAPITALIZATION LONG/
 SHORT EQUITY
FUND
For the Period Ended September 30,
 2004*..................................           3.48                   3.23                  1.56            87.25
For the Year Ended March 31, 2004.......           3.51                   3.12                  1.55           189.35
For the Year Ended March 31, 2003.......           3.91                   3.07                  1.54           185.66
For the Year Ended March 31, 2002.......           3.42                   2.42                  1.56           313.22
For the Year Ended March 31, 2001.......           2.96                   2.41                  1.54           399.02
For the Year Ended March 31, 2000.......           3.11                   2.55                  1.52           368.26
GLOBAL LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................           3.55                   3.16                  2.33            76.02
For the Year Ended March 31, 2004.......           3.89                   3.11                  2.14           175.85
For the Year Ended March 31, 2003.......           4.42                   2.92                  1.80           189.09
August 23, 2001 to March 31, 2002 (1)...           4.43                   2.34                  1.75           231.34
VALUE LONG/ SHORT EQUITY FUND
For the Period Ended September 30,
 2004*..................................           3.31                   3.27                  2.04            39.17
For the Year Ended March 31, 2004.......           3.18                   3.06                  2.05            76.36
For the Year Ended March 31, 2003.......           2.97                   2.69                  2.02           209.95
For the Year Ended March 31, 2002.......           2.79                   2.48                  2.04           126.45
For the Year Ended March 31, 2001.......           3.37                   3.04                  2.16           129.80
For the Year Ended March 31, 2000.......           3.70                   3.35                  2.29           139.22

See the accompanying notes to the financial statements.

124  Laudus Funds Semi-Annual Report

Financial Statements

Notes to Financial Statements as of 09/30/04 (Unaudited)

1. ORGANIZATION.

Laudus Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts on April 1, 1988. The Trust is an open-end diversified management investment company registered under the Investment Company Act of 1940, as amended, consisting of eleven portfolios, nine of which were operational as of September 30, 2004: Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Large Capitalization Growth Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund (individually, a "Fund" and collectively the "Funds"). On July 16, 2004, Laudus Rosenberg European Fund was liquidated. As of September 30, 2004, the Laudus Rosenberg U.S. Large Capitalization Value Fund and Laudus Rosenberg U.S. Long/ Short Equity Fund were not operational. As of October 15, 2005, the Laudus Rosenberg U.S. Small Capitalization Fund closed to new investors.

Each Fund is authorized to issue Institutional Shares and Investor Shares and the Laudus Rosenberg U.S. Small Capitalization Fund is authorized to issue Adviser Shares. Each class of shares generally has identical rights and preferences, except that each class is subject to different eligibility conditions, bears different distribution and transfer agent expenses, and has separate voting rights on matters pertaining solely to that class of shares.

Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2. SIGNIFICANT ACCOUNTING POLICIES.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

SECURITY VALUATION
Each Fund uses approved pricing services to provide values for its portfolio securities. Current market values are generally determined by the approved pricing services as follows: securities traded on stock exchanges are valued at the last-quoted sales price on the exchange on which such securities are primarily traded (closing values), or, lacking any sales, at the mean between the bid and ask prices; securities traded in the over-the-counter market are valued at the last sales price that day, or, if there are no sales that day, at the mean between the bid and ask prices. In addition, securities that are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges with these values then translated into U.S. dollars at the current exchange rate. Securities may be fair valued pursuant to procedures approved by the Funds' Board of Trustees when approved pricing services do not provide a value for a security, a furnished price appears manifestly incorrect or events occur prior to the close of the New York Stock Exchange that materially affect the furnished price. The Board of Trustees regularly reviews fair value determinations made by the Funds pursuant to the procedures.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME
Changes in holdings of portfolio securities are reflected no later than in the first calculation on the first business day following the trade date. However, for financial reporting purposes, portfolio security transactions are reported on trade date. Net realized gains or losses from sales of securities are determined on the specific identification cost method. Interest income and expenses are recognized on the accrual basis. Dividend income less foreign taxes withheld (if any) is recorded on the ex-

Financial Statements--Notes to Financial Statements continued

                                            Laudus Funds Semi-Annual Report  125

dividend date. Interest income is recorded as earned and includes premium amortization and discount accretion.

FOREIGN CURRENCY TRANSACTIONS
The accounting records of the Funds are maintained in U.S. dollars. All monetary items denominated in foreign currencies are translated to U.S. dollars based upon the prevailing exchange rate at the close of each business day. Net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. Further, the effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.

FORWARD FOREIGN CURRENCY CONTRACTS
Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency. The forward foreign currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized appreciation or depreciation until the contractual settlement date. Gains or losses from the purchase or sale of forward foreign currency contracts are recorded as realized on the settlement date.

FOREIGN SECURITIES
The Laudus Rosenberg International Equity Fund, Laudus Rosenberg International Small Capitalization Fund, and Laudus Rosenberg Global Long/Short Equity Fund pursue their respective objectives by investing in foreign securities. There are certain additional risks involved when investing in foreign securities which are not inherent with investments in domestic securities. These risks may involve adverse political and economic developments and the possible imposition of currency exchange or other foreign governmental laws or restrictions.

REAL ESTATE INVESTMENT TRUSTS
Several Funds own shares of real estate investment trusts (REITs) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

REPURCHASE AGREEMENTS
In a repurchase agreement, a Fund buys a security from another party (usually a financial institution) with the agreement that the security will be sold back in the future. The date, price and other conditions are all specified when the agreement is created.
The Funds' repurchase agreements is currently fully collateralized by U.S. Government Securities. All collateral is held by the Funds' custodian (or, with tri-party agreements, the agent's bank) and is monitored daily to ensure that its market value is at least equal to the repurchase price under the agreement.

SHORT SALES
The Laudus Rosenberg U.S. Large/Mid Capitalization Long/Short Equity Fund, Laudus Rosenberg Global Long/Short Equity Fund and Laudus Rosenberg Value Long/Short Equity Fund are authorized to engage in short sales. Short sales are transactions in which a Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. The potential for losses associated with short positions is much greater than the original value of the securities sold short and may exceed the market value of securities sold short recorded in the Statement of Assets and Liabilities. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account at the Custodian with cash, U.S. Government Securities and/or securities held long to sufficiently cover its short position on a daily basis. The collateral for the securities sold short includes the Deposits with Broker and Custodian bank as shown in the Statement of Assets and Liabilities and the securities held long as shown in the Statement of Portfolio Investments.

Financial Statements--Notes to Financial Statements continued

126  Laudus Funds Semi-Annual Report

SECURITIES LENDING
Under the Securities Lending Program, securities held by the Laudus Rosenberg U.S. Small Capitalization Fund are loaned by State Street Bank, as agent, to certain brokers (the "Borrowers"). The Borrowers provide cash or U.S. Government securities as collateral against loans in an amount at least equal to 100% of the market value of the loaned securities.
At September 30, 2004, the value of securities loaned amounted to $34,314,383 against which cash collateral of $35,025,379 was received. The cash collateral was invested in various money market portfolios. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the Laudus Rosenberg U.S. Small Capitalization Fund and State Street Bank in its capacity as lending agent. Security lending fee income, net of related expenses, is recorded as earned. The Laudus Rosenberg U.S. Small Capitalization Fund bears the risk of loss with respect to the investment of the cash collateral.

EXPENSE, INVESTMENT INCOME AND GAIN/LOSS ALLOCATION
Expenses directly attributable to a Fund are charged to that Fund; expenses not directly attributable to a Fund are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class. Expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets or another reasonable basis. The investment income and expenses of the Fund (other than class specific expenses charged to a class) and realized and unrealized gains and losses on investments of the Fund are allocated to each class of shares based upon relative net assets on the date income is earned, or expenses and realized and unrealized gains and losses are incurred.

DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Distributions are made annually on a tax basis, which may differ from distribution amounts determined under accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, REITs, and wash sales for book and tax purposes.

3. MANAGEMENT, ADMINISTRATION, FUND ACCOUNTING, DISTRIBUTION AND SHAREHOLDER SERVICE AGREEMENTS.

The Trust's Board of Trustees overseas the general conduct of the Trust and the Funds.

Charles Schwab Investment Management, Inc. ("CSIM" or the "Manager") is the investment adviser of the Funds and manages the Funds' business, subject to the supervision of the Board of Trustees. AXA Rosenberg Investment Management LLC ("AXA Rosenberg"), the Funds' sub-adviser, provides day-to-day portfolio management services to the Funds, subject to the supervision of CSIM.

The Funds pay CSIM an advisory fee for these services on a monthly basis.
CSIM -- and not the Funds -- pays a portion of the advisory fees it receives to AXA Rosenberg in return for its services.
The table below sets forth the advisory fee payable to CSIM by each Fund.

                                         Agreement Rate*
------------------------------------------------------------
Laudus Rosenberg
  U.S. Large Capitalization Fund     1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg
  U.S. Large Capitalization Growth
  Fund                               1st $1 billion-0.75%
                                     Over $1 billion-0.70%
                                     Over $2 billion-0.675%
Laudus Rosenberg
  U.S. Discovery Fund                1st $1 billion-0.90%
                                     Over $1 billion-0.85%
Laudus Rosenberg
  U.S. Small Capitalization Fund     0.90%
Laudus Rosenberg
  International Equity Fund          1st $1 billion-0.85%
                                     Over $1 billion-0.80%
                                     Over $2 billion-0.775%
Laudus Rosenberg
  International Small
  Capitalization Fund                1st $500 million-1.00%
                                     Over $500 million-0.95%
Laudus Rosenberg
  U.S. Large/Mid Capitalization
  Long/ Short Equity Fund            1st $500 million-1.00%
                                     Over $500 million-0.95%
Laudus Rosenberg
  Global Long/Short Equity Fund      1st $500 million-1.50%
                                     Over $500 million-1.45%

Financial Statements--Notes to Financial Statements continued

                                            Laudus Funds Semi-Annual Report  127

                                         Agreement Rate*
------------------------------------------------------------
Laudus Rosenberg
  Value Long/Short Equity Fund       1st $500 million-1.50%
                                     Over $500 million-1.45%
* The advisory fee payable to CSIM varies based on fund
  assets.

CSIM has contractually agreed until at least March 31, 2007, to waive its management fee and bear certain expenses, fees and reimburse the Funds to limit the annual expenses, exclusive of nonrecurring account fees, extraordinary expenses, dividends and interest on securities sold short, services fees, subtransfer agency and subaccounting fees and distribution and shareholder services fees as follows:

Laudus Rosenberg U.S. Large Capitalization
  Fund                                               0.99%
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund                                        0.99%
Laudus Rosenberg U.S. Discovery Fund                 1.14%
Laudus Rosenberg U.S. Small Capitalization
  Fund                                               1.14%
Laudus Rosenberg International Equity Fund           1.34%
Laudus Rosenberg International Small
  Capitalization Fund                                1.49%
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund                             1.24%
Laudus Rosenberg Global Long/Short Equity Fund       1.99%
Laudus Rosenberg Value Long/Short Equity Fund        1.74%

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that, from time to time through the next two fiscal years, the repayment will not cause the Fund's expenses to exceed the current limit (as stated in CSIM's contractual undertaking) during the respective year. As of September 30, 2004, the balance of recoupable expenses is as follows:

                                           Expires   Expires
                                           3/31/06   3/31/07
------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund                      $33,231   $54,212
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund               18,090     41,745
Laudus Rosenberg U.S. Discovery Fund       17,836     31,039
Laudus Rosenberg International Equity
  Fund                                     34,256    107,390
Laudus Rosenberg International Small
  Capitalization Fund                      45,582     73,549
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short Equity Fund    21,271     33,993
Laudus Rosenberg Global Long/Short Equity
  Fund                                     47,220     39,037
Laudus Rosenberg Value Long/Short Equity
  Fund                                         --     19,474

BISYS Fund Services Ohio, Inc. ("BISYS" or the "Administrator"), a wholly-owned subsidiary of The BISYS Group, Inc., serves as the Trust's administrator and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a complex level fee, computed and paid monthly, based upon the following schedule: 0.00% of average daily net assets of the Trust from $0 to $25 million, 0.09% of average daily net assets from $25 million to $500 million, 0.07% on the next $500 million of average daily net assets, and 0.04% of average net assets over $1 billion.
BISYS also serves the Funds as fund accountant and transfer agent. Under the terms of separate agreements, BISYS is entitled to receive a fixed fee per Fund for accounting and a per account fee, subject to a minimum charge, for transfer agent services. BISYS may, from time to time, perform additional services for which it will receive additional fees.
The Trust has adopted Distribution and Shareholder Service Plans with respect to its Investor Shares pursuant to Rule 12b-1 under the 1940 Act. The Investor Shares of the Funds are sold on a continuous basis, by the Trust's Distributor, Laudus Distributor, Inc. (the "Distributor"), an indirect wholly-owned subsidiary of The BISYS Group, Inc. Under the Distribution and Shareholder Service Plan, the Funds pay the Distributor for expenses primarily intended to result in the sale of the Investor Shares. The annual Distribution and Shareholder Service Fee consists of up to 0.25% of the respective average daily net assets of the Investor Shares. In addition, the Trustees have authorized each Fund to pay up to 0.15% of its average daily net assets attributable to Investor Shares for sub-transfer and sub-accounting services in connection with such shares.
Various service organizations act as servicing agents of the Adviser Shares of the Laudus Rosenberg U.S. Small Capitalization Fund. Such shares are subject to an annual Service Fee of up to 0.25% of the average daily net assets attributable to such shares in accordance with a Service Plan adopted by the Trust. In addition, the Trustees have authorized the Fund to pay up to 0.30% of its average daily net assets attributable to Adviser Shares for sub-transfer services in connection with such shares.
Certain officers and a Trustee of the Trust are affiliated with the Manager or Administrator. The Trust does not pay any compensation to officers or Trustees of the Trust

Financial Statements--Notes to Financial Statements continued

128  Laudus Funds Semi-Annual Report

who are interested persons of the Trust or Manager, as defined under the 1940 Act. Trustees of the Trust who are not interested persons of the Trust or Manager, as defined under the 1940 Act, each had received a retainer of $17,576 (plus additional fees for each meeting attended). Effective April 1, 2004 the Board approved a change to the retirement policy in recognition of services provided by the independent Trustees of the Board of the Laudus Trust and the Laudus Variable Insurance Trust, adding a lump sum payment at retirement based on their years of service. After completing at least five years of service, a Trustee is eligible for the lump sum benefit equal to $10,000 times the combined number of years of service (as of the retirement date) on the Board.

4. EARLY REDEMPTION FEE.

For the Funds, certain shares purchased on or after July 30, 2001, that were redeemed or exchanged in less than 30 days, are assessed a fee of 2% of the current net asset value of the shares. The fee applied to shares redeemed or exchanged in the order in which they are purchased, is retained by the Fund and is intended to limit short-term trading in the Funds, or to the extent short-term trading persists, to impose the costs of that activity on the shareholders who engage in it. Such amounts are included in the value of shares redeemed on the Statement of Changes in Net Assets. For the period ended September 30, 2004, early redemption fees assessed were as follows:

                                                   Early
                                                 Redemption
                                                    Fees
-----------------------------------------------------------
Laudus Rosenberg U.S. Large Capitalization
  Growth Fund                                      $2,191
Laudus Rosenberg U.S. Discovery Fund                2,119
Laudus Rosenberg U.S. Small Capitalization
  Fund                                              2,591
Laudus Rosenberg International Small
  Capitalization Fund                              25,504
Laudus Rosenberg U.S. Large/Mid Capitalization
  Long/Short Equity Fund                              628
Laudus Rosenberg Global Long/Short Equity Fund        177
Laudus Rosenberg Value Long/Short Equity Fund      12,372

5. SECURITY PURCHASES AND SALES.

For the period ended September 30, 2004, purchases and sales of securities (excluding short-term securities) were as follows:

                                    Purchases       Sales
------------------------------------------------------------
Laudus Rosenberg U.S. Large
  Capitalization Fund              $26,072,957   $26,273,678
Laudus Rosenberg U.S. Large
  Capitalization Growth Fund         2,948,652     2,727,820
Laudus Rosenberg U.S. Discovery
  Fund                             114,737,052    51,784,400
Laudus Rosenberg U.S. Small
  Capitalization Fund              480,370,877   485,745,512
Laudus Rosenberg International
  Equity Fund                        4,051,197     3,169,072
Laudus Rosenberg International
  Small Capitalization Fund        117,952,631    77,940,514
Laudus Rosenberg U.S. Large/Mid
  Capitalization Long/Short
  Equity Fund                       21,449,379    23,792,472
Laudus Rosenberg Global Long/
  Short Equity Fund                 13,941,244    15,470,384
Laudus Rosenberg Value Long/
  Short Equity Fund                 41,353,883    79,316,391

6. LINE OF CREDIT.

The custodian has established a loan agreement to a maximum amount of 10% of total net assets for the Laudus Rosenberg Value Long/Short Equity Fund for temporary purposes. In addition, the Laudus Rosenberg U.S. Large Capitalization Fund, Laudus Rosenberg U.S. Discovery Fund, Laudus Rosenberg U.S. Small Capitalization Fund, Laudus Rosenberg International Equity Fund, and Laudus Rosenberg International Small Capitalization Fund had access to a committed line of credit up to a maximum of $20,000,000, as established by the Fund's custodian. On June 15, 2004, the committed line of credit maximum changed to $35,000,000, (in any event, a Fund may not utilize any portion of the $35,000,000 in excess of its 1940 Act or prospectus limits.) Interest is calculated based on the market rates at the time of borrowing. A commitment fee of 0.09% per annum will be incurred on the unused portion of the line of credit, which is allocated to the applicable Funds based on net assets. There were no borrowings on the line of credit for the period ended September 30, 2004.

Financial Statements--Notes to Financial Statements continued

                                            Laudus Funds Semi-Annual Report  129

7. FEDERAL INCOME TAXES.

As of the last tax year end of March 31, 2004, the following is the net capital loss carry forward, which is available to offset future realized gains.

                                                                           Expires
                             ----------------------------------------------------------------------------------------------------
                               2005       2006        2007         2008          2009          2010         2011         2012
                             ----------------------------------------------------------------------------------------------------
   Laudus Rosenberg
   U.S. Large
   Capitalization Fund.....  $     --   $     --   $       --   $        --   $        --   $       --   $  209,090   $        --
   Laudus Rosenberg
   U.S. Large
   Capitalization Growth
   Fund....................        --         --           --            --            --      320,412      451,611            --
   Laudus Rosenberg
   U.S. Discovery Fund.....        --         --           --            --            --           --           --            --
   Laudus Rosenberg
   U.S. Small
   Capitalization Fund.....        --         --           --            --            --           --           --            --
   Laudus Rosenberg
   International Equity
   Fund....................   153,862    282,014           --         7,313       112,715    1,280,844    1,715,777
   Laudus Rosenberg
   International Small
   Capitalization Fund.....        --         --           --            --            --           --           --            --
   Laudus Rosenberg
   U.S. Large/Mid
   Capitalization
   Long/Short Equity
   Fund....................        --         --           --       429,084            --      659,336           --     2,980,970
   Laudus Rosenberg
   Global Long/Short Equity
   Fund....................        --         --           --            --            --      397,465           --     1,873,304
   Laudus Rosenberg
   Value Long/Short Equity
   Fund....................        --         --    6,208,668    28,459,569    11,040,106           --           --    20,890,231

                               Expires
                             -----------
                                Total
                             -----------
   Laudus Rosenberg
   U.S. Large
   Capitalization Fund.....  $   209,090
   Laudus Rosenberg
   U.S. Large
   Capitalization Growth
   Fund....................      772,023
   Laudus Rosenberg
   U.S. Discovery Fund.....           --
   Laudus Rosenberg
   U.S. Small
   Capitalization Fund.....           --
   Laudus Rosenberg
   International Equity
   Fund....................    3,552,525
   Laudus Rosenberg
   International Small
   Capitalization Fund.....           --
   Laudus Rosenberg
   U.S. Large/Mid
   Capitalization
   Long/Short Equity
   Fund....................    4,069,390
   Laudus Rosenberg
   Global Long/Short Equity
   Fund....................    2,270,769
   Laudus Rosenberg
   Value Long/Short Equity
   Fund....................   66,598,574

130  Laudus Funds Semi-Annual Report

Trustees and Officers of Laudus Trust as of 09/30/04

INTERESTED TRUSTEE
-------------------------------------------------------------------------------------------------------------------
Name, Address* and                                             Number of
Age of Trustee; (Term                                          Portfolios in
of Office** and         Principal Occupation(s)                Fund Complex
Length of Time Served)  During Past Five Years                 Overseen       Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------------------
Jeffrey M. Lyons(##)    Executive Vice President, Active       63(***)        Mr. Lyons is also a Trustee of the
49                      Trader, Charles Schwab & Co., Inc.,                   Laudus Variable Insurance Trust.
(since 1/04)            July 2004 to present; Executive Vice
                        President, Asset Management Products
                        and Services, Charles Schwab & Co.,
                        Inc., September 2001 to July 2004.
                        Prior to September 2001, Mr. Lyons
                        was Executive Vice President, Mutual
                        Funds, Charles Schwab & Co., Inc.
INDEPENDENT TRUSTEES
-------------------------------------------------------------------------------------------------------------------
Mariann Byerwalter(+)   Chairman of JDN Corporate Advisory     63(***)        Ms. Byerwalter is also a Trustee of
44                      LLC. From 1996 to 2001, Ms.                           the Laudus Variable Insurance Trust,
(since 1/04)            Byerwalter was the Vice President for                 The Charles Schwab Family of Funds,
                        Business Affairs and Chief Financial                  Schwab Investments, Schwab Annuity
                        Officer of Stanford University and,                   Portfolios and Schwab Capital Trust.
                        in 2001, Special Adviser to the                       She is on the Board of Trustees of
                        President of Stanford University.                     Stanford University, America First
                                                                              Companies, Omaha, NE (venture
                                                                              capital/fund management), Redwood
                                                                              Trust, Inc. (mortgage finance),
                                                                              Stanford Hospitals and Clinics, SRI
                                                                              International (research), PMI Group,
                                                                              Inc. (mortgage insurance) and Lucile
                                                                              Packard Children's Hospital; Director
                                                                              until 2002, LookSmart, Ltd. (an
                                                                              Internet infrastructure company).
-------------------------------------------------------------------------------------------------------------------
William A. Hasler(+)    Co-Chief Executive Officer, Aphton     63(***)        Mr. Hasler is also a Trustee of the
63                      Corporation (bio-pharmaceuticals).                    Laudus Variable Insurance Trust, The
(since 1/04)            Prior to August 1998, Mr. Hasler was                  Charles Schwab Family of Funds,
                        Dean of the Haas School of Business                   Schwab Investments, Schwab Annuity
                        at the University of California,                      Portfolios and Schwab Capital Trust.
                        Berkeley (higher education).                          He is on the Board of Directors of
                                                                              Solectron Corporation and is the Non-
                                                                              Executive Chairman (manufacturing).
                                                                              He is also on the Board of Directors
                                                                              of Airlease Ltd. (aircraft leasing),
                                                                              Mission West Properties (commercial
                                                                              real estate) and Digital Microwave
                                                                              Corporation (a network equipment
                                                                              corporation).
-------------------------------------------------------------------------------------------------------------------
Nils H. Hakansson(+)    Sylvan C. Coleman Professor of         12(#)          Mr. Hakansson is also a Trustee of
67                      Finance and Accounting, Haas School                   the Laudus Variable Insurance Trust.
(6 Years)               of Business, University of
                        California, Berkeley, July 1969 to
                        June 2003.

(*)The mailing address of each of the Trustees is c/o Laudus Trust, 3435 Stelzer
   Road, Columbus, OH 43219.

(**)
   There is no stated term of office for the Trustees of the Trust.

(***)
   This includes 51 SchwabFunds, 11 series of the Laudus Trust and the sole series of the Laudus Variable Insurance Trust.

(#)This includes 11 series of the Laudus Trust and the sole series of the Laudus
   Variable Insurance Trust.

(##)
   Mr. Lyons is an "interested person," as defined in the 1940 Act, because he is an employee of Charles Schwab & Co., Inc.

(+)Member of the Audit Committee.

The Statement of Additional Information includes additional information about Fund Trustees and is available, without charge, upon written request, or by calling toll-free 1.866.452.8387.

Trustees and Officers of Laudus Trust continued

                                                                          Laudus
Funds Semi-Annual Report  131

OFFICERS OF LAUDUS TRUST

-------------------------------------------------------------------------------------------------------------------
Name, Address* and
Age of Officer; (Term of
Office(**)and                 Position with
Length of Time Served)        the Trust                Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------------------------------------------
Jana Thompson, 45             President and Chief      Senior Vice President, Charles Schwab & Co., Inc. and CSIM,
(1/04-present)                Executive Officer        February 2004 to present; Vice President, Charles Schwab &
                                                       Co., Inc., 2000 to February 2004; Managing Director,
                                                       High-Yield Sales, Fleet Securities, Inc., 1998 to 1999.
-------------------------------------------------------------------------------------------------------------------
Randall Fillmore, 43          Chief Compliance         Senior Vice President, Institutional Compliance and Chief
(9/04-present)                Officer                  Compliance Officer, CSIM, September 2004 to present; Vice
                                                       President, Charles Schwab & Co., Inc. and CSIM, 2002 to
                                                       2003; Vice President of Internal Audit, Charles Schwab &
                                                       Co., Inc., 2000 to 2002. Prior to 2000, with
                                                       PricewaterhouseCoopers.
-------------------------------------------------------------------------------------------------------------------
Jeffrey Mortimer, 40          Vice President and       Senior Vice President and Chief Investment Officer,
(6/04-present)                Chief Investment         equities, CSIM, May 2004 to present; Vice President CSIM,
                              Officer                  1999 to May 2004.
-------------------------------------------------------------------------------------------------------------------
Bill Thomas, 42               Vice President           Senior Vice President, Charles Schwab & Co., Inc., Asset
(6/04-present)                                         Management Products and Services and Fund Administration,
                                                       May 2000 to present; Managing Director, Scudder Kemper
                                                       Investments, 1997 to 2000.
-------------------------------------------------------------------------------------------------------------------
Alison Baur, 40               Chief Legal Officer      Vice President, Charles Schwab & Co., Inc. since June 1999;
(1/04-present)                                         Associate General Counsel, Charles Schwab & Co., Inc. since
                                                       2003; Senior Corporate Counsel, Charles Schwab & Co., Inc.,
                                                       June 1999 to 2003; Chief Legal Officer & Secretary,
                                                       Excelsior Funds, 2001 to 2004; Chief Legal Officer,
                                                       Excelsior Directional Hedge Fund and Excelsior Private
                                                       Equity Funds, 2001 to 2004.
-------------------------------------------------------------------------------------------------------------------
David Rosenberg, 40           Vice President           Vice President, Investment Administration, CSIM, December
(6/04-present)                                         2001 to present; Director of Investment Management, CSIM,
                                                       1998 to December 2001.
-------------------------------------------------------------------------------------------------------------------
Alice Schulman, 54            Clerk                    Vice President & Assistant Secretary, CSIM, 2003 to present;
(1/04-present)                                         Assistant Secretary, The Charles Schwab Bank, N.A., 2003 to
                                                       present; Assistant Secretary, SchwabFunds, 2000 to present;
                                                       Director, Project Management, CSIM, 2000 to 2003;
                                                       Consultant, 1998 to 2000.
-------------------------------------------------------------------------------------------------------------------
Troy Sheets, 33               Chief Financial Officer  Vice President of Financial Services, BISYS Fund Services,
(9/02-present)                                         2002 to present; Senior Manager, KPMG LLP, 2000 to 2002;
                                                       Manager, KPMG LLP, 1998 to 2000.
-------------------------------------------------------------------------------------------------------------------
Elizabeth Lawrence, 40        Vice President           Senior Vice President, BISYS Fund Services, 2001 to present;
(9/02-present)                                         Vice President and Senior Manager, Client Services and
                                                       Operations, PFPC, Inc., May 2000 to 2001; Director of Client
                                                       Services, PFPC, Inc., 1997 to May 2000.
-------------------------------------------------------------------------------------------------------------------
Ryan Louvar, 32               Clerk                    Counsel, Legal Services, BISYS Fund Services, 2000 to
(9/02-present)                                         present; Attorney, Hill, Farrer & Burrill LLP, 1999 to 2000.
-------------------------------------------------------------------------------------------------------------------
Alaina V. Metz, 37            Assistant Clerk          Chief Administrative Officer, BISYS Fund Services, 1995 to
(6/99-present)                                         present.

(*)The mailing address of each of the officers is c/o Laudus Trust, 3435 Stelzer
   Road, Columbus, OH 43219.

(**)
   There is no stated term of office for the officers of the Trust.

132  Laudus Funds Semi-Annual Report

Definitions, Terms and Other Information

90 DAY T-BILL is a short-term discounted, government debt instrument of 90-days or less, issued in $10,000 denominations that pay its face value at maturity. The government issues Treasury bills weekly.

ALPHA is a measure of a fund's risk-adjusted return. Alpha can be used to directly measure the value added or subtracted by a fund's manager. It is calculated by measuring the difference between a fund's actual returns and its expected performance given its level of market risk as measured by beta.

BETA is a measure of the volatility of a stock relative to the overall market. A beta of less than one indicates lower historical risk than the market; a beta of more than one indicates higher historical risk than the market.

GDP, OR GROSS DOMESTIC PRODUCT, is the market value of the goods and services produced by labor and property in the United States.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, FAR EAST INDEX (MSCI-EAFE(R)) is an international, unmanaged, weighted stock market index that includes over 1,000 securities listed on the stock exchanges of 21 developed market countries from Europe, Australia, and the Far East.

NOMURA GLOBAL SMALL CAP INDEX EXCLUDING THE U.S. (NGSCEXUS) is an unmanaged index that represents the performance of companies in approximately the lowest 15% by market capitalization in 22 developed markets other than the U.S.

PRICE EARNINGS RATIO is the price of a stock divided by its historical earnings per share.

PRICE TO BOOK compares the stock's market value to the value of the total assets less the total liabilities.

PRICE TO CASH FLOW is the price of a stock dividend by its reported cash flow per share.

RELATIVE STRENGTH is the rate that a stock falls relative to other stocks in a falling market or rises relative to other stocks in a rising market.

RETURN ON EQUITY represents the amount earned on a company's common stock investment for a given period, calculated by dividing common stock equity into net income for the period after preferred stock dividends but before common stock dividends.

RUSSELL 1000(R) GROWTH INDEX measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL 1000(R) INDEX measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2000(R) INDEX measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

RUSSELL 2500(TM) INDEX measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

PROXY VOTING

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request by visiting www.laudusfunds.com, the Securities and Exchange Commission's website at www.sec.gov., or by contacting Laudus Funds at 866.452.8387.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request by visiting www.laudusfunds.com, or the Securities and Exchange Commission's website at www.sec.gov.

QUARTERLY DISCLOSURE OF PORTFOLIO HOLDINGS

Beginning with the fiscal quarter ended December 31, 2004, the Funds will file their complete statement of portfolio investments and statement of securities sold short with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The information filed on a Fund's most recent Form N-Q will be available by visiting www.laudusfunds.com.

                                                             (LAUDUS FUNDS LOGO)


                                                         COMMAND PERFORMANCE(TM)


FOR MORE INFORMATION ABOUT THE FUNDS:

MANAGER
Charles Schwab Investment Management, Inc.
101 Montgomery Street
San Francisco, California 94104

SUBADVISER
AXA Rosenberg Investment Management LLC
Four Orinda Way, Building E
Orinda, California 94563

ADMINISTRATOR,TRANSFER AGENT AND DIVIDEND PAYING AGENT
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

CUSTODIANS OF ASSETS
Custodial Trust Company
101 Carnegie Center
Princeton, New Jersey 08540

State Street Bank and Trust Company
Mutual Funds Division
Boston, Massachusetts 02102

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
333 Market Street
San Francisco, California 94105-2119

LEGAL COUNSEL
Morgan, Lewis & Bockius LLP
1701 Market Street
Philadelphia, Pennsylvania 19103

SHAREHOLDER SERVICES
1.866.452.8387  Institutional Shares
1.866.452.8387  Registered Investment Professionals
1.800.447.3332  Investor and Adviser Shares

www.laudusfunds.com

This report is for the information of the shareholders of the Laudus Rosenberg Funds. Its use in connection with any offering of the Trust's shares is authorized only in case of concurrent or prior delivery of the current prospectus.

ITEM 2. CODE OF ETHICS.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.
     NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR ANNUAL REPORTS.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     DURING THE PERIOD COVERED BY THE REPORT, WITH RESPECT TO THE REGISTRANT'S CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICER, PRINCIPAL FINANCIAL OFFICER, PRINCIPAL ACCOUNTING OFFICER OR CONTROLLER, OR PERSONS PERFORMING SIMILAR FUNCTIONS, THERE HAVE BEEN NO AMENDMENTS TO, NOR ANY WAIVERS GRANTED FROM, A PROVISION THAT RELATES TO ANY ELEMENT OF THE CODE OF ETHICS DEFINITION ENUMERATED IN PARAGRAPH (b) OF THIS ITEM 2.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

         (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                 (i) Has at least one audit committee financial expert serving on its audit committee; or

                 (ii) Does not have an audit committee financial expert serving on its audit committee.

             (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                 (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                 (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

             (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR ANNUAL REPORTS. 3(a)(2) NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR ANNUAL REPORTS.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

         (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.
         (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

         (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

             (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

         (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

         (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

NOT APPLICABLE - DISCLOSURES ONLY REQUIRED FOR ANNUAL REPORTS.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

         (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

         (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

NOT APPLICABLE FOR TRUST - NOT A LISTED REGISTRANT.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in ss. 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

NOT APPLICABLE - COMPLETE SCHEDULE OF INVESTMENTS IS INCLUDED IN ITEM 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to
Section 12 of the Exchange Act (15 U.S.C. 781).

NOT APPLICABLE - DISCLOSURE ONLY REQUIRED FOR CLOSED-END FUNDS AND AFFILIATED PURCHASERS.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

NO MATERIAL CHANGES.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER HAVE CONCLUDED, BASED ON THEIR EVALUATION OF THE REGISTRANT'S DISCLOSURE CONTROLS AND PROCEDURES AS CONDUCTED WITHIN 90 DAYS OF THE FILING DATE OF THIS REPORT, THAT THESE DISCLOSURE CONTROLS AND PROCEDURES ARE ADEQUATELY DESIGNED AND ARE OPERATING EFFECTIVELY TO ENSURE THAT INFORMATION REQUIRED TO BE DISCLOSED BY THE REGISTRANT ON FORM N-CSR IS (I) ACCUMULATED AND COMMUNICATED TO THE INVESTMENT COMPANY'S MANAGEMENT, INCLUDING ITS CERTIFYING OFFICERS, TO ALLOW TIMELY DECISIONS REGARDING REQUIRED DISCLOSURE; AND (II) RECORDED, PROCESSED, SUMMARIZED AND REPORTED WITHIN THE TIME PERIODS SPECIFIED IN THE SECURITIES AND EXCHANGE COMMISSION'S RULES AND FORMS.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

THERE WERE NO CHANGES IN THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING THAT OCCURRED DURING THE REGISTRANT'S MOST RECENT FISCAL HALF-YEAR (THE REGISTRANT'S SECOND FISCAL HALF-YEAR IN THE CASE OF AN ANNUAL REPORT) THAT HAVE MATERIALLY AFFECTED OR ARE REASONABLY LIKELY TO MATERIALLY AFFECT, THE REGISTRANT'S INTERNAL CONTROL OVER FINANCIAL REPORTING.

ITEM 11. EXHIBITS.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. NOT APPLICABLE - ONLY EFFECTIVE FOR ANNUAL REPORTS.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2). CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. NOT APPLICABLE.


         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference. CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 ARE ATTACHED HERETO.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)      Laudus Trust
            --------------------------------------------------------------------

By (Signature and Title)*    /s/ Troy A. Sheets, CFO            Troy A. Sheets
                         -------------------------------------------------------

Date    11/29/04
     ---------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*    /s/ Troy A. Sheets, CFO            Troy A. Sheets
                         -------------------------------------------------------

Date    11/29/04
     ---------------------------------------------------------------------------

By (Signature and Title)*    /s/ Jana D. Thompson, President    Jana D. Thompson
                         -------------------------------------------------------

Date    11/29/04
     ---------------------------------------------------------------------------


* Print the name and title of each signing officer under his or her signature.